UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06637

The UBS Funds
(Exact name of registrant as specified in charter)

51 West 52nd Street, New York, New York			10019-6114
(Address of principal executive offices)			(Zip code)

Mark F. Kemper, Esq UBS Global Asset Management 51 West 52nd Street New York, NY 10019-6114
(Name and address of agent for service)

Copy to:
Bruce Leto, Esq. Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 215-564

Registrant’s telephone number, including area code:		212-882 5000

Date of fiscal year end:	June 30

Date of reporting period:	December 31, 2006

Item 1. Reports to Stockholders.

The UBS Funds

Semiannual Report

December 31, 2006

Table of contents

Portfolio Managers' commentary and schedules of investments

UBS Dynamic Alpha Fund	1

UBS Global Allocation Fund	13

UBS Global Equity Fund	31

UBS International Equity Fund	38

UBS U.S. Equity Alpha Fund	44

UBS U.S. Large Cap Equity Fund	51

UBS U.S. Large Cap Growth Fund	57

UBS U.S. Large Cap Value Equity Fund	63

UBS U.S. Mid Cap Growth Equity Fund	69

UBS U.S. Small Cap Growth Fund	75

UBS Absolute Return Bond Fund	81

UBS Global Bond Fund	97

UBS High Yield Fund	108

UBS U.S. Bond Fund	116

Statements of assets and liabilities	132

Statements of operations	138

Statements of changes in net assets	140

Financial highlights	144

Notes to financial statements	172

General information	207

Board approval of investment advisory agreement	208

This page intentionally left blank.

UBS Dynamic Alpha Fund

For the six months ended December 31, 2006, Class A shares of UBS Dynamic Alpha Fund (the "Fund") returned 4.98% (Class A shares declined 0.77% after the deduction of the maximum sales charge), while Class Y shares returned 5.16%. For purposes of comparison, the Merrill Lynch US Treasury 1-5 Year Index returned 3.18% over the same time period, the MSCI World Free Index (net US) returned 13.36%, and the Consumer Price Index (CPI) declined 0.54%. (Class Y shares have lower expenses than other share classes in the series. Returns for all share classes over various time periods are shown on page 3; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

Flexibility to adjust exposures in pursuit of absolute return

The Fund has the ability to adjust its exposure to markets, securities and currencies if they appear overvalued, by taking short positions, in an effort to provide investors with positive absolute returns in excess of inflation (as measured by the Consumer Price Index). Over the period, the key driver of Fund performance was our active management of market exposures. Market exposures and security selection aided performance in the period, while currency exposures detracted.

Analysis finds equity markets generally overvalued

The Fund entered the reporting period with 92% of its assets held in various types of equities. However, close to half of this equity market exposure risk was hedged, leaving a net equity market exposure of 46%. (Hedging is a strategy that enables a portfolio to invest in undervalued securities, without exposing the portfolio to the market in which the security is found if it is believed to be overvalued.) We significantly reduced the Fund's equity exposure in October, ending December with a net equity market exposure of approximately 24%—the lowest it has been since the Fund's inception (January 27, 2005). This change was made in response to market movements, as the continued rally of the world's equity markets pushed prices up beyond what we considered fair value in many markets. Simply put, several country markets that we previously assessed as being undervalued appeared more fairly valued, and other markets we had previously considered as fairly valued became substantially overvalued.

Our principal long (positive) positions remained in the US, the UK, the Dutch, and the emerging equity markets. These were partially offset by short (negative) exposures to Japan, Canada, Hong Kong and Australia, as well as a number of continental European countries.

Security selection a positive

The Fund held the vast majority of its security selection exposure in equity market vehicles. This positioning reflected our continued opinion that a broad range of security selection opportunities existed across the global equity markets. We did, however, increase our allocation during the period to a concentrated fixed income component that focuses on issue selection. Performance during the period was aided by strong stock selection in the US equity alpha, and the UK, European, and US equity components of the portfolios.

Short exposure in overvalued fixed income markets

In our view, the global bond markets remained expensive relative to our risk estimates. As a result, throughout the review period, we retained a short exposure to the fixed income markets on a broad basis, ending the period with a –26.8% net exposure. While we held short positions in sovereign debt from Switzerland, the US, Japan and Germany, the bulk of our short fixed income exposure was in emerging markets debt and inflation-linked gilts in the UK. We selectively held some long exposures to fixed income markets, including UK and Australian government bonds, which we found to be a bit more attractive.

Our exposure in emerging markets debt was achieved through a credit default swap on the Dow Jones CDX Emerging Market Diversified Index, an index of credit default swaps on the debt of various emerging markets countries. We believe the credit spreads—the difference in yield between similarly dated bonds—on this debt remained quite narrow relative to its fair value.

UBS Dynamic Alpha Fund

Currency strategy detracted as investors sought riskier assets

Currency management detracted from the Fund's total return over the reporting period. Our positioning was generally long in lower-yielding currencies like the Japanese yen and Swiss franc, and short in higher-yielding currencies. This strategy proved to be unsuccessful during the period, as investors seeking incremental yield caused the lower-yielding currencies to weaken against the riskier higher-yielding currencies. We have positioned the portfolio to profit from what we expect to be an eventual reversal of the recent trends.

The global economy remains on track

In our estimation, the global economy is moving on track, slowing from above-average growth to a more typical growth rate. We felt the strength in the financial markets over the reporting period was driven by investor sentiment, more than fundamental change. We will continue to closely monitor the economy and markets to identify value discrepancies that could create opportunities or risks for the portfolio.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2006. The views and opinions in the letter were current as of January 17, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent.

We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/globalam-us.

UBS Dynamic Alpha Fund

Average annual total return (unaudited)

	6 months ended 12/31/06	1 year ended 12/31/06	Inception* to 12/31/06
UBS Dynamic Alpha Fund Class A	4.98%	7.42%	8.48%
UBS Dynamic Alpha Fund Class B	4.56	6.50	7.61
UBS Dynamic Alpha Fund Class C	4.56	6.60	7.64
UBS Dynamic Alpha Fund Class Y	5.16	7.69	8.76
UBS Dynamic Alpha Fund Class A**	-0.77	1.49	5.35
UBS Dynamic Alpha Fund Class B**	-0.44	1.50	5.65
UBS Dynamic Alpha Fund Class C**	3.56	5.60	7.64
Merrill Lynch US Treasury 1-5 Year Index***	3.18	3.81	2.73
MSCI World Free Index (net US) ****	13.36	20.42	17.07
Consumer Price Index*****	-0.54	2.54	3.00

*  Inception date of all share classes of UBS Dynamic Alpha Fund is 01/27/05. Inception date of the indices, for the purpose of this illustration, is 01/31/05.

**  Returns include sales charges.

***  The Merrill Lynch US Treasury 1-5 Year Index: An unmanaged index tracking US Treasury securities with maturities between 1 and 5 years.

****  The MSCI World Free Index (net US) is a broad-based securities index that represents the US and developed international equity markets in terms of capitalization and performance. It is designed to provide a representative total return for all major stock exchanges located inside and outside the United States. This benchmark has been calculated net of withholding tax from a US perspective.

*****  Consumer Price Index (CPI) produces monthly data on changes in the prices paid by urban consumers for a representative basket of goods and services. The index is calculated by the Bureau of Labor Statistics.

The Y share class is our lowest fee share class. Our other share classes include higher fees and loads, which may result in lower performance than Class Y.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com/globalam-us.

UBS Dynamic Alpha Fund

Top ten equity holdings (unaudited)a

As of December 31, 2006

Percentage of net assets
BP PLC	0.8%
Vodafone Group PLC	0.8
HBOS PLC	0.7
Total S.A.	0.6
Roche Holding AG	0.6
Royal Bank of Scotland Group PLC	0.6
Nestle S.A.	0.6
Credit Suisse Group	0.6
Barclays PLC	0.6
Suez S.A.	0.5
Total	6.4%

Top ten fixed income holdings (unaudited)a

As of December 31, 2006

Percentage of net assets
Ford Motor Credit Co. 7.875%, due 06/15/10	0.7%
First Franklin Mortgage Loan Asset-Backed Certificates, 06-FFA, Class B2 6.000%, due 09/25/26	0.3
LNR CDO Ltd., 06-1A, Class FFX 7.592%, due 05/28/43	0.3
Highlander Euro CDO, 06-2CA, Class F1 due 12/14/22	0.2
Abacus Ltd., 06-17A, Class L 8.100%, due 12/28/47	0.2
Shasta CLO I Ltd., due 04/20/13	0.2
FM Leveraged Capital Fund II due 11/20/20	0.2
Nomura Asset Acceptance Corp. 8.000%, due 08/25/36	0.1
Home Equity Mortgage Trust, 06-5, Class B1, 9.320%, due 01/25/37	0.1
Grosvenor Place CLO BV, II-A Class SUB, due 03/28/23	0.1
Total	2.4%

a  Figures represent the direct investments of the UBS Dynamic Alpha Fund. Figures could be different if a breakdown of the underlying investment companies were included.

UBS Dynamic Alpha Fund

Industry diversification (unaudited)a

As a percentage of net assets as of December 31, 2006

International equities
Aerospace & defense	0.07%
Air freight & logistics	0.19
Airlines	0.13
Automobiles	0.06
Beverages	0.30
Capital markets	0.66
Chemicals	0.05
Commercial banks	4.38
Commercial services & supplies	0.11
Communications equipment	0.56
Computers & peripherals	0.01
Construction & engineering	0.02
Construction materials	0.32
Consumer finance	0.07
Containers & packaging	0.03
Diversified consumer services	0.04
Diversified financial services	0.70
Diversified telecommunication services	1.08
Electric utilities	0.35
Electronic equipment & instruments	0.07
Energy equipment & services	0.02
Food & staples retailing	0.39
Food products	0.66
Health care equipment & supplies	0.06
Health care providers & services	0.08
Hotels, restaurants & leisure	0.18
Household durables	0.10
Household products	0.21
Industrial conglomerates	0.05
Insurance	2.08
IT services	0.29
Machinery	0.19
Marine	0.08
Media	0.43
Multiline retail	0.06
Multi-utilities & unregulated power	0.60
Oil & gas	2.06
Paper & forest products	0.07
Pharmaceuticals	1.59
Real estate	0.17
Real estate management & development	0.11
Road & rail	0.01%
Semiconductors & semiconductor equipment	0.16
Software	0.03
Specialty retail	0.23
Textiles, apparel & luxury goods	0.02
Tobacco	0.38
Trading companies & distributors	0.33
Wireless telecommunication services	0.79
Total international equities	20.63
Bonds US bonds US corporate bonds
Consumer finance	0.89
Asset-backed securities	0.43
Collateralized debt obligations	0.86
Total US bonds	2.18
International bonds
Collateralized debt obligations	1.66
Total bonds	3.84
Investment companies
UBS Emerging Markets Equity Relationship Fund	7.47
UBS International Equity Relationship Fund	26.49
UBS Opportunistic Emerging Market Debt Relationship Fund	0.47
UBS Opportunistic High Yield Relationship Fund	0.75
UBS Small-Cap Equity Relationship Fund	5.92
UBS U.S. Equity Alpha Relationship Fund	10.35
UBS U.S. Large Cap Equity Relationship Fund	11.43
UBS U.S. Large Cap Growth Relationship Fund	6.14
Total investment companies	69.02
Short-term investments	6.66
Options purchased	0.35
Total investments before investment sold short	100.50
Investment sold short US bond
Mortgage & agency debt securities	(0.14)
Total investments, net of investment sold short	100.36
Liabilities in excess of cash and other assets	(0.36)
Net assets	100.00%

a  Figures represent the industry breakdown of direct investments of the UBS Dynamic Alpha Fund. Figures would be different if a breakdown of the underlying investment companies' industry diversification were included.

UBS Dynamic Alpha Fund—Schedule of investments

December 31, 2006 (unaudited)

	Shares	Value
Equities — 20.63%
International equities — 20.63%
Austria — 0.07%
Telekom Austria AG	86,661	$2,322,256
Belgium — 0.35%
Dexia	81,920	2,243,874
Fortis	172,737	7,369,654
KBC Groep NV S.A.	11,889	1,457,979
		11,071,507
Bermuda — 0.04%
Catlin Group Ltd.	88,986	895,566
Lancashire Holdings Ltd.[1]	48,660	319,175
		1,214,741
Denmark — 0.09%
A.P. Moller - Maersk A/S	286	2,693,528
Finland — 0.37%
Nokia Oyj	576,950	11,789,612
France — 3.21%
Assurance Generale de France	24,581	3,832,126
AXA S.A.	307,341	12,442,987
BNP Paribas	99,688	10,876,174
Capgemini S.A.	50,481	3,168,610
Carrefour S.A.	35,209	2,135,183
Credit Agricole S.A.	77,903	3,276,350
France Telecom S.A.	542,087	14,991,442
Neuf Cegetel[1]	16,557	587,928
Sanofi-Aventis S.A.	98,217	9,069,112
Suez S.A.	316,295	16,379,514
Total S.A.	284,599	20,531,180
Unibail REIT	21,766	5,318,332
		102,608,938
Germany — 1.63%
Allianz AG	78,991	16,137,146
Bayerische Motoren Werke AG	34,434	1,977,730
Celesio AG	33,892	1,818,198
Deutsche Lufthansa AG	156,681	4,312,338
Deutsche Postbank AG	31,315	2,644,351
Deutsche Telekom AG	242,365	4,427,885
E.ON AG	45,301	6,149,191
Heidelberger Druckmaschinen	39,002	1,847,267
Henkel KGAA[1]	27,256	4,010,971
Metro AG	61,709	3,935,283
Preussag AG	102,734	2,053,196
Stada Arzneimittel AG	49,146	2,818,827
		52,132,383
Greece — 0.14%
Alpha Bank AE	71,697	2,167,339
National Bank of Greece S.A.	47,641	2,194,809
		4,362,148

	Shares	Value
Ireland — 0.44%
Anglo Irish Bank Corp. PLC	156,321	$3,241,783
Bank of Ireland	285,178	6,587,861
Depfa Bank PLC	210,884	3,774,798
EcoSecurities Group PLC[1]	130,580	577,827
		14,182,269
Italy — 0.48%
Banca Popolare di Verona e Novara Scrl	48,534	1,393,464
ENI SpA	183,723	6,179,500
Intesa Sanpaolo SpA	519,814	4,014,156
SanPaolo IMI SpA	164,886	3,830,776
		15,417,896
Luxembourg — 0.12%
SES Global S.A. FDR	222,316	3,873,781
Netherlands — 1.92%
ABN AMRO Holding NV	299,115	9,614,519
Aegon NV	776,107	14,793,781
ASML Holding NV1	208,548	5,186,535
ING Groep NV CVA	267,847	11,876,464
Ordina NV	19,947	441,308
Royal Dutch Shell PLC, B Shares	246,351	8,634,159
Royal KPN NV	341,957	4,861,582
TNT NV	139,406	5,995,466
		61,403,814
Norway — 0.12%
Telenor ASA	197,100	3,706,373
Spain — 0.72%
Altadis S.A.	48,315	2,528,806
Banco Santander Central Hispano S.A.	875,894	16,349,006
Repsol YPF S.A.	123,064	4,256,206
		23,134,018
Sweden — 0.43%
Electrolux AB, B Shares[1]	163,700	3,275,937
Husqvarna AB, B Shares[1]	163,700	2,558,578
Svenska Cellulosa AB, B Shares	45,100	2,355,152
Telefonaktiebolaget LM Ericsson, B Shares	1,373,000	5,545,388
		13,735,055
Switzerland — 1.99%
Credit Suisse Group	262,347	18,354,601
Holcim Ltd.	62,695	5,747,256
Nestle S.A.	54,807	19,475,939
Roche Holding AG	111,217	19,943,303
		63,521,099

UBS Dynamic Alpha Fund—Schedule of investments

December 31, 2006 (unaudited)

	Shares	Value
Equities — (concluded)
International equities — (concluded)
United Kingdom — 8.51%
Aberdeen Asset Management PLC	509,267	$1,894,575
ACP Capital Ltd.[1]	244,193	566,584
Anite Group PLC	366,860	585,424
Ashtead Group PLC	53,758	166,571
AstraZeneca PLC	102,910	5,529,099
Aviva PLC	160,575	2,584,416
Barclays PLC	1,267,520	18,117,170
BP PLC	2,366,702	26,297,964
BPP Holdings PLC	61,268	633,403
British American Tobacco PLC	118,336	3,311,020
British Polythene Industries	43,639	384,717
BT Group PLC	502,520	2,966,562
Cadbury Schweppes PLC	90,125	964,380
Cattles PLC	278,409	2,394,461
Centaur Media PLC	229,206	618,202
Centrica PLC	268,105	1,860,946
Chemring Group PLC	17,385	537,829
Chesnara PLC	52,956	182,231
Compass Group PLC	521,369	2,960,438
Computacenter PLC	38,747	203,700
Daily Mail & General Trust	240,120	3,371,011
Davis Service Group PLC	6,015	59,358
Diageo PLC	490,997	9,637,756
Dignity PLC	40,036	513,850
Dimension Data Holdings PLC[1]	862,216	725,934
DSG International PLC	415,315	1,557,253
Electrocomponents PLC	255,304	1,465,914
Elementis PLC	316,013	515,112
Enodis PLC	208,065	811,727
Evolution Group PLC	132,531	333,452
Experian Group Ltd.	229,786	2,697,276
Fenner PLC	129,205	547,709
Foseco PLC	147,290	568,857
Future PLC	515,518	459,270
Gallaher Group PLC	279,494	6,274,213
Galliford Try PLC	225,824	725,148
Georgica PLC[1]	218,005	642,415
GlaxoSmithKline PLC	499,801	13,152,523
Gyrus Group PLC[1]	31,707	233,274
Hanson PLC	298,580	4,504,494
HBOS PLC	957,527	21,223,165
Helphire Group PLC	49,425	377,419
Highway Insurance Holdings PLC	249,497	381,042
Home Retail Group	229,786	1,844,676
HSBC Holdings PLC	362,688	6,611,432
ICAP PLC	66,364	621,766
Innovata PLC[1]	704,234	358,512
Invensys PLC[1]	532,288	2,868,710
ITV PLC	372,218	776,175
Kesa Electricals PLC	182,581	1,212,797
Kingfisher PLC	715,338	3,340,507
Lamprell PLC[1]	147,390	698,387
Land Securities Group PLC	56,392	2,564,953

	Shares	Value
United Kingdom — (concluded)
LogicaCMG PLC	891,538	$3,246,874
London Scottish Bank PLC	283,312	632,386
Lookers PLC	191,225	653,360
Majestic Wine PLC	85,274	587,722
Meggitt PLC	202,153	1,227,028
Misys PLC	234,809	994,222
National Grid PLC	69,174	998,213
Northgate Information Solutions PLC[1]	346,692	583,788
Old Mutual PLC	502,555	1,714,625
PayPoint PLC	52,656	615,510
Phoenix IT Group Ltd.	62,494	373,208
Premier Farnell PLC	29,509	870,291
Prudential PLC[2]	960,337	13,152,977
Psion ORD	97,606	215,957
Quintain Estates & Development PLC	47,193	790,053
Reed Elsevier PLC	366,526	4,022,473
Rentokil Initial PLC	686,973	2,229,492
Rexam PLC	62,219	640,189
Royal Bank of Scotland Group PLC	505,831	19,739,013
Scottish & Southern Energy PLC	151,295	4,603,501
Southern Cross Healthcare Ltd.[1]	96,009	582,755
Speedy Hire PLC	30,233	713,314
SSL International PLC	225,292	1,631,048
Taylor Nelson Sofres PLC	184,136	724,682
Ted Baker PLC	42,948	494,042
Telent PLC	47,957	443,911
Tesco PLC	730,807	5,788,072
Tomkins PLC	301,659	1,451,518
Travis Perkins PLC	17,995	699,047
Ultra Electronics Holdings PLC	23,548	501,183
Vanco PLC[1]	67,432	574,339
Vodafone Group PLC	9,091,676	25,189,125
Wolseley PLC	401,057	9,682,374
Yule Catto & Co. PLC	107,881	490,056
Zetar PLC[1]	62,943	616,212
		271,908,339
Total international equities (cost $558,035,659)		659,077,757
	Face amount
Bonds — 3.84%
US bonds — 2.18%
US corporate bonds — 0.89%
Ford Motor Credit Co. 7.875%, due 06/15/10	$23,500,000	23,695,191
Nomura Asset Acceptance Corp. 8.000%, due 08/25/36	6,474,000	4,758,390
Total US corporate bonds (cost $28,103,732)		28,453,581

UBS Dynamic Alpha Fund—Schedule of investments

December 31, 2006 (unaudited)

	Face amount	Value
Bonds — (concluded)
US bonds — (concluded)
Asset-backed securities — 0.43%
First Franklin Mortgage Loan Asset-Backed Certificates, 06-FFA, Class B2, 144A4 6.000%, due 09/25/26	$10,000,000	$9,232,812
Home Equity Mortgage Trust, 06-5, Class B1[4] 9.320%, due 01/25/37	5,000,000	4,375,000
Total asset-backed securities (Cost $13,618,674)		13,607,812
Collateralized debt obligations — 0.86%
Abacus Ltd., 06-17A, Class L,[3,5] 8.100%, due 12/28/47	6,000,000	6,000,000
Abacus Ltd., 06-17A, Class M,[3,5] 9.100%, due 12/28/47	2,500,000	2,500,000
Brentwood Investors Corp.[6,9] due 05/01/06	1,200,000	1,164,000
Greywolf CLO Ltd., 07-1A, Class C,[6,9] due 02/18/21	1,000,000	990,000
LNR CDO Ltd., 06-1A, Class FFX[5] 7.592%, due 05/28/43	8,000,000	8,268,000
MC Funding Ltd., 06-1[5,9] due 12/20/20	2,900,000	2,857,837
Shasta CLO I Ltd.,[5,9] due 04/20/13	6,000,000	5,700,000
Total collateralized debt obligations (cost $27,349,897)		27,479,837
Total US bonds (cost $69,072,303)		69,541,230
International bonds — 1.66%
International collateralized debt obligations — 1.66%
Cayman Islands — 0.59%
Avenue CLO Fund Ltd., 06-4I, Class SUB[6,9] due 11/07/18	2,625,000	2,521,050
Black Diamond CLO Ltd, 06-1A,[5,9] due 04/29/19	2,500,000	2,500,000
Callidus Debt Partners CDO Fund I Ltd.[5,9] due 11/20/20	2,000,000	2,000,000
Cent CDO Ltd., 06-12A, Class INC[3,5] 5.369%, due 11/18/20	2,000,000	1,870,000
Duane Street CLO, 06-3A, Class SUB[5,9] due 01/11/21	1,200,000	1,140,000
Emerson Place CLO Ltd., 06-1A, Class SUB,[5,9] due 01/15/19	2,750,000	2,612,500

	Face amount		Value
Cayman Islands — (concluded)
FM Leveraged Capital Fund II6,9 due 11/20/20		$5,300,000	$5,141,000
Harbourview CLO VI Ltd., 6A, Class SUB[5,9] due 12/27/19		1,200,000	1,200,000
			18,984,550
Ireland — 0.17%
Avoca CLO BV, VI-A, Class M5,9 due 01/16/23	EUR	2,000,000	2,640,100
Menton CDO PLC, III-A, Class E3,5 12.525%, due 11/09/36		$2,900,000	2,900,000
			5,540,100
Luxembourg — 0.20%
Ashwell S.A.[5,9] due 12/22/66	EUR	3,000,000	3,288,905
GSC European CDO SA, I-RA, SUB,[5,9] due 12/15/22		2,400,000	3,168,120
			6,457,025
Netherlands — 0.70%
Cadogan Square CLO BV,3A, Class M6 11.328%, due 01/17/23	EUR	2,000,000	2,508,095
Grosvenor Place CLO BV, II-A Class SUB,[5,9] due 03/28/23		3,250,000	4,247,261
Harbourmaster CLO Ltd., 7A, Class C5,9 due 09/22/22		3,000,000	3,960,151
Highlander Euro CDO, 06-2CA, Class F1,[5,9] due 12/14/22		5,000,000	6,468,245
Queen Street CLO, 06-1A, Class F6,9 due 04/15/23		1,900,000	2,508,095
Regent's Park CDO BV 1A, Class F,[5] 8.624%, due 01/26/23		2,000,000	2,640,100
			22,331,947
Total international collateralized debt obligations (cost $52,285,157)			53,313,622
Total bonds (cost $121,357,460)			122,854,852
	Shares
Investment companies* — 69.02%
UBS Emerging Markets Equity Relationship Fund		8,429,413	238,603,800
UBS International Equity Relationship Fund		43,961,644	846,384,741

UBS Dynamic Alpha Fund—Schedule of investments

December 31, 2006 (unaudited)

	Shares	Value
Investment companies — (concluded)
UBS Opportunistic Emerging Markets Debt Relationship Fund	1,371,433	$15,075,752
UBS Opportunistic High Yield Relationship Fund	1,798,270	23,950,983
UBS Small-Cap Equity Relationship Fund	4,024,500	188,984,102
UBS U.S. Equity Alpha Relationship Fund	26,550,685	330,752,503
UBS U.S. Large Cap Equity Relationship Fund	17,639,574	365,227,384
UBS U.S. Large Cap Growth Equity Relationship Fund	17,917,764	195,945,082
Total investment companies (cost $1,818,350,415)		2,204,924,347
Short-term investments — 6.66%
Investment company* — 2.14%
UBS U.S. Cash Management Prime Relationship Fund, yield of 5.34%[7]	68,258,038	68,258,038
	Face amount
US government obligation — 4.52%
US treasury bills[8,10]
4.89%, due 01/04/07	$144,600,000	144,523,214
Total short-term investments (cost $212,799,156)		212,781,252

	Number of contracts	Value
Options purchased[1]— 0.35%
Call options — 0.29%
5 Year US Treasury Note Futures, strike @ 105.50, expires February 2007	2,371	$703,891
FTSE-100 Index, strike @ 6125, expires March 2007	2,195	8,595,620
Total call options		9,299,511
Put options — 0.06%
5 Year US Treasury Note Futures, strike @ 105.50, expires February 2007	2,371	1,741,203
S&P 500, strike @ 1425, expires June 2007	1,099	46,378
Total put options		1,787,581
Total options purchased ($10,502,231)		11,087,092
Total investments before investment sold short — 100.50% (cost $2,721,044,921)		3,210,725,300
	Face amount
Investment sold short — (0.14)%
US bond — (0.14)%
Mortgage & agency debt security —(0.14)%
Federal National Mortgage Association, TBA 5.00% (proceeds $4,702,922)	$(4,825,000)	(4,657,630)
Liabilities in excess of cash and other assets — (0.36)%		(11,434,437)
Net assets — 100.00%		$3,194,633,233

Notes to schedule of investments

Aggregate cost of investments before investment sold short for federal income tax purposes, which was substantially the same for book purposes, was $2,721,044,921; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$493,196,268
Gross unrealized depreciation	(3,515,889)
Net unrealized appreciation	$489,680,379

1  Non-income producing security.

2  A portion of this security has been pledged to cover an open short position.

3  Floating rate security — The interest rate shown is the current rate as of December 31, 2006.

4  Step Bonds — Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2006. Maturity date disclosed is the ultimate maturity date.

5  Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent $66,951,219 or 2.10% of net assets as of December 31, 2006 are considered illiquid and restricted.

6  Security is illiquid. These securities amounted to $13,842,240 or 0.43% of net assets at December 31, 2006.

7  Interest rate reflects yield at December 31, 2006.

8  A portion of this security was pledged to cover margin requirements for futures contracts.

UBS Dynamic Alpha Fund—Schedule of investments

December 31, 2006 (unaudited)

9  These securities are the equity tranche of a collateralized debt obligation. The Fund receives periodic payments, which may vary, from the issuers of these securities.

10  Interest rate shown is the discount rate of date at purchase.

*  Investments in affiliated mutual funds.

144A  Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, the value of this security was $9,232,812 or 0.29% of net assets.

CDO  Collateralized Debt Obligation

CLO  Collateralized Loan Obligation

TBA  (To be announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/-1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement, when the specific mortgage pools are assigned.

REIT  Real Estate Investment Trust

FDR  Fiduciary Depositary Receipt

CVA  Dutch Certification — Depository Certificate

EUR  Euro

Restricted securities

Securities	Acquisition date	Acquisition cost	Acquisition cost as a percentage of net assets	12/31/06 Market value	12/31/06 Market value as a percentage of net assets
Abacus Ltd., 06-17A, Class L 8.10%, due 12/28/47	12/07/06	$6,000,000	0.19%	$6,000,000	0.19%
Abacus Ltd., 06-17A, Class M 9.10%, due 12/28/47	12/07/06	2,500,000	0.08	2,500,000	0.08
Ashwell S.A. due 12/22/66	10/16/06	3,089,706	0.10	3,288,905	0.10
Avoca CLO BV, VI-A, Class M due 01/16/23	10/19/06	2,525,500	0.08	2,640,100	0.08
Black Diamond CLO Ltd, 06-1A due 04/29/19	12/22/06	2,500,000	0.08	2,500,000	0.08
Callidus Debt Partners CDO Fund I Ltd. due 11/20/20	11/01/06	1,900,493	0.06	2,000,000	0.06
Cent CDO Ltd., 06-12A, Class INC 5.369%, due 11/18/20	11/29/06	1,860,318	0.06	1,870,000	0.06
Duane Street CLO, 06-3A, Class SUB due 01/11/21	11/15/06	1,140,282	0.04	1,140,000	0.04
Emerson Place CLO Ltd., 06-1A, Class SUB 0.00%, due 01/15/19	11/03/06	2,449,037	0.07	2,612,500	0.08
Greywolf CLO Ltd., 07-1A, Class C 0.00%, due 02/18/21	12/08/06	990,000	0.03	990,000	0.03
Grosvenor Place CLO BV, II-A Class SUB due 03/28/23	12/15/06	4,209,455	0.13	4,247,261	0.13
GSC European CDO SA, I-RA, SUB due 12/15/22	12/01/06	3,200,760	0.10	3,168,120	0.10
Harbourmaster CLO Ltd., 7A, Class C due 09/22/22	10/31/06	3,638,797	0.11	3,960,151	0.13
Harbourview CLO VI Ltd., 6A, Class SUB due 12/17/19	10/20/06	1,128,750	0.04	1,200,000	0.04
Highlander Euro CDO, 06-2CA, Class F1 due 12/14/22	11/28/06	6,400,787	0.20	6,468,245	0.20
LNR CDO Ltd., 06-1A, Class FFX 7.592%, due 05/28/43	11/03/06	8,137,948	0.25	8,268,000	0.26
MC Funding Ltd, 06-1 due 12/20/20	12/08/06	2,857,837	0.09	2,857,837	0.09
Menton CDO PLC, III-A, Class E 12.525%, due 11/09/36	10/18/06	2,900,000	0.09	2,900,000	0.09
Regent's Park CDO BV 1A, Class F 8.624%, due 01/26/23	09/13/06	2,539,100	0.08	2,640,100	0.08
Shasta CLO I Ltd. due 04/20/13	12/20/06	5,700,000	0.18	5,700,000	0.18
		$65,668,770	2.06%	$66,951,219	2.10%

UBS Dynamic Alpha Fund—Schedule of investments

December 31, 2006 (unaudited)

Forward foreign currency contracts

UBS Dynamic Alpha Fund had the following open forward foreign currency contracts as of December 31, 2006:

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation/ (depreciation)
Australian Dollar	32,965,000	USD	25,208,335	05/29/07	$(703,620)
Brazilian Real	67,400,000	USD	30,636,364	02/26/07	(643,435)
Canadian Dollar	301,625,000	USD	264,489,370	05/29/07	4,734,817
Czech Koruna	2,737,420,000	USD	126,964,588	05/29/07	(5,977,010)
Euro	99,000,025	CZK	2,737,420,000	05/29/07	1,465,714
Euro	26,452,195	JPY	4,043,800,000	05/29/07	(500,543)
Euro	639,935,000	USD	826,738,426	05/29/07	(23,120,140)
Euro	9,080,000	USD	12,179,890	05/29/07	121,297
Great Britain Pound	392,775,000	USD	745,410,358	05/29/07	(23,767,470)
Japanese Yen	7,416,200,000	USD	64,344,341	05/29/07	835,860
New Zealand Dollar	107,816,563	JPY	8,583,600,000	05/29/07	(1,746,281)
New Zealand Dollar	46,720,000	USD	30,809,504	05/29/07	(1,799,239)
South Korean Won	155,483,000,000	USD	165,981,318	02/26/07	(1,388,512)
United States Dollar	107,973,830	CHF	131,700,000	05/29/07	1,476,637
United States Dollar	51,758,021	EUR	38,645,000	05/29/07	(435,959)
United States Dollar	206,421,920	SEK	1,444,200,000	05/29/07	6,232,762
United States Dollar	101,030,360	SGD	155,905,000	05/29/07	1,380,931
United States Dollar	219,966,221	TWD	7,163,200,000	02/26/07	1,016,916
Net unrealized depreciation on forward foreign currency contracts					$(42,817,275)

Currency type abbreviations:

CHF  Swiss Franc

CZK  Czech Koruna

EUR  Euro

JPY  Japanese Yen

SEK  Swedish Krona

SGD  Singapore Dollar

TWD  New Taiwan Dollar

USD  United States Dollar

Futures contracts

UBS Dynamic Alpha Fund had the following open futures contracts as of December 31, 2006:

	Expiration dates	Cost/ proceeds	Value	Unrealized appreciation/ (depreciation)
US treasury futures buy contracts:
5 Year US Treasury Notes, 545 contracts (USD)	March 2007	$57,295,169	$57,259,063	$(36,106)
US treasury futures sale contracts:
10 Year US Treasury Notes, 1,186 contracts (USD)	March 2007	129,158,424	127,457,938	1,700,486
Index futures buy contracts:
Amsterdam Exchanges Index, 1,014 contracts (EUR)	January 2007	130,675,665	132,956,255	2,280,590
MSCI Taiwan Index, 702 contracts (USD)	January 2007	21,887,567	22,471,020	583,453
Interest rate futures buy contracts:
Australian 10 Year Bond, 2,508 contracts (AUD)	March 2007	186,712,353	186,338,303	(374,050)
Long Gilt, 1,091 contracts (GBP)	March 2007	234,167,432	230,984,927	(3,182,505)
Index futures sale contracts:
CAC 40 Euro Index, 2,989 contracts (EUR)	March 2007	218,763,797	220,679,056	(1,915,259)
DAX Index, 1,044 contracts (EUR)	March 2007	225,133,215	229,200,612	(4,067,397)

UBS Dynamic Alpha Fund—Schedule of investments

December 31, 2006 (unaudited)

	Expiration dates	Cost/ proceeds	Value	Unrealized appreciation/ (depreciation)
DJ Euro STOXX 50 Index, 8,724 contracts (EUR)	March 2007	$475,446,320	$478,724,952	$(3,278,632)
FTSE 100 Index, 1,908 contracts (GBP)	March 2007	232,949,948	232,221,306	728,642
Hang Seng Index, 282 contracts (HKD)	January 2007	34,978,356	36,287,338	(1,308,982)
IBEX 35 Index, 373 contracts (EUR)	January 2007	70,525,183	69,405,695	1,119,488
NIKKEI 225 Index, 2,305 contracts (JPY)	March 2007	317,258,626	334,501,492	(17,242,866)
MSCI Singapore Index, 658 contracts (SGD)	January 2007	30,748,207	31,506,778	(758,571)
OMXS 30 Index, 5,494 contracts (SEK)	January 2007	92,061,725	92,570,483	(508,758)
Russell 2000 Index, 481 contracts (USD)	March 2007	192,181,145	191,173,450	1,007,695
S&P 500 Index, 41 contracts (USD)	March 2007	14,625,008	14,641,100	(16,092)
S&P MIB Index, 345 contracts (EUR)	March 2007	94,158,015	95,079,737	(921,722)
S&P Toronto Stock Exchange 60 Index, 1,358 contracts (CAD)	March 2007	173,607,949	173,932,067	(324,118)
SPI 200 Index, 1,298 contracts (AUD)	March 2007	143,015,591	144,618,945	(1,603,354)
Interest rate futures sale contracts:
Canadian 10 Year Bond, 625 contracts (CAD)	March 2007	61,795,330	61,002,015	793,315
Euro-Bund, 498 contracts (EUR)	March 2007	77,893,298	76,276,370	1,616,928
Japanese 10 Year Bond, 75 contracts (JPY)	March 2007	84,545,964	84,481,744	64,220
Net unrealized depreciation on futures contracts				$(25,643,595)

The segrated aggregate market value of investments and cash collateral plegded to cover margin requirements for the open futures contracts at December 31, 2006 was $364,399,748.

Currency type abbreviations:

AUD  Australian Dollar

CAD  Canadian Dollar

EUR  Euro

GBP  Great Britain Pound

HKD  Hong Kong Dollar

JPY  Japanese Yen

SEK  Swedish Krona

SGD  Singapore Dollar

USD  United States Dollar

See accompanying notes to financial statements.

UBS Global Allocation Fund

For the six months ended December 31, 2006, Class A shares of UBS Global Allocation Fund (the "Fund") returned 9.81% (Class A shares returned 3.74% after the deduction of the maximum sales charge), while Class Y shares returned 9.97%. During the same period, the GSMI Mutual Fund Index (the "Index") returned 10.41%, the MSCI World Free Index (net US) returned 13.36%, and the Citigroup World Government Bond Index returned 3.28%. (Class Y shares have lower expenses than other share classes in the series. Returns for all share classes over various time periods are shown on page 15; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

Asset allocation strategy aided performance

Sustained economic growth and strong corporate earnings propelled equities higher over the reporting period. In addition, despite a number of headwinds, the fixed income market generated positive, albeit more modest gains. The Fund held an overweight to equities at the expense of fixed income during the year, an allocation strategy that benefited relative performance. However, disappointing stock selection and a defensive posture in the fixed income portion of the portfolio detracted from results, causing the Fund to slightly underperform the Index.

Equities: Uncovering opportunities in overvalued markets

During the period, the global equity markets more than recovered from a period of weakness in May, with most country indices matching or surpassing their earlier peaks. Emerging markets, which had fallen harder than developed markets, recovered as well, with all regions showing strength at year-end. Our intrinsic value analysis showed that most of these markets were slightly overvalued at these levels, leading us to capture greater opportunities by taking more risk in security level decisions.

Our bottom-up research led us to overweight financials, telecommunications and healthcare. While our exposure in the top performing financials and telecommunications sectors added to performance, disappointing stock selection within the sectors negated these gains. Our overweight to healthcare also detracted from results. Holdings in this sector were focused on US pharmaceutical stocks, which were hindered by the prospects of increased price competition and health care reform under the newly elected Democrat-led Congress. An underweight exposure to the strong performing materials sector also hindered performance.

Relative performance was helped by stock selection in information technology. We held an overweight to semiconductors, as well as to software and services. Semiconductors in particular performed well, as many of our holdings are at what we believe to be historically attractive levels. Our research suggests that demand will remain strong in this area with little risk of oversupply.

At the country level, we favored opportunities in the US over other developed markets. Our research found that Japan was constrained by a tightening labor market, weakening consumer spending and expectations of a stronger yen. In the Eurozone, we saw strong growth from exports to emerging markets and new European Union entrants from the East. These advantages were somewhat compromised, however, by the potential for tax increases, restrained central government consumption and a tight monetary policy. Emerging markets offered some structural advantages over these developed markets, and they stand to benefit from what we believe will be continued strong growth in Asia.

Fixed income: A defensive posture reflected our top-down assessment

The global bond markets surpassed most expectations over the reporting period, supported by a change in policy from the US Federal Reserve (the "Fed"). After 17 consecutive increases, the Fed left rates unchanged in August, sending ripples through bond markets around the world. Investors reacted quickly, pushing yields down and prices up (bond prices and yields move in the opposite direction).

In our view, the fixed income markets were driven more by sentiment than any fundamental change to the global economy. We navigated this environment by relying on our research team's top-down and bottom-up analysis. Our top-down conclusion was

UBS Global Allocation Fund

that the global economy was more resilient than the market anticipated and that yields were below fair value. As a result, we maintained our less-than-Index duration strategy. This stance detracted from relative performance as interest rates declined over the reporting period.

From a bottom-up perspective, our research led us to overweight commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS) at the expense of credit and non-government sectors. While we benefited from strong security selection in these areas, the Fund's sector allocation hindered relative returns.

At the country level, we held a neutral weight to US bonds and an underweight to international bonds. In particular, we were underweight Japanese bonds, which we considered among the most expensive, despite their recent poor showing. This position helped performance. We held no exposure to emerging markets bonds, where our analysis showed the markets were significantly overvalued.

The Fund's currency positions neither added to nor detracted from relative performance. Our strategy reflects our preference for lower-yielding and Asian currencies. We held underweights to the US dollar, Canadian dollar, British pound and euro. We held overweights to the Singapore dollar, Japanese yen, Swiss franc and Swedish krona. There were few changes to these positions over the reporting period, as volatility in the currency markets remained unusually low.

The global economy remains on track

We believe the global economy is moving from above-average growth to more historical or average levels. Along the way, there will be ups and downs that impact the financial markets. We will continue to closely monitor these movements to identify value discrepancies that could create opportunities or risks for the portfolio.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2006. The views and opinions in the letter were current as of January 17, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent.

We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/globalam-us.

UBS Global Allocation Fund

Average annual total return (unaudited)

	6 months ended 12/31/06	1 year ended 12/31/06	5 years ended 12/31/06	10 years ended 12/31/06	Inception* to 12/31/06
UBS Global Allocation Fund Class A	9.81%	13.57%	11.22%	N/A	7.84%
UBS Global Allocation Fund Class B	9.41	12.73	10.31	N/A	10.52
UBS Global Allocation Fund Class C	9.37	12.69	10.34	N/A	10.66
UBS Global Allocation Fund Class Y	9.97	13.86	11.46	8.61%	9.44
UBS Global Allocation Fund Class A**	3.74	7.33	9.98	N/A	7.20
UBS Global Allocation Fund Class B**	4.41	7.73	10.04	N/A	10.39
UBS Global Allocation Fund Class C**	8.37	11.69	10.34	N/A	10.66
Russell 3000 Index***	12.09	15.72	7.17	8.64	11.23
MSCI World Free Index (net US) ****	13.36	20.42	10.30	7.89	9.75
Citigroup World Government Bond Index*****	3.28	6.12	8.41	5.24	6.04
GSMI Mutual Fund Index******	10.41	14.84	9.85	8.01	9.45

*  Inception date of UBS Global Allocation Fund Class A shares is 06/30/97. Inception dates of Class B and Class C shares are 12/13/01 and 11/22/01, respectively. Inception date of Class Y shares and, for purposes of this illustration, the indices, is 08/31/92.

**  Returns include sales charges.

***  The Russell 3000 Index represents a broad US equities universe representing approximately 98% of the market. It is designed to provide a representative indication of the capitalization and return for the US equity market.

****  The MSCI World Free Index (net US) is a broad-based securities index that represents the US and developed international equity markets in terms of capitalization and performance. It is designed to provide a representative total return for all major stock exchanges located inside and outside the United States. This benchmark has been calculated net of withholding tax from a US perspective.

*****  The Citigroup World Government Bond Index (WGBI) represents the broad global fixed income markets and includes debt issues of US and most developed international governments, governmental entities and supranationals.

******  The GSMI Mutual Fund Index is an unmanaged index compiled by the Advisor, constructed currently as follows: 40% Russell 3000 Index; 22% MSCI World ex-USA (Free) Index; 21% Citigroup BIG Index; 9% Citigroup WGBI Non-US Index (in USD); 2% J.P. Morgan EMBI Global Index; 3% MSCI Emerging Markets Free Index; and 3% Merrill Lynch US High Yield Cash Pay Constrained Index. On December 1, 2003, the 40% Russell 3000 Index replaced the 40% Wilshire 5000 Index, and on June 1, 2005, the 3% Merrill Lynch US High Yield Cash Pay Constrained Index replaced the 3% Merrill Lynch US High Yield Cash Pay Index.

The Y share class is our lowest fee share class. Our other share classes include higher fees and loads, which may result in lower performance than Class Y.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com/globalam-us.

UBS Global Allocation Fund

Top ten equity holdings (unaudited)a

As of December 31, 2006

Percentage of net assets
Citigroup, Inc.	1.8%
Morgan Stanley	1.6
Microsoft Corp.	1.6
Wells Fargo & Co.	1.2
Allergan, Inc.	1.1
Exelon Corp.	1.0
American International Group, Inc.	1.0
Sprint Nextel Corp.	0.9
UnitedHealth Group, Inc.	0.8
Wyeth	0.8
Total	11.8%

Top ten fixed income holdings (unaudited)a

As of December 31, 2006

Percentage of net assets
US Treasury Notes 4.875%, due 08/31/08	1.1%
US Treasury Notes 4.875%, due 10/31/08	0.9
US Treasury Notes 5.125%, due 06/30/11	0.7
US Treasury Bonds 6.250%, due 08/15/23	0.7
US Treasury Notes 4.875%, due 05/15/09	0.7
Deutsche Bundesrepublik 4.500%, due 07/04/09	0.5
US Treasury Inflation Indexed Bonds 2.000%, due 01/15/16	0.5
Government of Japan 0.500%, due 06/20/07	0.5
US Treasury Notes 4.625%, due 10/31/11	0.4
Republic of Austria 5.000%, due 01/15/08	0.3
Total	6.3%

a  Figures represent the direct investments of the UBS Global Allocation Fund. Figures could be different if a breakdown of the underlying investment companies were included.

UBS Global Allocation Fund

Industry diversification (unaudited)a

As a percentage of net assets as of December 31, 2006

Equities US equities
Aerospace & defense	0.62%
Air freight & logistics	0.76
Auto components	1.13
Automobiles	0.30
Beverages	0.73
Biotechnology	1.19
Building products	0.77
Capital markets	2.74
Chemicals	0.15
Commercial banks	2.52
Commercial services & supplies	0.20
Communication equipment	0.32
Computers & peripherals	0.53
Consumer finance	0.03
Diversified consumer services	0.17
Diversified financial services	2.76
Diversified telecommunication services	0.67
Electric utilities	1.62
Electrical equipment	0.11
Energy equipment & services	0.86
Food & staples retailing	1.07
Health care equipment & supplies	0.76
Health care providers & services	1.45
Hotel, restaurants & leisure	0.43
Household durables	0.15
Household products	0.10
Industrial conglomerates	0.19
Insurance	1.81
Internet & catalog retail	0.25
Internet software & services	0.82
Life sciences tools & services	0.28
Machinery	1.10
Media	1.57
Multi-utilities & unregulated power	0.74
Multiline retail	0.13
Oil & gas	1.15
Pharmaceuticals	3.59
Real estate	0.10
Road & rail	0.79
Semiconductors & semiconductor equipment	1.57
Software	2.69
Specialty retail	0.95
Textiles, apparel & luxury goods	0.20
Thrifts & mortgage finance	0.46
Wireless telecommunication services	0.91
Total US equities	41.44
International equities
Air freight & logistics	0.14
Airlines	0.20
Auto components	0.23
Automobiles	0.68
Beverages	0.45
Capital markets	0.64%
Chemicals	0.40
Commercial banks	3.77
Commercial services & supplies	0.04
Communications equipment	0.22
Construction & engineering	0.05
Construction materials	0.31
Consumer finance	0.11
Diversified financial services	0.23
Diversified telecommunication services	0.73
Electric utilities	0.25
Energy equipment & services	0.40
Food & staples retailing	0.46
Food products	0.24
Gas utilities	0.08
Health care equipment & supplies	0.12
Hotels, restaurants & leisure	0.71
Household durables	0.30
Household products	0.06
Industrial conglomerates	0.09
Insurance	1.90
IT services	0.34
Machinery	0.44
Media	0.31
Metals & mining	0.09
Multiline retail	0.03
Office electronics	0.20
Oil & gas	1.25
Paper & forest products	0.17
Pharmaceuticals	1.07
Real estate	0.18
Road & rail	0.27
Semiconductors & semiconductor equipment	0.29
Specialty retail	0.32
Textiles, apparel & luxury goods	0.05
Tobacco	0.39
Trading companies & distributors	0.32
Wireless telecommunication services	0.72
Total international equities	19.25
Total equities	60.69
Bonds US bonds US corporate bonds
Aerospace & defense	0.01
Automobiles	0.07
Beverages	0.02
Capital markets	0.16
Chemicals	0.01
Commercial banks	0.18
Commercial services & supplies	0.02
Consumer finance	0.47
Diversified financial services	0.40
Diversified telecommunication services	0.10

UBS Global Allocation Fund

Industry diversification (unaudited)a

As a percentage of net assets as of December 31, 2006

Electric utilities	0.03%
Food & staples retailing	0.02
Food products	0.03
Insurance	0.02
IT services	0.01
Media	0.06
Multi-utilities & unregulated power	0.03
Oil & gas	0.06
Personal products	0.01
Pharmaceuticals	0.02
Real estate	0.03
Road & rail	0.03
Thrifts & mortgage finance	0.04
Wireless telecommunication services	0.01
Total US corporate bonds	1.84
Asset-backed securities	0.36
Collateralized debt obligations	0.27
Commercial mortgage-backed securities	1.07
Mortgage & agency debt securities	5.54
Stripped mortgage-backed securities	0.08
US government obligations	5.42
Total US bonds	14.58
International bonds International corporate bonds
Aerospace & defense	0.02%
Commercial banks	0.28
Diversified telecommunication services	0.03
Total international corporate bonds	0.33
International asset-backed securities	0.11
Foreign government bonds	6.06
Sovereign/supranational bond	0.09
Total international bonds	6.59
Total bonds	21.17
Investment companies
iShares MSCI EAFE Index Fund	0.23
iShares Russell 1000 Growth Index Fund	0.01
UBS Corporate Bond Relationship Fund	1.52
UBS Emerging Markets Equity Relationship Fund	4.51
UBS High Yield Relationship Fund	0.97
UBS Small-Cap Equity Relationship Fund	2.91
UBS U.S. Securitized Mortgage Relationship Fund	3.37
Total investment companies	13.52
Short-term investments	6.25
Total investments	101.63
Liabilities, in excess of cash and other assets	(1.63)
Net assets	100.00%

a  Figures represent the industry breakdown of direct investments of the UBS Global Allocation Fund. Figures would be different if a breakdown of the underlying investment companies' diversification were included.

UBS Global Allocation Fund—Schedule of investments

December 31, 2006 (unaudited)

	Shares	Value
Equities — 60.69%
US equities — 41.44%
Abercrombie & Fitch Co.	61,500	$4,282,245
Adobe Systems, Inc.[1]	184,300	7,578,416
Akamai Technologies, Inc.[1,2]	72,800	3,867,136
Allergan, Inc.	427,100	51,140,954
Allstate Corp.	283,700	18,471,707
Amazon.Com, Inc.[1]	282,400	11,143,504
American Electric Power Co., Inc.	362,000	15,413,960
American International Group, Inc.	633,400	45,389,444
Analog Devices, Inc.	608,100	19,988,247
Anheuser-Busch Cos., Inc.	253,800	12,486,960
Apache Corp.	54,900	3,651,399
Apple Computer, Inc.[1]	110,700	9,391,788
AT&T, Inc.	720,100	25,743,575
Baxter International, Inc.	121,300	5,627,107
Best Buy Co., Inc.	60,600	2,980,914
Borg-Warner, Inc.	267,900	15,811,458
Bristol-Myers Squibb Co.	807,700	21,258,664
Broadcom Corp., Class A1	150,200	4,852,962
Burlington Northern Santa Fe Corp.	484,000	35,724,040
C.R. Bard, Inc.	73,800	6,123,186
Cephalon, Inc.[1]	119,000	8,378,790
Chevron Corp.	146,500	10,772,145
Chicago Mercantile Exchange Holdings, Inc.	6,800	3,466,300
Chico's FAS, Inc.[1]	455,800	9,430,502
Cisco Systems, Inc.[1]	306,900	8,387,577
Citigroup, Inc.	1,504,107	83,778,760
City National Corp.	114,600	8,159,520
Coach, Inc.[1]	213,300	9,163,368
Constellation Brands, Inc., Class A1	441,400	12,809,428
Costco Wholesale Corp.	448,900	23,733,343
Dell, Inc.[1]	496,200	12,449,658
Dominion Resources, Inc.	47,000	3,940,480
Dun & Bradstreet Corp.[1]	27,700	2,293,283
eBay, Inc.[1]	282,000	8,479,740
Embarq Corp.	92,902	4,882,929
ENSCO International, Inc.	320,200	16,029,212
EOG Resources, Inc.	217,800	13,601,610
Exelon Corp.	734,000	45,427,260
Expeditors International Washington, Inc.	74,200	3,005,100
Express Scripts, Inc.[1]	45,800	3,279,280
ExxonMobil Corp.	238,400	18,268,592
FedEx Corp.	262,300	28,491,026
Fifth Third Bancorp	734,600	30,067,178
Fortune Brands, Inc.	77,800	6,643,342
Freddie Mac	304,700	20,689,130
Genentech, Inc.[1]	36,600	2,969,358
General Dynamics Corp.	75,700	5,628,295
General Electric Co.	236,100	8,785,281

	Shares	Value
US equities — (continued)
Genzyme Corp.[1]	453,600	$27,932,688
Goldman Sachs Group, Inc.	26,600	5,302,710
Google, Inc., Class A1	30,500	14,044,640
H & R Block, Inc.	343,800	7,921,152
Halliburton Co.	495,500	15,385,275
Harley-Davidson, Inc.	190,900	13,452,723
Hartford Financial Services Group, Inc.	195,700	18,260,767
Hilton Hotels Corp.	174,900	6,104,010
Home Depot, Inc.	660,400	26,521,664
Illinois Tool Works, Inc.	677,900	31,312,201
Intel Corp.	1,486,800	30,107,700
Johnson & Johnson	442,838	29,236,165
Johnson Controls, Inc.	411,300	35,338,896
JPMorgan Chase & Co.	692,600	33,452,580
Masco Corp.	1,172,200	35,013,614
McAfee, Inc.[1]	307,200	8,718,336
McGraw-Hill Cos., Inc.	98,700	6,713,574
Medco Health Solutions, Inc.[1]	348,700	18,634,528
Medimmune, Inc.[1]	229,000	7,412,730
Medtronic, Inc.	366,100	19,590,011
Mellon Financial Corp.	884,700	37,290,105
Merck & Co., Inc.	532,900	23,234,440
Merrill Lynch & Co., Inc.	83,000	7,727,300
Microsoft Corp.	2,478,200	73,999,052
Millennium Pharmaceuticals, Inc.[1]	662,100	7,216,890
Monster Worldwide, Inc.[1]	149,700	6,982,008
Moody's Corp.	64,000	4,419,840
Morgan Stanley	913,350	74,374,090
Network Appliance, Inc.[1]	60,200	2,364,656
News Corp., Inc., Class A	624,200	13,407,816
NiSource, Inc.	431,800	10,406,380
Northeast Utilities	188,200	5,299,712
Northrop Grumman Corp.	210,900	14,277,930
Nymex Holdings, Inc.[1,2]	2,000	248,020
Omnicom Group, Inc.	297,500	31,100,650
PACCAR, Inc.	286,600	18,600,340
Peabody Energy Corp.	36,300	1,466,883
Pepco Holdings, Inc.	282,900	7,358,229
PepsiCo, Inc.	125,700	7,862,535
PNC Financial Services Group, Inc.	322,300	23,863,092
Praxair, Inc.	113,600	6,739,888
Procter & Gamble Co.	74,200	4,768,834
QUALCOMM, Inc.	159,700	6,035,063
Quest Diagnostics, Inc.	104,400	5,533,200
R.H. Donnelley Corp.	237,892	14,922,965
Realogy Corp.[1]	156,375	4,741,290
Red Hat, Inc.[1]	494,500	11,373,500
Rockwell Automation, Inc.	79,000	4,825,320
Schlumberger Ltd.	75,000	4,737,000
Sempra Energy	343,400	19,244,136
SLM Corp.	24,300	1,185,111
Sprint Nextel Corp.	2,193,152	41,428,641
St. Jude Medical, Inc.[1]	88,300	3,228,248

UBS Global Allocation Fund—Schedule of investments

December 31, 2006 (unaudited)

	Shares	Value
Equities — (continued)
US equities — (concluded)
Starwood Hotels & Resorts Worldwide, Inc.	47,400	$2,962,500
Symantec Corp.[1]	983,872	20,513,731
Sysco Corp.	673,100	24,743,156
Target Corp.	106,400	6,070,120
United Technologies Corp.	133,700	8,358,924
UnitedHealth Group, Inc.	716,900	38,519,037
Univision Communications, Inc., Class A1	79,400	2,812,348
UTi Worldwide, Inc.	103,800	3,103,620
Viacom, Inc., Class B1	60,200	2,470,006
Waters Corp.[1]	257,500	12,609,775
Weatherford International Ltd.[1]	73,600	3,075,744
Wells Fargo & Co.	1,474,300	52,426,108
Wyeth	753,500	38,368,220
Wyndham Worldwide Corp.[1]	127,680	4,088,314
Wynn Resorts Ltd.[2]	68,200	6,400,570
Xilinx, Inc.	695,600	16,562,236
XTO Energy, Inc.	98,400	4,629,720
Yahoo!, Inc.[1]	427,700	10,923,458
Total US equities (cost $1,687,693,245)		1,883,294,868
International equities — 19.25%
Australia — 0.58%
National Australia Bank Ltd.	216,113	6,891,787
Qantas Airways Ltd.	2,161,012	8,904,249
QBE Insurance Group Ltd.	460,988	10,497,963
		26,293,999
Austria — 0.10%
Telekom Austria AG	172,712	4,628,166
Belgium — 0.30%
KBC Groep NV S.A.	80,892	9,920,000
Solvay S.A.[2]	23,988	3,679,515
		13,599,515
Bermuda — 0.34%
Accenture Ltd., Class A	414,000	15,289,020
Canada — 0.68%
Alcan, Inc.	84,920	4,134,766
Canadian Pacific Railway Ltd.	140,800	7,413,386
Cott Corp.[1]	165,600	2,370,076
Magna International, Inc., Class A2	35,900	2,889,794
Manulife Financial Corp.[2]	123,300	4,160,575
Toronto-Dominion Bank[2]	162,500	9,715,302
		30,683,899
Cayman Islands — 0.40%
GlobalSantaFe Corp.	311,800	18,327,604
Finland — 0.27%
Nokia Oyj	228,557	4,670,419

	Shares	Value
Finland — (concluded)
UPM-Kymmene Oyj	300,440	$7,582,912
		12,253,331
France — 1.45%
AXA S.A.	371,687	15,048,095
France Telecom S.A.	620,801	17,168,281
Sanofi-Aventis S.A.	102,329	9,448,804
Total S.A.	323,150	23,312,278
Unibail REIT[2]	4,210	1,028,677
		66,006,135
Germany — 1.18%
Allianz AG	91,609	18,714,889
Bayerische Motoren Werke AG	70,236	4,034,031
Deutsche Postbank AG	107,087	9,042,812
E.ON AG	41,979	5,698,261
Hannover Rueckversicherung AG1,2	8,892	411,765
IKB Deutsche Industriebank AG	67,313	2,623,933
MAN AG	37,898	3,424,866
Metro AG	68,755	4,384,617
Premiere AG1,2	66,439	1,113,826
Siemens AG	42,360	4,201,627
		53,650,627
Greece — 0.06%
National Bank of Greece S.A.	59,327	2,733,180
Hong Kong — 0.29%
Esprit Holdings Ltd.	442,000	4,935,230
Hutchison Telecommunications International Ltd.[1]	1,038,000	2,615,584
Sun Hung Kai Properties Ltd.	325,000	3,733,303
Yue Yuen Industrial Holdings	666,500	2,116,471
		13,400,588
Ireland — 0.64%
Bank of Ireland	589,853	13,626,120
CRH PLC	149,356	6,218,344
Depfa Bank PLC	269,606	4,825,914
Experian Group Ltd.	362,363	4,253,493
		28,923,871
Italy — 0.52%
Intesa Sanpaolo SpA	450,529	3,479,117
ENI SpA	194,708	6,548,979
SanPaolo IMI SpA	283,983	6,597,743
UniCredito Italiano SpA	804,835	7,054,485
		23,680,324
Japan — 3.35%
Aeon Co. Ltd.	192,200	4,158,775
Aiful Corp.[2]	83,400	2,347,716
Asahi Breweries Ltd.	345,800	5,535,473
Bank of Yokohama Ltd.	561,000	4,393,530
Bridgestone Corp.[2]	222,600	4,966,203
Canon, Inc.	162,900	9,171,295
East Japan Railway Co.	727	4,856,645

UBS Global Allocation Fund—Schedule of investments

December 31, 2006 (unaudited)

	Shares	Value
Equities — (concluded)
International equities — (concluded)
Japan — (concluded)
Funai Electric Co. Ltd.[2]	28,300	$2,290,063
Honda Motor Co. Ltd.[2]	256,100	10,114,449
Japan Tobacco, Inc.	856	4,135,961
KDDI Corp.	449	3,044,771
Kubota Corp.	457,000	4,231,873
Mitsubishi Corp.	332,800	6,264,207
Mitsui Fudosan Co. Ltd.	145,000	3,539,557
Mitsui Sumitomo Insurance Co. Ltd.	526,000	5,754,817
Nissan Motor Co. Ltd.	445,500	5,364,493
Nitto Denko Corp.	123,600	6,190,126
NOK Corp.	120,400	2,367,430
Nomura Holdings, Inc.	204,800	3,863,501
NTN Corp.	336,000	3,012,579
NTT DoCoMo, Inc.	3,019	4,769,312
Rohm Co. Ltd.	64,800	6,452,502
Shin-Etsu Chemical Co. Ltd.	87,400	5,853,351
SMC Corp.	23,800	3,375,858
Sompo Japan Insurance, Inc.	279,000	3,411,159
Sumitomo Mitsui Financial Group, Inc.	877	8,990,715
Sumitomo Trust & Banking Co. Ltd.	391,000	4,100,399
Takefuji Corp.	68,540	2,712,688
Tanabe Seiyaku Co., Ltd.	167,000	2,182,135
Tokyo Gas Co., Ltd.	682,000	3,627,629
Toyota Motor Corp.	168,200	11,250,552
		152,329,764
Netherlands — 1.52%
ABN AMRO Holding NV	506,714	16,287,418
Aegon NV	562,225	10,716,864
ASML Holding NV	264,889	6,587,721
ING Groep NV	138,698	6,149,936
Koninklijke (Royal) Philips Electronics NV	212,344	8,008,305
Reed Elsevier NV	475,013	8,101,368
Royal KPN NV	464,563	6,604,664
TNT NV	150,867	6,488,372
		68,944,648
Norway — 0.16%
Statoil ASA[2]	128,950	3,417,531
Telenor ASA	199,600	3,753,384
		7,170,915
Panama — 0.64%
Carnival Corp.	592,000	29,037,600
Singapore — 0.02%
Singapore Telecommunications Ltd.	418,000	893,913

	Shares	Value
Spain — 0.49%
Banco Santander Central Hispano S.A.	1,075,077	$20,066,857
Repsol YPF S.A.[2]	66,294	2,292,798
		22,359,655
Sweden — 0.38%
Electrolux AB, B Shares[1]	176,000	3,522,082
Husqvarna AB, B Shares[1]	174,100	2,721,127
Sandvik AB	411,800	5,985,159
Telefonaktiebolaget LM Ericsson, B Shares	1,270,000	5,129,383
		17,357,751
Switzerland — 1.73%
Alcon, Inc.	19,000	2,123,630
Clariant AG1	166,515	2,493,967
Credit Suisse Group	359,620	25,160,119
Holcim Ltd.	86,736	7,951,096
Nestle S.A.	21,876	7,773,745
Novartis AG	199,076	11,477,299
Roche Holding AG	91,481	16,404,266
Straumann Holding AG2	14,038	3,398,613
Swiss Reinsurance Co.	22,004	1,870,837
		78,653,572
United Kingdom — 4.15%
AstraZeneca PLC	52,485	2,819,889
Balfour Beatty PLC	261,800	2,270,837
Barclays PLC	1,461,754	20,893,435
BP PLC	1,915,858	21,288,343
Cadbury Schweppes PLC	297,200	3,180,180
Carnival PLC	65,728	3,330,637
Diageo PLC	647,835	12,716,321
Gallaher Group PLC	599,246	13,452,156
GlaxoSmithKline PLC	230,369	6,062,280
Home Retail Group	185,990	1,493,090
ITV PLC	249,559	520,398
Kesa Electricals PLC	582,918	3,872,041
Kingfisher PLC	1,261,960	5,893,139
Prudential PLC	1,140,919	15,626,266
Rentokil Initial PLC	592,762	1,923,741
Royal Bank of Scotland Group PLC	516,915	20,171,543
Scottish & Southern Energy PLC	184,430	5,611,711
Taylor Nelson Sofres PLC	209,880	825,999
Tesco PLC	1,583,376	12,540,512
Vodafone Group PLC	8,027,452	22,240,628
Wolseley PLC	337,359	8,144,568
WPP Group PLC	276,427	3,737,290
		188,615,004
Total international equities (cost $695,738,768)		874,833,081
Total equities (cost $2,383,432,013)		2,758,127,949

UBS Global Allocation Fund—Schedule of investments

December 31, 2006 (unaudited)

	Face amount		Value
Bonds — 21.17%
US bonds — 14.58%
US corporate bonds — 1.84%
American General Finance Corp. 5.375%, due 10/01/12		$630,000	$628,254
AT&T Corp. 8.000%, due 11/15/31		450,000	558,305
AT&T, Inc. 6.450%, due 06/15/34		540,000	548,006
AvalonBay Communities, Inc. REIT 7.500%, due 08/01/09		275,000	289,399
Avon Products, Inc. 7.150%, due 11/15/09		195,000	204,140
Bank of America Corp., 144A 5.420%, due 03/15/17		2,000,000	1,984,510
BellSouth Corp. 6.550%, due 06/15/34		675,000	691,958
Boeing Capital Corp. 7.375%, due 09/27/10		700,000	750,471
Burlington Northern Santa Fe Corp. 7.082%, due 05/13/29		660,000	746,329
C.S. First Boston USA, Inc. 6.500%, due 01/15/12		450,000	472,919
Capital One Financial Corp. 5.500%, due 06/01/15		685,000	684,528
Citigroup, Inc. 5.000%, due 09/15/14		1,275,000	1,244,906
5.500%, due 11/18/15	GBP	1,520,000	2,990,056
5.625%, due 08/27/12		$3,775,000	3,829,620
Comcast Cable Communications, Inc. 6.750%, due 01/30/11		2,250,000	2,357,525
Computer Sciences Corp. 3.500%, due 04/15/08		325,000	315,873
ConAgra Foods, Inc. 6.750%, due 09/15/11		524,000	551,841
ConAgra Foods, Inc., 144A 5.819%, due 06/15/17		831,000	821,972
Coors Brewing Co. 6.375%, due 05/15/12		925,000	957,203
DaimlerChrysler N.A. Holding Corp. 4.050%, due 06/04/08		3,325,000	3,253,968
Devon Financing Corp. ULC 6.875%, due 09/30/11		1,050,000	1,110,289
Dominion Resources, Inc., Series B 5.950%, due 06/15/35		520,000	511,228
EOP Operating LP, REIT 7.250%, due 06/15/28		1,000,000	1,095,890
Erac USA Finance Co., 144A 8.000%, due 01/15/11		700,000	763,360
Exelon Generation Co. LLC 5.350%, due 01/15/14		1,000,000	979,491

	Face amount	Value
US corporate bonds — (continued)
Ford Motor Credit Co. 5.800%, due 01/12/09	$12,750,000	$12,518,498
General Electric Capital Corp. 6.000%, due 06/15/12	5,325,000	5,512,285
6.750%, due 03/15/32	1,250,000	1,431,597
General Motors Acceptance Corp. LLC 6.875%, due 09/15/11	2,170,000	2,225,765
Goldman Sachs Group, Inc. 6.875%, due 01/15/11	3,425,000	3,625,606
HSBC Bank USA N.A. 5.625%, due 08/15/35	1,355,000	1,305,518
HSBC Finance Corp. 6.750%, due 05/15/11	1,925,000	2,037,304
ICI Wilmington, Inc. 4.375%, due 12/01/08	600,000	588,713
International Lease Finance Corp. 3.500%, due 04/01/09	1,775,000	1,707,413
John Deere Capital Corp. 7.000%, due 03/15/12	700,000	749,095
JPMorgan Chase & Co. 6.750%, due 02/01/11	2,000,000	2,102,620
Kinder Morgan Energy Partners LP 5.800%, due 03/15/35	890,000	808,778
Kraft Foods, Inc. 5.625%, due 11/01/11	975,000	985,363
Lockheed Martin Corp. 6.150%, due 09/01/36	250,000	262,660
MBNA Corp. 7.500%, due 03/15/12	550,000	602,467
Metlife, Inc. 5.000%, due 11/24/13	700,000	684,945
Morgan Stanley 6.750%, due 04/15/11	3,475,000	3,672,978
New Cingular Wireless Services, Inc. 8.750%, due 03/01/31	375,000	487,337
News America, Inc. 6.200%, due 12/15/34	550,000	530,868
PPL Energy Supply LLC 6.400%, due 11/01/11	825,000	854,092
Sprint Capital Corp. 8.750%, due 03/15/32	1,375,000	1,654,965
TXU Energy Co. LLC 7.000%, due 03/15/13	700,000	732,450
US Bank N.A. 6.375%, due 08/01/11	625,000	652,432
Valero Energy Corp. 7.500%, due 04/15/32	745,000	849,972
Verizon New York, Inc., Series B 7.375%, due 04/01/32	975,000	1,006,699
Wachovia Bank N.A. 7.800%, due 08/18/10	1,550,000	1,667,261

UBS Global Allocation Fund—Schedule of investments

December 31, 2006 (unaudited)

	Face amount	Value
Bonds — (continued)
US bonds — (continued)
US corporate bonds — (concluded)
Washington Mutual, Inc. 5.625%, due 01/15/07	$2,000,000	$2,000,120
Waste Management, Inc. 7.375%, due 08/01/10	650,000	691,409
Wells Fargo Bank N.A. 6.450%, due 02/01/11	2,625,000	2,741,329
Wyeth 5.500%, due 03/15/13	750,000	754,852
Total US corporate bonds (cost $84,725,889)		83,787,432
Asset-backed securities — 0.36%
Conseco Finance Corp., 01-D, Class M2[3] 7.100%, due 11/15/32	1,296,935	1,268,745
Conseco Finance Securitizations Corp., 00-2, Class A4 8.480%, due 12/01/30	98,038	98,097
Countrywide Asset-Backed Certificates, 03-SD3, Class A1, 144A4 5.770%, due 12/25/32	15,954	16,004
Countrywide Asset-Backed Certificates, 04-SD1, Class A1, 144A4 5.690%, due 06/25/33	190,214	191,027
Green Tree Financial Corp., 96-4, Class A6 7.400%, due 06/15/27	262,691	273,156
GSAMP Trust, 06-S5, Class A2[4] 5.658%, due 09/25/36	2,000,000	2,003,938
Home Equity Mortgage Trust, 06-3, Class A2[4] 5.594%, due 09/25/36	1,250,000	1,252,226
Home Equity Mortgage Trust, 06-4, Class A2[4] 5.730%, due 11/25/36	3,000,000	3,017,901
Providian Gateway Master Trust, 04-AA, Class C, 144A3 6.250%, due 03/15/11	400,000	400,625
Providian Gateway Master Trust, 04-AA, Class D, 144A3 7.200%, due 03/15/11	460,000	461,509
Providian Gateway Master Trust, 04-EA, Class C, 144A3 5.930%, due 11/15/11	3,000,000	3,012,189
Rutland Rated Investments, DRYD-1A, Class A6F1, 144A 6.957%, due 06/20/13	1,645,000	1,709,772
Structured Asset Securities Corp., 03-AL2, Class A, 144A 3.357%, due 01/25/31	198,081	181,634

	Face amount	Value
Asset-backed securities — (concluded)
Terwin Mortgage Trust, 06-1, Class 2M2, 144A4 4.250%, due 01/25/37	$2,500,000	$2,378,250
Total asset-backed securities (cost $16,176,920)		16,265,073
Collateralized debt obligations — 0.27%
Abacus Ltd., 06-13A, Class J3,5 6.950%, due 09/28/46	5,000,000	5,000,000
G-Force CDO, Ltd., 06-1A, Class A3[5] 5.600%, due 09/27/46	7,000,000	7,040,469
Total collateralized debt obligations (cost $11,900,093)		12,040,469
Commercial mortgage-backed securities — 1.07%
Asset Securitization Corp., 95-MD4, Class A3[3] 7.384%, due 08/13/29	3,250,000	3,286,358
Asset Securitization Corp., 95-MD4, Class A5[3] 7.384%, due 08/13/29	5,000,000	5,082,285
Asset Securitization Corp., 97-D4, Class B1 7.525%, due 04/14/29	5,000,000	5,512,850
Bear Stearns Commercial Mortgage Securities, 05-LXR1, Class H, 144A3 6.550%, due 09/15/18	3,500,000	3,502,305
DLJ Commercial Mortgage Corp., 00-CKP1, Class A1B 7.180%, due 11/10/33	1,204,364	1,270,193
First Union Commercial Mortgage Securities, Inc., 97-C2, Class A3 6.650%, due 11/18/29	552,978	555,096
GS Mortgage Securities Corp., II, 06-RR2, Class A1, 144A3 5.689%, due 06/23/46	9,025,000	9,118,456
GS Mortgage Securities Corp., II, 98-GLII, Class A1 6.312%, due 04/13/31	641,263	642,225
Host Marriott Pool Trust, 99-HMTA, Class A, 144A 6.980%, due 08/03/15	180,068	183,748
Host Marriott Pool Trust, 99-HMTA, Class C, 144A 7.730%, due 08/03/15	750,000	790,791
Host Marriott Pool Trust, 99-HMTA, Class D, 144A 7.970%, due 08/03/15	5,300,000	5,609,127
Host Marriott Pool Trust, 99-HMTA, Class E, 144A 8.070%, due 08/03/15	460,000	487,431

UBS Global Allocation Fund—Schedule of investments

December 31, 2006 (unaudited)

	Face amount	Value
Bonds — (continued)
US bonds — (continued)
Commercial mortgage-backed securities — (concluded)
JPMorgan Commercial Mortgage Finance Corp., 99-C8, Class A2 7.400%, due 07/15/31	$894,646	$926,484
Mach One Trust Commercial Mortgage-Backed, 04-1A, Class A1, 144A 3.890%, due 05/28/40	2,527,054	2,496,157
Morgan Stanley Capital I, 03-T11, Class A4 5.150%, due 06/13/41	5,065,000	5,028,836
Nomura Asset Securities Corp., 96-MD5, Class A4[3] 8.200%, due 04/13/39	454,755	458,033
PNC Mortgage Acceptance Corp., 00-C1, Class A2 7.610%, due 02/15/10	1,773,369	1,862,068
Prudential Mortgage Capital Funding LLC, 01-ROCK, Class A2 6.605%, due 05/10/34	1,055,000	1,106,647
Salomon Brothers Mortgage Securities VII, Inc., 00-C3, Class A2 6.592%, due 12/18/33	540,000	561,031
Total commercial mortgage-backed securities (cost $49,732,775)		48,480,121
Mortgage & agency debt securities — 5.54%
Bear Stearns Alt-A Trust, 05-3, Class B1[3] 5.320%, due 04/25/35	7,375,273	7,263,491
C.S. First Boston Mortgage Securities Corp., 01-26, Class 5A1[3] 7.343%, due 11/25/31	70,694	70,456
C.S. First Boston Mortgage Securities Corp., 02-10, Class 2A1 7.500%, due 05/25/32	15,882	16,035
C.S. First Boston Mortgage Securities Corp., 03-27, Class 9A1 7.000%, due 11/25/33	204,441	205,388
C.S. First Boston Mortgage Securities Corp., 03-8, Class 5A1 6.500%, due 04/25/33	429,242	429,694
C.S. First Boston Mortgage Securities Corp., 05-10, Class 10A3 6.000%, due 11/25/35	1,152,117	1,159,938
C.S. First Boston Mortgage Securities Corp., 05-11, Class 4A1 7.000%, due 12/25/35	4,328,765	4,410,389

	Face amount	Value
Mortgage & agency debt securities — (continued)
C.S. First Boston Mortgage Securities Corp., 05-12, Class 1A1 6.500%, due 01/25/36	$6,024,291	$6,094,594
C.S. First Boston Mortgage Securities Corp., 05-9, Class 3A1 6.000%, due 10/25/35	4,223,422	4,221,146
Countrywide Alternative Loan Trust, 05-J2, Class 2A1 7.500%, due 12/25/34	1,449,076	1,458,456
Countrywide Home Loan Mortgage Pass Through Trust, 03-20, Class 3A2 4.750%, due 07/25/18	333,494	330,445
Countrywide Home Loan Mortgage Pass Through Trust, 06-16, Class M1[3] 6.250%, due 11/25/36	2,994,897	3,039,001
Countrywide Home Loan Mortgage Pass Through Trust, 06-HYB1, Class 1A1[3] 5.385%, due 03/20/36	5,842,307	5,821,559
Federal Home Loan Bank 5.000%, due 10/02/09	5,280,000	5,282,276
Federal Home Loan Bank of Chicago 5.625%, due 06/13/16	3,300,000	3,396,304
Federal Home Loan Mortgage Corp. 5.600%, due 10/17/13	2,815,000	2,817,916
5.750%, due 06/27/16	3,300,000	3,434,581
Federal Home Loan Mortgage Corp., REMIC, 2148, Class ZA 6.000%, due 04/15/29	756,792	752,071
Federal Home Loan Mortgage Corp., REMIC, 2426, Class GH 6.000%, due 08/15/30	364,492	365,209
Federal Home Loan Mortgage Corp., REMIC, 3149, Class PC 6.000%, due 10/15/31	9,825,000	9,964,439
Federal Home Loan Mortgage Corp., REMIC, 3164, Class NC 6.000%, due 12/15/32	7,875,000	7,966,096
Federal Home Loan Mortgage Corp., Gold 5.500%, due 01/01/18	101,101	101,273
5.500%, due 04/01/18	328,082	328,497
5.500%, due 01/01/19	1,607,772	1,609,806
5.500%, due 09/01/23	2,445,537	2,435,253
5.500%, due 02/01/24	4,619,554	4,598,080
6.000%, due 12/01/17	248,212	251,861
6.000%, due 03/01/31	432,193	437,136
6.000%, due 07/01/34	1,482,246	1,494,308
6.500%, due 02/01/17	104,594	107,031

UBS Global Allocation Fund—Schedule of investments

December 31, 2006 (unaudited)

	Face amount	Value
Bonds — (continued)
US bonds — (continued)
Mortgage & agency debt securities — (continued)
6.500%, due 10/01/17	$549,815	$562,514
6.500%, due 01/01/29	1,810,718	1,857,718
6.500%, due 04/01/29	57,795	59,259
6.500%, due 11/01/29	1,120,932	1,150,396
7.000%, due 06/01/28	172,739	178,252
7.000%, due 04/01/32	1,517,405	1,561,793
Federal National Mortgage Association 3.875%, due 07/15/08[2]	8,100,000	7,956,816
4.125%, due 05/15/10	6,900,000	6,729,163
4.250%, due 08/15/10	8,075,000	7,896,559
4.276%, due 01/01/35[3]	3,109,261	3,058,867
4.375%, due 03/15/13[2]	13,170,000	12,748,415
4.642%, due 01/01/35[3]	4,393,463	4,358,510
5.200%, due 11/08/10	6,450,000	6,421,175
5.500%, due 03/15/11	5,670,000	5,789,983
5.500%, due 02/01/18	7,497,892	7,515,784
5.500%, due 11/01/23	150,251	149,322
5.500%, due 04/01/24	5,277,845	5,249,740
5.500%, due 09/01/24	3,269,082	3,253,425
5.500%, due 05/01/33	5,357,858	5,303,242
5.500%, due 06/01/33	6,605,154	6,547,566
5.500%, due 07/01/33	5,392,435	5,337,466
6.000%, due 09/01/08	736,099	737,805
6.000%, due 06/01/14	964,912	979,842
6.000%, due 07/01/17	2,654,075	2,695,141
6.000%, due 08/01/17	634,117	643,435
6.000%, due 04/01/18	267,694	271,754
6.000%, due 03/01/20	5,228,964	5,298,232
6.000%, due 11/01/28	127,081	128,681
6.000%, due 03/01/29	767,445	776,189
6.000%, due 07/01/29	577,875	585,128
6.000%, due 01/01/33	2,139,981	2,159,509
6.070%, due 05/12/16	3,790,000	3,814,859
6.184%, due 04/01/36[3]	1,380,002	1,405,222
6.250%, due 02/01/11	5,535,000	5,768,234
6.500%, due 12/01/10	1,001,917	1,008,382
6.500%, due 03/01/17	483,560	495,255
6.500%, due 06/01/17	558,432	571,996
6.500%, due 03/01/28	128,182	131,606
6.500%, due 05/01/28	1,483,933	1,523,135
6.500%, due 07/01/28	3,438,596	3,529,437
6.500%, due 10/01/28	814,107	835,614
6.500%, due 12/01/28	134,321	137,869
6.500%, due 04/01/29	518,373	531,846
6.500%, due 06/01/29	575,725	590,503
6.500%, due 08/01/29	189,175	194,031
6.500%, due 10/01/29	1,352,088	1,387,808
6.500%, due 12/01/29	1,643,763	1,687,669
6.500%, due 05/01/30	124,945	128,246
6.500%, due 11/01/31	7,710	7,893
6.500%, due 07/01/32	3,406,140	3,484,211
7.000%, due 08/01/32	767,832	789,859

	Face amount	Value
Mortgage & agency debt securities — (continued)
7.000%, due 01/01/34	$462,585	$474,728
7.500%, due 05/01/31	17,631	18,344
7.500%, due 02/01/33	247,648	258,462
Federal National Mortgage Association Grantor Trust, 00-T6, Class A1 7.500%, due 06/25/30	308,253	318,940
Federal National Mortgage Association Grantor Trust, 01-T4, Class A1 7.500%, due 07/25/41	1,360,061	1,409,353
Federal National Mortgage Association Grantor Trust, 01-T5, Class A3[3] 7.500%, due 06/19/30	65,692	68,162
Federal National Mortgage Association Grantor Trust, 02-T19, Class A1 6.500%, due 07/25/42	1,688,871	1,723,895
Federal National Mortgage Association Whole Loan, 01-W3, Class A 7.000%, due 09/25/41	69,602	71,318
Federal National Mortgage Association Whole Loan, 04-W11, Class 1A3 7.000%, due 05/25/44	1,924,338	1,982,780
Federal National Mortgage Association Whole Loan, 95-W3, Class A 9.000%, due 04/25/25	912	988
Federal National Mortgage Association Whole Loan, REMIC, 03-W6, Class 6A3 5.826%, due 08/25/42	237,349	243,185
First Horizon Alternative Mortgage Securities, 04-AA3, Class A1[3] 5.312%, due 09/25/34	1,035,997	1,036,107
First Horizon Asset Securities, Inc., 04-FL1, Class 1A1[3] 5.620%, due 02/25/35	339,274	339,639
Government National Mortgage Association 5.125%, due 10/20/29[3]	167,383	169,797
6.000%, due 11/20/28	34,791	35,275
6.000%, due 01/15/29	44,071	44,788
6.000%, due 02/20/29	31,069	31,496
6.000%, due 05/20/29	75,030	76,062
6.000%, due 07/15/29	744,159	756,254
6.500%, due 03/15/26	343,607	353,651
6.500%, due 04/15/31	1,110,713	1,141,467
6.500%, due 01/20/34	596,240	608,865
8.000%, due 12/15/22	7,726	8,191

UBS Global Allocation Fund—Schedule of investments

December 31, 2006 (unaudited)

	Face amount	Value
Bonds — (continued)
US bonds — (concluded)
Mortgage & agency debt securities — (concluded)
Government National Mortgage Association, REMIC, 01-35, Class AZ 6.500%, due 08/20/31	$3,216,657	$3,280,780
JPMorgan Alternative Loan Trust, 06-A4, Class A7[3] 6.300%, due 09/25/36	8,000,000	8,126,942
Residential Asset Securitization Trust, 04-IP2, Class B1[3] 5.432%, due 12/25/34	5,100,175	5,001,359
Structured Asset Securities Corp., 02-23XS, Class A7[4] 6.080%, due 11/25/32	5,170,000	5,132,337
Wells Fargo Mortgage Backed Securities Trust, 03-18, Class A2 5.250%, due 12/25/33	3,385,795	3,267,715
Total mortgage & agency debt securities (cost $253,546,423)		251,828,965
Stripped mortgage-backed securities[6] — 0.08%
Federal National Mortgage Association[7] 3.723%, due 08/01/34	2,583,046	1,962,188
Federal National Mortgage Association[8] 5.500%, due 02/01/36	2,691,156	639,521
MLCC Mortgage Investors, Inc., 03-D, Class XA1[8] 1.000%, due 08/25/28	5,326,169	23,094
Sequoia Mortgage Trust, 04-11, Class XAI[8] 0.940%, due 12/20/34	28,256,702	368,662
Structured Adjustable Rate Mortgage Loan Trust, 05-17, Class 4AX8 5.500%, due 08/25/35	3,449,287	497,452
Total stripped mortgage-backed securities (cost $4,734,058)		3,490,917
US government obligations — 5.42%
US Treasury Bonds[2] 4.500%, due 02/15/36	3,775,000	3,589,791
6.250%, due 08/15/23	27,775,000	31,969,470
8.125%, due 08/15/21	3,705,000	4,944,726
US Treasury Inflation Indexed Bonds (TIPS) 2.000%, due 07/15/14[2]	13,051,841	12,667,934
2.000%, due 01/15/16	22,980,355	22,188,613
US Treasury Notes 4.500%, due 02/15/16[2]	6,065,000	5,968,336
4.625%, due 10/31/11[2]	16,850,000	16,788,784
4.875%, due 08/31/08	47,735,000	47,731,277

	Face amount		Value
US government obligations — (concluded)
4.875%, due 10/31/08[2]		$39,005,000	$39,023,293
4.875%, due 05/15/09[2]		29,570,000	29,634,699
5.125%, due 06/30/11		31,455,000	31,985,803
Total US government obligations (cost $247,811,183)			246,492,726
Total US bonds (cost $668,627,341)			662,385,703
International bonds — 6.59%
International corporate bonds — 0.33%
Canada — 0.02%
Bombardier, Inc., 144A 6.300%, due 05/01/14		900,000	846,000
Germany — 0.12%
Kreditanstalt fuer Wiederaufbau 4.750%, due 12/07/10	GBP	1,245,000	2,384,804
Landwirtschaftliche Rentenbank 6.000%, due 09/15/09	AUD	4,245,000	3,311,198
			5,696,002
Luxembourg — 0.03%
Telecom Italia Capital S.A. 5.250%, due 11/15/13		$325,000	309,884
6.375%, due 11/15/33		925,000	873,966
			1,183,850
United Kingdom — 0.16%
Abbey National PLC 7.950%, due 10/26/29		$295,000	373,529
Lloyds TSB Bank PLC 6.625%, due 03/30/15	GBP	1,445,000	3,044,482
Royal Bank of Scotland Group PLC[9] 9.118%, due 03/31/10		$675,000	747,789
Royal Bank of Scotland PLC 9.625%, due 06/22/15	GBP	1,220,000	3,047,683
			7,213,483
Total international corporate bonds (cost $14,555,972)			14,939,335
International asset-backed securities — 0.11%
United Kingdom — 0.11%
Mound Financing PLC, 5A, Class 2C, 144A3 5.825%, due 02/08/42		$1,200,000	1,203,375
Paragon Mortgages PLC, 7A, Class B1A, 144A3 6.124%, due 05/15/43		1,040,000	1,041,364
Permanent Financing PLC, 04, Class 2C4 6.073%, due 06/10/42		2,700,000	2,709,058
Total international asset-backed securities (cost $4,941,009)			4,953,797

UBS Global Allocation Fund—Schedule of investments

December 31, 2006 (unaudited)

	Face amount		Value
International bonds — (concluded)
Foreign government bonds — 6.06%
Austria — 0.39%
Republic of Austria 5.000%, due 01/15/08	EUR	10,750,000	$14,349,188
5.250%, due 01/04/11		2,590,000	3,584,166
			17,933,354
Belgium — 0.16%
Government of Belgium 5.750%, due 03/28/08	EUR	5,480,000	7,389,800
Canada — 0.18%
Government of Canada 6.000%, due 06/01/11	CAD	8,750,000	8,107,866
France — 1.01%
French Treasury Note 3.500%, due 07/12/09	EUR	6,210,000	8,119,634
Government of France 3.750%, due 04/25/21		3,920,000	4,995,969
4.750%, due 04/25/35		3,545,000	5,160,965
5.500%, due 04/25/07		5,820,000	7,722,564
5.500%, due 04/25/10		7,090,000	9,807,458
5.500%, due 04/25/29		6,525,000	10,314,028
			46,120,618
Germany — 2.01%
Bundesobligation 3.500%, due 10/10/08	EUR	4,400,000	5,769,886
Bundesschatzanweisungen 2.250%, due 09/14/07		7,000,000	9,142,402
2.500%, due 03/23/07		4,400,000	5,792,997
Deutsche Bundesrepublik 3.750%, due 01/04/09		1,230,000	1,619,602
4.500%, due 07/04/09		18,160,000	24,300,526
4.750%, due 07/04/34		6,805,000	9,930,641
5.000%, due 07/04/12		6,020,000	8,351,188
5.250%, due 07/04/10		8,100,000	11,145,763
6.250%, due 01/04/24		2,415,000	4,030,488
6.500%, due 07/04/27		6,445,000	11,291,449
			91,374,942
Italy — 0.36%
Republic of Italy 4.500%, due 05/01/09	EUR	3,585,000	4,792,102
5.250%, due 08/01/11		8,275,000	11,490,120
			16,282,222
Japan — 1.12%
Government of Japan 0.500%, due 06/20/07	JPY	2,520,000,000	21,163,087
1.300%, due 06/20/11		680,000,000	5,749,627
1.500%, due 03/20/14		280,000,000	2,356,174
1.900%, due 06/20/25		305,000,000	2,513,097
2.300%, due 06/20/35		200,000,000	1,686,071
2.600%, due 03/20/19		25,700,000	235,084

	Face amount		Value
Foreign government bonds — (concluded)
Government of Japan CPI Linked Bond (TIPS) 0.500%, due 12/10/14		1,125,000,000	$9,003,592
1.000%, due 06/10/16		1,010,000,000	8,339,194
			51,045,926
Netherlands — 0.24%
Government of Netherlands 4.000%, due 01/15/37	EUR	3,070,000	3,985,038
5.000%, due 07/15/11		4,945,000	6,811,078
			10,796,116
Sweden — 0.08%
Government of Sweden 6.750%, due 05/05/14	SEK	17,625,000	3,049,513
8.000%, due 08/15/07		2,950,000	442,719
			3,492,232
United Kingdom — 0.51%
UK Gilts 4.750%, due 09/07/15	GBP	4,145,000	8,091,185
4.750%, due 03/07/20		2,870,000	5,677,590
5.000%, due 03/07/12		1,515,000	2,970,524
8.000%, due 06/07/21		2,425,000	6,400,509
			23,139,808
Total foreign government bonds (cost $270,285,250)			275,682,884
Sovereign/supranational bond — 0.09%
European Investment Bank 5.750%, due 09/15/09 (cost $4,006,237)	AUD	5,400,000	4,196,468
Total international bonds (cost $293,788,468)			299,772,484
Total bonds (cost $962,415,809)			962,158,187
	Shares
Investment companies — 13.52%
iShares MSCI EAFE Index Fund		140,000	10,250,800
iShares Russell 1000 Growth Index Fund		7,200	396,000
UBS Corporate Bond Relationship Fund*		5,869,966	69,036,083
UBS Emerging Markets Equity Relationship Fund*		7,238,101	204,882,424
UBS High Yield Relationship Fund*		2,080,862	44,018,555
UBS Small-Cap Equity Relationship Fund*		2,816,127	132,240,834
UBS U.S. Securitized Mortgage Relationship Fund*		12,165,083	153,353,035
Total investment companies (cost $474,901,151)			614,177,731

UBS Global Allocation Fund—Schedule of investments

December 31, 2006 (unaudited)

	Shares	Value
Short-term investments — 4.74%
Other* — 4.70%
UBS Supplementary Trust —
U.S. Cash Management Prime Fund, yield of 5.35%[10]	213,674,138	$213,674,138
	Face amount
US government obligations — 0.04%
US Treasury Bills, yield of 5.09% due 01/04/07[11,12]	$1,600,000	1,599,155
Total short-term investments (cost $215,273,460)		215,273,293

	Shares	Value
Investment of cash collateral for securities loaned* — 1.51%
UBS Supplementary Trust — U.S. Cash Management Prime Fund, yield of 5.35%[10] (cost $68,742,129)	68,742,129	$68,742,129
Total investments — 101.63% (cost $4,104,764,562)		4,618,479,289
Liabilities, in excess of cash and other assets — (1.63%)		(74,134,119)
Net assets — 100.00%		$4,544,345,170

Notes to schedule of investments

Aggregate cost for federal income tax purposes, which was substantially the same for book purposes, was $4,104,764,562; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$556,074,045
Gross unrealized depreciation	(42,359,318)
Net unrealized appreciation	$513,714,727

1  Non-income producing security.

2  Securities, or portion thereof, were on loan at December 31, 2006.

3  Floating rate securities — The interest rates shown are the current rates as of December 31, 2006.

4  Step Bonds — Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2006.

5  Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities which represent $12,040,469 or 0.27% of net assets as of December 31, 2006 are considered illiquid and restricted.

6  Security is illiquid. These securities amounted to $3,490,917 or 0.08% of net assets.

7  Principal Only Security — This security entitles the holder to receive principal payments from an underlying pool of assets. High prepayments return principal faster than expected and cause the yield to increase. Low prepayments return principal slower than expected and cause the yield to decrease.

8  Interest Only Security — This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.

9  Perpetual bond security. The maturity date reflects the next call date.

10  Interest rate reflects yield at December 31, 2006.

11  Interest rate shown is discount rate at date of purchase.

12  A portion of this security was pledged to cover margin requirements for futures contracts.

*  Investments in affiliated mutual funds.

144A  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, the value of these securities amounted to $37,199,606 or 0.82% of net assets.

CPI  Consumer Price Index

GSAMP  Goldman Sachs Mortgage Securities Corp.

MLCC  Merrill Lynch Credit Corp.

REIT  Real Estate Investment Trust

REMIC  Real Estate Mortgage Investment Conduit

TIPS  Treasury Inflation protected securities are debt securities whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. Inflation-protected securities include Treasury Inflation Protected Securities ("TIPS"), which are securities issued by the US Treasury. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index ("CPI"). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

AUD  Australian Dollar

CAD  Canadian Dollar

EUR  Euro

GBP  Great Britain Pound

JPY  Japanese Yen

SEK  Swedish Krona

UBS Global Allocation Fund—Schedule of investments

December 31, 2006 (unaudited)

Restricted securities

Securities	Acquisition date	Acquisition cost	Acquisition cost as a percentage of net assets	12/31/06 Market value	12/31/06 Market value as a percentage of net assets
Abacus Ltd., 06-13A, Class J 6.950%, due 09/28/46	08/09/06	$5,000,000	0.11%	$5,000,000	0.11%
G-Force CDO, Ltd., 06-1A, Class A3 5.600%, due 09/27/46	08/03/06	6,900,093	0.15	7,040,469	0.16
		$11,900,093	0.26%	$12,040,469	0.27%

Forward foreign currency contracts

UBS Global Allocation Fund had the following open forward foreign currency contracts as of December 31, 2006:
	Contracts to deliver	In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
Canadian Dollar	29,075,000	USD	25,707,907	05/18/07	$677,417
Euro	226,770,000	USD	292,965,297	05/18/07	(8,072,130)
Great Britain Pound	105,540,000	USD	200,897,501	05/18/07	(5,787,110)
Singapore Dollar	67,275,000	USD	44,054,955	05/18/07	(111,307)
United States Dollar	22,067,198	AUD	29,075,000	05/18/07	795,217
United States Dollar	165,076,445	CHF	201,905,000	05/18/07	2,565,383
United States Dollar	329,030,831	JPY	37,938,900,000	05/18/07	(4,598,946)
United States Dollar	227,876,135	SEK	1,597,970,000	05/18/07	7,295,979
United States Dollar	140,953,553	SGD	217,590,000	05/18/07	1,895,009
Net unrealized depreciation on forward foreign currency contracts					$(5,340,488)

Currency type abbreviations:

AUD  Australian Dollar

CHF  Swiss Franc

JPY  Japanese Yen

SEK  Swedish Krona

SGD  Singapore Dollar

USD  United States Dollar

Futures contracts

UBS Global Allocation Fund had the following open futures contracts as of December 31, 2006:
	Expiration dates	Cost/ proceeds	Current value	Unrealized appreciation/ (depreciation)
US treasury futures buy contracts:
5 Year US Treasury Notes, 143 contracts	March 2007	$15,121,669	$15,023,938	$(97,731)
10 Year US Treasury Notes, 90 contracts	March 2007	9,762,525	9,672,188	(90,337)
Index futures buy contracts:
Amsterdam Exchanges Index, 530 contracts (EUR)	January 2007	69,050,962	69,493,900	442,938
FTSE 100 Index, 929 contracts (GBP)	March 2007	113,299,175	113,067,921	(231,254)
Index futures sale contracts:
DAX Index, 211 contracts (EUR)	March 2007	45,501,061	46,323,112	(822,051)
Nikkei 225 Index, 317 contracts (JPY)	March 2007	43,580,021	46,003,025	(2,423,004)
S&P Toronto Stock Exchange, 343 contracts (CAD)	March 2007	43,849,430	43,931,295	(81,865)
S&P 500 Index, 68 contracts (USD)	March 2007	24,249,310	24,282,800	(33,490)
SPI 200 Index, 414 contracts (AUD)	March 2007	45,615,142	46,126,536	(511,394)
Net unrealized depreciation on futures contracts				$(3,848,188)

UBS Global Allocation Fund—Schedule of investments

December 31, 2006 (unaudited)

The segregated aggregate market value of investments and cash collateral pledged to cover margin requirements for the open futures positions at December 31, 2006 was $22,351,361.

Currency type abbreviations:

AUD  Australian Dollar

CAD  Canadian Dollar

EUR  Euro

GBP  Great Britain Pound

JPY  Japanese Yen

USD  United States Dollar

See accompanying notes to financial statements.

UBS Global Equity Fund

For the six months ended December 31, 2006, Class A shares of UBS Global Equity Fund (the "Fund") returned 12.89% (Class A shares returned 6.65% after the deduction of the maximum sales charge), while Class Y shares returned 13.04%. The Fund's benchmark, the MSCI World Free Index (net US) (the "Index"), returned 13.36% over the same time period. (Class Y shares have lower expenses than other share classes in the series. Returns for all share classes over various time periods are shown on page 32; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

The Fund delivered strong absolute returns but slightly lagged the Index during the reporting period. Performance was hindered primarily due to stock selection in cyclical sectors, with industrials proving the biggest detractor.

Finding market opportunities

The global equity markets performed well over the reporting period, returning 13.36% (as measured by the Index) versus 12.74% for the US stock market (as represented by the S&P 500 Index). Global equities were supported by generally strong corporate profits and a marked increase in mergers and acquisition activity.

In this environment, portfolio risk was slightly above the market. This overall risk profile was an outcome of stock, industry and country decisions. Our largest country overweight was to the US. Our largest sector overweights were to financials, telecommunications and healthcare.

Sector positioning and stock selection produced mixed result

Relative performance was helped by stock selection in information technology. We held an overweight to semiconductors, as well as software and services. Semiconductors in particular performed well. We expect demand to remain strong in this area, with little risk of oversupply. The Fund also benefited from overweight exposure to telecommunications and financials.

The Fund's relative performance was hurt by an overweight exposure to healthcare and poor stock selection within the sector. Our healthcare holdings focused on US pharmaceutical stocks, where we found what we believed to be attractive opportunities. However, these stocks struggled over the reporting period as investors became increasingly concerned over price competition and healthcare reform from the newly elected, Democrat-led Congress.

Our underweight exposure to the strong performance of materials also hindered relative results. In our opinion, the strength of this sector has been partly driven by speculators and, despite a pullback earlier in the year, we consider it too expensive. Our research shows that the current supply-demand imbalance will not sustain these prices over the long term.

Maintaining a disciplined approach

Going forward, we will continue to focus on valuation opportunities from a sector- and stock-specific standpoint, letting these factors guide country positioning. We are confident this strategy and our long-term perspective will serve the Fund well in the upcoming market environment.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2006. The views and opinions in the letter were current as of January 17, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent.

We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/globalam-us.

UBS Global Equity Fund

Average annual total return (unaudited)

	6 months ended 12/31/06	1 year ended 12/31/06	5 years ended 12/31/06	10 years ended 12/31/06	Inception* to 12/31/06
UBS Global Equity Fund Class A	12.89%	17.50%	9.23%	N/A	6.13%
UBS Global Equity Fund Class B	12.46	16.50	8.40	N/A	8.57
UBS Global Equity Fund Class C	12.53	16.59	8.41	N/A	8.47
UBS Global Equity Fund Class Y	13.04	17.76	9.55	7.41%	8.28
UBS Global Equity Fund Class A**	6.65	11.01	7.99	N/A	5.50
UBS Global Equity Fund Class B**	7.46	11.50	8.11	N/A	8.43
UBS Global Equity Fund Class C**	11.53	15.59	8.41	N/A	8.47
MSCI World Free Index (net US) ***	13.36	20.42	10.30	7.89	8.66

*  Inception date of UBS Global Equity Fund Class A shares is 06/30/97. Inception dates of Class B and Class C shares are 12/11/01 and 11/27/01, respectively. Inception date of Class Y shares is 01/28/94. The inception return of the Index is calculated as of 01/31/94, which is the closest month-end to the inception date of the oldest share class (Class Y).

**  Returns include sales charges.

***  The MSCI World Free Index (net US) is a broad-based index that represents the US and developed non-US equity markets in terms of capitalization and performance. It is designed to provide a representative total return for all major stock exchanges located inside and outside the United States. This benchmark has been calculated net of withholding tax from a US perspective.

The Y share class is our lowest fee share class. Our other share classes include higher fees and loads, which may result in lower performance than Class Y.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com/globalam-us.

UBS Global Equity Fund

Top ten US equity holdings (unaudited)a

As of December 31, 2006

Percentage of net assets
Citigroup, Inc.	3.1%
Wyeth	2.2
Morgan Stanley	2.0
Allergan, Inc.	2.0
Wells Fargo & Co.	2.0
Microsoft Corp.	1.9
Intel Corp.	1.8
Anheuser-Busch Cos., Inc.	1.6
Burlington Northern Santa Fe Corp.	1.6
Mellon Financial Corp.	1.6
Total	19.8%

Top ten international equity holdings (unaudited)a

As of December 31, 2006

Percentage of net assets
Vodafone Group PLC	2.4%
BP PLC	2.2
France Telecom S.A.	1.7
Bank of Ireland	1.6
Barclays PLC	1.5
Total S.A.	1.5
AXA S.A.	1.4
Roche Holding AG	1.3
Carnival Corp.	1.3
Allianz AG	1.2
Total	16.1%

Country exposure, top five (unaudited)a

As of December 31, 2006

Percentage of net assets
United States	53.6%
United Kingdom	10.6
Japan	7.7
France	5.2
Netherlands	3.1
Total	80.2%

a  Figures represent the direct investments of the UBS Global Equity Fund. Figures could be different if a breakdown of the underlying investment companies were included.

UBS Global Equity Fund

Industry diversification (unaudited)a

As a percentage of net assets as of December 31, 2006

US equities
Aerospace & defense	0.48%
Air freight & logistics	1.16
Auto components	1.13
Automobiles	0.44
Beverages	1.91
Biotechnology	0.99
Building products	1.04
Capital markets	3.60
Commercial banks	4.01
Computers & peripherals	0.74
Diversified consumer services	0.22
Diversified financial services	3.92
Diversified telecommunication services	0.54
Electric utilities	2.00
Energy equipment & services	1.10
Food & staples retailing	1.80
Health care equipment & supplies	0.40
Health care providers & services	1.78
Hotels, restaurants & leisure	0.11
Household durables	0.17
Insurance	1.32
Internet & catalog retail	0.42
Internet software & services	0.53
Life sciences tools & services	0.29
Machinery	1.78
Media	1.80
Multi-utilities & unregulated power	0.97
Oil & gas	0.33
Pharmaceuticals	6.27
Real estate	0.17
Road & rail	1.59
Semiconductors & semiconductor equipment	3.54
Software	3.64
Specialty retail	1.48
Textiles, apparel & luxury goods	0.28
Thrifts & mortgage finance	0.55
Wireless telecommunication services	1.08
Total US equities	53.58
International equities
Auto components	0.46%
Automobiles	1.84
Capital markets	0.60
Chemicals	0.29
Commercial banks	8.01
Commercial services & supplies	0.41
Communications equipment	0.35
Construction materials	0.30
Consumer finance	0.47
Diversified financial services	1.49
Diversified telecommunication services	2.37
Electronic equipment & instruments	0.23
Food & staples retailing	0.28
Food products	0.27
Health care providers & services	0.14
Hotels, restaurants & leisure	1.28
Household durables	0.13
Insurance	5.74
Internet software & services	0.21
IT services	0.50
Machinery	0.36
Media	0.46
Multiline retail	0.13
Office electronics	0.51
Oil & gas	4.58
Paper & forest products	0.44
Pharmaceuticals	2.26
Real estate	0.08
Road & rail	0.97
Semiconductors & semiconductor equipment	0.78
Specialty retail	0.79
Tobacco	1.10
Wireless telecommunication services	3.51
Total international equities	41.34
Total equities	94.92
Investment company
UBS Emerging Markets Equity Completion Relationship Fund	4.22
Warrants	0.00 †
Short-term investment	0.12
Total investments	99.26
Cash and other assets, less liabilities	0.74
Net assets	100.00%

†  Amount represents less than 0.005%

a  Figures represent the industry breakdown of direct investments of the UBS Global Equity Fund. Figures would be different if a breakdown of the underlying investment companies' diversification were included.

UBS Global Equity Fund—Schedule of investments

December 31, 2006 (unaudited)

	Shares	Value
Equities — 94.92%
US equities — 53.58%
Allergan, Inc.	77,900	$9,327,746
Amazon.Com, Inc.[1]	50,100	1,976,946
American Electric Power Co., Inc.	46,700	1,988,486
American International Group, Inc.	57,400	4,113,284
Analog Devices, Inc.	144,400	4,746,428
Anheuser-Busch Cos., Inc.	155,300	7,640,760
AT&T, Inc.	70,500	2,520,375
Bristol-Myers Squibb Co.	78,500	2,066,120
Burlington Northern Santa Fe Corp.	101,100	7,462,191
Cephalon, Inc.[1]	25,400	1,788,414
Chico's FAS, Inc.[1]	56,300	1,164,847
Citigroup, Inc.	258,700	14,409,590
Coach, Inc.[1]	31,000	1,331,760
Constellation Brands, Inc., Class A1	45,000	1,305,900
Costco Wholesale Corp.	68,400	3,616,308
Dell, Inc.[1]	138,500	3,474,965
eBay, Inc.[1]	40,300	1,211,821
ENSCO International, Inc.	24,500	1,226,470
EOG Resources, Inc.	25,100	1,567,495
Exelon Corp.	68,700	4,251,843
FedEx Corp.	50,100	5,441,862
Fifth Third Bancorp	133,800	5,476,434
Fortune Brands, Inc.	9,500	811,205
Freddie Mac	37,800	2,566,620
Genzyme Corp.[1]	46,100	2,838,838
GlobalSantaFe Corp.	27,300	1,604,694
H & R Block, Inc.	46,000	1,059,840
Halliburton Co.	75,300	2,338,065
Harley-Davidson, Inc.	29,100	2,050,677
Hartford Financial Services Group, Inc.	22,100	2,062,151
Home Depot, Inc.	143,500	5,762,960
Illinois Tool Works, Inc.	147,600	6,817,644
Intel Corp.	405,800	8,217,450
Johnson & Johnson	63,402	4,185,800
Johnson Controls, Inc.	61,900	5,318,448
JPMorgan Chase & Co.	82,500	3,984,750
Masco Corp.	163,800	4,892,706
McAfee, Inc.[1]	64,600	1,833,348
Medco Health Solutions, Inc.[1]	74,100	3,959,904
Medtronic, Inc.	34,700	1,856,797
Mellon Financial Corp.	175,800	7,409,970
Merck & Co., Inc.	81,300	3,544,680
Microsoft Corp.	293,700	8,769,882
Morgan Stanley	116,300	9,470,309
News Corp., Inc., Class A	84,800	1,821,504
NiSource, Inc.	57,000	1,373,700
Northeast Utilities	50,700	1,427,712
Northrop Grumman Corp.	33,100	2,240,870
Omnicom Group, Inc.	32,600	3,408,004

	Shares	Value
US equities — (concluded)
PACCAR, Inc.	23,300	$1,512,170
Pepco Holdings, Inc.	66,100	1,719,261
PNC Financial Services Group, Inc.	55,100	4,079,604
R.H. Donnelley Corp.	36,600	2,295,918
Realogy Corp.[1]	25,800	782,256
Red Hat, Inc.[1]	79,500	1,828,500
Sempra Energy	56,300	3,155,052
Sprint Nextel Corp.	269,453	5,089,967
Symantec Corp.[1]	221,665	4,621,715
Sysco Corp.	131,500	4,833,940
UnitedHealth Group, Inc.	81,800	4,395,114
Univision Communications, Inc., Class A1	20,700	733,194
Viacom, Inc., Class B1	4,100	168,223
Waters Corp.[1]	28,100	1,376,057
Wells Fargo & Co.	259,900	9,242,044
Wyeth	201,600	10,265,472
Wyndham Worldwide Corp.[1]	16,880	540,498
Xilinx, Inc.	153,100	3,645,311
Yahoo!, Inc.[1]	49,300	1,259,122
Total US equities (cost $196,796,287)		251,281,991
International equities — 41.34%
Australia — 1.50%
National Australia Bank Ltd.	80,105	2,554,528
QBE Insurance Group Ltd.	196,745	4,480,424
		7,034,952
Austria — 0.66%
Telekom Austria AG	115,302	3,089,749
Bermuda — 0.50%
Accenture Ltd., Class A	63,900	2,359,826
Canada — 1.90%
Canadian Pacific Railway Ltd.	72,300	3,806,731
Jean Coutu Group, Inc., Class A	111,900	1,319,406
Magna International, Inc., Class A	26,700	2,149,234
Suncor Energy, Inc.	20,800	1,637,210
		8,912,581
France — 5.16%
AXA S.A.	159,963	6,476,251
France Telecom S.A.	282,961	7,825,300
Sanofi-Aventis	29,222	2,698,286
Total S.A.	94,590	6,823,793
Unibail REIT	1,525	372,620
		24,196,250
Germany — 1.63%
Allianz AG	28,566	5,835,775
QSC AG1	27,428	181,032
Rhoen-Klinikum AG	13,212	640,764
United Internet AG	58,896	974,153
		7,631,724

UBS Global Equity Fund—Schedule of investments

December 31, 2006 (unaudited)

	Shares	Value
Equities — (concluded)
International equities — (concluded)
Hong Kong — 0.38%
Esprit Holdings Ltd.	158,500	$1,769,760
Ireland — 2.03%
Bank of Ireland	318,726	7,362,850
Depfa Bank PLC	120,894	2,163,988
		9,526,838
Italy — 1.16%
ENI SpA	34,749	1,168,778
Intesa Sanpaolo SpA	212,966	1,644,586
SanPaolo IMI SpA	113,607	2,639,418
		5,452,782
Japan — 7.71%
Aiful Corp.	40,100	1,128,818
Canon, Inc.	42,500	2,392,757
Funai Electric Co. Ltd.	7,700	623,091
Honda Motor Co. Ltd.	69,600	2,748,792
Hoya Corp.	28,000	1,091,719
Japan Tobacco, Inc.	519	2,507,668
Mitsui Sumitomo Insurance Co. Ltd.	121,000	1,323,827
Nissan Motor Co. Ltd.	208,100	2,505,838
Nitto Denko Corp.	27,200	1,362,228
Nomura Holdings, Inc.	149,500	2,820,281
NTN Corp.	187,000	1,676,644
NTT DoCoMo, Inc.	3,236	5,112,121
Rohm Co. Ltd.	18,800	1,872,022
Sompo Japan Insurance, Inc.	148,000	1,809,504
Sumitomo Mitsui Financial Group, Inc.	189	1,937,566
Takefuji Corp.	27,640	1,093,940
Toyota Motor Corp.	50,300	3,364,464
West Japan Railway Co.	177	757,052
		36,128,332
Netherlands — 3.14%
ABN AMRO Holding NV	66,444	2,135,723
Aegon NV	182,108	3,471,255
ASML Holding NV1	72,281	1,797,610
ING Groep NV CVA	116,430	5,162,562
Reed Elsevier NV	126,431	2,156,287
		14,723,437
Panama — 1.28%
Carnival Corp.	122,700	6,018,435
Spain — 0.91%
Banco Bilbao Vizcaya Argentaria S.A.	64,230	1,546,511
Banco Santander Central Hispano S.A.	146,701	2,738,249
		4,284,760

	Shares	Value
Sweden — 0.79%
Svenska Cellulosa AB, B Shares	39,200	$2,047,050
Telefonaktiebolaget LM Ericsson, B Shares	409,000	1,651,904
		3,698,954
Switzerland — 1.98%
Holcim Ltd.	15,321	1,404,477
Novartis AG	29,394	1,694,648
Roche Holding AG	34,515	6,189,190
		9,288,315
United Kingdom — 10.61%
Associated British Foods PLC	78,737	1,272,649
Barclays PLC	490,902	7,016,659
BP PLC	937,335	10,415,338
Experian Group Ltd.	155,295	1,822,885
Gallaher Group PLC	117,113	2,629,008
Home Retail Group	75,826	608,716
Kingfisher PLC	415,194	1,938,885
Prudential PLC	258,552	3,541,182
Rentokil Initial PLC	598,215	1,941,439
Royal Bank of Scotland Group PLC	148,558	5,797,170
Tullow Oil PLC	183,655	1,431,194
Vodafone Group PLC	4,087,940	11,325,924
		49,741,049
Total international equities (cost $140,335,152)		193,857,744
Total equities (cost $337,131,439)		445,139,735
Investment company* — 4.22%
UBS Emerging Markets Equity Completion Relationship Fund (cost $16,300,000)	1,728,068	19,802,621
	Number of warrants
Warrants — 0.00%[2]
Lucent Technologies, Inc.[1] expires 12/10/07 (cost $0)	1,067	331
	Shares
Short-term investment — 0.12%
Other* — 0.12%
UBS Supplementary Trust — U.S. Cash Management Prime Fund, yield of 5.35%[3] (cost $552,491)	552,491	552,491
Total investments — 99.26% (cost $353,983,930)		465,495,178
Cash and other assets, less liabilities — 0.74%		3,450,636
Net assets — 100.00%		$468,945,814

UBS Global Equity Fund—Schedule of investments

December 31, 2006 (unaudited)

Notes to schedule of investments

Aggregate cost for federal income tax purposes, which was substantially the same for book purposes, was $353,983,930; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$116,154,017
Gross unrealized depreciation	(4,642,769)
Net unrealized appreciation	$111,511,248

1  Non-income producing security.

2  Amount is less than 0.005%

3  Interest rate reflects yield at December 31, 2006

*  Investment in affiliated mutual fund.

CVA  Dutch Certification-Depository Certificate

REIT  Real Estate Investment Trust

Forward foreign currency contracts

UBS Global Equity Fund had the following open forward foreign currency contracts as of December 31, 2006:

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation/ (depreciation)
Canadian Dollar	9,020,000	USD	7,975,419	05/18/07	$210,157
Euro	21,720,000	USD	28,060,177	05/18/07	(773,148)
Great Britain Pound	12,650,000	USD	24,079,528	05/18/07	(693,642)
United States Dollar	4,474,158	AUD	5,895,000	05/18/07	161,232
United States Dollar	24,666,830	CHF	30,170,000	05/18/07	383,337
United States Dollar	2,207,770	HKD	17,075,000	05/18/07	(1,032)
United States Dollar	32,397,385	JPY	3,730,500,000	05/18/07	(496,271)
United States Dollar	25,758,472	SEK	180,630,000	05/18/07	824,716
United States Dollar	12,113,753	SGD	18,700,000	05/18/07	162,860
Net unrealized depreciation on forward foreign currency contracts					$(221,791)

Currency type abbreviations:

AUD  Australian Dollar

CHF  Swiss Franc

HKD  Hong Kong Dollar

JPY  Japanese Yen

SEK  Swedish Krona

SGD  Singapore Dollar

USD  United States Dollar

See accompanying notes to financial statements.

UBS International Equity Fund

For the six months ended December 31, 2006, Class A shares of UBS International Equity Fund (the "Fund") returned 14.75% (Class A shares returned 8.42% after the deduction of the maximum sales charge), while Class Y shares returned 14.71%. The Fund's benchmark, the MSCI World Free ex USA Index (net US) (the "Index"), returned 14.20% over the same time period. (Class Y shares have lower expenses than other share classes in the series. Returns for all share classes over various time periods are shown on page 39; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

The Fund's strong relative performance for the period was primarily due to stock selection, especially in financials, energy and telecommunications.

Bottom-up research drives portfolio construction

International stocks bounced back from their May 2006 decline, climbing steadily through the reporting period. For the six months ended December 31, 2006, all of the sectors in the Index delivered positive results. Utilities and telecommun-ications led the rally, with returns in excess of 20%. In contrast, energy and healthcare were relative laggards, with returns of 2.5% and 4.5%, respectively.

Strong stock selection benefits performance

Over the period, we continued to seek opportunities at the stock-specific level. Our bottom-up research process led us to overweight financials and telecommunications, and to underweight utilities and materials.

The Fund's overweight to financials, along with strong stock selection within the sector, contributed to relative returns. Our holdings in this area centered on banks, which we consider to be particularly attractive. We believe the market is overly concerned about the impact of higher interest rates and the effects of a slowdown in the housing market. Our research suggests that banks have very compelling valuations and many offer attractive growth potential, including Fund holdings Credit Suisse and Barclays.

Relative performance was further helped by our underweight to energy and overweight to telecommunications; stock selection in both sectors also contributed to returns.

Fund performance was also positively affected by increased mergers and acquisition activity in the market. We expect this trend to be sustained, but intend to continue to approach this area cautiously, maintaining a preference for small- and mid-sized acquisitions rather than large-scale transformations that could be slow to deliver shareholder value.

In utilities, the underweight position hurt performance. Our analysis found that many utility stocks were selling for more than their intrinsic value, and were too expensive as a result. However, utilities went on to be a top-performing sector over the period, due to high commodity prices, relatively low interest rates and strong demand for yield among investors. Global consolidation among utilities also aided the sector.

Research is key in the current environment

We are confident the portfolio is well positioned heading into 2007. We will continue to use our research-intensive process to seek out high quality companies with solid fundamentals and leadership positions that are likely to generate excess cash and to deploy it prudently. For example, we are drawn to companies that return excess cash to shareholders via dividends or buybacks, and that use their cash wisely by investing in their business or engaging in strategic acquisitions.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2006. The views and opinions in the letter were current as of January 17, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent.

We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/globalam-us.

UBS International Equity Fund

Average annual total return (unaudited)

	6 months ended 12/31/06	1 year ended 12/31/06	5 years ended 12/31/06	10 years ended 12/31/06	Inception* to 12/31/06
UBS International Equity Fund Class A	14.75%	23.66%	12.25%	N/A	5.61%
UBS International Equity Fund Class B	14.39	22.68	N/A	N/A	12.54
UBS International Equity Fund Class C	14.39	22.73	N/A	N/A	12.37
UBS International Equity Fund Class Y	14.71	23.78	12.48	6.95%	7.07
UBS International Equity Fund Class A**	8.42	16.89	10.98	N/A	4.98
UBS International Equity Fund Class B**	9.39	17.68	N/A	N/A	12.28
UBS International Equity Fund Class C**	13.39	21.73	N/A	N/A	12.37
MSCI World Free ex USA Index (net US) ***	14.20	25.76	15.28	7.92	7.81

*  Inception date of UBS International Equity Fund Class A shares is 06/30/97. Inception dates of Class B and Class C shares are 02/12/02 and 01/25/02, respectively. Inception date of Class Y shares and the Index is 08/31/93.

**  Returns include sales charges.

***  The MSCI World Free ex USA Index (net US) is an unmanaged, market driven broad-based securities index which includes non-US equity markets in terms of capitalization and performance. This benchmark has been calculated net of withholding tax from a US perspective.

The Y share class is our lowest fee share class. Our other share classes include higher fees and loads, which may result in lower performance than Class Y.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com/globalam-us.

UBS International Equity Fund

Top ten international equity holdings (unaudited)a

As of December 31, 2006

Percentage of net assets
Credit Suisse Group	2.8%
Total S.A.	2.6
Vodafone Group PLC	2.4
BP PLC	2.3
Barclays PLC	2.3
Royal Bank of Scotland Group PLC	2.2
Banco Santander Central Hispano S.A.	2.2
Allianz AG	2.1
France Telecom S.A.	2.0
Roche Holding AG	1.8
Total	22.7%

Country exposure, top five (unaudited)a

As of December 31, 2006

Percentage of net assets
United Kingdom	21.2%
Japan	16.8
Switzerland	8.4
Netherlands	7.6
France	7.4
Total	61.4%

Industry diversification (unaudited)a

As a percentage of net assets as of December 31, 2006

International equities
Air freight & logistics	0.71%
Airlines	1.04
Auto components	1.14
Automobiles	3.39
Beverages	2.27
Capital markets	3.18
Chemicals	2.01
Commercial banks	18.91
Commercial services & supplies	0.22
Communications equipment	1.12
Construction & engineering	0.26
Construction materials	1.56
Consumer finance	0.56
Diversified financial services	1.16
Diversified telecommunication services	3.70
Electric utilities	1.22
Food & staples retailing	2.37
Food products	1.21
Gas utilities	0.40
Health care equipment & supplies	0.38
Hotels, restaurants & leisure	0.37
Household durables	1.53
Household products	0.31
Industrial conglomerates	0.46
Insurance	9.45
Machinery	2.23
Media	1.50
Metals & mining	0.45%
Multiline retail	0.16
Office electronics	1.01
Oil & gas	6.22
Paper & forest products	0.83
Pharmaceuticals	5.37
Real estate	0.91
Road & rail	1.35
Semiconductors & semiconductor equipment	1.46
Specialty retail	1.62
Textiles, apparel & luxury goods	0.24
Tobacco	1.93
Trading companies & distributors	1.58
Wireless telecommunication services	3.59
Total international equities	89.38
Investment companies
iShares MSCI EAFE Index Fund	4.32
UBS Emerging Markets Equity Completion Relationship Fund	3.77
Total investment companies	8.09
Short-term investment	1.60
Investment of cash collateral for securities loaned	3.35
Total investments	102.42
Liabilities, in excess of cash and other assets	(2.42)
Net assets	100.00%

a  Figures represent the industry breakdown of direct investments of the UBS International Equity Fund. Figures would be different if a breakdown of the underlying investment companies' industry diversification were included.

UBS International Equity Fund—Schedule of investments

December 31, 2006 (unaudited)

	Shares	Value
International equities — 89.38%
Australia — 2.88%
National Australia Bank Ltd.	53,475	$1,705,304
Qantas Airways Ltd.	566,984	2,336,205
QBE Insurance Group Ltd.	107,943	2,458,159
		6,499,668
Austria — 0.52%
Telekom Austria AG	43,375	1,162,320
Belgium — 1.50%
KBC Groep NV S.A.	19,994	2,451,917
Solvay S.A., Class A1	6,022	923,714
		3,375,631
Canada — 3.40%
Alcan, Inc.	21,040	1,024,440
Canadian Pacific Railway Ltd.	34,800	1,832,285
Cott Corp.[2]	43,000	615,418
Magna International, Inc., Class A1	9,300	748,610
Manulife Financial Corp.[1]	30,500	1,029,177
Toronto-Dominion Bank[1]	40,200	2,403,416
		7,653,346
Finland — 1.34%
Nokia Oyj	56,597	1,156,524
UPM-Kymmene Oyj	74,301	1,875,309
		3,031,833
France — 7.42%
AXA S.A.	95,332	3,859,605
France Telecom S.A.	159,224	4,403,347
Sanofi-Aventis	26,481	2,445,190
Total S.A.	79,783	5,755,604
Unibail REIT	1,036	253,137
		16,716,883
Germany — 5.90%
Allianz AG	22,623	4,621,674
Bayerische Motoren Werke AG	17,405	999,662
Deutsche Postbank AG	26,476	2,235,728
E.ON AG	9,971	1,353,471
Hannover Rueckversicherung AG1,2	2,133	98,774
IKB Deutsche Industriebank AG	18,974	739,627
MAN AG	9,778	883,644
Metro AG	17,036	1,086,413
Premiere AG2	14,170	237,555
Siemens AG	10,501	1,041,579
		13,298,127
Greece — 0.30%
National Bank of Greece S.A.	14,739	679,022
Hong Kong — 1.48%
Esprit Holdings Ltd.	109,500	1,222,641
Hutchison Telecommunications International Ltd.[2]	258,000	650,116
Sun Hung Kai Properties Ltd.	80,000	918,967

	Shares	Value
Hong Kong — (concluded)
Yue Yuen Industrial Holdings	173,000	$549,361
		3,341,085
Ireland — 2.72%
Bank of Ireland	145,730	3,366,490
CRH PLC	36,974	1,539,390
Depfa Bank PLC	68,130	1,219,518
		6,125,398
Italy — 2.64%
ENI SpA	48,177	1,620,427
Intesa Sanpaolo SpA	113,335	875,206
SanPaolo IMI SpA	71,439	1,659,734
UniCredito Italiano SpA	205,791	1,803,785
		5,959,152
Japan — 16.84%
Aeon Co. Ltd.	48,300	1,045,103
Aiful Corp.	20,950	589,744
Asahi Breweries Ltd.	85,600	1,370,261
Bank of Yokohama Ltd.	141,000	1,104,256
Bridgestone Corp.	55,400	1,235,973
Canon, Inc.	40,300	2,268,896
East Japan Railway Co.	180	1,202,470
Funai Electric Co. Ltd.	7,100	574,538
Honda Motor Co. Ltd.[1]	63,700	2,515,777
Japan Tobacco, Inc.	212	1,024,327
KDDI Corp.	113	766,279
Kubota Corp.	114,000	1,055,653
Mitsubishi Corp.	82,300	1,549,111
Mitsui Fudosan Co. Ltd.	36,000	878,787
Mitsui Sumitomo Insurance Co. Ltd.	130,000	1,422,293
Nissan Motor Co. Ltd.	110,800	1,334,199
Nitto Denko Corp.	30,700	1,537,515
NOK Corp.	30,200	593,824
Nomura Holdings, Inc.	50,800	958,329
NTN Corp.	84,000	753,145
NTT DoCoMo, Inc.	751	1,186,404
Rohm Co. Ltd.[1]	16,600	1,652,956
Shin-Etsu Chemical Co. Ltd.	21,600	1,446,595
SMC Corp./Japan	6,000	851,057
Sompo Japan Insurance, Inc.	69,000	843,620
Sumitomo Mitsui Financial Group, Inc.	217	2,224,612
Sumitomo Trust & Banking Co. Ltd.	97,000	1,017,234
Taiheiyo Cement Corp.[1]	600	2,349
Takefuji Corp.	17,210	681,140
Tanabe Seiyaku Co., Ltd.	43,000	561,867
Tokyo Gas Co., Ltd.	171,000	909,566
Toyota Motor Corp.	41,800	2,795,916
		37,953,796
Netherlands — 7.61%
ABN AMRO Holding NV	125,886	4,046,381
Aegon NV	138,928	2,648,179

UBS International Equity Fund—Schedule of investments

December 31, 2006 (unaudited)

	Shares	Value
International equities — (concluded)
Netherlands — (concluded)
ASML Holding NV2	65,523	$1,629,540
ING Groep NV CVA	35,956	1,594,306
Koninklijke Philips Electronics NV	52,509	1,980,316
Reed Elsevier NV	117,438	2,002,911
Royal KPN NV	114,931	1,633,967
TNT NV	37,330	1,605,459
		17,141,059
Norway — 0.79%
Statoil ASA	32,400	858,689
Telenor ASA	48,800	917,661
		1,776,350
Singapore — 0.10%
Singapore Telecommunications Ltd.	104,000	222,409
Spain — 2.43%
Banco Santander Central Hispano S.A.	265,465	4,955,039
Repsol YPF S.A.	15,355	531,057
		5,486,096
Sweden — 1.96%
Electrolux AB, B Shares[1,2]	44,200	884,522
Husqvarna AB, B Shares[2]	44,200	690,832
Sandvik AB	101,900	1,481,029
Telefonaktiebolaget LM Ericsson, B Shares	337,000	1,361,104
		4,417,487
Switzerland — 8.40%
Clariant AG2	41,631	623,525
Credit Suisse Group	88,787	6,211,811
Holcim Ltd.	21,450	1,966,323
Nestle S.A.	5,409	1,922,115
Novartis AG	49,186	2,835,713
Roche Holding AG	22,592	4,051,171
Straumann Holding AG	3,524	853,164
Swiss Reinsurance Co.	5,472	465,243
		18,929,065
United Kingdom — 21.15%
AstraZeneca PLC	13,178	708,021
Balfour Beatty PLC	68,062	590,365
Barclays PLC	360,897	5,158,447
BP PLC	473,005	5,255,868
Cadbury Schweppes PLC	74,622	798,490
Carnival PLC	16,350	828,504

	Shares	Value
United Kingdom — (concluded)
Diageo PLC	160,059	$3,141,791
Experian Group Ltd.	86,080	1,010,425
Gallaher Group PLC	148,095	3,324,508
GlaxoSmithKline PLC	56,989	1,499,696
Home Retail Group	44,187	354,725
Kesa Electricals PLC	144,490	959,778
Kingfisher PLC	312,183	1,457,842
Prudential PLC	281,650	3,857,539
Rentokil Initial PLC	154,113	500,156
Royal Bank of Scotland Group PLC	127,637	4,980,773
Scottish & Southern Energy PLC	45,672	1,389,677
Taylor Nelson Sofres PLC	51,671	203,355
Tesco PLC	405,283	3,209,887
Vodafone Group PLC	1,982,140	5,491,660
Wolseley PLC	83,411	2,013,720
WPP Group PLC	68,546	926,741
		47,661,968
Total international equities (cost $139,924,049)		201,430,695
Investment companies — 8.09%
iShares MSCI EAFE Index Fund	133,000	9,738,260
UBS Emerging Markets Equity Completion Relationship Fund*	742,115	8,504,192
Total investment companies (cost $16,568,972)		18,242,452
Short-term investment — 1.60%
Other* — 1.60%
UBS Supplementary Trust — U.S. Cash Management Prime Fund, yield of 5.35%[3] (cost $3,604,105)	3,604,105	3,604,105
Investment of cash collateral for securities loaned* — 3.35%
UBS Supplementary Trust — U.S. Cash Management Prime Fund, yield of 5.35%[3] (cost $7,544,784)	7,544,784	7,544,784
Total investments — 102.42% (cost $167,641,910)		230,822,036
Liabilities, in excess of cash and other assets — (2.42)%		(5,460,652)
Net assets — 100.00%		$225,361,384

UBS International Equity Fund—Schedule of investments

December 31, 2006 (unaudited)

Notes to schedule of investments

Aggregate cost for federal income tax purposes, which was substantially the same for book purposes, was $167,641,910; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$65,646,970
Gross unrealized depreciation	(2,466,844)
Net unrealized appreciation	$63,180,126

1  Security, or portion thereof, was on loan at December 31, 2006.

2  Non-income producing security.

3  Interest rate reflects yield at December 31,2006.

CVA  Dutch Certification — Depository Certificate

REIT  Real Estate Investment Trust.

*  Investment in affiliated mutual fund.

Forward foreign currency contracts

UBS International Equity Fund had the following open forward foreign currency contracts as of December 31, 2006:

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation/ (depreciation)
Canadian Dollar	3,350,000	USD	2,962,046	5/18/07	$78,052
Euro	17,360,000	USD	22,427,471	5/18/07	(617,949)
Great Britain Pound	5,860,000	USD	11,154,627	5/18/07	(321,323)
Great Britain Pound	965,000	USD	1,890,411	5/18/07	600
United States Dollar	2,297,441	CHF	2,810,000	5/18/07	35,703
United States Dollar	1,420,777	CHF	1,690,000	5/18/07	(17,569)
United States Dollar	1,014,183	DKK	5,860,000	5/18/07	28,646
United States Dollar	1,355,471	EUR	1,050,000	5/18/07	38,405
United States Dollar	1,200,079	EUR	895,000	5/18/07	(11,965)
United States Dollar	1,039,327	GBP	550,000	5/18/07	37,767
United States Dollar	14,124,279	JPY	1,628,600,000	5/18/07	(197,419)
United States Dollar	3,049,175	JPY	349,100,000	5/18/07	(63,870)
United States Dollar	11,372,630	SEK	79,750,000	5/18/07	364,121
United States Dollar	5,195,310	SGD	8,020,000	5/18/07	69,847
Net unrealized depreciation on forward foreign currency contracts					$(576,954)

Currency type abbreviations:

CHF  Swiss Franc

DKK  Danish Krone

EUR  Euro

GBP  Great Britain Pound

JPY  Japanese Yen

SEK  Swedish Krona

SGD  Singapore Dollar

USD  United States Dollar

See accompanying notes to financial statements.

UBS U.S. Equity Alpha Fund

Since its inception on September 26, 2006 through December 31, 2006, Class A shares of UBS U.S. Equity Alpha Fund (the "Fund") returned 8.61% (Class A shares returned 2.66% after the deduction of the maximum sales charge), while Class Y shares returned 8.57%. The Fund's benchmark, the Russell 1000 Index (the "Index"), returned 6.91% over the same time period. (Class Y shares have lower expenses than other share classes in the series. Returns for all share classes over various time periods are shown on page 46; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

The Fund outperformed its Index over the reporting period. These results were driven by strong stock selection within the portfolio and the Fund's flexibility to purchase undervalued securities and to potentially capitalize on overpriced securities through short positions. (Shorting involves selling, or taking short positions in securities our research indicates are overpriced in hopes of making a profit when the security falls in value. When shorting an investment, we borrow the security, sell it, and then buy an equal number of shares later—hopefully at a lower price—to replace those we borrowed.)

Judging each stock on its merits

The Fund's sector allocation and stock selection are driven by fundamental research. We analyze each potential investment to determine its intrinsic value, and then compare that to its current market price. Through this research, we seek to differentiate between what we believe are undervalued and overvalued stocks. We then seek to capitalize on these opportunities by purchasing undervalued stocks and not owning or shorting fairly valued or overvalued stocks.

Since the Fund's inception, its long position in Red Hat, Inc. and short position in Pfizer, Inc. were the top stock-specific contributors to relative performance. Software company Red Hat's shares rose sharply toward the end of the reporting period after it reported strong sales growth and signed up more than 12,000 new customers. Red Hat, a provider of Linux and open-source technology, had seen its stock price fall sharply earlier in 2006. This was due to concerns over the company's ability to execute its acquisition of software company JBoss. In addition, there were fears that Red Hat would lose customers to Oracle, which was looking to get into the business. We believe the benefits of the JBoss merger will be seen in the coming quarters, and that barriers to customers switching software will allow Red Hat to maintain its pricing power and market share.

Our short position in Pfizer benefited the Fund, as its shares dropped during the reporting period. A combination of delays for a new schizophrenia drug being developed, the launch of inhalable insulin and reimbursement challenges in Europe made the stock less attractive. In addition, concerns are growing over the replacement for Pfizer's cholesterol drug Lipitor, as its patent will expire in 2010. We have since closed the Pfizer short position.

On the downside, the Fund's overweight to banks and medical service companies were the largest detractors to performance during the reporting period. In banks, the Fund's long holding in Mellon Financial Corp. benefited returns, but was offset by a long position in the relatively poorly-performing Wells Fargo & Co.

UBS U.S. Equity Alpha Fund

In the medical services industry, an example of a long position that detracted from results was pharmacy benefit manager (PBM) Medco Health Solutions. Its shares weakened as the prescription drug pricing policies at Wal-Mart negatively impacted PBMs. The retailing giant added the generic form of Pravachol to its $4-a-month prescription drug plan. The addition of the drug, which recently lost its exclusivity, ranks as the biggest threat yet to PBMs as they enjoy high margins over non-branded drugs. We continue to find Medco attractively priced and the Fund continues to hold the stock. We are closely monitoring the pressures being placed on PBMs as competition grows on prescription drug plans.

Committed to our well-defined investment process

We remain committed to our disciplined investment process, evaluating each opportunity on its individual merits. We also have the freedom to structure the portfolio to reflect our findings, whether that means buying a stock, selling a stock short, or simply not owning it. We believe this strategy has the potential to serve our clients well going forward.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2006. The views and opinions in the letter were current as of January 17, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent.

We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/globalam-us.

UBS U.S. Equity Alpha Fund

Total return (unaudited)

Inception* to 12/31/06
UBS U.S. Equity Alpha Fund Class A	8.61%
UBS U.S. Equity Alpha Fund Class C	8.41
UBS U.S. Equity Alpha Fund Class Y	8.57
UBS U.S. Equity Alpha Fund Class A**	2.66
UBS U.S. Equity Alpha Fund Class C **	7.41
Russell 1000 Index ***	6.91

*  Inception date of UBS U.S. Equity Alpha Fund Class A, C and Y shares and the Index is 09/26/06.

**  Returns include sales charges.

***  The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index.

The Y share class is our lowest fee share class. Our other share classes include higher fees and loads, which may result in lower performance than Class Y.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com/globalam-us.

UBS U.S. Equity Alpha Fund

Top ten equity holdings (unaudited)*

As of December 31, 2006

Percentage of net assets
Citigroup, Inc.	4.9%
Morgan Stanley	4.8
Wells Fargo & Co.	4.6
JPMorgan Chase & Co.	4.1
Microsoft Corp.	3.7
Carnival Corp.	3.1
FedEx Corp.	3.0
Fifth Third Bancorp	2.9
American International Group, Inc.	2.8
Johnson Controls, Inc.	2.8
Total	36.7%

Industry diversification (unaudited)

As a percentage of net assets as of December 31, 2006

Equities
Aerospace & defense	1.50%
Air freight & logistics	2.99
Auto components	4.30
Automobiles	0.95
Beverages	1.63
Biotechnology	2.67
Building products	2.20
Capital markets	6.30
Commercial banks	10.65
Computers & peripherals	0.50
Construction materials	2.12
Diversified consumer services	0.63
Diversified financial services	8.93
Diversified telecommunication services	2.45
Electric utilities	3.27
Energy equipment & services	1.86
Food & staples retailing	3.66
Health care equipment & supplies	0.97
Health care providers & services	3.96
Hotels, restaurants & leisure	3.51
Household durables	0.53
Insurance	4.77
Internet & catalog retail	0.73
Internet software & services	0.72
IT services	0.87
Life sciences tools & services	0.75
Machinery	3.37
Media	4.00
Multi-utilities	1.66
Oil & gas	2.73
Pharmaceuticals	9.59
Real estate	0.47
Road & rail	2.21
Semiconductors & semiconductor equipment	4.12
Software	7.03
Specialty retail	2.53
Textiles, apparel & luxury goods	0.72
Thrifts & mortgage finance	1.72%
Wireless telecommunication services	2.38
Total equities	115.95
Investment company
SPDR Trust, Series 1	1.52
Short-term investment	0.63
Total investments before investments sold short	118.10
Investments sold short Equities sold short
Air freight & logistics	(1.73)
Automobiles	(0.74)
Capital markets	(1.47)
Commercial banks	(2.11)
Communication equipment	(0.55)
Computers & peripherals	(0.61)
Construction materials	(0.36)
Diversified financial services	(0.43)
Food products	(0.83)
Health care equipment & supplies	(0.66)
Health care providers & services	(0.68)
Hotels, restaurants & leisure	(0.59)
Household durables	(1.61)
IT services	(0.69)
Machinery	(0.59)
Media	(1.03)
Metals & mining	(1.43)
Multiline retail	(0.85)
Oil & gas	(0.79)
Pharmaceuticals	(0.67)
Software	(1.40)
Specialty retail	(0.43)
Total investments sold short	(20.25)
Total investments, net of investments sold short	97.85
Cash and other assets, less liabilities	2.15
Net assets	100.00%

*  Top ten holdings are all long positions

UBS U.S. Equity Alpha Fund—Schedule of investments

December 31, 2006 (unaudited)

	Shares	Value
Equities — 115.95%
Aerospace & defense — 1.50%
Lockheed Martin Corp.[1]	8,900	$819,423
Northrop Grumman Corp.[1]	22,000	1,489,400
		2,308,823
Air freight & logistics — 2.99%
FedEx Corp.[1]	42,500	4,616,350
Auto components — 4.30%
BorgWarner, Inc.[1]	39,400	2,325,388
Johnson Controls, Inc.[1]	50,100	4,304,592
		6,629,980
Automobiles — 0.95%
Harley-Davidson, Inc.[1]	20,900	1,472,823
Beverages — 1.63%
Anheuser-Busch Cos., Inc.[1]	22,300	1,097,160
Constellation Brands, Inc., Class A1,2	48,900	1,419,078
		2,516,238
Biotechnology — 2.67%
Cephalon, Inc.[1,2]	9,400	661,854
Genzyme Corp.[1,2]	35,800	2,204,564
Millennium Pharmaceuticals, Inc.[1,2]	115,500	1,258,950
		4,125,368
Building products — 2.20%
Masco Corp.[1]	113,700	3,396,219
Capital markets — 6.30%
Morgan Stanley[1]	91,500	7,450,845
Northern Trust Corp.[1]	37,400	2,269,806
		9,720,651
Commercial banks — 10.65%
City National Corp.[1]	14,200	1,011,040
Fifth Third Bancorp[1]	110,600	4,526,858
PNC Financial Services Group, Inc.[1]	52,000	3,850,080
Wells Fargo & Co.[1]	198,300	7,051,548
		16,439,526
Computers & peripherals — 0.50%
Dell, Inc.[1,2]	30,600	767,754
Construction materials — 2.12%
Martin Marietta Materials, Inc.[1]	31,500	3,273,165
Diversified consumer services — 0.63%
H&R Block, Inc.[1]	42,000	967,680
Diversified financial services — 8.93%
Citigroup, Inc.[1]	134,800	7,508,360
JPMorgan Chase & Co.[1]	129,800	6,269,340
		13,777,700

	Shares	Value
Diversified telecommunication services — 2.45%
AT&T, Inc.[1]	91,400	$3,267,550
Embarq Corp.[1]	9,700	509,832
		3,777,382
Electric utilities — 3.27%
American Electric Power Co., Inc.[1]	32,500	1,383,850
Northeast Utilities[1]	33,900	954,624
Pepco Holdings, Inc.[1]	103,800	2,699,838
		5,038,312
Energy equipment & services — 1.86%
ENSCO International, Inc.[1]	27,800	1,391,668
Halliburton Co.[1]	47,800	1,484,190
		2,875,858
Food & staples retailing — 3.66%
Costco Wholesale Corp.[1]	42,900	2,268,123
Kroger Co.[1]	33,000	761,310
Sysco Corp.[1]	71,300	2,620,988
		5,650,421
Health care equipment & supplies — 0.97%
Medtronic, Inc.[1]	27,900	1,492,929
Health care providers & services — 3.96%
Medco Health Solutions, Inc.[1,2]	40,400	2,158,976
UnitedHealth Group, Inc.[1]	73,600	3,954,528
		6,113,504
Hotels, restaurants & leisure — 3.51%
Carnival Corp.[1]	97,800	4,797,090
Wyndham Worldwide Corp.[1,2]	19,100	611,582
		5,408,672
Household durables — 0.53%
Fortune Brands, Inc.[1]	9,500	811,205
Insurance — 4.77%
American International Group, Inc.[1]	60,800	4,356,928
Hartford Financial Services Group, Inc.[1]	32,100	2,995,251
		7,352,179
Internet & catalog retail — 0.73%
Amazon.Com, Inc.[1,2]	28,600	1,128,556
Internet software & services — 0.72%
Yahoo!, Inc.[1,2]	43,400	1,108,436
IT services — 0.87%
Accenture Ltd., Class A1	36,500	1,347,945
Life sciences tools & services — 0.75%
Waters Corp.[1,2]	23,700	1,160,589

UBS U.S. Equity Alpha Fund—Schedule of investments

December 31, 2006 (unaudited)

	Shares	Value
Equities — (continued)
Machinery — 3.37%
Illinois Tool Works, Inc.[1]	67,900	$3,136,301
PACCAR, Inc.[1]	31,800	2,063,820
		5,200,121
Media — 4.00%
McGraw-Hill Cos., Inc.[1]	14,800	1,006,696
News Corp., Inc., Class A1	93,200	2,001,936
Omnicom Group, Inc.[1]	27,600	2,885,304
Viacom, Inc., Class B2	6,600	270,798
		6,164,734
Multi-utilities — 1.66%
Sempra Energy[1]	45,600	2,555,424
Oil & gas — 2.73%
EOG Resources, Inc.[1]	15,300	955,485
Marathon Oil Corp.[1]	35,200	3,256,000
		4,211,485
Pharmaceuticals — 9.59%
Allergan, Inc.[1]	29,700	3,556,278
Bristol-Myers Squibb Co.[1]	67,400	1,773,968
Johnson & Johnson[1]	46,000	3,036,920
Merck & Co., Inc.[1]	55,400	2,415,440
Wyeth[1]	78,900	4,017,588
		14,800,194
Real estate — 0.47%
Realogy Corp.[1,2]	24,100	730,712
Road & rail — 2.21%
Burlington Northern Santa Fe Corp.[1]	46,100	3,402,641
Semiconductors & semiconductor equipment — 4.12%
Analog Devices, Inc.[1]	65,400	2,149,698
Intel Corp.[1]	129,100	2,614,275
Xilinx, Inc.[1]	66,900	1,592,889
		6,356,862
Software — 7.03%
McAfee, Inc.[1,2]	29,300	831,534
Microsoft Corp.[1]	191,500	5,718,190
Red Hat, Inc.[1,2]	61,300	1,409,900
Symantec Corp.[1,2]	138,700	2,891,895
		10,851,519
Specialty retail — 2.53%
Chico's FAS, Inc.[1,2]	37,400	773,806
Home Depot, Inc.[1]	78,000	3,132,480
		3,906,286
Textiles, apparel & luxury goods — 0.72%
Coach, Inc.[1,2]	25,700	1,104,072
Thrifts & mortgage finance — 1.72%
Freddie Mac[1]	39,200	2,661,680

	Shares	Value
Wireless telecommunication services — 2.38%
Sprint Nextel Corp.[1]	194,000	$3,664,660
Total equities (cost $170,228,492)		178,888,655
Investment company — 1.52%
SPDR Trust, Series 1 (cost $2,362,539)	16,600	2,352,054
Short-term investment — 0.63%
Investment company* — 0.63%
UBS U.S. Cash Management Prime Relationship Fund, yield of 5.34%[3] (cost $969,989)	969,989	969,989
Total investments before investments sold short — 118.10% (cost $173,561,020)		182,210,698
Investments sold short — (20.25)%
Equities — (20.25)%
Air freight & logistics — (1.73)%
C.H. Robinson Worldwide, Inc.	(30,700)	(1,255,323)
Expeditors International Washington, Inc.	(34,700)	(1,405,350)
		(2,660,673)
Automobiles — (0.74)%
Ford Motor Co.	(63,800)	(479,138)
General Motors Corp.	(21,800)	(669,696)
		(1,148,834)
Capital markets — (1.47)%
Bear Stearns Cos., Inc.	(9,400)	(1,530,132)
Goldman Sachs Group, Inc.	(3,700)	(737,595)
		(2,267,727)
Commercial banks — (2.11)%
BB&T Corp.	(18,600)	(817,098)
Comerica, Inc.	(12,800)	(751,104)
Keycorp.	(22,400)	(851,872)
Regions Financial Corp.	(22,400)	(837,760)
		(3,257,834)
Communications equipment — (0.55)%
QUALCOMM, Inc.	(22,400)	(846,496)
Computers & peripherals — (0.61)%
Apple Computer, Inc.	(11,100)	(941,724)
Construction materials — (0.36)%
Vulcan Materials Co.	(6,200)	(557,194)
Diversified financial services — (0.43)%
Chicago Mercantile Exchange Holdings, Inc., Class A	(1,300)	(662,675)

UBS U.S. Equity Alpha Fund—Schedule of investments

December 31, 2006 (unaudited)

	Shares	Value
Investments sold short — (concluded)
Equities — (concluded)
Food products — (0.83)%
Hershey Co.	(11,300)	$(562,740)
Kellogg Co.	(14,200)	(710,852)
		(1,273,592)
Health care equipment & supplies — (0.66)%
Bausch & Lomb, Inc.	(9,300)	(484,158)
Zimmer Holdings, Inc.	(6,900)	(540,822)
		(1,024,980)
Health care providers & services — (0.68)%
Cardinal Health, Inc.	(16,300)	(1,050,209)
Hotels, restaurants & leisure — (0.59)%
Darden Restaurants, Inc.	(22,500)	(903,825)
Household durables — (1.61)%
KB Home	(8,200)	(420,496)
Lennar Corp., Class A	(9,900)	(519,354)
Pulte Homes, Inc.	(17,200)	(569,664)
Stanley Works	(19,300)	(970,597)
		(2,480,111)
IT services — (0.69)%
Cognizant Technology Solutions Corp., Class A	(13,800)	(1,064,808)
Machinery — (0.59)%
Caterpillar, Inc.	(14,900)	(913,817)
Media — (1.03)%
Gannett Co., Inc.	(7,500)	(453,450)
New York Times Co., Class A	(30,300)	(738,108)
Tribune Co.	(13,000)	(400,140)
		(1,591,698)

	Shares	Value
Metals & mining — (1.43)%
Freeport-McMoRan Copper & Gold, Inc., Class B	(12,800)	$(713,344)
Nucor Corp.	(27,200)	(1,486,752)
		(2,200,096)
Multiline retail — (0.85)%
Sears Holdings Corp.	(7,800)	(1,309,854)
Oil & gas — (0.79)%
Devon Energy Corp.	(11,200)	(751,296)
Valero Energy Corp.	(9,200)	(470,672)
		(1,221,968)
Pharmaceuticals — (0.67)%
Abbott Laboratories	(13,500)	(657,585)
Medicis Pharmaceutical Corp., Class A	(10,800)	(379,404)
		(1,036,989)
Software — (1.40)%
BMC Software, Inc.	(37,000)	(1,191,400)
Novell, Inc.	(156,700)	(971,540)
		(2,162,940)
Specialty retail — (0.43)%
Best Buy Co., Inc.	(13,500)	(664,065)
Total investments sold short (proceeds $31,013,331)		(31,242,109)
Cash and other assets, less liabilities — 2.15%		3,320,559
Net assets — 100.00%		$154,289,148

Notes to schedule of investments

Aggregate cost before investments sold short for federal income tax purposes, which was substantially the same for book purposes, was $173,561,020; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$9,540,219
Gross unrealized depreciation	(890,541)
Net unrealized appreciation	$8,649,678

1  All or a portion of these securities have been pledged to cover open short positions.

2  Non-income producing security.

3  Interest rate reflects yield at December 31, 2006.

*  Investment in affiliated mutual fund.

See accompanying notes to financial statements.

UBS U.S. Large Cap Equity Fund

For the six months ended December 31, 2006, Class A shares of UBS U.S. Large Cap Equity Fund (the "Fund") returned 12.60% (Class A shares returned 6.42% after the deduction of the maximum sales charge), while Class Y shares returned 12.79%. The Fund's benchmark, the Russell 1000 Index (the "Index"), returned 12.36% over the same time period. (Class Y shares have lower expenses than other share classes in the series. Returns for all share classes over various time periods are shown on page 52; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

The Fund's outperformance over the reporting period was driven largely by stock selection.

Intrinsic value approach keeps focus on quality

Large-cap stocks led the market over the reporting period, outperforming their mid- and small-cap counterparts for the first time in years. Within the large-cap market, the best returns came from the financials, energy, materials and telecommunications sectors.

We approach the market by focusing on opportu-nities at the stock-specific level. We analyze every potential investment to determine its intrinsic value, and then compare that to its current market price. Over the reporting period, this process led us to overweight software, which benefited relative performance. Stock selection in this area also contributed to returns, with Microsoft and Red Hat, Inc. among the Fund's top-performing holdings for the period. Microsoft saw its stock rise on continued growth in earnings and positive investor reaction to the upcoming launch of the Vista operating system. Red Hat, a provider of Linux and open-source technology, performed well, as it withstood a competitive challenge from Oracle, which was looking to get into the Linux operating business.

Relative performance was also helped by our underweight to energy. Our position in energy was largely a result of an underweight to energy reserves, an area that suffered when oil prices fell sharply during the summer.

In contrast, our overweight to financials which delivered one of the best sector returns in 2006 detracted from relative performance when security selection produced mixed results. Our holdings in securities and asset management firms, including Morgan Stanley, contributed to relative performance. These gains were overshadowed, however, by the Fund's overweight to banks. Our bank holdings included top performer Mellon Financial but, as a group, banks did not keep pace with other areas in the sector.

Bottom-up research will guide portfolio construction

We continue to believe the US economy is moving along its expected course, slowing from above-average growth to a more normal level. We currently view the US equity market as near fair value, implying normal equity returns going forward. We will maintain the Fund's focus on bottom-up research to guide the portfolio, seeking out companies selling for less than their intrinsic value.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2006. The views and opinions in the letter were current as of January 17, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent.

We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/globalam-us.

UBS U.S. Large Cap Equity Fund

Average annual total return (unaudited)

	6 months ended 12/31/06	1 year ended 12/31/06	5 years ended 12/31/06	10 years ended 12/31/06	Inception* to 12/31/06
UBS U.S. Large Cap Equity Fund Class A	12.60%	13.98%	8.67%	N/A	7.05%
UBS U.S. Large Cap Equity Fund Class B	12.21	13.10	7.85	N/A	9.05
UBS U.S. Large Cap Equity Fund Class C	12.27	13.16	7.88	N/A	8.52
UBS U.S. Large Cap Equity Fund Class Y	12.79	14.28	8.99	8.67%	11.35
UBS U.S. Large Cap Equity Fund Class A**	6.42	7.70	7.44	N/A	6.42
UBS U.S. Large Cap Equity Fund Class B**	7.21	8.10	7.55	N/A	8.92
UBS U.S. Large Cap Equity Fund Class C**	11.27	12.16	7.88	N/A	8.52
Russell 1000 Index***	12.36	15.46	6.83	8.65	11.03

*  Inception date of UBS U.S. Large Cap Equity Fund Class A shares is 06/30/97. Inception dates of Class B and Class C shares are 11/05/01 and 11/13/01, respectively. Inception date of Class Y shares and the Index is 02/22/94.

**  Returns include sales charges.

***  The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index.

The Y share class is our lowest fee share class. Our other share classes include higher fees and loads, which may result in lower performance than Class Y.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com/globalam-us.

UBS U.S. Large Cap Equity Fund

Top ten equity holdings (unaudited)

As of December 31,2006

Percentage of net assets
Citigroup, Inc.	4.5%
Morgan Stanley	4.0
Microsoft Corp.	3.5
Wells Fargo & Co.	3.0
Exelon Corp.	2.6
American International Group, Inc.	2.3
Allergan, Inc.	2.3
Wyeth	2.2
Johnson Controls, Inc.	2.0
Sprint Nextel Corp.	2.0
Total	28.4%

Industry diversification (unaudited)

As a percentage of net assets as of December 31, 2006

Equities
Aerospace & defense	0.81%
Air freight & logistics	1.62
Auto components	2.91
Automobiles	0.76
Beverages	1.44
Biotechnology	2.20
Building products	1.99
Capital markets	5.61
Commercial banks	6.97
Computers and peripherals	0.71
Diversified consumer services	0.45
Diversified financial services	6.41
Diversified telecommunication services	1.74
Electric utilities	4.18
Energy equipment & services	2.83
Food & staples retailing	2.76
Health care equipment & supplies	1.11
Health care providers & services	2.94
Hotels, restaurants & leisure	1.88
Household durables	0.37
Insurance	4.42
Internet & catalog retail	0.64%
Internet software & services	0.62
IT services	0.87
Machinery	2.84
Media	3.68
Multi-utilities & unregulated power	1.68
Oil & gas	2.42
Pharmaceuticals	9.40
Real estate	0.26
Road & rail	1.79
Semiconductors & semiconductor equipment	3.79
Software	5.79
Specialty retail	2.04
Textiles, apparel & luxury goods	0.52
Thrifts & mortgage finance	1.18
Wireless telecommunication services	2.00
Total equities	93.63
Short-term investments	5.74
Total investments	99.37
Cash and other assets, less liabilities	0.63
Net assets	100.00%

UBS U.S. Large Cap Equity Fund—Schedule of investments

December 31, 2006 (unaudited)

	Shares	Value
Equities — 93.63%
Aerospace & defense — 0.81%
Northrop Grumman Corp.	101,200	$6,851,240
Air freight & logistics — 1.62%
FedEx Corp.	125,900	13,675,258
Auto components — 2.91%
Borg-Warner, Inc.	128,500	7,584,070
Johnson Controls, Inc.	197,400	16,960,608
		24,544,678
Automobiles — 0.76%
Harley-Davidson, Inc.	91,600	6,455,052
Beverages — 1.44%
Anheuser-Busch Cos., Inc.	121,800	5,992,560
Constellation Brands, Inc., Class A1	211,800	6,146,436
		12,138,996
Biotechnology — 2.20%
Cephalon, Inc.[1]	57,700	4,062,657
Genzyme Corp.[1]	183,500	11,299,930
Millennium Pharmaceuticals, Inc.[1]	295,400	3,219,860
		18,582,447
Building products — 1.99%
Masco Corp.	562,500	16,801,875
Capital markets — 5.61%
Mellon Financial Corp.	330,800	13,943,220
Morgan Stanley	410,400	33,418,872
		47,362,092
Commercial banks — 6.97%
City National Corp.	55,000	3,916,000
Fifth Third Bancorp	399,200	16,339,256
PNC Financial Services Group, Inc.	181,300	13,423,452
Wells Fargo & Co.	707,500	25,158,700
		58,837,408
Computers and peripherals — 0.71%
Dell, Inc.[1]	238,100	5,973,929
Diversified consumer services — 0.45%
H & R Block, Inc.	164,900	3,799,296
Diversified financial services — 6.41%
Citigroup, Inc.	683,261	38,057,638
JPMorgan Chase & Co.	332,300	16,050,090
		54,107,728
Diversified telecommunication services — 1.74%
AT&T, Inc.	345,500	12,351,625
Embarq Corp.	44,501	2,338,973
		14,690,598

	Shares	Value
Electric utilities — 4.18%
American Electric Power Co., Inc.	173,700	$7,396,146
Exelon Corp.	352,200	21,797,658
Northeast Utilities	90,200	2,540,032
Pepco Holdings, Inc.	135,700	3,529,557
		35,263,393
Energy equipment & services — 2.83%
ENSCO International, Inc.	153,600	7,689,216
GlobalSantaFe Corp.	149,600	8,793,488
Halliburton Co.	237,700	7,380,585
		23,863,289
Food & staples retailing — 2.76%
Costco Wholesale Corp.	215,400	11,388,198
Sysco Corp.	323,000	11,873,480
		23,261,678
Health care equipment & supplies — 1.11%
Medtronic, Inc.	175,600	9,396,356
Health care providers & services — 2.94%
Medco Health Solutions, Inc.[1]	167,300	8,940,512
UnitedHealth Group, Inc.	296,100	15,909,453
		24,849,965
Hotels, restaurants & leisure — 1.88%
Carnival Corp.	284,100	13,935,105
Wyndham Worldwide Corp.[1]	59,820	1,915,436
		15,850,541
Household durables — 0.37%
Fortune Brands, Inc.	36,700	3,133,813
Insurance — 4.42%
Allstate Corp.	136,100	8,861,471
American International Group, Inc.	274,800	19,692,168
Hartford Financial Services Group, Inc.	93,900	8,761,809
		37,315,448
Internet & catalog retail — 0.64%
Amazon.Com, Inc.[1]	135,900	5,362,614
Internet software & services — 0.62%
Yahoo!, Inc.[1]	205,200	5,240,808
IT services — 0.87%
Accenture Ltd., Class A	198,600	7,334,298
Machinery — 2.84%
Illinois Tool Works, Inc.	325,300	15,025,607
PACCAR, Inc.	137,500	8,923,750
		23,949,357

UBS U.S. Large Cap Equity Fund—Schedule of investments

December 31, 2006 (unaudited)

	Shares	Value
Equities — (concluded)
Media — 3.68%
News Corp., Inc., Class A	299,500	$6,433,260
Omnicom Group, Inc.	142,800	14,928,312
R.H. Donnelley Corp.	114,095	7,157,179
Univision Communications, Inc., Class A1	37,300	1,321,166
Viacom, Inc.[1]	29,300	1,202,179
		31,042,096
Multi-utilities & unregulated power — 1.68%
NiSource, Inc.	207,200	4,993,520
Sempra Energy	164,800	9,235,392
		14,228,912
Oil & gas — 2.42%
Chevron Corp.	70,300	5,169,159
EOG Resources, Inc.	104,500	6,526,025
ExxonMobil Corp.	114,400	8,766,472
		20,461,656
Pharmaceuticals — 9.40%
Allergan, Inc.	162,300	19,433,802
Bristol-Myers Squibb Co.	387,600	10,201,632
Johnson & Johnson	212,544	14,032,155
Merck & Co., Inc.	255,700	11,148,520
Waters Corp.[1]	123,600	6,052,692
Wyeth	361,600	18,412,672
		79,281,473
Real estate — 0.26%
Realogy Corp.[1]	73,450	2,227,004
Road & rail — 1.79%
Burlington Northern Santa Fe Corp.	204,200	15,072,002
Semiconductors & semiconductor equipment — 3.79%
Analog Devices, Inc.	290,900	9,561,883
Intel Corp.	713,500	14,448,375
Xilinx, Inc.	333,800	7,947,778
		31,958,036

	Shares	Value
Software — 5.79%
McAfee, Inc.[1]	138,100	$3,919,278
Microsoft Corp.	993,500	29,665,910
Red Hat, Inc.[1]	237,300	5,457,900
Symantec Corp.[1]	472,102	9,843,327
		48,886,415
Specialty retail — 2.04%
Chico's FAS, Inc.[1]	218,700	4,524,903
Home Depot, Inc.	316,900	12,726,704
		17,251,607
Textiles, apparel & luxury goods — 0.52%
Coach, Inc.[1]	101,800	4,373,328
Thrifts & mortgage finance — 1.18%
Freddie Mac	146,200	9,926,980
Wireless telecommunication services — 2.00%
Sprint Nextel Corp.	891,520	16,840,813
Total equities (cost $667,259,449)		790,192,479
Short-term investments — 5.74%
Other* — 5.54%
UBS Supplementary Trust — U.S. Cash Management Prime Fund, yield of 5.35%[2]	46,711,067	46,711,067
	Face amount
US government obligation — 0.20%
US Treasury Bills, yield of 5.00%, due 01/04/07[3,4]	$1,675,000	1,674,115
Total short-term investments (cost $48,385,369)		48,385,182
Total investments — 99.37% (cost $715,644,818)		838,577,661
Cash and other assets, less liabilities — 0.63%		5,350,462
Net assets — 100.00%		$843,928,123

UBS U.S. Large Cap Equity Fund—Schedule of investments

December 31, 2006 (unaudited)

Notes to schedule of investments

Aggregate cost for federal income tax purposes, which was substantially the same for book purposes, was $715,644,818; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$127,255,533
Gross unrealized depreciation	(4,322,690)
Net unrealized appreciation	$122,932,843

1  Non-income producing security.

2  Interest rate reflects yield at December 31, 2006.

3  Interest rate shown is the discount rate at date of purchase.

4  A portion of this security was pledged to cover margin requirements for futures contracts.

*  Investment in affiliated mutual fund.

Futures contracts

UBS U.S. Large Cap Equity Fund had the following open futures contracts as of December 31, 2006:

	Expiration date	Cost	Current value	Unrealized appreciation
Index futures buy contracts:
S&P 500 Index, 35 contracts	March 2007	$12,468,612	$12,498,500	$29,888

The segregated aggregate market value of investments pledged to cover margin requirements for the open futures positions at December 31, 2006 was $1,649,802.

See accompanying notes to financial statements.

UBS U.S. Large Cap Growth Fund

For the six months ended December 31, 2006, Class A shares of UBS U.S. Large Cap Growth Fund (the "Fund") returned 12.31% (Class A shares returned 6.17% after the deduction of the maximum sales charge), while Class Y shares returned 12.40%. The Fund's benchmark, the Russell 1000 Growth Index (the "Index"), returned 10.10% over the same time period. (Class Y shares have lower expenses than other share classes in the series. Returns for all share classes over various time periods are shown on page 59; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

The Fund's strong absolute and relative performance for the period was primarily due to stock selection and sector allocation in information technology, consumer discretionary and financials.

Turnaround in large-cap growth

Large-cap growth stocks may not have led 2006's year-end growth stock rally, but they certainly finished on a high note. In the first six months of the year, the Index fell 0.93%. In the last six months, it rose 10.10%, outperforming both small- and mid-cap growth stocks. It is worth noting that this growth stock rally started just after the Federal Reserve Board (the "Fed") paused its tightening cycle, giving rise to speculation that rate cuts were not far behind. With this expectation in mind, investors showed a willingness to take on additional risk, as evidenced by the strong returns from more cyclical sectors such as energy, finance and metals.

Bottom-up research guides reallocation

Large-cap growth saw a sharp sell-off between April and July of 2006. We were able to take advantage of this during the review period by making adjustments to the portfolio that generated positive relative performance. Specifically, we took profits in several of our holdings in more cyclical sectors, such as energy, and bought into price weakness in information technology and consumer discretionary. We also targeted business service companies. Specifically, we took advantage of opportunities in Expeditors International (EXPD), one of the largest and most profitable non-asset based third-party logistics providers in North America, and Monster Worldwide (MNST), the global online recruitment services firm. Our research uncovered an abundance of what we believed to be attractive opportunities in these areas, focusing on companies with excellent growth prospects, attractive risk/reward profiles and strong prospects for above average free cash flow yield and growth rates.

The Fund's position in information technology offered mixed results. Our underweight to semiconductors added to relative performance, while our underweight to software detracted from results. However, we benefited from strong stock selection in this area, with Apple Computer, Akamai Technologies and Google placing among the Fund's top performers for the period.

Sector overweights supported performance

The Fund also generated positive results from its overweight to the financial and consumer discretionary sectors. In finance, capital market companies, such as Goldman Sachs and Merrill Lynch, enhanced performance. In the consumer discretionary sector, the Fund focused on hotels, including Wynn Resorts.

UBS U.S. Large Cap Growth Fund

While stock selection in the energy reserves sector was strong, relative performance was hindered during the period by our overweight to this area. Despite the fact that our holdings offer, in our opinion, solid organic growth potential, energy reserves as a group suffered when oil prices receded during the summer months.

Maintaining our disciplined approach

We believe the recent favorable performance of growth stocks will continue in 2007. We enter 2007 with underweights to the consumer, discretionary and staples sectors, and overweights to financials, energy, health care and industrials. At the stock level, we will, as always, seek to focus on companies that, in our view, have sustainable growth prospects. We remain committed to our investment discipline and believe that the current portfolio is well positioned for the period ahead.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2006. The views and opinions in the letter were current as of January 17, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent.

We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/globalam-us.

UBS U.S. Large Cap Growth Fund

Average annual total return (unaudited)

	6 months ended 12/31/06	1 year ended 12/31/06	5 years ended 12/31/06	Inception* to 12/31/06
UBS U.S. Large Cap Growth Fund Class A	12.31%	5.27%	4.32%	0.63%
UBS U.S. Large Cap Growth Fund Class B	11.85	4.38	3.54	3.93
UBS U.S. Large Cap Growth Fund Class C	11.84	4.61	3.56	3.17
UBS U.S. Large Cap Growth Fund Class Y	12.40	5.50	4.58	3.20
UBS U.S. Large Cap Growth Fund Class A**	6.17	-0.55	3.14	-0.08
UBS U.S. Large Cap Growth Fund Class B**	6.85	-0.62	3.19	3.77
UBS U.S. Large Cap Growth Fund Class C**	10.84	3.61	3.56	3.17
Russell 1000 Growth Index***	10.10	9.07	2.69	2.79

*  Inception date of UBS U.S. Large Cap Growth Fund Class A shares is 12/31/98. Inception dates of Class B and Class C shares are 11/07/01 and 11/19/01, respectively. Inception date of Class Y shares and the Index is 10/14/97.

**  Returns include sales charges.

***  The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Y share class is our lowest fee share class. Our other share classes include higher fees and loads, which may result in lower performance than Class Y.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com/globalam-us.

UBS U.S. Large Cap Growth Fund

Top ten equity holdings (unaudited)

As of December 31, 2006

Percentage of net assets
Google, Inc., Class A	4.9%
Allergan, Inc.	3.5
Apple Computer, Inc.	3.5
Cisco Systems, Inc.	3.3
eBay, Inc.	3.2
Merrill Lynch & Co., Inc.	3.2
General Electric Co.	3.1
Praxair, Inc.	3.0
Hilton Hotels Corp.	3.0
Schlumberger Ltd.	2.8
Total	33.5%

Industry diversification (unaudited)

As a percentage of net assets as of December 31, 2006

Equities
Aerospace & defense	5.03%
Air freight & logistics	1.81
Beverages	2.58
Biotechnology	5.45
Capital markets	5.41
Chemicals	3.00
Commercial services & supplies	2.14
Communications equipment	5.92
Computers & peripherals	4.49
Diversified financial services	4.81
Electrical equipment	1.87
Energy equipment & services	2.82
Health care equipment & supplies	5.47
Health care providers & services	5.88
Hotels, restaurants & leisure	5.12
Household products	2.01%
Industrial conglomerates	3.07
Internet software & services	10.15
Media	2.62
Multi-utilities & unregulated power	2.06
Multiline retail	2.24
Oil & gas	2.69
Pharmaceuticals	3.50
Road & rail	1.87
Software	5.13
Wireless telecommunication services	2.07
Total equities	99.21
Short-term investment	1.23
Total investments	100.44
Liabilities, in excess of cash and other assets	(0.44)
Net assets	100.00%

UBS U.S. Large Cap Growth Fund—Schedule of investments

December 31, 2006 (unaudited)

	Shares	Value
Equities — 99.21%
Aerospace & defense — 5.03%
General Dynamics Corp.	5,300	$394,055
United Technologies Corp.	5,800	362,616
		756,671
Air freight & logistics — 1.81%
Expeditors International Washington, Inc.	6,700	271,350
Beverages — 2.58%
PepsiCo, Inc.	6,200	387,810
Biotechnology — 5.45%
Genentech, Inc.[1]	2,400	194,712
Genzyme Corp.[1]	4,000	246,320
Medimmune, Inc.[1]	11,700	378,729
		819,761
Capital markets — 5.41%
Goldman Sachs Group, Inc.	1,700	338,895
Merrill Lynch & Co., Inc.	5,100	474,810
		813,705
Chemicals — 3.00%
Praxair, Inc.	7,600	450,908
Commercial services & supplies — 2.14%
Monster Worldwide, Inc.	6,900	321,816
Communications equipment — 5.92%
Cisco Systems, Inc.[1]	18,200	497,406
QUALCOMM, Inc.	10,400	393,016
		890,422
Computers & peripherals — 4.49%
Apple Computer, Inc.[1]	6,200	526,008
Network Appliance, Inc.[1]	3,800	149,264
		675,272
Diversified financial services — 4.81%
Citigroup, Inc.	6,800	378,760
Moody's Corp.	4,800	331,488
Nymex Holdings, Inc.[1]	100	12,401
		722,649
Electrical equipment — 1.87%
Rockwell Automation, Inc.	4,600	280,968
Energy equipment & services — 2.82%
Schlumberger Ltd.	6,700	423,172
Health care equipment & supplies — 5.47%
Alcon, Inc.	1,700	190,009
Baxter International, Inc.	6,300	292,257
C.R. Bard, Inc.	4,100	340,177
		822,443

	Shares	Value
Health care providers & services — 5.88%
Express Scripts, Inc.[1]	3,100	$221,960
Quest Diagnostics, Inc.	6,500	344,500
UnitedHealth Group, Inc.	5,900	317,007
		883,467
Hotels, restaurants & leisure — 5.12%
Hilton Hotels Corp.	12,900	450,210
Wynn Resorts Ltd.[1]	3,400	319,090
		769,300
Household products — 2.01%
Procter & Gamble Co.	4,700	302,069
Industrial conglomerates — 3.07%
General Electric Co.	12,400	461,404
Internet software & services — 10.15%
Akamai Technologies, Inc.[1]	5,900	313,408
eBay, Inc.[1]	15,800	475,106
Google, Inc., Class A1	1,600	736,768
		1,525,282
Media — 2.62%
McGraw-Hill Cos., Inc.	5,800	394,516
Multi-utilities & unregulated power — 2.06%
Dominion Resources, Inc.	3,700	310,208
Multiline retail — 2.24%
Target Corp.	5,900	336,595
Oil & gas — 2.69%
XTO Energy, Inc.	8,600	404,630
Pharmaceuticals — 3.50%
Allergan, Inc.	4,400	526,856
Road & rail — 1.87%
Burlington Northern Santa Fe Corp.	3,800	280,478
Software — 5.13%
Adobe Systems, Inc.[1]	9,300	382,416
Microsoft Corp.	13,000	388,180
		770,596
Wireless telecommunication services — 2.07%
Sprint Nextel Corp.	16,500	311,685
Total equities (cost $13,506,026)		14,914,033

UBS U.S. Large Cap Growth Fund—Schedule of investments

December 31, 2006 (unaudited)

	Shares	Value
Short-term investment — 1.23%
Other* — 1.23%
UBS Supplementary Trust — U.S. Cash Management Prime Fund, yield of 5.35%[2] (cost $184,734)	184,734	$184,734
Total investments — 100.44% (cost $13,690,760)		15,098,767
Liabilities, in excess of cash and other assets — (0.44)%		(66,430)
Net assets — 100.00%		$15,032,337

Notes to schedule of investments

Aggregate cost for federal income tax purposes, which was substantially the same for book purposes, was $13,690,760; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$1,542,959
Gross unrealized depreciation	(134,952)
Net unrealized appreciation	$1,408,007

1  Non-income producing security.

2  Interest rate reflects yield at December 31, 2006.

*  Investment in affiliated mutual fund.

See accompanying notes to financial statements.

UBS U.S. Large Cap Value Equity Fund

For the six months ended December 31, 2006, Class A shares of UBS U.S. Large Cap Value Equity Fund (the "Fund") returned 13.41% (Class A shares returned 7.20% after the deduction of the maximum sales charge), while Class Y shares returned 13.63%. The Fund's benchmark, the Russell 1000 Value Index (the "Index"), returned 14.72% over the same time period. (Class Y shares have lower expenses than other share classes in the series. Returns for all share classes over various time periods are shown on page 65; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

The Fund delivered solid absolute returns, but underperformed its Index over the reporting period. Strong stock selection contributed to relative performance; however, this performance was offset by the Fund's sector positioning.

Intrinsic value guides sector allocation

Large-cap value stocks continued their steady climb over the period, surpassing the strong returns of the overall market. In fact, large-cap value was the best performing segment of the market.

During the six-month reporting period, energy, consumer discretionary, materials and industrials led the way, each returning more than 20%. However, our research found many of these sectors overvalued given underlying fundamentals and risk factors. As a result, the Fund was underweight in these areas, which hindered relative performance.

Knowing where not to invest

Our research-driven investment process helped the Fund avoid some pitfalls during the period. For example, the Fund's underweight to energy reserves contributed to relative performance. Our research indicated that record-high oil prices were not sustainable given underlying supply and demand fundamentals. Accordingly, we limited exposure to energy reserves. This strategy proved beneficial when oil prices fell significantly in the summer months and energy reserve companies underperformed. In contrast, the Fund held an overweight to oil services, which are more immune to the price of oil. This industry as a whole did not perform well, however, and our position detracted from relative performance.

Our financial holdings produced mixed results. Financials was one of the top-performing sectors in the large-cap value market, but not every area of the industry participated equally in the rally. The Fund's underweight to financial services benefited relative performance, but these gains were overshadowed by our overweight to banks. Many of the Fund's bank holdings posted positive returns. In fact Mellon Financial Corp. provided the largest contribution to relative performance. But, overall, bank stocks did not perform as well as other areas of the industry, hurting relative return.

At the stock specific level, the Fund saw strong contributions from DirecTV Group Inc. and Northeast Utilities. One of the Fund's most disappointing holdings was Masco Corp., a building products manufacturer and installer. Masco had been a top performer for the Fund in the past, but the recent slowdown in construction dampened its returns. We continue to find Masco an attractive opportunity.

UBS U.S. Large Cap Value Equity Fund

Bottom-up research will guide portfolio construction value

We continue to believe the US economy is moving along its expected course, slowing from above-average growth to a more typical level. We currently view the US equity market as near fair value, implying normal equity returns going forward. We intend to maintain the Fund's focus on bottom-up research to guide the portfolio, seeking out companies selling for less than what we believe is their intrinsic value.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2006. The views and opinions in the letter were current as of January 17, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent.

We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/globalam-us.

UBS U.S. Large Cap Value Equity Fund

Average annual total return (unaudited)

	6 months ended 12/31/06	1 year ended 12/31/06	5 years ended 12/31/06	Inception* to 12/31/06
UBS U.S. Large Cap Value Equity Fund Class A	13.41%	18.11%	10.20%	10.08%
UBS U.S. Large Cap Value Equity Fund Class B	13.00	17.41	9.36	9.83
UBS U.S. Large Cap Value Equity Fund Class C	12.98	17.29	9.37	9.80
UBS U.S. Large Cap Value Equity Fund Class Y	13.63	18.57	10.49	9.42
UBS U.S. Large Cap Value Equity Fund Class A**	7.20	11.61	8.96	8.86
UBS U.S. Large Cap Value Equity Fund Class B**	8.00	12.41	9.08	9.69
UBS U.S. Large Cap Value Equity Fund Class C**	11.98	16.29	9.37	9.80
Russell 1000 Value Index***	14.72	22.25	10.87	8.94

*  Inception dates of UBS U.S. Large Cap Value Equity Fund Class A shares is 12/07/01. Inception dates of Class B and Class C shares are 11/08/01 and 12/12/01, respectively. Inception date of Class Y shares and the Index is 06/29/01.

**  Returns include sales charges.

***  The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Y share class is our lowest fee share class. Our other share classes include higher fees and loads, which may result in lower performance than Class Y.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com/globalam-us.

UBS U.S. Large Cap Value Equity Fund

Top ten equity holdings (unaudited)

As of December 31, 2006

Percentage of net assets
Citigroup, Inc.	5.9%
Morgan Stanley	4.7
Wells Fargo & Co.	4.2
ExxonMobil Corp.	3.6
JPMorgan Chase & Co.	3.5
Chevron Corp.	3.1
American International Group, Inc.	3.0
Mellon Financial Corp.	2.4
Exelon Corp.	2.4
Fifth Third Bancorp	2.3
Total	35.1%

Industry diversification (unaudited)

As a percent of net assets as of December 31, 2006

Equities
Aerospace & defense	1.85%
Air freight & logistics	1.54
Auto components	3.38
Automobiles	0.67
Beverages	1.88
Biotechnology	0.62
Building products	1.68
Capital markets	8.34
Commercial banks	9.04
Diversified financial services	11.05
Diversified telecommunication services	2.52
Electric utilities	6.35
Energy equipment & services	3.32
Food & staples retailing	1.61
Health care providers & services	2.66
Hotels, restaurants & leisure	0.29
Household durables	0.39
Insurance	6.13
IT services	1.27%
Machinery	2.98
Media	3.57
Multi-utilities & unregulated power	1.82
Oil & gas	6.69
Pharmaceuticals	5.83
Real estate	0.34
Road & rail	1.84
Software	3.29
Specialty retail	1.07
Thrifts & mortgage finance	1.17
Wireless telecommunication services	2.00
Total equities	95.19
Investment company SPDR Trust, Series 1	4.40
Short-term investment	1.41
Total investments	101.00
Liabilities, in excess of cash and other assets	(1.00)
Net assets	100.00%

UBS U.S. Large Cap Value Equity Fund—Schedule of investments

December 31, 2006 (unaudited)

	Shares	Value
Equities — 95.19%
Aerospace & defense — 1.85%
Lockheed Martin Corp.	10,000	$920,700
Northrop Grumman Corp.	23,900	1,618,030
		2,538,730
Air freight & logistics — 1.54%
FedEx Corp.	19,500	2,118,090
Auto components — 3.38%
Borg-Warner, Inc.	25,000	1,475,500
Johnson Controls, Inc.	36,700	3,153,264
		4,628,764
Automobiles — 0.67%
Harley-Davidson, Inc.	13,000	916,110
Beverages — 1.88%
Anheuser-Busch Cos., Inc.	31,700	1,559,640
Constellation Brands, Inc., Class A1	35,000	1,015,700
		2,575,340
Biotechnology — 0.62%
Cephalon, Inc.[1]	12,000	844,920
Building products — 1.68%
Masco Corp.	77,050	2,301,484
Capital markets — 8.34%
Mellon Financial Corp.	78,900	3,325,635
Morgan Stanley	78,600	6,400,398
Northern Trust Corp.	28,300	1,717,527
		11,443,560
Commercial banks — 9.04%
City National Corp.	11,000	783,200
Fifth Third Bancorp	78,400	3,208,912
PNC Financial Services Group, Inc.	35,600	2,635,824
Wells Fargo & Co.	162,300	5,771,388
		12,399,324
Diversified financial services — 11.05%
Bank of America Corp.	43,522	2,323,640
Citigroup, Inc.	144,676	8,058,453
JPMorgan Chase & Co.	98,870	4,775,421
		15,157,514
Diversified telecommunication services — 2.52%
AT&T, Inc.	86,050	3,076,287
Embarq Corp.	7,292	383,268
		3,459,555
Electric utilities — 6.35%
American Electric Power Co., Inc.	58,900	2,507,962
Exelon Corp.	53,500	3,311,115
Northeast Utilities	59,500	1,675,520
Pepco Holdings, Inc.	46,900	1,219,869
		8,714,466

	Shares	Value
Energy equipment & services — 3.32%
ENSCO International, Inc.	29,400	$1,471,764
GlobalSantaFe Corp.	26,800	1,575,304
Halliburton Co.	48,400	1,502,820
		4,549,888
Food & staples retailing — 1.61%
Costco Wholesale Corp.	41,800	2,209,966
Health care providers & services — 2.66%
Medco Health Solutions, Inc.[1]	30,100	1,608,544
UnitedHealth Group, Inc.	37,900	2,036,367
		3,644,911
Hotels, restaurants & leisure — 0.29%
Wyndham Worldwide Corp.[1]	12,440	398,329
Household durables — 0.39%
Fortune Brands, Inc.	6,200	529,418
Insurance — 6.13%
Allstate Corp.	31,300	2,037,943
American International Group, Inc.	57,000	4,084,620
Hartford Financial Services Group, Inc.	24,550	2,290,760
		8,413,323
IT services — 1.27%
Accenture Ltd., Class A	47,000	1,735,710
Machinery — 2.98%
Illinois Tool Works, Inc.	56,300	2,600,497
PACCAR, Inc.	22,800	1,479,720
		4,080,217
Media — 3.57%
News Corp., Inc., Class A	71,000	1,525,080
Omnicom Group, Inc.	22,600	2,362,604
R.H. Donnelley Corp.	12,500	784,125
Univision Communications, Inc., Class A1	6,500	230,230
		4,902,039
Multi-utilities & unregulated power — 1.82%
NiSource, Inc.	44,800	1,079,680
Sempra Energy	25,200	1,412,208
		2,491,888
Oil & gas — 6.69%
Chevron Corp.	57,800	4,250,034
ExxonMobil Corp.	64,350	4,931,140
		9,181,174
Pharmaceuticals — 5.83%
Bristol-Myers Squibb Co.	74,200	1,952,944
Johnson & Johnson	15,200	1,003,504
Merck & Co., Inc.	49,400	2,153,840
Wyeth	56,600	2,882,072
		7,992,360

UBS U.S. Large Cap Value Equity Fund—Schedule of investments

December 31, 2006 (unaudited)

	Shares	Value
Equities — (concluded)
Real estate — 0.34%
Realogy Corp.[1]	15,550	$471,476
Road & rail — 1.84%
Burlington Northern Santa Fe Corp.	34,100	2,516,921
Software — 3.29%
McAfee, Inc.[1]	1,600	45,408
Microsoft Corp.	86,600	2,585,876
Symantec Corp.[1]	90,500	1,886,925
		4,518,209
Specialty retail — 1.07%
Home Depot, Inc.	36,400	1,461,824
Thrifts & mortgage finance — 1.17%
Freddie Mac	23,650	1,605,835
Wireless telecommunication services — 2.00%
Sprint Nextel Corp.	145,457	2,747,683
Total equities (cost $100,791,611)		130,549,028

	Shares	Value
Investment company — 4.40%
SPDR Trust, Series 1 (cost $6,039,838)	42,600	$6,035,994
Short-term investment — 1.41%
Other* — 1.41%
UBS Supplementary Trust — U.S. Cash Management Prime Fund, yield of 5.35%[2] (cost $1,940,130)	1,940,130	1,940,130
Total investments — 101.00% (cost $108,771,579)		138,525,152
Liabilities, in excess of cash and other assets — (1.00%)		(1,377,111)
Net assets — 100.00%		$137,148,041

Notes to schedule of investments

Aggregate cost for federal income tax purposes, which was substantially the same for book purposes, was $108,771,579; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$30,090,008
Gross unrealized depreciation	(336,435)
Net unrealized appreciation	$29,753,573

1  Non-income producing security.

2  Interest rate reflects yield at December 31, 2006.

*  Investment in affiliated mutual fund.

See accompanying notes to financial statements.

UBS U.S. Mid Cap Growth Equity Fund

For the six months ended December 31, 2006, Class A shares of UBS U.S. Mid Cap Growth Equity Fund (the "Fund") returned 4.06% (Class A shares declined 1.67% after the deduction of the maximum sales charge), while Class Y shares returned 4.19%. The Fund's benchmark, the Russell Midcap Growth Index (the "Index"), returned 7.90% over the same time period. (Class Y shares have lower expenses than other share classes in the series. Returns for all share classes over various time periods are shown on page 71; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

The Fund's relative underperformance was due, in large part, to stock selection in the consumer discretionary, financials and materials sectors. In contrast, holdings in the information technology and energy sectors enhanced relative results during the six months.

Investment discipline guided portfolio construction

Growth stocks started the reporting period slowly. Risk-averse investors stood on the sidelines, waiting to see how the economy and financial markets coped with inflationary pressure, record high oil prices and a slowdown in the housing market. The Russell 1000 Growth Index showed the effects, falling 4.5% in the first three weeks of July. The situation turned around in August, however, when oil prices fell, corporations reported better-than-expected second quarter profits, and the Federal Reserve Board (the "Fed") halted its tightening cycle. Looking back, this was the inflection point. Stocks in general began to rally and growth stocks modestly outperformed the broader market for the subsequent six-month period.

Mid-cap growth participated in this rally, but still trailed small- and large-cap stocks for the period. Within mid-cap growth, investors favored the more volatile sectors, causing stock prices in many of these sectors to rise beyond what we considered to be warranted. Our slight underweight exposure to these volatile sectors hindered relative performance.

Extensive research drove sector positioning

As previously mentioned, the Fund's results were negatively impacted by stock selection in the consumer discretionary, financials and materials sectors. From an industry perspective, performance was hurt by the Fund's underweight exposure to real estate investment trusts (REITs), chemical and pharmaceutical companies. We continue to have serious concerns about drug companies as they face stiff regulations, heightened safety scrutiny and increased competitive pressures. We believe these combined forces have dampened their return potential. Instead we favor healthcare companies that search for innovative ways to manage healthcare costs in the context of an aging population, as well as providers of tools and services to both the life science and industrial research markets.

Relative performance was also hindered by our overweight to the industrial sector. We hold a variety of stocks in this area, including commercial service and suppliers and companies engaged in moving freight by truck, sea or air. We continue to believe in the investment thesis behind these stocks and consider them attractive prospects.

Several individual stocks detracted from results over the reporting period, including Chemed Corp., Scientific Games, MSC Industrial Direct and Healthways. Chemed Corp. is a holding company for VITAS, the nation's largest hospice program, and Roto Rooter, a residential and commercial provider of plumbing services. Prior to its full release of second-quarter earnings, the company reported that, for the first time in its history, it would go over the "Medicare Cap" in its hospice segment. This resulted in downward revisions of earnings expectations by the company and analysts. Scientific Games, a global provider of instant and online lottery services, reported disappointing results due to higher-than-anticipated expenses. Healthways, a leading provider of disease management services to health plans and government programs, announced a delay in its acquisition of Life Masters, causing its share price to weaken.

UBS U.S. Mid Cap Growth Equity Fund

Overall, the Fund benefited from stock selection in the information technology and energy sectors. In computer software, we saw strong returns from holdings such as Adobe Systems. Adobe is a leading provider of creative, business and mobile software. The company's shares rose after it reported strong second quarter results in September. In the energy sector, energy equipment and services company Cameron International Corp. benefited performance.

Other individual stocks that contributed to performance included Freescale Semiconductor, Psychiatric Solutions and Thermo Electron. Freescale Semiconductor is a designer and manufacturer of semiconductors for the automotive, consumer, industrial, networking and wireless markets. During the reporting period it entered into a leveraged buyout agreement at roughly a 25% premium to its stock price. Psychiatric Solutions, a leading operator of psychiatric hospitals, reported strong second-quarter earnings that were highlighted by expanding margins. Thermo Electron is a global provider of analytical instruments, scientific equipment, services, and software solutions. Its stock price rose as the company reported second-quarter earnings that were ahead of investor expectations. The company exhibited strong growth across all business lines, led by its life sciences instrumentation operation, which is capturing market share from its competitors.

Conviction in our process and portfolio

We enter 2007 overweight the health care and industrial sectors and underweight the consumer staples and financials sectors. Industries where we have an above-average exposure include commercial services and suppliers, as well as life sciences tools and services. Importantly, these sector positions are a byproduct of bottom-up, fundamental research that leads to investment in individual companies as opposed to a strategic sector positioning.

We remain confident in our investment discipline going forward. Regardless of short-term market conditions, we will maintain our focus on identifying companies that we believe will generate superior capital appreciation in the coming years. We will remain underweight areas of the market where it is more difficult to identify what we believe are sustainable growth trends. We believe the portfolio is currently well-positioned, and we are excited about the new ideas we are generating.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2006. The views and opinions in the letter were current as of January 17, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent.

We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/globalam-us.

UBS U.S. Mid Cap Growth Equity Fund

Total return (unaudited)

	6 months ended 12/31/06	Inception* to 12/31/06
UBS U.S. Mid Cap Growth Equity Fund Class A	4.06%	-1.58%
UBS U.S. Mid Cap Growth Equity Fund Class C	3.65	-4.61
UBS U.S. Mid Cap Growth Equity Fund Class Y	4.19	0.12
UBS U.S. Mid Cap Growth Equity Fund Class A**	-1.67	-6.98
UBS U.S. Mid Cap Growth Equity Fund Class C**	2.65	-5.57
Russell Midcap Growth Index***	7.90	3.63

*  Inception date of UBS U.S. Mid Cap Growth Equity Fund Class A shares is 03/31/06. Inception date of Class C shares is 04/21/06. Inception date of Class Y shares and the Index is 03/27/06.

**  Returns include sales charges.

***  The Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell mid cap companies with higher price-to-book ratios and higher forecasted growth values.

The Y share class is our lowest fee share class. Our other share classes include higher fees and loads, which may result in lower performance than Class Y.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com/globalam-us.

UBS U.S. Mid Cap Growth Equity Fund

Top ten equity holdings (unaudited)

As of December 31, 2006

Percentage of net assets
Thermo Electron Corp.	4.0%
Adobe Systems, Inc.	3.1
American Commercial Lines, Inc.	2.7
Republic Services, Inc.	2.7
Roper Industries, Inc.	2.6
Station Casinos, Inc.	2.5
Harsco Corp.	2.5
Scientific Games Corp.	2.4
Monster Worldwide, Inc.	2.3
MSC Industrial Direct Co.	2.0
Total	26.9%

Industry diversification (unaudited)

As a percentage of net assets as of December 31, 2006

Equities
Air freight & logistics	1.36%
Capital markets	1.20
Commercial services & supplies	8.71
Computers & peripherals	1.95
Diversified financial services	3.56
Electrical equipment	2.57
Electronic equipment & instruments	2.61
Energy equipment & services	6.03
Health care equipment & supplies	4.97
Health care providers & services	8.87
Hotels, restaurants & leisure	11.01
Household durables	2.76
Internet & catalog retail	3.25
IT services	1.90
Leisure equipment & products	1.49
Life sciences tools & services	6.64
Machinery	4.11%
Marine	2.73
Metals & mining	0.63
Oil & gas	2.33
Semiconductors & semiconductor equipment	2.58
Software	7.69
Specialty retail	2.11
Textiles, apparel & luxury goods	1.96
Trading companies & distributors	2.97
Wireless telecommunication services	1.48
Total equities	97.47
Short-term investment	1.20
Total investments	98.67
Cash and other assets, in excess of liabilities	1.33
Net assets	100.00%

UBS U.S. Mid Cap Growth Equity Fund—Schedule of investments

December 31, 2006 (unaudited)

	Shares	Value
Equities — 97.47%
Air freight & logistics — 1.36%
UTI Worldwide, Inc.	2,400	$71,760
Capital markets — 1.20%
TD Ameritrade Holding Corp.	3,900	63,102
Commercial services & supplies — 8.71%
Corporate Executive Board Co.	600	52,620
Dun & Bradstreet Corp.[1]	1,000	82,790
Monster Worldwide, Inc.[1]	2,600	121,264
Republic Services, Inc.	3,500	142,345
Stericycle, Inc.[1]	800	60,400
		459,419
Computers & peripherals — 1.95%
NCR Corp.[1]	2,400	102,624
Diversified financial services — 3.56%
Chicago Mercantile Exchange Holdings, Inc.	100	50,975
Moody's Corp.	1,000	69,060
Nasdaq Stock Market, Inc.[1]	2,200	67,738
		187,773
Electrical equipment — 2.57%
Roper Industries, Inc.	2,700	135,648
Electronic equipment & instruments — 2.61%
Amphenol Corp.	1,400	86,912
Molex, Inc.	1,600	50,608
		137,520
Energy equipment & services — 6.03%
Cameron International Corp.[1]	1,200	63,660
ENSCO International, Inc.	800	40,048
National Oilwell Varco, Inc.[1]	1,000	61,180
Smith International, Inc.	2,000	82,140
Weatherford International Ltd.[1]	1,700	71,043
		318,071
Health care equipment & supplies — 4.97%
C.R. Bard, Inc.	1,100	91,267
Cytyc Corp.[1]	2,700	76,410
Hologic, Inc.[1]	2,000	94,560
		262,237
Health care providers & services — 8.87%
Aetna, Inc.	2,200	94,996
Caremark Rx, Inc.	1,000	57,110
Davita, Inc.[1]	1,500	85,320
Healthways, Inc.[1]	1,600	76,336
Henry Schein, Inc.[1]	1,000	48,980
Psychiatric Solutions, Inc.[1]	2,800	105,056
		467,798
Hotels, restaurants & leisure — 11.01%
Gaylord Entertainment Co.[1]	1,700	86,581
Life Time Fitness, Inc.[1]	1,100	53,361
Scientific Games Corp.[1]	4,200	126,966

	Shares	Value
Hotels, restaurants & leisure — (concluded)
Starwood Hotels & Resorts Worldwide, Inc.	1,400	$87,500
Station Casinos, Inc.	1,600	130,672
Texas Roadhouse, Inc.[1]	7,200	95,472
		580,552
Household durables — 2.76%
Fortune Brands, Inc.	1,000	85,390
Harman International Industries, Inc.	600	59,946
		145,336
Internet & catalog retail — 3.25%
Coldwater Creek, Inc.[1]	2,600	63,752
NutriSystem, Inc.[1]	1,700	107,763
		171,515
IT services — 1.90%
Cognizant Technology Solutions Corp., Class A1	1,300	100,308
Leisure equipment & products — 1.49%
Pool Corp.	2,000	78,340
Life sciences tools & services — 6.64%
Millipore Corp.[1]	1,300	86,580
Techne Corp.[1]	1,000	55,450
Thermo Electron Corp.[1]	4,600	208,334
		350,364
Machinery — 4.11%
Graco, Inc.	2,200	87,164
Harsco Corp.	1,700	129,370
		216,534
Marine — 2.73%
American Commercial Lines, Inc.[1]	2,200	144,122
Metals & mining — 0.63%
Freeport-McMoRan Copper & Gold, Inc.	600	33,438
Oil & gas — 2.33%
Apache Corp.	600	39,906
Frontier Oil Corp.	1,600	45,984
Newfield Exploration Co.[1]	800	36,760
		122,650
Semiconductors & semiconductor equipment — 2.58%
Marvell Technology Group, Ltd.[1]	1,800	34,542
Microchip Technology, Inc.	3,100	101,370
		135,912
Software — 7.69%
Adobe Systems, Inc.[1]	4,000	164,480
Autodesk, Inc.[1]	1,000	40,460
Citrix Systems, Inc.[1]	2,400	64,920
Micros Systems, Inc.[1]	1,700	89,590
Nuance Communications, Inc.[1]	4,000	45,840
		405,290

UBS U.S. Mid Cap Growth Equity Fund—Schedule of investments

December 31, 2006 (unaudited)

	Shares	Value
Equities — (concluded)
Specialty retail — 2.11%
Dick's Sporting Goods, Inc.[1]	900	$44,091
Tractor Supply Co.[1]	1,500	67,065
		111,156
Textiles, apparel & luxury goods — 1.96%
Coach, Inc.[1]	2,400	103,104
Trading companies & distributors — 2.97%
MSC Industrial Direct Co.	2,800	109,620
WESCO International, Inc.[1]	800	47,048
		156,668
Wireless telecommunication services — 1.48%
American Tower Corp.[1]	2,100	78,288
Total equities (cost $5,040,592)		5,139,529

	Shares	Value
Short-term investment — 1.20%
Investment company*
UBS U.S. Cash Management Prime Relationship Fund, yield of 5.34%[2] (cost $63,474)	63,474	$63,474
Total investments — 98.67% (cost $5,104,066)		5,203,003
Cash and other assets, in excess of liabilities — 1.33%		70,138
Net assets — 100.00%		$5,273,141

Notes to schedule of investments

Aggregate cost for federal income tax purposes, which was substantially the same for book purposes, was $5,104,066; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$347,599
Gross unrealized depreciation	(248,662)
Net unrealized appreciation	$98,937

1  Non-income producing security.

2  Interest rate reflects yield at December 31, 2006.

*  Investment in affiliated mutual fund.

See accompanying notes to financial statements.

UBS U.S. Small Cap Growth Fund

For the six months ended December 31, 2006, Class A shares of UBS U.S. Small Cap Growth Fund (the "Fund") returned 4.30% (Class A shares declined 1.45% after the deduction of the maximum sales charge), while Class Y shares returned 4.47%. The Fund's benchmark, the Russell 2000 Growth Index (the "Index"), returned 6.86% over the same time period. (Class Y shares have lower expenses than other share classes in the series. Returns for all share classes over various time periods are shown on page 77; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

The Fund's relative underperformance was due, in large part, to stock selection in the healthcare, information technology and materials sectors. In contrast, holdings in the industrials and energy sectors enhanced relative results during the six-month period.

Small-cap growth stocks rebounded

Investors appeared to have little interest in small-cap growth stocks when the reporting period started. While the overall stock market, as measured by the S&P 500 Index, rose 5.67% in the third quarter of 2006, small-cap growth stocks, as measured by the Russell 2000 Growth Index, fell 1.76%. The situation changed dramatically in the fourth quarter, though, when the S&P 500 Index rose 6.70% and the Russell 2000 Growth Index gained 8.41%.

Focused on longer-term prospects

The Fund navigated the changing environment with mixed results. Throughout the period, we adhered to our strategy that leads us to what we believe are high quality companies with improving fundamentals, secure industry positions, and strong balance sheets. This approach served us well in the third quarter, allowing us to outperform the Index. However, many of the sectors and stocks that contributed to our success in the third quarter detracted from results in the fourth quarter.

Some of the major detractors from relative performance were an overweight position to healthcare, and stock selection in the information technology, materials and healthcare sectors. In healthcare, we focused our holdings on providers and service companies, which added slightly to relative returns. We see attractive potential in this area, especially among companies serving specialties such as neonatology, pediatrics, psychiatry and veterinary medicine. One example is Pyschiatric Solutions, which was a top-performing holding for the Fund over the period. Its shares rose after the company reported above-consensus revenues and earnings. Unfortunately, gains from our providers and service companies were offset by our stock selection in biotechnology and pharmaceuticals. In particular, two biotechnology holdings, Renovis and Nuvelo, detracted from returns. Renovis focuses primarily on treating stroke indications. It reported disappointing results from a late-stage clinical study that attempted to improve stroke outcomes. Nuvelo saw its share price plunge in mid-December after it announced that a late-stage clinical trial for its experimental blood-clot treatment failed.

In information technology, disappointing positions included Microsemi, a leading designer and manufacturer of semiconductors. The company saw its stock price fall after lowering its earnings forecast for the fourth quarter. In contrast, the Fund did see contributions from its investment in Power Integrations, a designer and marketer of power conversion circuits. The company saw its stock price climb after it reported better-than-expected third quarter sales.

In contrast, stock selection in the industrials and energy sectors benefited relative performance. In the energy sector, the Fund's holding in Exco Resources enhanced results. Its share price rose sharply after the company announced an agreement to buy Winchester Energy and $1.6 billion in assets from Anadarko Petroleum. Exco Resources also presented a plan to pursue an initial public offering of 50% of the combined company's assets in the future. Additionally, the Fund saw contributions from information service company Teletech Holdings and apparel company Phillips Van Heusen. Teletech Holdings reported strong earnings that were driven by improvements in its offshore business process outsourcing locations. Phillips Van Heusen, one of the world's largest apparel and neckwear companies,

UBS U.S. Small Cap Growth Fund

performed well as it reported continued strong earnings.

Small-cap growth remains attractive

The economic backdrop continues to suggest moderate rates of growth for the US.

In our view, the current environment favors our disciplined investment process. We believe that companies with sustainable earnings growth prospects should outperform more cyclical sectors going forward. The Team remains committed to a diversified portfolio of small-cap growth companies that, in our opinion, possess strong business franchises and attractive competitive positions with the potential to generate rapidly rising sales and earnings. We believe the portfolio is currently well-positioned, and we are excited about the new ideas we are generating.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2006. The views and opinions in the letter were current as of January 17, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent.

We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/globalam-us.

UBS U.S. Small Cap Growth Fund

Average annual total return (unaudited)

	6 months ended 12/31/06	1 year ended 12/31/06	5 years ended 12/31/06	Inception* to 12/31/06
UBS U.S. Small Cap Growth Fund Class A	4.30%	8.28%	8.43%	11.04%
UBS U.S. Small Cap Growth Fund Class B	3.88	7.51	7.62	9.15
UBS U.S. Small Cap Growth Fund Class C	3.88	7.52	7.61	8.79
UBS U.S. Small Cap Growth Fund Class Y	4.47	8.59	8.69	8.24
UBS U.S. Small Cap Growth Fund Class A**	-1.45	2.31	7.21	10.26
UBS U.S. Small Cap Growth Fund Class B**	-1.12	2.51	7.32	9.01
UBS U.S. Small Cap Growth Fund Class C**	2.88	6.52	7.61	8.79
Russell 2000 Growth Index***	6.86	13.35	6.93	2.95

*  Inception date of UBS U.S. Small Cap Growth Fund Class A shares is 12/31/98. Inception dates of Class B and Class C shares are 11/07/01 and 11/19/01, respectively. Inception date of Class Y shares and the Index is 09/30/97.

**  Returns include sales charges.

***  The Russell 2000 Growth Index is an unmanaged index composed of those companies in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an index composed of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

The Y share class is our lowest fee share class. Our other share classes include higher fees and loads, which may result in lower performance than Class Y.

The Fund invests in IPOs which may have a magnified impact on performance.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com/globalam-us.

UBS U.S. Small Cap Growth Fund

Top ten equity holdings (unaudited)

As of December 31, 2006

Percentage of net assets
Pediatrix Medical Group, Inc.	3.0%
Tetra Technologies, Inc.	2.7
VCA Antech, Inc.	2.5
Phillips-Van Heusen Corp.	2.3
Psychiatric Solutions, Inc.	2.3
Orient-Express Hotels Ltd.	2.1
Ventas, Inc.	2.0
Childrens Place, Inc.	2.0
Nice Systems Ltd. ADR	2.0
CKE Restaurants, Inc.	1.8
Total	22.7%

Industry diversification (unaudited)

As a percentage of net assets as of December 31, 2006

Equities
Aerospace & defense	2.03%
Air freight & logistics	2.95
Airlines	0.12
Auto components	1.05
Biotechnology	3.97
Capital markets	1.69
Commercial banks	1.35
Commercial services & supplies	6.24
Communications equipment	2.16
Computers & peripherals	0.64
Construction & engineering	1.46
Diversified telecommunication instruments	0.72
Electrical equipment	2.00
Electronic equipment & services	3.08
Energy equipment & services	5.02
Health care equipment & supplies	5.71
Health care providers & services	8.96
Health care technology	0.54
Hotels, restaurants & leisure	5.92
Household products	1.47
IT services	2.28%
Leisure equipment & products	0.15
Life sciences tools & services	0.91
Machinery	2.83
Metals & mining	1.61
Oil & gas	3.85
Pharmaceuticals	1.06
Real estate	2.80
Road & rail	1.68
Semiconductors & semiconductor equipment	9.62
Software	6.54
Specialty retail	6.13
Textiles, apparel & luxury goods	2.34
Trading companies & distributors	0.47
Total equities	99.35
Short-term investment	1.13
Total investments	100.48
Liabilities, in excess of cash and other assets	(0.48)
Net assets	100.00%

UBS U.S. Small Cap Growth Fund—Schedule of investments

December 31, 2006 (unaudited)

	Shares	Value
Equities — 99.35%
Aerospace & defense — 2.03%
AAR Corp.[1]	229,700	$6,704,943
DRS Technologies, Inc.	43,300	2,281,044
		8,985,987
Air freight & logistics — 2.95%
HUB Group, Inc.[1]	266,900	7,353,095
UTI Worldwide, Inc.	190,500	5,695,950
		13,049,045
Airlines — 0.12%
Allegiant Travel Co.[1]	19,400	544,364
Auto components — 1.05%
LKQ Corp.[1]	202,900	4,664,671
Biotechnology — 3.97%
Alexion Pharmaceuticals, Inc.[1]	59,200	2,391,088
BioMarin Pharmaceutical, Inc.[1]	155,100	2,542,089
Cubist Pharmaceuticals, Inc.[1]	92,800	1,680,608
Isis Pharmaceuticals, Inc.[1]	211,000	2,346,320
Keryx Biopharmaceuticals, Inc.[1]	166,500	2,214,450
Myriad Genetics, Inc.[1]	83,600	2,616,680
Nuvelo, Inc.[1]	144,900	579,600
Regeneron Pharmaceutical, Inc.[1]	135,100	2,711,457
Renovis, Inc.[1]	163,000	515,080
		17,597,372
Capital markets — 1.69%
Investors Financial Services Corp.	175,000	7,467,250
Commercial banks — 1.35%
UCBH Holdings, Inc.	340,900	5,986,204
Commercial services & supplies — 6.24%
CRA International, Inc.[1]	117,700	6,167,480
Korn/Ferry International Corp.[1]	74,400	1,708,224
Labor Ready, Inc.[1]	300,000	5,499,000
PeopleSupport, Inc.[1]	149,300	3,142,765
TeleTech Holdings, Inc.[1]	301,100	7,190,268
WNS Holdings Ltd. ADR[1]	126,800	3,943,480
		27,651,217
Communications equipment — 2.16%
Nice Systems Ltd. ADR[1]	287,000	8,833,860
Optium Corp.[1]	28,800	718,272
		9,552,132
Computers & peripherals — 0.64%
Isilon Systems, Inc.[1]	15,300	422,280
Neoware, Inc.[1]	183,700	2,426,677
		2,848,957
Construction & engineering — 1.46%
EMCOR Group, Inc.[1]	113,900	6,475,215
Diversified telecommunication services — 0.72%
NeuStar, Inc.[1]	97,900	3,175,876

	Shares	Value
Electrical equipment — 2.00%
Energy Conversion Devices, Inc.[1]	59,300	$2,015,014
Genlyte Group, Inc.[1]	87,500	6,834,625
		8,849,639
Electronic equipment & instruments — 3.08%
Benchmark Electronics, Inc.[1]	246,450	6,003,522
Cognex Corp.	210,100	5,004,582
Radisys Corp.[1]	156,700	2,612,189
		13,620,293
Energy equipment & services — 5.02%
Core Laboratories NV1	50,800	4,114,800
Dresser-Rand Group, Inc.[1]	81,000	1,982,070
Patterson-UTI Energy, Inc.	189,300	4,397,439
Tetra Technologies, Inc.[1]	459,450	11,752,731
		22,247,040
Health care equipment & supplies — 5.71%
Arthrocare Corp.[1]	156,000	6,227,520
Aspect Medical Systems, Inc.[1]	119,100	2,240,271
DexCom, Inc.[1]	168,700	1,663,382
Hansen Medical, Inc.[1]	163,500	1,886,790
Lifecell Corp.[1]	117,300	2,831,622
Resmed, Inc.[1]	71,800	3,533,996
Viasys Healthcare, Inc.[1]	247,900	6,896,578
		25,280,159
Health care providers & services — 8.96%
Pediatrix Medical Group, Inc.[1]	270,600	13,232,340
Psychiatric Solutions, Inc.[1]	275,000	10,318,000
United Surgical Partners International, Inc.[1]	181,700	5,151,195
VCA Antech, Inc.[1]	341,900	11,005,761
		39,707,296
Health care technology — 0.54%
Phase Forward, Inc.[1]	159,500	2,389,310
Hotels, restaurants & leisure — 5.92%
Buffalo Wild Wings, Inc.[1]	43,700	2,324,840
California Pizza Kitchen, Inc.[1]	203,700	6,785,247
CKE Restaurants, Inc.	422,300	7,770,320
Orient-Express Hotels Ltd.	197,100	9,326,772
		26,207,179
Household products — 1.47%
Central Garden & Pet Co.[1]	134,200	6,497,964
IT services — 2.28%
CACI International, Inc., Class A1	113,900	6,435,350
Perficient, Inc.[1]	225,200	3,695,532
		10,130,882
Leisure equipment & products — 0.15%
Nautilus, Inc.	47,000	658,000

UBS U.S. Small Cap Growth Fund—Schedule of investments

December 31, 2006 (unaudited)

	Shares	Value
Equities — (concluded)
Life sciences tools & services — 0.91%
Charles River Laboratories International, Inc.[1]	46,680	$2,018,910
Exelixis, Inc.[1]	224,500	2,020,500
		4,039,410
Machinery — 2.83%
ESCO Technologies, Inc.[1]	147,500	6,702,400
Middleby Corp.[1]	55,900	5,851,053
		12,553,453
Metals & mining — 1.61%
Steel Dynamics, Inc.	219,800	7,132,510
Oil & gas — 3.85%
EXCO Resources, Inc.[1]	459,500	7,770,145
Petrohawk Energy Corp.[1]	523,445	6,019,618
Quicksilver Resources, Inc.[1]	89,500	3,274,805
		17,064,568
Pharmaceuticals — 1.06%
Emergent Biosolutions, Inc.[1]	180,300	2,012,148
Penwest Pharmaceuticals Co.[1]	160,300	2,664,186
		4,676,334
Real estate — 2.80%
BioMed Realty Trust, Inc. REIT	116,200	3,323,320
Ventas, Inc. REIT	214,200	9,064,944
		12,388,264
Road & rail — 1.68%
Landstar System, Inc.	195,100	7,448,918
Semiconductors & semiconductor equipment — 9.62%
Diodes, Inc.[1]	138,200	4,903,336
Exar Corp.[1]	184,200	2,394,600
First Solar, Inc.[1]	81,700	2,434,660
Hittite Microwave Corp.[1]	110,800	3,581,056
Microsemi Corp.[1]	349,300	6,863,745
Photronics, Inc.[1]	181,900	2,972,246
Power Integrations, Inc.[1]	143,800	3,372,110
Rudolph Technologies, Inc.[1]	262,013	4,171,247
Silicon Image, Inc.[1]	387,900	4,934,088

	Shares	Value
Semiconductors & semiconductor equipment — (concluded)
Standard Microsystems Corp.[1]	111,900	$3,130,962
Syntax-Brillian Corp.[1]	447,700	3,845,743
		42,603,793
Software — 6.54%
DivX, Inc.[1]	34,500	795,915
Factset Research Systems, Inc.	99,600	5,625,408
Fair Isaac Corp.	38,950	1,583,317
Nuance Communications, Inc.[1]	533,500	6,113,910
Progress Software Corp.[1]	182,300	5,091,639
Secure Computing Corp.[1]	274,100	1,798,096
THQ, Inc.[1]	96,325	3,132,489
Verint Systems, Inc.[1]	141,500	4,850,620
		28,991,394
Specialty retail — 6.13%
Childrens Place, Inc.[1]	139,200	8,841,984
Christopher & Banks Corp.	298,000	5,560,680
DSW, Inc.[1]	59,000	2,275,630
Guitar Center, Inc.[1]	93,400	4,245,964
Heelys, Inc.[1]	11,500	369,265
Tween Brands, Inc.[1]	147,200	5,877,696
		27,171,219
Textiles, apparel & luxury goods — 2.34%
Phillips-Van Heusen Corp.	206,700	10,370,139
Trading companies & distributors — 0.47%
Beacon Roofing Supply, Inc.[1]	111,400	2,096,548
Total equities (cost $373,381,965)		440,122,602
Short-term investment — 1.13%
Other* — 1.13%
UBS Supplementary Trust — U.S. Cash Management Prime Fund, yield of 5.35%[2] (cost $5,014,379)	5,014,379	5,014,379
Total investments — 100.48% (cost $378,396,344)		445,136,981
Liabilities, in excess of cash and other assets — ( 0.48%)		(2,111,990)
Net assets — 100.00%		$443,024,991

Notes to schedule of investments

Aggregate cost for federal income tax purposes, which was substantially the same for book purposes, was $378,396,344; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$88,176,508
Gross unrealized depreciation	(21,435,871)
Net unrealized appreciation	$66,740,637

1  Non-income producing security.

2  Interest rate reflects yield at December 31, 2006

ADR  American Depository Receipt

REIT  Real Estate Investment Trust

*  Investment in affiliated mutual fund.

See accompanying notes to financial statements.

UBS Absolute Return Bond Fund

For the six months ended December 31, 2006, Class A shares of UBS Absolute Return Bond Fund (the "Fund") returned 2.54% (Class A shares declined 0.03% after the deduction of the maximum sales charge), while Class Y shares returned 2.63%. For purposes of comparison, the Merrill Lynch US Treasury 1-3 Year Index returned 2.90% over the same time period, and the US LIBOR 3-Month Index (the "Index") returned 2.80%. (Class Y shares have lower expenses than other share classes in the series. Returns for all share classes over various time periods are shown on page 83; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

The Fund seeks a positive return through the active management of multiple sources of return, including active asset allocation amongst fixed income asset classes, security selection and currency management. The Fund also has the flexibility to adjust duration to add value.

Over the course of the reporting period, sector and security selection benefited performance, helping produce a positive return. Returns, however, were hindered by duration management in the first half of the reporting period.

Duration positioning impacts performance

The global bond markets delivered positive results for the reporting period. US monetary policy continued to influence investors and the markets around the world. When the US Federal Reserve Board (the "Fed") ended its longest tightening cycle ever, investors took it as a sign that US economic growth was moderating. This caused yields to fall and bond prices to climb (bond prices and yields move in the opposite direction).

In our view, global growth will remain more robust in 2007 than current market expectations suggest. Furthermore, we do not expect the Fed to cut interest rates in 2007. In this environment, we would expect global interest rates to climb. Accordingly, we maintained a negative duration over the reporting period. (We ended 2006 at –0.95 years, having become less negative in mid-December as bond markets weakened.) This negative duration stance hindered relative performance when rates fell, but positively impacted performance as rates rose.

Combining bottom-up and top-down analysis

Sector allocation and security selection produced positive returns for the Fund. We saw particularly strong contributions from our higher credit risk holdings, including emerging markets debt and high yield bonds. Allocations to these sectors were driven by bottom-up views, supported by solid research. We intend to remain focused on certain deeply researched opportunities in these sectors, as we believe they offer compensation for the inherent risk.

We also maintained heavy exposure to securitized issues, including asset-backed securities (ABS), mortgage-backed securities (MBS), commercial mortgage-backed securities (CMBS) and collateralized debt obligations (CDO). In our view, these sectors offered an attractive risk-return profile and greater issue-specific opportunities. Our positions in these areas benefited performance.

We actively managed regional exposures

During the period, bottom-up security selection across most regions generated positive results for the Fund, while currency neither helped nor hurt in any significant way. On a regional basis, our weightings are generally a result of our bottom-up views. That said, over the reporting period, our largest position was in the US, which accounted for more than half of the Fund's underlying portfolio before hedging. (Hedging is a strategy designed to minimize a portfolio's exposure to an unwanted risk, while still allowing the portfolio to profit from an investment.) The Eurozone—encompassing those countries using the euro as their currency, including France, Germany and Italy—was the second largest allocation, making up approximately 25% of the portfolio. In both cases, we actively managed currency exposure, closing the period with a 102% exposure to the US dollar, and a negative 6% allocation to the euro. The latter serves as a good example of how the Fund can flexibly navigate across global fixed income markets in order to benefit from perceived price/value discrepancies in countries, currencies, sectors and securities. For example, even though we found certain euro-denominated bonds attractive, we generally viewed the currency as overvalued. Thus,

UBS Absolute Return Bond Fund

through hedging techniques, we were able to more than reduce the portfolio's exposure to the euro.

Anticipating rising interest rates

The Fund enters 2007 with a negative duration, reflecting our continued expectation for rising interest rates. At the time of this writing, we further reduced the Fund's negative duration by becoming neutral in the Eurozone as yields in this region rose coming out of year-end. Going forward, we intend to continue to utilize the flexibility of our investment approach as we pursue positive returns.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2006. The views and opinions in the letter were current as of January 17, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent.

We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/globalam-us.

UBS Absolute Return Bond Fund

Average annual total return (unaudited)

	6 months ended 12/31/06	1 year ended 12/31/06	Inception* to 12/31/06
UBS Absolute Return Bond Fund Class A	2.54%	5.59%	4.33%
UBS Absolute Return Bond Fund Class C	2.36	5.34	3.98
UBS Absolute Return Bond Fund Class Y	2.63	5.88	4.57
UBS Absolute Return Bond Fund Class A**	-0.03	2.99	2.75
UBS Absolute Return Bond Fund Class C**	1.86	4.84	3.98
Merrill Lynch US Treasury 1-3 Year Index***	2.90	3.96	3.19
US LIBOR 3-Month Index****	2.80	5.36	4.79

*  Inception date of all shares of UBS Absolute Return Bond Fund is 04/27/05. Inception date of the Indices, for the purpose of this illustration, is 04/30/05.

**  Returns include sales charges.

***  The Merrill Lynch US Treasury 1-3 Year Index: An unmanaged index tracking short-term US Treasury securities with maturities between 1 and 3 years.

****  The US LIBOR 3-Month Index: LIBOR is the London Interbank Offered Rate, a short-term interest rate that banks charge one another generally representative of the most competitive and current cash rate available. The US LIBOR 3-Month Index tracks the interest rate earned on a three-month inter-bank deposit in US dollars.

The Y share class is our lowest fee share class. Our other share classes include higher fees and loads, which may result in lower performance than Class Y.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com/globalam-us.

UBS Absolute Return Bond Fund

Top ten fixed income holdings (unaudited)a

As of December 31, 2006

Percentage of net assets
Compagnie de Financement Foncier 2.375%, due 01/29/09	5.1%
Kreditanstalt fuer Wiederaufbau 3.500%, due 07/15/09	3.6
Federal National Mortgage Association 6.625%, due 09/15/09	3.4
Federal Home Loan Mortgage Corp. 4.875%, due 02/17/09	3.3
Federal National Mortgage Association 4.375%, due 09/15/12	2.0
Federal Home Loan Mortgage Corp. 5.250%, due 04/18/16	1.9
Depfa ACS Bank 0.750%, due 09/22/08	1.4
Landwirtschaftliche Rentenbank 0.650%, due 09/30/08	1.4
Bank of Scotland 6.375%, due 08/16/19	1.2
Republic of Argentina 5.590%, due 08/03/12	1.2
Total	24.5%

a  Figures represent the direct investments of the UBS Absolute Return Fund. Figures could be different if a breakdown of the underlying investment companies were included.

UBS Absolute Return Bond Fund

Industry diversification (unaudited)a

As a percentage of net assets as of December 31, 2006

US bonds US corporate bonds
Auto components	0.15%
Automobiles	0.62
Capital markets	0.77
Chemicals	0.36
Commercial banks	0.76
Commercial services & supplies	0.14
Consumer finance	1.78
Containers & packaging	0.39
Diversified financial services	4.64
Diversified telecommunication services	1.01
Energy equipment & services	0.17
Food & staples retailing	0.65
Food products	0.33
Hotels, restaurants & leisure	0.18
Independent power producers & energy traders	0.28
Insurance	0.60
Media	0.87
Metals & mining	0.36
Multiline retail	0.24
Oil & gas	0.58
Real estate management & development	0.17
Textiles, apparel & luxury goods	0.46
Thrifts & mortgage finance	0.34
Tobacco	0.27
Wireless telecommunication services	0.48
Total US corporate bonds	16.60
Asset-backed securities	2.76
Collateralized debt obligations	2.53
Commercial mortgage-backed securities	2.81
Mortgage & agency debt securities	11.81
Total US bonds	36.51
International bonds International corporate bonds
Chemicals	0.03%
Collateralized mortgage obligations	0.06
Commercial banks	17.53
Commercial services & supplies	0.09
Construction & engineering	0.41
Diversified financial services	1.34
Diversified telecommunication services	2.29
Electric utilities	1.47
Industrial conglomerates	0.57
Media	0.11
Multi-utilities & unregulated power	1.24
Paper & forest products	0.41
Thrifts & mortgage finance	0.43
Total international corporate bonds	25.98
International collateralized debt obligations	3.94
International commercial mortgage-backed securities	0.23
International mortgage backed-securities	0.15
Foreign government bonds	6.01
Sovereign/supranational bonds	1.51
Total international bonds	37.82
Total bonds	74.33
Investment company
UBS U.S. Securitized Mortgage Relationship Fund	11.75
Short-term investments	6.40
Total investments	92.48
Investments sold short	(4.88)
Cash and other assets, less liabilities	12.40
Net assets	100.00%

a  Figures represent the industry breakdown of direct investments of the UBS Absolute Return Fund. Figures would be different if a breakdown of the underlying investment companies' industry diversification were included.

UBS Absolute Return Bond Fund—Schedule of investments

December 31, 2006 (unaudited)

	Face amount		Value
Bonds — 74.33%
US bonds — 36.51%
US corporate bonds — 16.60%
AES Corp. 8.750%, due 06/15/08		$750,000	$777,187
9.500%, due 06/01/09		100,000	107,000
AK Steel Corp. 7.875%, due 02/15/09		1,950,000	1,950,000
American Cellular Corp., Series B 10.000%, due 08/01/11		2,450,000	2,590,875
American General Finance Corp. 5.375%, due 10/01/12		2,500,000	2,493,070
ArvinMeritor, Inc. 8.125%, due 09/15/15		825,000	813,656
AT&T, Inc. 5.875%, due 02/01/12		875,000	891,478
Berkshire Hathaway Finance Corp. 4.125%, due 01/15/10		2,400,000	2,332,524
Boeing Capital Corp. 7.375%, due 09/27/10		825,000	884,484
Caesars Entertainment, Inc. 8.125%, due 05/15/11		950,000	993,937
Cincinnati Bell, Inc. 7.250%, due 07/15/13		1,200,000	1,242,000
Citigroup, Inc. 4.250%, due 02/25/30[1]	EUR	300,000	369,067
4.625%, due 11/14/07		3,380,000	4,483,159
5.625%, due 08/27/12		$1,750,000	1,775,321
Citizens Communications Co. 7.625%, due 08/15/08		875,000	905,625
Comcast Cable Communications, Inc. 6.750%, due 01/30/11		850,000	890,621
Countrywide Home Loans, Inc. 3.250%, due 05/21/08		1,900,000	1,847,104
CSC Holdings, Inc., Series B 8.125%, due 08/15/09		1,200,000	1,243,500
DaimlerChrysler N.A. Holding Corp. 7.200%, due 09/01/09		2,370,000	2,461,044
EOP Operating LP, REIT 7.000%, due 07/15/11		850,000	919,852
Ford Motor Credit Co. 5.800%, due 01/12/09		3,600,000	3,534,635
General Electric Capital Corp. 3.600%, due 10/15/08		1,875,000	1,824,246
4.375%, due 01/20/10	EUR	3,895,000	5,172,244
5.125%, due 03/04/09		3,200,000	4,305,420
Giant Industries, Inc. 11.000%, due 05/15/12		$600,000	643,500
General Motors Acceptance Corp. LLC 6.125%, due 02/01/07		900,000	900,204
Goldman Sachs Group, Inc. 5.500%, due 10/12/21	GBP	550,000	1,051,326
HSBC Finance Corp. 7.875%, due 03/01/07		$875,000	878,272

	Face amount		Value
US corporate bonds — (concluded)
International Lease Finance Corp. 3.300%, due 01/23/08		$1,875,000	$1,832,623
JPMorgan Chase Bank N.A.[1] 4.375%, due 11/30/21	EUR	1,800,000	2,337,488
Kinder Morgan Energy Partners LP 5.800%, due 03/15/35		$2,750,000	2,499,032
Kraft Foods, Inc. 5.250%, due 06/01/07		1,775,000	1,773,610
Lehman Brothers Holdings, Inc. 4.750%, due 01/16/14	EUR	2,260,000	3,034,128
Levi Strauss & Co. 12.250%, due 12/15/12		$2,250,000	2,503,125
Marsh & McLennan Cos., Inc. 6.250%, due 03/15/12		875,000	892,131
Mirant North America LLC 7.375%, due 12/31/13		600,000	609,000
Morgan Stanley 5.300%, due 03/01/13		3,840,000	3,828,511
5.750%, due 10/18/16		2,410,000	2,445,364
Owens-Brockway Glass Container, Inc. 8.250%, due 05/15/13		200,000	206,750
Owens-Illinois, Inc. 7.350%, due 05/15/08		1,900,000	1,911,875
PolyOne Corp. 10.625%, due 05/15/10		1,850,000	1,961,000
Qwest Communications International, Inc. 7.500%, due 02/15/14		50,000	51,500
R.H. Donnelley Corp. 8.875%, due 01/15/16		75,000	78,750
Safeway, Inc. 4.800%, due 07/16/07		900,000	896,511
Sheridan Group, Inc. 10.250%, due 08/15/11		725,000	754,000
Simon Property Group LP, REIT 5.375%, due 06/01/11		925,000	925,106
Sinclair Broadcast Group, Inc. 8.000%, due 03/15/12		125,000	129,063
8.750%, due 12/15/11		2,250,000	2,348,437
SLM Corp. 4.750%, due 03/17/14	EUR	800,000	1,067,806
Sprint Capital Corp. 8.750%, due 03/15/32		$2,000,000	2,407,222
UST, Inc. 6.625%, due 07/15/12		1,375,000	1,449,272
Wal-Mart Stores, Inc. 4.750%, due 01/29/13	GBP	695,000	1,321,250
6.875%, due 08/10/09		$2,525,000	2,630,611
Wells Fargo & Co. 5.125%, due 02/15/07		1,800,000	1,799,319
Total US corporate bonds (cost $89,388,760)			89,974,835

UBS Absolute Return Bond Fund—Schedule of investments

December 31, 2006 (unaudited)

	Face amount	Value
Bonds — (continued)
US bonds — (continued)
Asset-backed securities — 2.76%
ACE Securities Corp., 06-SL1, Class B1, 144A2 8.350%, due 09/25/35	$800,000	$719,823
Countrywide Asset-Backed Certificates, 06-S9, Class A5 5.871%, due 08/25/36	1,500,000	1,481,166
First Franklin Mortgage Loan Asset-Backed Certificates, 05-FFA, Class B4, 144A2 6.000%, due 03/25/25	1,000,000	887,100
First Franklin Mortgage Loan Asset-Backed Certificates, 05-FFA, Class B5, 144A2 6.000%, due 03/25/25	1,000,000	846,640
First Franklin Mortgage Loan Asset-Backed Certificates, 06-FFA, Class B2, 144A2 6.000%, due 09/25/26	1,000,000	923,281
Green Tree Financial Corp., 99-3, Class A6 6.500%, due 02/01/31	1,150,000	1,152,653
GSAMP Trust, 05-S1, Class B1[2] 6.208%, due 12/25/34	787,844	781,223
Home Equity Mortgage Trust, 06-4, Class B1[2] 9.320%, due 11/25/36	600,000	522,603
Home Equity Mortgage Trust, 06-4, Class B2, 144A2 9.330%, due 11/25/36	500,000	365,359
Hyundai Auto Receivables Trust, 05-A, Class D 4.450%, due 02/15/12	1,000,000	979,040
Merrill Lynch Mortgage Investors, Inc., 04-SL2, Class B4, 144A2 10.100%, due 06/25/35	1,200,000	1,155,938
Merrill Lynch Mortgage Investors, Inc., 05-SL3, Class B3[2] 7.500%, due 07/25/36	2,450,000	2,428,061
MMCA Automobile Trust, 02-1, Class C 6.200%, due 01/15/10	934,680	932,955
Wells Fargo Home Equity Trust, 05-3, Class M7[2] 6.500%, due 11/25/35	1,775,000	1,790,115
Total asset-backed securities (cost $14,898,040)		14,965,957
Collateralized debt obligations — 2.53%
Abacus Ltd., 05-CB1A, Class F1,3 9.850%, due 05/28/41	250,000	249,375
Abacus Ltd., 06-13A, Class M1,3 9.225%, due 09/28/46	700,000	700,000

	Face amount		Value
Collateralized debt obligations — (continued)
Acacia CDO, Ltd., 10A, Class SUB[3,10] due 09/07/46		$280,000	$127,708
Ajax One Ltd., 2A, Class C1,3 7.850%, due 09/08/32		500,000	475,000
Ares VR CLO Ltd., 06-1A, Class D1,3 7.000%, due 02/24/18		1,150,000	1,151,035
Ares X CLO Ltd., 05-1A, Class D2[1,3] 7.361%, due 09/18/17		500,000	501,600
Avery Street CLO, 06-1A, Class E1,3 10.370%, due 04/05/18		700,000	721,000
Brentwood Investors Corp.[4,10] due 05/01/16		250,000	242,500
Brentwood CLO Ltd., 06-1I, Class D1,4 9.116%, due 02/01/22		310,000	307,985
Commercial Industrial Finance Corp., 06-2A, Class B2L1,3 9.370%, due 03/01/21		280,000	278,600
Duke Funding Ltd., 06-11A, Class B1E1,3 5.819%, due 08/08/46	EUR	890,000	1,174,844
Fortius Funding Ltd., 06-2A, Class INC[3] 5.374%, due 02/07/42		$280,000	277,200
GoldenTree Capital Opportunities LP, 06-1A, Class D1[1,3] 7.471%, due 02/22/20		600,000	603,420
Greywolf CLO. Ltd., 07-1A, Class C3,10 due 02/18/21		250,000	247,500
Hereford Street ABS CDO Ltd., 05-1A, Class D1,3 8.260%, due 01/03/45		700,000	690,599
Hewett's Island CDO Ltd., 06-4A, Class C1,3 6.125%, due 05/09/18		250,000	250,000
Hewett's Island CDO Ltd., 06-4A, Class D1[1,3] 7.025%, due 05/09/18		250,000	250,000
Hewett's Island CDO Ltd., 06-4A, Class E1,3 9.925%, due 05/09/18		350,000	350,000
Longshore CDO Funding Ltd., 06-1A, Class D1,3 8.270%, due 05/03/46		380,000	370,052
MC Funding Ltd. 06-1[3,10] due 12/20/20		490,000	482,876
MC Funding Ltd., 06-1A, Class E1,3 9.120%, due 12/20/20		640,000	640,000
Shasta CLO I Ltd.[3,10] due 04/20/13		770,000	731,500
Spirit CBO, 04-2A, Class D1,3 6.180%, due 10/27/10		749,052	731,224
Taberna Preferred Funding Ltd., 06-7A, Class A3L, REIT[1,3] 6.818%, due 02/05/37		240,000	240,000

UBS Absolute Return Bond Fund—Schedule of investments

December 31, 2006 (unaudited)

	Face amount	Value
Bonds — (continued)
US bonds — (concluded)
Collateralized debt obligations — (concluded)
Taberna Preferred Funding Ltd., 06-7A, Class B1L, REIT[1,3] 8.318%, due 02/05/37	$310,000	$310,000
Tricadia CDO Ltd., 05-3A, Class B1L1,3 8.866%, due 06/25/41	486,597	488,057
Tricadia CDO Ltd., 05-4A, Class B1L1,3 8.603%, due 12/11/40	519,009	519,009
Tricadia CDO Ltd., 06-5A, Class F1,3 11.365%, due 06/19/46	595,108	595,108
Total collateralized debt obligations (cost $13,532,725)		13,706,192
Commercial mortgage-backed securities — 2.81%
Asset Securitization Corp., 97-D4, Class B1 7.525%, due 04/14/29	1,700,000	1,874,369
Banc of America Funding Corp., 06-F, Class B1[1] 5.610%, due 07/20/36	999,598	1,013,928
Banc of America Large Loan, 05-ESHA, Class J, 144A1 7.000%, due 07/14/20	1,250,000	1,251,532
Banc of America Large Loan, 06-LAQ, Class L, 144A1 6.900%, due 02/09/21	1,600,000	1,601,931
Bear Stearns Commercial Mortgage Securities, 05-LXR1, Class J, 144A1 7.000%, due 09/15/18	2,050,000	2,052,211
Citigroup Mortgage Loan Trust, Inc., 06-AR6, Class 1B1[1] 6.096%, due 08/25/36	999,506	1,005,284
GS Mortgage Securities Corp., II, 98-GLII, Class F, 144A1 6.971%, due 04/13/31	1,650,000	1,738,348
Hilton Hotel Pool Trust, 00-HLTA, Class C, 144A 7.458%, due 10/03/15	1,000,000	1,075,317
Nomura Asset Securities Corp., 98-D6, Class B1, 144A 6.000%, due 03/15/30	1,472,000	1,522,864
TW Hotel Funding 2005 LLC, 05-LUX, Class L, 144A1 6.900%, due 01/15/21	2,100,000	2,100,113
Total commerical mortgage-backed securities (cost $15,270,849)		15,235,897
Mortgage & agency debt securities — 11.81%
C.S. First Boston Mortgage Securities Corp., 05-10, Class 10A3 6.000%, due 11/25/35	78,369	78,901

	Face amount	Value
Mortgage & agency debt securities — (concluded)
C.S. First Boston Mortgage Securities Corp., 05-8, Class 8A1 7.000%, due 09/25/35	$701,821	$714,541
Countrywide Alternative Loan Trust, 06-5T2, Class A3 6.000%, due 04/25/36	850,148	855,671
Credit Suisse Mortgage Capital Certificates, 06-6, Class 1A12 6.000%, due 07/25/36	1,164,542	1,166,825
Federal Home Loan Mortgage Corp. 4.875%, due 02/17/09	18,045,000	17,996,820
5.250%, due 04/18/16	10,055,000	10,260,162
Federal National Mortgage Association[5] 4.375%, due 09/15/12	11,200,000	10,881,909
6.625%, due 09/15/09	17,550,000	18,273,815
Indymac Index Mortgage Loan Trust, 06-AR19, Class 1B2[1] 6.443%, due 08/25/36	996,961	995,676
Indymac Index Mortgage Loan Trust, 06-AR31, Class A5[1] 6.125%, due 11/25/36	700,000	707,547
Morgan Stanley Morgage Loan Trust, 06-7, Class 4A4 6.000%, due 06/25/36	140,380	141,248
Residential Accredit Loans, Inc., 06-QS5, Class A6 6.000%, due 05/25/36	1,000,000	1,007,208
Structured Adjustable Rate Mortgage Loan Trust, 05-21, Class 6AX1,6 5.500%, due 11/25/35	772,997	105,079
Structured Adjustable Rate Mortgage Loan Trust, 06-5, Class 5A3[1] 5.582%, due 06/25/36	400,000	395,630
Washington Mutual, 06-AR8, Class 1A1[1] 5.928%, due 08/25/46	414,719	414,632
Total mortgage & agency debt securities (cost $63,692,003)		63,995,664
Total US bonds (cost $196,782,377)		197,878,545

UBS Absolute Return Bond Fund—Schedule of investments

December 31, 2006 (unaudited)

	Face amount		Value
Bonds — (continued)
International bonds — 37.82%
International corporate bonds — 25.98%
Canada — 0.50%
Abitibi-Consolidated, Inc. 6.950%, due 04/01/08		$1,875,000	$1,856,250
8.550%, due 08/01/10		400,000	380,000
Quebecor World Capital Corp. 4.875%, due 11/15/08		525,000	507,938
			2,744,188
Denmark — 0.28%
Nordic Telephone Co. Holding ApS, 144A1 9.061%, due 05/01/16	EUR	1,100,000	1,510,137
Finland —0.35%
Fortum Oyj, Series BR2 6.100%, due 02/19/08	EUR	1,420,000	1,913,014
France — 8.24%
BNP Paribas 5.250%, due 12/17/12	EUR	3,065,000	4,259,288
Compagnie de Financement Foncier 2.375%, due 01/29/09		21,800,000	27,853,086
Credit Lyonnais S.A.[1] 5.000%, due 11/15/12		2,765,000	3,672,864
France Telecom S.A. 6.750%, due 03/14/08		1,275,000	1,733,485
7.250%, due 01/28/13		1,405,000	2,117,625
8.125%, due 01/28/33		700,000	1,252,502
Veolia Environnement 4.875%, due 05/28/13		2,830,000	3,800,624
			44,689,474
Germany — 5.92%
Kreditanstalt fuer Wiederaufbau 3.500%, due 07/15/09	EUR	15,020,000	19,599,059
5.550%, due 06/07/21	GBP	2,300,000	4,784,277
Landwirtschaftliche Rentenbank 0.650%, due 09/30/08	JPY	920,000,000	7,716,953
			32,100,289
Iceland — 0.41%
Landsbanki Islands HF, 144A1 6.070%, due 08/25/09		$2,190,000	2,206,219
Ireland — 2.21%
Anglo Irish Bank Corp. PLC 5.000%, due 12/12/07	GBP	1,895,000	3,686,066
Depfa ACS Bank 0.750%, due 09/22/08	JPY	920,000,000	7,730,791
Fleet Street Finance One PLC, 1, Class A2 5.440%, due 07/20/14	GBP	160,965	315,359
JSG Funding PLC 10.125%, due 10/01/12	EUR	155,000	220,976
			11,953,192

	Face amount		Value
Italy — 0.34%
Sanpaolo IMI SpA 6.375%, due 04/06/10	EUR	1,300,000	$1,819,355
Luxembourg — 1.53%
Erste Europaeische Pfandbrief und Kommunalkreditbank AG 5.000%, due 02/16/16		$2,400,000	2,343,617
SGL Carbon Luxembourg S.A. 8.500%, due 02/01/12	EUR	100,000	142,235
Telecom Italia Finance S.A. 6.575%, due 07/30/09		1,400,000	1,939,309
7.250%, due 04/20/11		450,000	653,076
7.750%, due 01/24/33		2,055,000	3,224,319
			8,302,556
Kazakhstan — 0.23%
CenterCredit International BV 8.250%, due 09/30/11	KZT	47,000,000	367,983
Kazkommerts International BV 8.000%, due 11/03/15		$650,000	674,375
TuranAlem Finance BV 8.500%, due 02/10/15		200,000	207,000
			1,249,358
Netherlands — 1.55%
RWE Finance BV 4.625%, due 08/17/10	GBP	2,100,000	3,983,269
4.625%, due 07/23/14	EUR	225,000	302,457
5.375%, due 04/18/08		770,000	1,031,522
Siemens Financieringsmaatschappij NV 5.500%, due 03/12/07		2,320,000	3,071,113
			8,388,361
Sweden — 0.34%
Svenska Handelsbanken AB1,7 6.125%, due 03/04/09	GBP	945,000	1,864,002
United Kingdom — 4.08%
ABB International Finance Ltd. 4.625%, due 06/06/13	EUR	1,680,000	2,215,688
Alliance & Leicester PLC 4.250%, due 12/30/08	GBP	3,150,000	6,010,461
Bank of Scotland 6.375%, due 08/16/19		3,145,000	6,668,145
Barclays Bank PLC[1,7] 4.750%, due 03/15/20	EUR	2,500,000	2,937,771
National Grid Electricity Transmission PLC 4.125%, due 09/18/08		800,000	1,054,472
4.750%, due 12/10/10	GBP	590,000	1,120,495
Ono Finance PLC[1] 12.087%, due 05/15/14	EUR	450,000	620,754
United Utilities Water PLC 6.625%, due 11/08/07		1,105,000	1,489,529
			22,117,315
Total international corporate bonds (cost $134,575,598)			140,857,460

UBS Absolute Return Bond Fund—Schedule of investments

December 31, 2006 (unaudited)

	Face amount	Value
Bonds — (continued)
International bonds — (continued)
International collateralized debt obligations — 3.94%
Cayman Islands — 2.21%
ACA ABS, 06-1 Ltd.[3,10] due 01/10/47	$600,000	$493,800
Aladdin CDO I Ltd., 06-2A, Class 10D1,3 12.865%, due 10/20/16	250,000	252,500
Atrium CDO Corp.[4,10] due 07/20/20	180,000	180,000
Avenue CLO Fund Ltd., 06-3A, Class B2L1,3 9.374%, due 07/20/18	220,000	223,498
Avenue CLO Fund Ltd., 06-4I, Class SUB[4,10] due 11/07/18	310,000	297,724
Avenue CLO Fund Ltd.[3,10] due 07/20/18	150,000	148,500
Black Diamond CLO Ltd, 06-1A3,10 due 04/29/19	400,000	400,000
Black Diamond CLO Ltd, 06-1A, Class E3,10 due 04/29/19	560,000	560,000
Black Diamond CLO Ltd., 05-1A, Class E,[1,4] 10.365%, due 06/20/17	350,000	366,240
Black Diamond CLO Ltd., 05-2A, Class D1,3 7.168%, due 01/07/18	300,000	302,520
Black Diamond CLO Ltd., 05-2A, Class E1[1,3] 9.868%, due 01/07/18	250,000	258,600
Callidus Debt Partners CDO Fund I Ltd., 5A, Class INC,[3,10] due 11/20/20	200,000	200,000
Commercial Industrial Finance Corp., 06-II3,10 due 03/01/21	250,000	237,500
Credit-Based Asset Servicing and Securitization CBO Ltd., 15A, Class D1,3 8.275%, due 02/16/41	244,154	244,373
De Meer Middle Market CLO Ltd., 06-1A, Class E1,3 9.477%, due 10/20/18	240,000	240,000
FM Leveraged Capital Fund II4,10 due 11/20/20	370,000	358,900
FM Leveraged Capital Fund, 06-2A, Class E1,3 9.137%, due 11/15/20	400,000	400,000
Gresham Street CDO Funding, 03-1X, Class D1,4 8.620%, due 11/07/33	100,000	101,131
GSC Partners CDO Fund Ltd.[3,10] due 11/20/16	270,000	243,000

	Face amount		Value
Cayman Islands — (concluded)
Gulf Stream - Sextant CLO Ltd., 06-1A, Class D1,3 7.102%, due 08/21/20		$170,000	$170,000
Harbourview CLO VI Ltd., 6A, Class D1,3 9.037%, due 12/27/19		370,000	363,599
Herald Ltd.[1,4] 8.861%, due 09/16/45		300,000	300,000
ING Investment Management CLO II Ltd.[3,10] due 08/01/20		300,000	300,000
Ischus CDO Ltd., 06-S1, Class B1L1,3 9.372%, due 04/12/41		752,887	754,769
Lenox CDO Ltd., 05-1A, Class E1[1,3] 8.874%, due 11/14/43		248,065	252,902
Lightpoint CLO Ltd., 06-4A, Class C1,3 7.174%, due 04/15/18		550,000	554,378
Logan CDO Ltd., II-A, Class E1,3 12.868%, due 05/04/51		400,000	400,000
Madison Avenue CDO Ltd., 2X, Class A1,4 5.900%, due 03/24/14		693,677	680,497
Northwoods Capital Ltd., 06-6A, Class C1,3 7.124%, due 03/16/21		400,000	403,800
Northwoods Capital Ltd., 06-7A, Class D1,3 6.990%, due 10/22/21		100,000	100,000
Octans CDO Ltd., 06-2A, Class D1,3 8.679%, due 11/12/51		310,000	310,000
Race Point CLO, 06-3, Class E1,3 9.624%, due 04/15/20		500,000	500,000
Rockwall CDO Ltd., 06-1A, Class B1L1,3 7.621%, due 08/01/21		500,000	500,000
Stanfield Veyron CLO Ltd., 06-1A, Class D1,3 7.238%, due 07/15/18		200,000	200,000
Trimaran CLO Ltd., 06-2A, Class B2L1,3 9.236%, due 11/01/18		410,000	413,280
Trimaran CLO Ltd., 06-2A, Class C1[4,10] due 11/01/18		280,000	280,000
			11,991,511
Ireland — 0.92%
Adagio CLO BV, III-A, Class SUB[3,10] due 09/15/22	EUR	390,000	514,820
Adagio CLO BV, III-A, Class E1,3 7.213%, due 09/15/22		270,000	356,413

UBS Absolute Return Bond Fund—Schedule of investments

December 31, 2006 (unaudited)

	Face amount		Value
Bonds — (continued)
International bonds — (continued)
Ireland — (concluded)
Avoca CLO BV, VI-A, Class M3,10 due 01/16/23	EUR	250,000	$330,013
Cairn Mezzanine ABS CDO PLC, 06-1[3,10] due 12/09/46		$580,000	539,400
Cairn Mezzanine ABS CDO PLC, 06-1A, Class 7[1,3] 11.353%, due 12/09/46		248,125	240,681
Eirles One Ltd.[1,4] 7.037%, due 10/07/15	EUR	1,200,000	1,504,857
MARC CDO PLC, 1A, Class E1,3 12.360%, due 03/13/53		$350,000	350,000
Menton CDO PLC, IIA, Class E1,3 12.376%, due 10/24/53		250,000	250,000
Menton CDO PLC, III-A, Class E1,3 12.525%, due 11/28/56		550,000	550,000
PSION Synthetic CDO PLC, I-A, Class E1,3 10.615%, due 12/21/15		330,000	330,000
			4,966,184
Luxembourg — 0.12%
Ashwell Rated S.A.[3,10] due 12/22/66	EUR	200,000	219,260
GSC European CDO S.A., II-2A, Class SUB[3,10] due 07/15/20		320,000	409,744
			629,004
Netherlands — 0.69%
Cadogan Square CLO, 3A, Class E4,10 due 01/17/23	EUR	280,000	357,971
Cadogan Square CLO BV, 2A, Class E1,4 7.323%, due 08/12/22		300,000	396,015
Grosvenor Place CLO BV, II-A Class SUB[3,10] due 03/28/23		530,000	692,630
Harbourmaster CLO Ltd.[3,10] due 10/15/22		150,000	198,007
Harbourmaster CLO Ltd.[1,3] 7.613%, due 10/15/22		300,000	396,015
Harbourmaster CLO Ltd., 7A, Class C3,10 due 09/22/22		300,000	396,015
Highlander Euro CDO, 06-2CA, Class E3,10 due 12/14/22		250,000	328,363
Highlander Euro CDO, 06-2CA, Class F1[3,10] due 12/14/22		450,000	582,142
Queen Street CLO, 06-1A, Class F4,10 due 04/15/23		320,000	422,416
			3,769,574
Total international collateralized debt obligations (cost $20,879,629)			21,356,273

	Face amount		Value
International commerical mortgage-backed securities — 0.23%
United Kingdom — 0.23%
Arkle Master Issuer PLC, 06-2A, Class C2 144A2 5.732%, due 02/17/52		$1,000,000	$1,000,000
Granite Master Issuer PLC, 05-1, Class A5[2] 3.789%, due 12/20/54	EUR	190,000	250,820
Total commerical mortgage-backed securities (cost $1,245,232)			1,250,820
International mortgage-backed securities — 0.15%
Netherlands —0.13%
Delphinus BV, 00-1, Class B2 6.250%, due 06/26/32	EUR	500,000	697,993
United Kingdom — 0.02%
Whinstone Capital Management Ltd., 1X, Class B2[1] 4.426%, due 10/25/45	EUR	93,235	123,690
Total international mortgage-backed securities (cost $768,449)			821,683
Foreign government bonds — 6.01%
Argentina — 2.50%
Argentina Bocon[1] 0.000%, due 03/15/14	ARS	1,310,000	531,058
Republic of Argentina[1] 5.590%, due 08/03/12		$9,100,000	6,599,775
5.830%, due 12/31/33, DISC	ARS	13,400,000	6,428,828
			13,559,661
Canada — 0.36%
Quebec Province 6.125%, due 01/22/11		$1,880,000	1,952,286
Germany — 1.11%
Deutsche Bundesrepublik 4.000%, due 01/04/37	EUR	4,610,000	5,998,409
Japan — 0.94%
Government of Japan 5.250%, due 03/23/16		$5,100,000	5,111,760
Russia — 0.88%
Russian Federation[1] 5.000%, due 03/31/30		4,200,000	4,746,000
Turkey — 0.22%
Republic of Turkey 7.000%, due 09/26/16		1,172,000	1,189,580
Total foreign government bonds (cost $30,645,636)			32,557,696

UBS Absolute Return Bond Fund—Schedule of investments

December 31, 2006 (unaudited)

	Face amount		Value
Bonds — (concluded)
International bonds — (concluded)
Sovereign/supranational bonds — 1.51%
European Investment Bank 6.250%, due 12/07/08	GBP	3,000,000	$5,953,082
6.250%, due 04/15/14		1,060,000	2,208,059
Total sovereign/supranational bonds (cost $7,817,806)			8,161,141
Total international bonds (cost $195,932,350)			205,005,073
Total bonds (cost $392,714,727)			402,883,618
	Shares
Investment company* — 11.75%
UBS U.S. Securitized Mortgage Relationship Fund (cost $60,096,593)		5,054,559	63,717,773
Short-term investments — 6.40%
Investment company* — 6.18%
UBS U.S. Cash Management Prime Relationship Fund,[8] yield of 5.34%		33,478,506	33,478,506

	Face amount	Value
US government obligation — 0.22%
US Treasury Bills[9,11] 5.04%, due 01/04/07	$1,200,000	$1,199,363
Total short-term investments (cost $34,678,002)		34,677,869
Total investments before investments sold short — 92.48% (cost $487,489,322)		501,279,260
Investment sold short — (4.88)%
US bond — (4.88)%
Mortgage & agency debt security —(4.88)%
Federal National Mortgage Association, TBA 5.00% (proceeds $26,737,232)	(27,425,000)	(26,473,682)
Cash and other assets, less liabilities — 12.40%		67,234,670
Net Assets — 100.00%		$542,040,248

Notes to schedule of investments

Aggregate cost of investments before investment sold short for federal income tax purposes, which was substantially the same for book purposes, was $487,489,322; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$15,038,501
Gross unrealized depreciation	(1,248,563)
Net unrealized appreciation	$13,789,938

1  Floating rate securities — The interest rates shown are the current rates as of December 31, 2006.

2  Step Bonds — coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2006. Maturity date disclosed is the ultimate maturity date.

3  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities which represent $29,266,229 or 5.40% of net assets as of December 31, 2006 are considered illiquid and restricted.

4  Security is illiquid. These securities amounted to $5,796,236 or 1.07% of net assets.

5  All or a portion of these securities have been pledged to cover open short positions.

6  Interest Only Security — This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with the security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount being received and cause the yield to increase.

7  Perpetual bond security. The maturity date reflects the next call date.

8  Interest rate reflects yield at December 31,2006.

9  A portion of this security was pledged to cover margin requirements for futures contracts.

10  This security is the equity tranche of a collateralized debt obligation. The Fund receives periodic payments, which may vary, from the issuers of these securities.

11  Interest rate shown is the discount rate at date of purchase.

144A  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, the value of these securities amounted to $20,956,813 or 3.87% of net assets.

*  Investments in affiliated mutual funds.

ABS  Asset-backed Securities

ARS  Argentina Peso

CBO  Collateralized Bond Obligations

CDO  Collateralized Debt Obligations

CLO  Collateralized Loan Obligations

DISC  Discount Bond

EUR  Euro

GBP  Great Britain Pound

GSAMP  Goldman Sachs Mortgage Securities Corp.

JPY  Japanese Yen

KZT  Kazakhstan Tenge

REIT  Real Estate Investment Trust

TBA  (To Be Announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/-1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement, when the specific mortgage pools are assigned.

UBS Absolute Return Bond Fund—Schedule of investments

December 31, 2006 (unaudited)

Restricted securities

Securities	Acquisition dates	Acquisition cost	Acquisition cost as a percentage of net assets	12/31/06 Market value	12/31/06 Market value as a percentage of net assets
ACA ABS, 06-1 Ltd. due 04/10/47	11/16/06	$480,221	0.09%	$493,800	0.09%
Abacus Ltd., 05-CB1A, Class F, 9.850%, due 05/28/41	04/24/06	252,650	0.05	249,375	0.05
Abacus Ltd., 06-13A, Class M, 9.225%, due 09/28/46	08/09/06	700,000	0.13	700,000	0.13
Acacia CDO, Ltd., 10A, Class SUB due 09/07/46	07/17/06	128,749	0.02	127,708	0.02
Adagio CLO BV, III-A, Class SUB due 09/15/22	07/21/06	495,164	0.09	514,820	0.09
Adagio CLO BV, III-A, Class E, 7.213% due 09/15/22	07/21/06	340,235	0.06	356,413	0.07
Ajax One Ltd., 2A, Class C 7.850%, due 09/08/32	11/08/05	487,550	0.09	475,000	0.09
Aladdin CDO I Ltd., 06-2A, Class 10D, 12.865% due 10/20/16	06/23/06	250,000	0.05	252,500	0.05
Ares VR CLO Ltd., 06-1A, Class D, 7.000%, due 02/24/18	02/16/06	1,144,250	0.21	1,151,035	0.21
Ares X CLO Ltd., 05-1A, Class D2, 7.361% due 09/18/17	09/20/05	498,125	0.09	501,600	0.09
Ashwell Rated S.A. due 12/22/66	10/16/06	205,980	0.03	219,260	0.04
Avenue CLO Fund Ltd., 06-3A, Class B2L, 9.374% due 07/20/18	04/24/06	215,413	0.04	223,498	0.04
Avenue CLO Fund Ltd. due 07/20/18	04/24/06	146,625	0.02	148,500	0.03
Avery Street CLO 06-1A, Class E, 10.370% due 04/05/18	01/31/06	688,100	0.13	721,000	0.13
Avoca CLO BV, VI-A, Class M due 01/16/23	10/19/06	315,688	0.06	330,013	0.06
Black Diamond CLO Ltd, 06-1A due 04/29/19	12/22/06	400,000	0.07	400,000	0.07
Black Diamond CLO Ltd, 06-1A, Class E due 04/29/19	12/22/06	560,000	0.10	560,000	0.10
Black Diamond CLO Ltd., 05-2A, Class D 7.168%, due 01/07/18	09/22/05	300,000	0.06	302,520	0.06
Black Diamond CLO Ltd., 05-2A, Class E1, 9.868% due 01/07/18	09/22/05	250,000	0.05	258,600	0.05
Cairn Mezzanine ABS CDO PLC, 06-1 due 12/09/46	08/11/06	493,641	0.09	539,400	0.10
Cairn Mezzanine ABS CDO PLC, 06-1A, Class 7, 11.353% due 12/09/46	08/01/06	246,884	0.05	240,681	0.04
Callidus Debt Partners CDO Fund I Ltd., 5A, Class INC, due 11/20/20	11/01/06	190,049	0.03	200,000	0.04
Commercial Industrial Finance Corp., 06-II due 03/01/21	11/22/06	237,528	0.04	237,500	0.04
Commercial Industrial Finance Corp., 06-2A, Class B2L 9.370%, due 03/01/21	11/22/06	278,600	0.05	278,600	0.05

UBS Absolute Return Bond Fund—Schedule of investments

December 31, 2006 (unaudited)

Restricted securities — (continued)

Securities	Acquisition dates	Acquisition cost	Acquisition cost as a percentage of net assets	12/31/06 Market value	12/31/06 Market value as a percentage of net assets
Credit-Based Asset Servicing and Securitization CBO Ltd., 15A, Class D, 8.275%, due 02/16/41	01/25/06	$244,154	0.05%	$244,373	0.05%
De Meer Middle Market CLO Ltd. 06-1A, Class E, 9.477% due 10/20/18	08/03/06	240,000	0.04	240,000	0.04
Duke Funding Ltd, 06-11A, Class B1E 5.819%, due 08/08/46	09/19/06	1,073,336	0.20	1,174,844	0.22
FM Leveraged Capital Fund, 06-2A, Class E 9.137%, due 11/15/20	10/31/06	400,000	0.07	400,000	0.07
Fortius Funding Ltd., 06-2A, Class INC 5.374%, due 02/07/42	11/03/06	277,200	0.05	277,200	0.05
GoldenTree Capital Opportunities LP, 06-1A, Class D1, 7.471%, due 02/22/20	01/27/06	600,000	0.11	603,420	0.11
Greywolf CLO. Ltd., 07-1A, Class C 0.00%, due 02/18/21	12/08/06	247,500	0.05	247,500	0.05
Grosvenor Place CLO BV, II-A Class SUB due 03/28/23	12/15/06	686,465	0.13	692,630	0.13
GSC Partners CDO Fund Ltd. due 11/20/16	07/25/06	257,878	0.05	243,000	0.04
GSC European CDO S.A., II-2A, Class SUB due 07/15/20	07/18/06	386,713	0.07	409,744	0.08
Gulf Stream - Sextant CLO Ltd. 06-1A, Class D, 7.102% due 08/21/20	07/26/06	170,000	0.03	170,000	0.03
Harbourmaster CLO Ltd. due 10/15/22	08/03/06	182,694	0.03	198,007	0.03
Harbourmaster CLO Ltd. 7.613%, due 10/15/22	08/03/06	384,180	0.07	396,015	0.07
Harbourmaster CLO Ltd., 7A, Class C due 09/22/22	10/31/06	363,880	0.07	396,015	0.07
Harbourview CLO VI Ltd., 6A, Class D 9.037%, due 11/27/19	10/20/06	363,584	0.07	363,599	0.07
Hereford Street ABS CDO Ltd., 05-1A, Class D, 8.260%, due 01/03/45	11/04/05	696,500	0.13	690,599	0.13
Hewett's Island CDO Ltd., 06-4A, Class C, 6.125%, due 05/09/18	04/11/06	249,360	0.05	250,000	0.05
Hewett's Island CDO Ltd., 06-4A, Class D1, 7.025%, due 05/09/18	04/11/06	247,857	0.05	250,000	0.05
Hewett's Island CDO Ltd., 06-4A, Class E, 9.925%, due 05/09/18	04/11/06	346,364	0.06	350,000	0.06
Highlander Euro CDO, 06-2CA, Class E due 12/14/22	11/28/06	329,608	0.06	328,363	0.06
Highlander Euro CDO, 06-2CA, Class F1 due 12/14/22	11/28/06	576,071	0.11	582,142	0.11
ING Investment Management CLO II Ltd. due 08/01/20	06/30/06	300,000	0.06	300,000	0.06
Ischus CDO Ltd., 06-S1, Class B1L, 9.372%, due 04/12/41	02/21/06	735,362	0.14	754,769	0.14
Lenox CDO Ltd., 05-1A, Class E1 8.874%, due 11/14/43	11/23/05	240,002	0.04	252,902	0.05
Lightpoint CLO Ltd., 06-4A, Class C, 7.174%, due 04/15/18	03/03/06	550,000	0.10	554,378	0.10

UBS Absolute Return Bond Fund—Schedule of investments

December 31, 2006 (unaudited)

Restricted securities — (concluded)

Securities	Acquisition dates	Acquisition cost	Acquisition cost as a percentage of net assets	12/31/06 Market value	12/31/06 Market value as a percentage of net assets
Logan CDO Ltd., II-A, Class E, 12.868%, due 05/04/51	04/11/06	$398,000	0.07%	$400,000	0.07%
Longshore CDO Funding Ltd., 06-1A, Class D, 8.270%, due 05/03/46	01/10/06	367,913	0.07	370,052	0.07
MARC CDO PLC, 1A, Class E, 12.360%, due 03/13/53	11/30/05	349,125	0.06	350,000	0.06
MC Funding Ltd, 06-1, due 12/20/20	12/08/06	482,876	0.09	482,876	0.09
MC Funding Ltd., 06-1A, Class E 9.120%, due 12/20/20	12/08/06	640,000	0.12	640,000	0.12
Menton CDO PLC, IIA, Class E, 12.376%, due 10/24/53	10/10/05	249,375	0.05	250,000	0.05
Menton CDO PLC, II-A, Class E, 12.525%, due 11/28/56	10/18/06	550,000	0.10	550,000	0.10
Northwoods Capital Ltd., 06-6A, Class C 7.124%, due 03/16/21	02/15/06	397,074	0.07	403,800	0.07
Northwoods Capital Ltd., 06-7A, Class D 6.990%, due 10/22/21	08/22/06	99,640	0.02	100,000	0.02
Octans CDO Ltd., 06-2A, Class D, 8.679%, due 11/12/51	09/20/06	310,000	0.06	310,000	0.06
PSION Synthetic CDO PLC, I-A, Class E, 10.640%, due 12/21/15	12/15/05	316,500	0.06	330,000	0.06
Race Point CLO, 06-3, Class E, 9.624%, due 04/15/20	03/10/06	500,000	0.09	500,000	0.09
Rockwall CDO Ltd., 06-1A, Class B1L, 7.621%, due 08/01/21	04/24/06	496,250	0.09	500,000	0.09
Shasta CLO I Ltd. due 04/20/13	12/20/06	731,500	0.13	731,500	0.13
Spirit CBO, 04-2A, Class D, 6.180%, due 10/27/10	11/16/05	720,957	0.13	731,224	0.13
Stanfield Veyron CLO Ltd., 06-1A, Class D, 7.238%, due 07/15/18	06/13/06	199,300	0.03	200,000	0.04
Taberna Preferred Funding Ltd., 06-7A, Class A3L, REIT 6.818%, due 02/05/37	09/15/06	232,629	0.04	240,000	0.04
Taberna Preferred Funding Ltd., 06-7A, Class B1L, REIT 8.318%, due 02/05/37	09/15/06	303,800	0.06	310,000	0.06
Tricadia CDO Ltd., 05-3A, Class B1L, 8.866%, due 06/25/41	11/01/05	480,515	0.09	488,057	0.09
Tricadia CDO Ltd., 05-4A, Class B1L, 8.603%, due 12/11/40	12/01/05	516,414	0.10	519,009	0.10
Tricadia CDO Ltd., 06-5A, Class F, 11.365%, due 06/19/46	05/09/06	589,472	0.11	595,108	0.11
Trimaran CLO Ltd., 06-2A, Class B2L, 9.236%, due 11/01/18	07/28/06	407,950	0.08	413,280	0.08
		$28,793,450	5.31%	$29,266,229	5.40%

UBS Absolute Return Bond Fund—Schedule of investments

December 31, 2006 (unaudited)

Forward foreign currency contracts

UBS Absolute Return Bond Fund had the following open forward foreign currency contracts as of December 31, 2006:

	Contracts to deliver	In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
Canadian Dollar	23,185,000	USD	20,365,051	03/13/07	$444,667
Czech Koruna	206,220,000	USD	9,886,143	03/13/07	(71,295)
Euro	7,438,079	CZK	206,220,000	03/13/07	108,107
Euro	3,179,801	USD	4,205,000	03/13/07	(5,618)
Euro	117,055,000	USD	156,567,501	03/13/07	1,566,001
Great Britain Pound	41,715,000	USD	82,488,701	03/13/07	789,873
United States Dollar	15,514,434	CHF	18,340,000	03/13/07	(371,738)
United States Dollar	16,092,872	SEK	108,820,000	03/13/07	(130,978)
United States Dollar	10,146,771	SGD	15,555,000	03/13/07	29,811
Net unrealized appreciation on forward foreign currency contracts					$2,358,830

Currency type abbreviations:

CHF  Swiss Franc

CZK  Czech Koruna

SEK  Swedish Krona

SGD  Singapore Dollar

USD  United States Dollar

Futures contracts

UBS Absolute Return Bond Fund had the following open futures contracts as of December 31, 2006:

	Expiration date	Cost/ proceeds	Value	Unrealized appreciation/ (depreciation)
US treasury futures buy contracts:
2 Year US Treasury Notes, 240 contracts	March 2007	$49,152,150	$48,967,500	$(184,650)
US treasury futures sale contracts:
5 Year US Treasury Notes, 1,200 contracts	March 2007	127,139,250	126,075,000	1,064,250
10 Year US Treasury Notes, 520 contracts	March 2007	56,617,112	55,883,750	733,362
US Long Bond, 140 contracts	March 2007	15,932,498	15,601,250	331,248
Interest rate futures sale contracts:
EURO Bund, 310 contracts (EUR)	March 2007	48,564,081	47,481,275	1,082,806
EURO-Bobl, 220 contracts (EUR)	March 2007	32,017,202	31,602,525	414,677
EURO-Schatz, 570 contracts (EUR)	March 2007	78,236,845	77,850,015	386,830
Japanese 10 Year Bond, 25 contracts (JPY)	March 2007	28,182,155	28,160,581	21,574
Long Gilt, 190 contracts (GBP)	March 2007	40,736,440	40,226,522	509,918
Net unrealized appreciation on futures contracts				$4,360,015

The segregated market value of investments pledged to cover margin requirements for the open futures positions at December 31, 2006 was $2,824,462.

Currency type abbreviations:

EUR  Euro

GBP  Great Britain Pound

JPY  Japanese Yen

See accompanying notes to financial statements.

UBS Global Bond Fund

For the six months ended December 31, 2006, Class A shares of UBS Global Bond Fund (the "Fund") returned 2.67% (Class A shares declined 1.97% after the deduction of the maximum sales charge), while Class Y shares returned 2.91%. The Fund's benchmark, the Lehman Brothers Global Aggregate Index (the "Index"), returned 4.26% over the same time period. (Class Y shares have lower expenses than other share classes in the series. Returns for all share classes over various time periods are shown on page 99; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

The Fund's relative performance over the reporting period was hindered by its duration strategy (duration measures sensitivity to changes in interest rates) and, to a lesser extent, by currency positioning.

Defensive posture reflects top-down assessment

The global bond markets surpassed most expectations over the reporting period. After struggling through the first six months of 2006, global bonds staged a rally that led to positive returns during the reporting period. The US Federal Reserve (the "Fed") was a driving force behind this performance. While many central banks continued to tighten monetary policy, the Fed responded to slowing economic data by leaving short-term interest rates unchanged—a significant event after 17 consecutive 0.25% increases dating back to June 2004.

Overall, global bond yields declined and prices rose (bond yields and prices move in opposite directions) during the reporting period. However, after falling sharply in the third quarter of 2006, yields in most major fixed income markets inched up again. The US market was supported more by investor sentiment than by changing economics. In fact, although the Fed held rates steady during the second half of the year, investors began pricing in a rate cut for early 2007. Long-term Treasury yields fell more than their shorter-term counterparts, resulting in an inverted yield curve by period end. As of December 31, 2006, two- and 10-year Treasuries yielded 4.82% and 4.71%, respectively.

Other central banks mapped their own course during the reporting period. The Bank of Canada held rates constant, allowing Canadian bonds to closely track the US market. In Australia, the Reserve Bank increased rates twice in an attempt to control wage pressures and restrain the housing market. Australian government bonds defied expectations, however, rallying in line with the global market. The European Central Bank also increased rates, reacting to inflationary pressures and continued signs of economic growth. Long-term Eurozone bond yields did rise, but not as much as expected. In Japan, long-term government bond yields moved in a narrow range as investors showed little reaction to the much anticipated end of Bank of Japan's zero-interest-rate policy.

In our opinion, investors are underestimating the resilience of the global economy, and we believe the decline in yields in the third quarter was more than warranted. While the US economy has softened, this is predictable as we move from above-average to more typical growth. Because we believed yields would move up, we maintained a duration strategy lower than the benchmark. This detracted from relative performance in the falling interest rate environment.

Research-driven process guides portfolio construction

The Fund adheres to a disciplined investment process that combines top-down country allocation decisions with bottom-up issue selection. This process draws upon local expertise to identify and assess opportunities by determining the intrinsic value of each security considered for the portfolio. Our security-focused approach proved particularly useful over the reporting period, when all markets were overvalued by our criteria.

We identified a number of what we believed to be attractive opportunities in the securitized sectors, leading to overweights in commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS). Within these areas, the Fund focused on non-benchmark holdings such as hybrid adjustable rate mortgages (ARMs) and non-agency mortgages. (In this case, nonbenchmark holdings reference securities that are not included in the Fund's

UBS Global Bond Fund

benchmark Index, but are still within the Fund's investable universe.) We found fewer undervalued securities in the credit and non-government sectors, where investors have driven yields up beyond what we consider their intrinsic value. While this detracted from results, relative performance was helped by strong issue selection within the corporate sector.

The Fund's currency position detracted from relative performance. The dollar struggled against the euro and other major currencies over the reporting period, losing support after the Fed stopped raising rates in August. In our view, currency offers only limited investment opportunities at this time. Our largest overweight positions were in the Singapore dollar and the Japanese yen. The yen showed continued weakness during the period, as prospects for monetary tightening faded. The Fund was underweight to the Canadian dollar and the British pound, and overweight the Swedish krona and Swiss franc versus the euro.

Still forecasting a soft landing

The sharp recovery in the global bond market in the third quarter of 2006 gradually ran out of steam, with benchmark yields in nearly every major market ending the period near or slightly higher than where they started three months earlier. This change reflects our belief that macroeconomic conditions are benign, if not positive. Going forward, we still expect to see a soft economic landing, with global economic growth slowing to its historical averages. Given this forecast and perceived market overvaluations, we intend to maintain the Fund's defensive posture, focusing on high-quality opportunities across countries and sectors.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2006. The views and opinions in the letter were current as of January 17, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent.

We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/globalam-us.

UBS Global Bond Fund

Average annual total return (unaudited)

	6 months ended 12/31/06	1 year ended 12/31/06	5 years ended 12/31/06	10 years ended 12/31/06	Inception* to 12/31/06
UBS Global Bond Fund Class A	2.67%	5.28%	8.10%	N/A	7.07%
UBS Global Bond Fund Class B	2.28	4.47	7.34	N/A	6.95
UBS Global Bond Fund Class C	2.52	4.87	N/A	N/A	5.98
UBS Global Bond Fund Class Y	2.91	5.59	8.39	4.79%	5.70
UBS Global Bond Fund Class A**	-1.97	0.58	7.10	N/A	6.13
UBS Global Bond Fund Class B**	-2.72	-0.53	7.03	N/A	6.80
UBS Global Bond Fund Class C**	1.77	4.12	N/A	N/A	5.98
Lehman Brothers Global Aggregate Index***	4.26	6.64	7.85	5.52	6.16

*  Inception date of UBS Global Bond Fund Class A shares is 11/05/01. Inception dates of Class B and Class C shares are 11/26/01 and 07/02/02, respectively. Inception date of Class Y shares and the Index is 07/31/93.

**  Returns include sales charges.

***  The Lehman Brothers Global Aggregate Index is a broad-based, market capitalization weighted index which measures the broad global market for US and non US corporate, government, governmental agency, supranational, mortgage-backed and asset backed fixed income securities.

The Y share class is our lowest fee share class. Our other share classes include higher fees and loads, which may result in lower performance than Class Y.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com/globalam-us.

UBS Global Bond Fund

Top ten fixed income holdings (unaudited)a

As of December 31, 2006

Percentage of net assets
US Treasury Note 4.250%, due 11/30/07	7.3%
Government of Japan CPI Linked Bond 0.500%, due 12/10/14	6.7
French Treasury Note 3.500%, due 07/12/09	5.2
Government of Japan 1.900%, due 06/20/25	3.4
Government of Belgium 5.750%, due 03/28/08	3.2
Deutsche Bundesrepublik 6.250%, due 01/04/24	3.1
Government of Sweden 5.000%, due 01/28/09	2.5
Council of Europe Development Bank 5.625%, due 12/14/15	2.4
UK Gilts 4.750%, due 09/07/15	2.3
Government of France 5.500%, due 04/25/29	2.3
Total	38.4%

a  Figures represent the direct investments of the UBS Global Bond Fund. Figures could be different if a breakdown of the underlying investment companies were included.

UBS Global Bond Fund

Industry diversification (unaudited)a

As a percentage of net assets as of December 31, 2006

Bonds US bonds US corporate bonds
Auto components	0.05%
Automobiles	0.48
Beverages	0.53
Building products	0.07
Capital markets	0.22
Chemicals	0.32
Commercial banks	1.10
Commercial services & supplies	0.24
Consumer finance	0.88
Containers & packaging	0.33
Diversified financial services	1.70
Diversified telecommunication services	0.78
Food & staples retailing	0.68
Food products	0.19
Hotel, restaurants & leisure	0.23
Independent power producers & energy traders	0.14
Insurance	0.19
Media	0.48
Metals & mining	0.23
Oil & gas	0.12
Paper & forest products	0.04
Textiles, apparel & luxury goods	0.28
Thrifts & mortgage finance	0.84
Tobacco	0.01
Wireless telecommunication services	0.34
Total US corporate bonds	10.47
Asset-backed securities	3.49
Collateralized debt obligations	2.59
Commercial mortgage-backed securities	2.58
Mortgage & agency debt securities	2.66
US government obligations	8.56
Total US bonds	30.35
International bonds International corporate bonds
Capital markets	0.12%
Chemicals	0.18
Commercial banks	5.43
Construction & engineering	0.43
Diversified financial services	0.18
Diversified telecommunication services	1.18
Electric utilities	0.51
Media	0.44
Multi-utilities & unregulated power	0.24
Paper & forest products	0.29
Total international corporate bonds	9.00
International asset-backed securities	0.32
International collateralized debt obligations	1.67
International commercial mortgage-backed security	0.22
International mortgage-backed security	0.25
Foreign government bonds	35.24
Sovereign/supranational bonds	5.13
Total international bonds	51.83
Total bonds	82.18
Investment company
UBS U.S. Securitized Mortgage Relationship Fund	14.16
Short-term investment	2.59
Total investments	98.93
Cash and other assets, less liabilities	1.07
Net assets	100.00%

a  Figures represent the industry breakdown of direct investments of the UBS Global Bond Fund. Figures would be different if a breakdown of the underlying investment companies' industry diversification were included.

UBS Global Bond Fund—Schedule of investments

December 31, 2006 (unaudited)

	Face amount		Value
Bonds — 82.18%
US bonds — 30.35%
US corporate bonds — 10.47%
Ainsworth Lumber Co. Ltd. 7.250%, due 10/01/12		$50,000	$39,375
AK Steel Corp. 7.875%, due 02/15/09		250,000	250,000
American Cellular Corp., Series B 10.000%, due 08/01/11		350,000	370,125
ArvinMeritor, Inc. 8.125%, due 09/15/15		50,000	49,313
Bank One Corp. 7.875%, due 08/01/10		675,000	732,180
Berry Plastics Holding Corp., 144A 8.875%, due 09/15/14		100,000	101,500
Cincinnati Bell, Inc. 7.250%, due 07/15/13		150,000	155,250
Citigroup, Inc. 5.000%, due 09/15/14		400,000	390,559
Comcast Cable Communications, Inc. 6.750%, due 01/30/11		150,000	157,168
Countrywide Home Loans, Inc. 3.250%, due 05/21/08		575,000	558,992
CSC Holdings, Inc., Series B 8.125%, due 08/15/09		150,000	155,437
DaimlerChrysler N.A. Holding Corp. 7.200%, due 09/01/09		500,000	519,166
Deluxe Corp. 5.000%, due 12/15/12		125,000	108,437
Dynegy Holdings, Inc. 8.375%, due 05/01/16		75,000	78,750
Ford Motor Credit Co. 5.800%, due 01/12/09		380,000	373,100
General Electric Capital Corp. 4.375%, due 01/20/10	EUR	505,000	670,599
6.750%, due 03/15/32		$110,000	125,981
General Motors Acceptance Corp. LLC 7.250%, due 03/02/11		200,000	207,987
HSBC Finance Corp. 6.750%, due 05/15/11		350,000	370,419
Jacuzzi Brands, Inc. 9.625%, due 07/01/10		75,000	79,688
JPMorgan Chase Bank NA1 4.375%, due 11/30/21	EUR	350,000	454,512
Kinder Morgan Energy Partners LP 5.800%, due 03/15/35		$140,000	127,223
Kraft Foods, Inc. 5.625%, due 11/01/11		200,000	202,126
Kroger Co. 8.050%, due 02/01/10		350,000	374,484
Landry's Restaurants, Inc., Series B 7.500%, due 12/15/14		250,000	244,375

	Face amount		Value
US corporate bonds — (concluded)
Lehman Brothers Holdings, Inc. 4.750%, due 01/16/14	EUR	215,000	$288,645
Levi Strauss & Co. 12.250%, due 12/15/12		$275,000	305,937
Marsh & McLennan Cos., Inc. 6.250%, due 03/15/12		200,000	203,916
Miller Brewing Co., 144A 5.500%, due 08/15/13		580,000	573,562
Mirant North America LLC 7.375%, due 12/31/13		75,000	76,125
Morgan Stanley 5.300%, due 03/01/13		235,000	234,297
5.750%, due 10/18/16		100,000	101,467
Omnova Solutions, Inc. 11.250%, due 06/01/10		75,000	80,625
Owens-Brockway Glass Container, Inc. 8.250%, due 05/15/13		250,000	258,437
PolyOne Corp. 10.625%, due 05/15/10		250,000	265,000
Sheridan Group, Inc. 10.250%, due 08/15/11		150,000	156,000
Sinclair Broadcast Group, Inc. 8.000%, due 03/15/12		200,000	206,500
SLM Corp. 4.750%, due 03/17/14	EUR	200,000	266,952
Sprint Capital Corp. 8.375%, due 03/15/12		$620,000	689,057
UST, Inc. 6.625%, due 07/15/12		10,000	10,540
Wal-Mart Stores, Inc. 6.875%, due 08/10/09		350,000	364,639
Washington Mutual, Inc. 5.625%, due 01/15/07		350,000	350,021
Total US corporate bonds (cost $11,265,342)			11,328,466
Asset-backed securities — 3.49%
Countrywide Asset-Backed Certificates, 04-SD1, Class A1, 144A1 5.690%, due 06/25/33		6,007	6,032
First Franklin Mortgage Loan Asset Backed Certificates, 05-FFA, Class M3[2] 5.517%, due 03/25/25		500,000	490,542
GSAMP Trust, 06-S1, Class M6[2] 7.000%, due 11/25/35		500,000	498,407
GSAMP Trust, 06-S3, Class A2[2] 5.769%, due 05/25/36		1,000,000	999,686
GSAMP Trust, 06-S5, Class A2[2] 5.658%, due 09/25/36		250,000	250,492

UBS Global Bond Fund—Schedule of investments

December 31, 2006 (unaudited)

	Face amount	Value
Bonds — (continued)
US bonds — (continued)
Asset-backed securities — (concluded)
Metris Master Trust, 05-2, Class C, 144A1 5.900%, due 09/20/11	$500,000	$499,995
Structured Asset Securities Corp., 03-AL2, Class A, 144A 3.357%, due 01/25/31	15,638	14,340
Waverly Community School, 06-1, Class A4[2] 6.166%, due 05/25/36	1,000,000	1,014,150
Total asset-backed securities (cost $3,754,038)		3,773,644
Collateralized debt obligations — 2.59%
Ares VR CLO Ltd., 06-1A, Class D,[1,3] 7.000%, due 02/24/18	240,000	240,216
Brentwood CLO Ltd., 06-1A, Class C,[1,3] 6.966%, due 02/01/22	250,000	250,000
Duke Funding Ltd.,06-11A, Class B1E1,3 5.827%, due 08/08/46	180,000	237,609
Global Leveraged Capital Credit Opportunity Fund, 06-1A, Class C,[1,3] 6.366%, due 10/20/18	250,000	245,500
Greywolf D3 9.370%, due 03/01/21	250,000	250,000
Halcyon Loan Investors CLO, Ltd., 06-1A, Class C,[1,3] 6.820%, due 11/20/20	250,000	250,000
Highland Credit Opportunities CDO Ltd., 06-1A, Class C,[1,3] 6.220%, due 11/01/13	250,000	250,000
Taberna Preferred Funding Ltd., 06-5A, Class A3,[1,3] 6.818%, due 08/05/36	200,000	200,000
Taberna Preferred Funding Ltd., REIT 06-7A, Class A3L,[1,3] 6.818%, due 02/05/37	330,000	330,000
Taberna Preferred Funding Ltd., REIT 06-7A, Class B1L,[1,3] 8.318%, due 02/05/37	200,000	200,000
Tricadia CDO Ltd., 05-4A, Class B1L,[1,3] 8.603%, due 12/11/40	96,113	96,113
Tricadia CDO Ltd., 06-6A, Class B1L,[1,3] 8.618%, due 11/05/41	250,000	250,000
Total collateralized debt obligations (cost $2,753,226)		2,799,438

	Face amount	Value
Commercial mortgage-backed securities — 2.58%
Asset Securitization Corp., 95-MD4, Class A3[1] 7.384%, due 08/13/29	$350,000	$353,916
Asset Securitization Corp., 96-MD6, Class A4[1] 7.307%, due 11/13/29	375,000	380,571
Bear Stearns Commercial Mortgage Securities, 00-WF2, Class A2 7.320%, due 10/15/32	80,000	84,962
Bear Stearns Commercial Mortgage Securities, 05-LXR1, Class G, 144A1 6.300%, due 09/15/18	500,000	500,242
DLJ Commercial Mortgage Corp., 00-CKP1, Class A1B 7.180%, due 11/10/33	273,934	288,907
First Union Commercial Mortgage Securities, Inc., 97-C2, Class A3 6.650%, due 11/18/29	66,187	66,440
Hilton Hotel Pool Trust, 00-HLTA, Class A1, 144A 7.055%, due 10/03/15	253,472	261,911
JPMorgan Commercial Mortgage Finance Corp., 99-C8, Class A2 7.400%, due 07/15/31	76,045	78,751
Mach One Trust Commercial Mortgage-Backed, 04-1A, Class A1, 144A 3.890%, due 05/28/40	170,002	167,923
Morgan Stanley Capital I, 03-T11, Class A4 5.150%, due 06/13/41	155,000	153,893
Morgan Stanley Dean Witter Capital I, 00-LIF2, Class A1 6.960%, due 10/15/33	3,045	3,057
PNC Mortgage Acceptance Corp., 00-C1, Class A2 7.610%, due 02/15/10	332,507	349,138
TIAA Retail Commercial Trust, 01- C1A, Class A2, 144A 6.300%, due 06/19/21	98,056	98,853
Total commercial mortgage-backed securities (cost $2,901,247)		2,788,564
Mortgage & agency debt securities — 2.66%
Federal Home Loan Mortgage Corp. 4.875%, due 02/17/09	105,000	104,720
Federal Home Loan Mortgage Corp., 3205, Class PC REMIC 6.000%, due 09/15/32	250,000	252,649

UBS Global Bond Fund—Schedule of investments

December 31, 2006 (unaudited)

	Face amount		Value
Bonds — (continued)
US bonds — (concluded)
Mortgage & agency debt securities — (concluded)
Federal National Mortgage Association 6.000%, due 05/15/08		$320,000	$323,637
6.625%, due 09/15/09		2,000,000	2,082,486
Government National Mortgage Association 6.500%, due 04/15/31		115,339	118,533
Total mortgage & agency debt securities (cost $2,880,410)			2,882,025
US government obligations — 8.56%
US Treasury Bond 6.250%, due 05/15/30		1,105,000	1,316,331
US Treasury Note 4.250%, due 11/30/07		8,000,000	7,945,000
Total US government obligations (cost $9,197,462)			9,261,331
Total US bonds (cost $32,751,725)			32,833,468
International bonds — 51.83%
International corporate bonds — 9.00%
Canada — 0.29%
Abitibi-Consolidated, Inc. 6.950%, due 04/01/08		$175,000	173,250
8.550%, due 08/01/10		150,000	142,500
			315,750
France — 1.83%
BNP Paribas 5.250%, due 12/17/12	EUR	140,000	194,551
5.625%, due 08/07/08		100,000	135,073
5.750%, due 01/24/22	GBP	80,000	163,356
Compagnie de Financement Foncier 2.375%, due 01/29/09	EUR	550,000	702,715
Credit Lyonnais S.A.[1] 5.000%, due 11/15/12		210,000	278,952
France Telecom S.A. 8.125%, due 01/28/33		140,000	250,500
Veolia Environnement 4.875%, due 05/28/13		190,000	255,166
			1,980,313
Germany — 2.04%
Eurohypo AG 3.750%, due 11/05/08	EUR	550,000	723,018
Kreditanstalt fuer Wiederaufbau 4.750%, due 08/17/07		710,000	941,916
Landwirtschaftliche Rentenbank 6.000%, due 09/15/09	AUD	700,000	546,016
			2,210,950

	Face amount		Value
Iceland — 0.42%
Landsbanki Islands HF, 144A1 6.070%, due 08/25/09		$450,000	$453,333
Luxembourg — 0.95%
Telecom Italia Finance S.A. 6.575%, due 07/30/09	EUR	600,000	831,133
7.750%, due 01/24/33		125,000	196,126
			1,027,259
Netherlands — 0.69%
E.ON International Finance BV 6.375%, due 05/29/12	GBP	100,000	202,572
Montell Finance Co. BV, 144A 8.100%, due 03/15/27		$200,000	190,000
RWE Finance BV 5.500%, due 10/26/07	EUR	265,000	354,139
			746,711
United Kingdom — 2.78%
ABB International Finance Ltd. 4.625%, due 06/06/13	EUR	350,000	461,602
Barclays Bank PLC 4.500%, due 03/04/19[1]		190,000	252,387
5.750%, due 09/14/26	GBP	80,000	167,069
HBOS Treasury Services PLC 4.750%, due 02/06/07	EUR	195,000	257,627
Lloyds TSB Bank PLC 5.875%, due 06/20/14	GBP	210,000	420,344
7.750%, due 06/18/07		35,000	69,166
National Westminster Bank PLC 6.000%, due 01/21/10	EUR	335,000	465,163
6.500%, due 09/07/21	GBP	110,000	239,910
Pearson PLC 6.125%, due 02/01/07	EUR	360,000	476,038
Travelers Insurance Co. Institutional Funding Ltd. 5.750%, due 12/06/11	GBP	100,000	197,142
			3,006,448
Total international corporate bonds (cost $9,278,173)			9,740,764
International asset-backed securities — 0.32%
United Kingdom — 0.32%
Paragon Mortgages PLC, 7A, Class B1A, 144A1 6.124%, due 05/15/43		$100,000	100,131
Permanent Financing PLC, 04, Class 2C1 6.073%, due 06/10/42		250,000	250,839
Total international asset-backed securities (cost $350,000)			350,970

UBS Global Bond Fund—Schedule of investments

December 31, 2006 (unaudited)

	Face amount		Value
Bonds — (continued)
International bonds — (continued)
International collateralized debt obligations — 1.67%
Cayman Islands — 0.77%
Gulf Stream - Sextant CLO Ltd., 06-1A, Class D,[1,3] 7.102%, due 08/21/20		$180,000	$180,000
Northwoods Capital Ltd., 06-7A, Class D,[1,3] 6.990%, due 10/22/21		180,000	180,000
Octans CDO Ltd., 06-2A, Class D,[1,3] 8.679%, due 11/12/51		270,000	270,000
Stanfield Veyron CLO Ltd., 06-1A, Class D,[1,3] 7.238%, due 07/15/18		200,000	200,000
			830,000
Luxembourg — 0.30%
GSC European CDO SA, I-RA, Class D3 1.000%, due 12/15/22	EUR	250,000	330,013
Netherlands — 0.60%
Highlander Euro CD0, 06-2NA, Class D3 5.417%, due 12/14/22	EUR	250,000	329,187
Queen Street CLO, 06-1A, Class A2[1,5] due 04/15/23	EUR	250,000	324,594
			653,781
Total international collateralized debt obligations (cost $1,815,784)			1,813,794
International commercial mortgage-backed security — 0.22%
United Kingdom — 0.22%
Granite Master Issuer PLC, 05-4, Class C4[1] 4.148%, due 12/20/54 (cost $217,333)	EUR	180,000	237,963
International mortgage-backed security — 0.25%
United Kingdom — 0.25%
Whinstone Capital Management Ltd., 1X, Class B2 4.024%, due 10/25/45 (cost $248,202)	EUR	205,118	272,119

	Face amount		Value
Foreign government bonds — 35.24%
Australia — 0.24%
Government of Australia 8.750%, due 08/15/08	AUD	320,000	$262,259
Austria — 1.42%
Republic of Austria 5.000%, due 01/15/08	EUR	1,150,000	1,535,029
Belgium — 3.20%
Government of Belgium 5.750%, due 03/28/08	EUR	2,570,000	3,465,654
Canada — 1.01%
Government of Canada 6.000%, due 06/01/08	CAD	1,240,000	1,091,219
Finland — 0.36%
Government of Finland 5.000%, due 07/04/07	EUR	295,000	391,518
France — 7.51%
French Treasury Note 3.500%, due 07/12/09	EUR	4,335,000	5,668,054
Government of France 5.500%, due 04/25/29		1,555,000	2,457,979
			8,126,033
Germany — 3.92%
Deutsche Bundesrepublik 4.000%, due 01/04/37	EUR	360,000	468,423
5.000%, due 07/04/12		330,000	457,789
6.250%, due 01/04/24		1,985,000	3,312,844
			4,239,056
Japan — 10.08%
Government of Japan 1.900%, due 06/20/25	JPY	445,300,000	3,669,121
Government of Japan CPI Linked Bond 0.500%, due 12/10/14		905,000,000	7,242,890
			10,912,011
Netherlands — 1.48%
Government of Netherlands 5.000%, due 07/15/11	EUR	1,165,000	1,604,632
Sweden — 2.50%
Government of Sweden 5.000%, due 01/28/09	SEK	18,100,000	2,709,468
United Kingdom — 3.52%
UK Gilts 4.750%, due 09/07/15	GBP	1,275,000	2,488,843
4.750%, due 03/07/20		665,000	1,315,539
			3,804,382
Total foreign government bonds (cost $36,977,284)			38,141,261

UBS Global Bond Fund—Schedule of investments

December 31, 2006 (unaudited)

	Face amount		Value
Bonds — (concluded)
International bonds — (concluded)
Sovereign/supranational bonds — 5.13%
Council of Europe Development Bank 5.625%, due 12/14/15	AUD	3,400,000	$2,555,870
European Investment Bank 4.000%, due 01/15/07	EUR	660,000	871,287
5.750%, due 09/15/09	AUD	880,000	683,869
6.250%, due 04/15/14	GBP	690,000	1,437,321
Total sovereign/supranational bonds (cost $5,393,373)			5,548,347
Total international bonds (cost $54,280,149)			56,105,218
Total bonds (cost $87,031,874)			88,938,686

	Shares	Value
Investment company* — 14.16%
UBS U.S. Securitized Mortgage Relationship Fund (cost $14,209,101)	$1,215,763	$15,325,908
Short-term investment — 2.59%
Other* — 2.59%
UBS Supplementary Trust — U.S. Cash Management Prime Fund, yield of 5.35%[4] (cost $2,807,533)	2,807,533	2,807,533
Total investments — 98.93% (cost $104,048,508)		107,072,127
Cash and other assets, less liabilities — 1.07%		1,162,879
Net assets — 100.00%		$108,235,006

Notes to schedule of investments

Aggregate cost for federal income tax purposes, which was substantially the same for book puposes, was $104,048,508; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$3,492,891
Gross unrealized depreciation	(469,272)
Net unrealized appreciation	$3,023,619

1  Floating rate securities — The interest rates shown are the current rates as of December 31, 2006.

2  Step Bonds — Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2006. Maturity date disclosed is the ultimate maturity date.

3  Security exempt from registration under Rule 144A of Securities Act of 1933. These securities which represent $4,288,638 or 3.96% of net assets as of December 31, 2006 are considered illiquid and restricted.

4  Interest rate reflects yield at December 31, 2006.

5  This security is the equity tranche of a collateralized debt obligation. The Fund receives periodic payments, which may vary, from the issuers of these securities.

144A  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, the value of these securities amounted to $2,967,822 or 2.74% of net assets.

*  Investment in affiliated mutual fund.

CDO  Collateralized Debt Obligation

CLO  Collateralized Loan Obligation

CPI  Consumer Price Index

GSAMP  Goldman Sachs Mortgage Securities Corp.

REIT  Real Estate Investment Trust

REMIC  Real Estate Mortgage Investment Conduit

AUD  Australian Dollar

CAD  Canadian Dollar

EUR  Euro

GBP  Great Britain Pound

JPY  Japanese Yen

SEK  Swedish Krona

Restricted securities

Security	Acquisition dates	Acquisition cost	Acquisition cost as a percentage of net assets	Market value	Market value as a percentage of net assets
Ares VR CLO Ltd., 06-1A, Class D, 7.000%, due 02/24/18	02/16/06	$238,800	0.22%	$240,216	0.22%
Brentwood CLO Ltd., 06-1A, Class C, 6.966%, due 02/01/22	12/07/06	249,100	0.23	250,000	0.23
Duke Funding Ltd., 06-11A, Class B1E, 5.827%, due 08/08/46	09/19/06	217,079	0.20	237,609	0.22
Global Leveraged Capital Credit Opportunity Fund, 06-1A, Class C, 6.366%, due 10/20/18	11/28/06	245,500	0.23	245,500	0.23

UBS Global Bond Fund—Schedule of investments

December 31, 2006 (unaudited)

Restricted securities — (concluded)

Security	Acquisition dates	Acquisition cost	Acquisition cost as a percentage of net assets	Market value	Market value as a percentage of net assets
Greywolf D 9.370%, due 03/01/21	12/08/06	$250,000	0.23%	$250,000	0.23%
GSC European CDO SA, I-RA, Class D 1.000%, due 12/15/22	12/01/06	250,000	0.23	330,013	0.31
Gulf Stream - Sextant CLO Ltd., 06-1A, Class D, 7.102%, due 08/21/20	07/26/06	180,000	0.17	180,000	0.17
Halcyon Loan Investors CLO, Ltd., 06-1A, Class C, 6.820%, due 11/20/20	09/27/06	250,000	0.23	250,000	0.23
Highland Credit Opportunities CDO Ltd., 06-1A, Class C, 6.220%, due 11/01/13	09/28/06	250,000	0.23	250,000	0.23
Highlander Euro CD0, 06-2NA, Class D 5.417%, due 12/14/22	11/28/06	249,375	0.23	329,187	0.30
Northwoods Capital Ltd., 06-7A, Class D, 6.990%, due 10/22/21	08/22/06	179,352	0.17	180,000	0.17
Octans CDO Ltd., 06-2A, Class D, 8.679%, due 11/12/51	09/20/06	270,000	0.25	270,000	0.25
Stanfield Veyron CLO Ltd., 06-1A, Class D, 7.238%, due 07/15/18	06/13/06	199,300	0.18	200,000	0.18
Taberna Preferred Funding Ltd., 06-5A, Class A3, 6.818%, due 08/05/36	05/26/06	195,000	0.18	200,000	0.18
Taberna Preferred Funding Ltd., REIT 06-7A, Class A3L 6.818%, due 02/05/37	09/15/06	319,865	0.30	330,000	0.31
Taberna Preferred Funding Ltd., REIT 06-7A, Class B1L 8.318%, due 02/05/37	09/15/06	196,000	0.18	200,000	0.18
Tricadia CDO Ltd., 05-4A, Class B1L, 8.603%, due 12/11/40	12/01/05	95,632	0.08	96,113	0.09
Tricadia CDO Ltd., 06-6A, Class B1L, 8.618%, due 11/05/41	06/15/06	246,250	0.23	250,000	0.23
		$4,081,253	3.77%	$4,288,638	3.96%

Forward foreign currency contracts

UBS Global Bond Fund had the following open forward foreign currency contracts as of December 31, 2006:

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation/ (depreciation)
Australian Dollar	4,560,000	USD	3,478,948	05/18/07	$(106,696)
Canadian Dollar	1,010,000	USD	893,035	05/18/07	23,532
Euro	4,270,000	USD	5,516,434	05/18/07	(151,995)
Great Britain Pound	2,515,000	USD	4,787,353	05/18/07	(137,906)
Japanese Yen	365,900,000	USD	3,169,768	05/18/07	40,800
United States Dollar	3,217,235	CHF	3,935,000	05/18/07	49,998
United States Dollar	430,941	DKK	2,490,000	05/18/07	12,172
United States Dollar	2,108,836	EUR	1,635,000	05/18/07	61,628
United States Dollar	13,317,723	JPY	1,535,600,000	05/18/07	(186,146)
United States Dollar	805,710	SEK	5,650,000	05/18/07	25,796
United States Dollar	932,824	SGD	1,440,000	05/18/07	12,541
United States Dollar	2,484,262	TWD	80,900,000	02/26/07	11,485
Net unrealized depreciation on forward foreign currency contracts					$(344,791)

Currency type abbreviations:

CHF  Swiss Franc

DKK  Danish Krone

EUR  Euro

JPY  Japanese Yen

SEK  Swedish Krona

SGD  Singapore Dollar

TWD  New Taiwan Dollar

USD  United States Dollar

See accompanying notes to financial statements.

UBS High Yield Fund

For the six months ended December 31, 2006, Class A shares of UBS High Yield Fund (the "Fund") returned 5.89% (Class A shares returned 1.19% after the deduction of the maximum sales charge), while Class Y shares returned 6.14%. The Fund's benchmark, the Merrill Lynch US High Yield Cash Pay Constrained Index (the "Index"), returned 7.99% over the same time period. (Class Y shares have lower expenses than other share classes in the series. Returns for all share classes over various time periods are shown on page 109; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

The Fund's relative underperformance was primarily due to our defensive posture, including a shorter-than-Index duration and less exposure to the riskier sectors of the markets.

Strategy guided by market valuations

The US high yield market showed surprising strength during the reporting period. In May of 2006, high yield bonds had taken a sudden downturn. However, solid corporate results, record low default rates and a pause in the Federal Reserve Board's (the "Fed") short-term interest rate hikes sparked a strong rally shortly thereafter. All of the industry sectors in the Index posted positive returns for the six-month reporting period, an indication of the market's strength and breadth. In terms of credit quality, CCC-rated bonds and the distressed sector generated the best returns.

Technical aspects also remained strong in the period, with the market absorbing a considerable amount of new issuance. In the fourth quarter alone, there were 62 new high yield deals worth $122 billion. In addition, we saw an increase in mergers and acquisition activity and leveraged buyouts.

We took an increasingly cautious approach over the period. In our opinion, the market is overvalued and is poised for a slowdown, with a commensurate increase in credit spreads. As a result, we shortened our duration relative to the Index and lowered our exposure to CCC-rated bonds. This defensive stance hurt the Fund's relative performance.

A risk-managed approach to portfolio construction

In constructing the portfolio, we combine industry views with the relative value of companies, diversifying securities by issuer and industry within a risk-managed framework. This approach led us to significantly overweight autos and suppliers, which was the best performing area of the high yield market during the reporting period. The auto sector as a whole benefited from positive investor sentiment toward GMAC's spin-off from General Motors and restructuring news from Ford. The Fund's performance was also helped by strong issue selection in this area.

The Fund's underweight to healthcare also contributed to relative returns. Healthcare was the worst performing industry over the reporting period, with the leveraged buyout of HCA Inc., a corporate operator of hospitals and health systems, causing spreads in the sector to widen.

Positioned for changing market conditions

Current spreads have priced in continued economic growth, low default rates and a Fed short-term interest rate cut in 2007. While all this may be plausible, we consider it an optimistic view. Spreads are near their historic low; we expect to see them increase in 2007, and we believe the portfolio is well positioned for this market change.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2006. The views and opinions in the letter were current as of January 17, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent.

We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/globalam-us.

UBS High Yield Fund

Average annual total return (unaudited)

	6 months ended 12/31/06	1 year ended 12/31/06	5 years ended 12/31/06	Inception* to 12/31/06
UBS High Yield Fund Class A	5.89%	9.87%	8.68%	5.69%
UBS High Yield Fund Class B	5.63	9.20	7.88	8.33
UBS High Yield Fund Class C	5.62	9.32	8.13	8.58
UBS High Yield Fund Class Y	6.14	10.25	8.98	6.27
UBS High Yield Fund Class A**	1.19	4.86	7.69	5.08
UBS High Yield Fund Class B**	0.63	4.20	7.58	8.19
UBS High Yield Fund Class C**	4.87	8.57	8.13	8.58
Merrill Lynch US High Yield Cash Pay Constrained Index***	7.99	10.62	9.89	6.33

*  Inception date of UBS High Yield Fund Class A shares is 12/31/98. Inception date of Class B and Class C shares is 11/07/01. Inception date of Class Y shares and, for purposes of this illustration, the Merrill Lynch US High Yield Cash Pay Constrained Index is 09/30/97.

**  Returns include sales charges.

***  The Merrill Lynch US High Yield Cash Pay Constrained Index is the index of publicly placed non-convertible, coupon-bearing US domestic debt with a term to maturity of at least one year. The index is market weighted, so that larger bond issuers have a greater effect on the index's return. However, the representation of any single bond issue is restricted to a maximum of 2% of the total index.

The Y share class is our lowest fee share class. Our other share classes include higher fees and loads, which may result in lower performance than Class Y.
Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com/globalam-us.

UBS High Yield Fund

Top ten fixed income holdings (unaudited)

As of December 31, 2006

Percentage of net assets
Ford Motor Credit Co. 7.375%, due 10/28/09	2.5%
AK Steel Corp. 7.750%, due 06/15/12	1.5
General Motors Corp. 7.200%, due 01/15/11	1.4
American Cellular Corp., Series B 10.000%, due 08/01/11	1.4
CSC Holdings, Inc., Series B 8.125%, due 08/15/09	1.3
GSC Holdings Corp. 8.000%, due 10/01/12	1.2
Mediacom LLC 9.500%, due 01/15/13	1.2
Wheeling Island Gaming, Inc. 10.125%, due 12/15/09	1.2
Montell Finance Co. BV 8.100%, due 03/15/27	1.1
Ingles Markets, Inc. 8.875%, due 12/01/11	1.1
Total	13.9%

UBS High Yield Fund

Industry diversification (unaudited)

As a percentage of net assets as of December 31, 2006

Bonds US bonds US corporate bonds
Aerospace/defense	1.20%
Apparel/textiles	1.77
Auto loans	2.71
Auto parts & equipment	2.17
Automotive	1.43
Building & construction	0.47
Building materials	3.52
Chemicals	4.10
Computer hardware	0.17
Consumer - products	4.23
Diversified capital goods	0.22
Electric-generation	2.79
Electric-integrated	1.56
Electronics	1.48
Energy - exploration & production	1.75
Food - wholesale	2.97
Food & drug retailers	1.59
Forestry/paper	3.27
Gaming	8.53
Gas distribution	1.70
Health services	3.41
Media - broadcast	3.08
Media-cable	3.12
Media-services	1.76
Metals/mining excluding steel	2.00
Non-food & drug retailers	4.15
Office equipment	1.42
Oil refining & marketing	0.62
Packaging	1.12
Printing & publishing	5.73
Railroads	0.70%
Restaurants	1.96
Software/services	0.59
Steel producers/products	1.49
Support-services	0.68
Telecom - integrated/services	3.85
Telecom - wireless	1.93
Tobacco	1.01
Transportation excluding air/rail	0.71
Total US corporate bonds	86.96
Asset-backed security	0.48
Total US bonds	87.44
International bonds International corporate bonds
Building materials	0.16
Chemicals	2.69
Electronics	0.57
Forestry/paper	2.11
Oil field equipment & services	0.87
Oil refining & marketing	0.47
Printing & publishing	1.01
Telecom - integrated/services	1.10
Total international corporate bonds	8.98
Total bonds	96.42
Equities	0.00 †
Warrants	0.00 †
Short-term investment	2.07
Total investments	98.49
Cash and other assets, less liabilities	1.51
Net assets	100.00%

†  Amount represents less than 0.005%

UBS High Yield Fund—Schedule of investments

December 31, 2006 (unaudited)

	Face amount	Value
Bonds — 96.42%
US bonds — 87.44%
US corporate bonds — 86.96%
AAC Group Holding Corp.[1] 0.000%, due 10/01/12	$1,100,000	$962,500
Activant Solutions, Inc., 144A 9.500%, due 05/01/16	200,000	186,000
Advanstar Communications, Inc. 10.750%, due 08/15/10	750,000	807,187
Affinion Group, Inc. 10.125%, due 10/15/13	650,000	689,000
Ahern Rentals, Inc. 9.250%, due 08/15/13	450,000	469,125
Ainsworth Lumber Co. Ltd. 7.250%, due 10/01/12	1,225,000	964,687
AK Steel Corp. 7.750%, due 06/15/12	1,600,000	1,612,000
American Cellular Corp., Series B 10.000%, due 08/01/11	1,450,000	1,533,375
American Rock Salt Co. LLC 9.500%, due 03/15/14	900,000	927,000
Ameripath, Inc. 10.500%, due 04/01/13	750,000	811,875
AmeriQual Group LLC, 144A 9.500%, due 04/01/12	1,000,000	1,040,000
ArvinMeritor, Inc. 8.125%, due 09/15/15	1,000,000	986,250
Ashtead Capital, Inc. 144A 9.000%, due 08/15/16	250,000	267,500
Atlas Pipeline Partners LP 8.125%, due 12/15/15	900,000	924,750
Baker & Taylor, Inc., 144A 11.500%, due 07/01/13	400,000	410,500
BE Aerospace, Inc., Series B 8.875%, due 05/01/11	375,000	388,125
Berry Plastics Holding Corp., 144A 8.875%, due 09/15/14	400,000	406,000
Brookstone Co., Inc. 12.000%, due 10/15/12	275,000	268,813
Buckeye Technologies, Inc. 8.000%, due 10/15/10	1,050,000	1,050,000
Cadmus Communications Corp. 8.375%, due 06/15/14	1,200,000	1,194,000
Caesars Entertainment, Inc. 8.125%, due 05/15/11	550,000	575,438
Carriage Services, Inc. 7.875%, due 01/15/15	715,000	698,912
Cellu Tissue Holdings, Inc. 9.750%, due 03/15/10	1,050,000	1,036,875
Century Aluminum Co. 7.500%, due 08/15/14	725,000	734,969
Cenveo Corp. 7.875%, due 12/01/13	700,000	672,000
Chattem, Inc. 7.000%, due 03/01/14	250,000	246,250

	Face amount	Value
US corporate bonds — (continued)
Chemtura Corp. 6.875%, due 06/01/16	$450,000	$433,125
Chukchansi Economic Development Authority, 144A 8.000%, due 11/15/13	550,000	571,313
Cincinnati Bell, Inc. 8.375%, due 01/15/14	1,000,000	1,027,500
Circus & Eldorado Joint Venture Corp. 10.125%, due 03/01/12	500,000	525,000
Citizens Communications Co. 9.000%, due 08/15/31	1,025,000	1,112,125
Clarke American Corp. 11.750%, due 12/15/13	500,000	535,000
CMP Susquehanna Corp., 144A 9.875%, due 05/15/14	625,000	621,875
Collins & Aikman Floor Cover, Series B 9.750%, due 02/15/10	400,000	409,000
Comstock Resources, Inc. 6.875%, due 03/01/12	500,000	485,000
Cooper-Standard Automotive, Inc. 8.375%, due 12/15/14	925,000	728,437
CSC Holdings, Inc., Series B 8.125%, due 08/15/09	1,375,000	1,424,844
Da-Lite Screen Co., Inc. 9.500%, due 05/15/11	650,000	676,000
Deluxe Corp. 5.000%, due 12/15/12	1,375,000	1,192,812
Dole Food Co., Inc. 8.875%, due 03/15/11	1,025,000	1,009,625
Dycom Industries, Inc. 8.125%, due 10/15/15	600,000	621,000
Dynegy Holdings, Inc. 8.375%, due 05/01/16	775,000	813,750
Easton-Bell Sports, Inc. 8.375%, due 10/01/12	1,250,000	1,221,875
Energy Partners Ltd. 8.750%, due 08/01/10	250,000	256,875
FastenTech, Inc. 11.500%, due 05/01/11	1,050,000	1,105,125
Ford Motor Credit Co. 7.375%, due 10/28/09	2,700,000	2,705,751
Freescale Semiconductor, Inc., 144A 8.875%, due 12/15/14	875,000	871,719
General Motors Acceptance Corp. LLC 7.250%, due 03/02/11	225,000	233,985
General Motors Corp. 7.200%, due 01/15/11	1,600,000	1,552,000
Georgia Gulf Corp., 144A 9.500%, due 10/15/14	250,000	243,750
Giant Industries, Inc. 11.000%, due 05/15/12	625,000	670,313
Glatfelter 7.125%, due 05/01/16	200,000	201,000

UBS High Yield Fund—Schedule of investments

December 31, 2006 (unaudited)

	Face amount	Value
Bonds — (continued)
US bonds — (continued)
US corporate bonds — (continued)
Gregg Appliances, Inc. 9.000%, due 02/01/13	$875,000	$835,625
GSC Holdings Corp. 8.000%, due 10/01/12	1,275,000	1,332,375
Gulfmark Offshore, Inc. 7.750%, due 07/15/14	750,000	765,000
HCA, Inc., 144A 9.125%, due 11/15/14	250,000	267,188
9.250%, due 11/15/16	250,000	267,813
Hercules, Inc. 6.500%, due 06/30/29	375,000	320,625
Inergy LP/ Inergy Finance Corp. 8.250%, due 03/01/16	875,000	918,750
Ingles Markets, Inc. 8.875%, due 12/01/11	1,175,000	1,224,937
Insight Communications Co., Inc.[1] 12.250%, due 02/15/11	625,000	654,688
Interface, Inc. 10.375%, due 02/01/10	900,000	994,500
Jacobs Entertainment, Inc. 9.750%, due 06/15/14	1,100,000	1,116,500
Jacuzzi Brands, Inc. 9.625%, due 07/01/10	712,000	756,500
Jafra Cosmetics International, Inc. 10.750%, due 05/15/11	414,000	442,463
Kansas City Southern Railway Co. 7.500%, due 06/15/09	750,000	756,562
Landry's Restaurants, Inc., Series B 7.500%, due 12/15/14	900,000	879,750
Levi Strauss & Co. 12.250%, due 12/15/12	1,025,000	1,140,312
LIN Television Corp., Series B 6.500%, due 05/15/13	625,000	595,313
Mediacom LLC 9.500%, due 01/15/13	1,265,000	1,302,950
Midwest Generation LLC 8.750%, due 05/01/34	750,000	813,750
Mirant Americas Generation LLC 9.125%, due 05/01/31	500,000	530,000
Mirant North America LLC 7.375%, due 12/31/13	1,150,000	1,167,250
Momentive Performance Materials, Inc., 144A 9.750%, due 12/01/14	275,000	275,000
MTR Gaming Group, Inc., Series B 9.000%, due 06/01/12	425,000	435,625
9.750%, due 04/01/10	750,000	791,250
Neenah Foundary Co., 144A 9.500%, due 01/01/17	500,000	502,500
Nexstar Finance Holdings LLC[1] 0.000%, due 04/01/13	500,000	448,125
Nexstar Finance, Inc. 7.000%, due 01/15/14	500,000	470,000

	Face amount	Value
US corporate bonds — (continued)
NRG Energy, Inc. 7.375%, due 02/01/16	$750,000	$753,750
7.375%, due 01/15/17	650,000	651,625
Omnova Solutions, Inc. 11.250%, due 06/01/10	875,000	940,625
Owens-Illinois, Inc. 7.800%, due 05/15/18	700,000	697,375
Pantry, Inc. 7.750%, due 02/15/14	975,000	981,094
Pathmark Stores, Inc. 8.750%, due 02/01/12	500,000	500,625
Perry Ellis International, Inc., Series B 8.875%, due 09/15/13	275,000	275,000
Petro Stopping Centers LP 9.000%, due 02/15/12	1,050,000	1,086,750
Pinnacle Foods Group, Inc. 8.250%, due 12/01/13	750,000	767,812
Pokagon Gaming Authority, 144A 10.375%, due 06/15/14	700,000	766,500
PolyOne Corp. 10.625%, due 05/15/10	800,000	848,000
Poster Financial Group, Inc. 8.750%, due 12/01/11	650,000	674,375
Prestige Brands, Inc. 9.250%, due 04/15/12	750,000	765,000
Psychiatric Solutions, Inc. 7.750%, due 07/15/15	750,000	748,125
Qwest Communications International, Inc. 7.250%, due 02/15/11	550,000	562,375
Qwest Corp. 8.875%, due 03/15/12	350,000	389,813
R.H. Donnelley Corp. 8.875%, due 01/15/16	1,000,000	1,050,000
Rafaella Apparel Group, Inc., 144A 11.250%, due 06/15/11	492,000	501,840
Restaurant Co. 10.000%, due 10/01/13	525,000	494,156
Reynolds American, Inc. 7.250%, due 06/01/13	1,050,000	1,091,471
River Rock Entertainment Authority 9.750%, due 11/01/11	950,000	1,007,000
Rockwood Specialties Group, Inc. 10.625%, due 05/15/11	333,000	354,645
Sally Holdings LLC, 144A 9.250%, due 11/15/14	275,000	280,156
San Pasqual Casino, 144A 8.000%, due 09/15/13	750,000	770,625
Sanmina-SCI Corp. 8.125%, due 03/01/16	750,000	725,625
Sbarro, Inc. 11.000%, due 09/15/09	745,000	756,175
Sensata Technologies BV, 144A 8.250%, due 05/01/14	250,000	240,000

UBS High Yield Fund—Schedule of investments

December 31, 2006 (unaudited)

	Face amount	Value
Bonds — (concluded)
US bonds — (concluded)
US corporate bonds — (concluded)
Sequa Corp. 9.000%, due 08/01/09	$850,000	$909,500
Sheridan Group, Inc. 10.250%, due 08/15/11	975,000	1,014,000
Sinclair Broadcast Group, Inc. 8.000%, due 03/15/12	1,175,000	1,213,187
Solo Cup Co. 8.500%, due 02/15/14	125,000	108,125
Stanadyne Corp. 10.000%, due 08/15/14	625,000	642,188
Technical Olympic USA, Inc. 7.500%, due 01/15/15	650,000	507,000
Terra Capital, Inc. 12.875%, due 10/15/08	925,000	1,031,375
Tunica-Biloxi Gaming Authority, 144A 9.000%, due 11/15/15	700,000	724,500
Unisys Corp. 8.000%, due 10/15/12	650,000	642,688
Universal Hospital Services, Inc. 10.125%, due 11/01/11	850,000	907,375
US Concrete, Inc. 8.375%, due 04/01/14	550,000	537,625
Verso Paper Holdings LLC, 144A 9.125%, due 08/01/14	300,000	312,750
Vertis Holdings, Inc., Series B 10.875%, due 06/15/09	550,000	552,750
Wheeling Island Gaming, Inc. 10.125%, due 12/15/09	1,275,000	1,298,906
Whiting Petroleum Corp. 7.250%, due 05/01/12	1,150,000	1,152,875
Wind Acquisition Finance S.A., 144A 10.750%, due 12/01/15	500,000	568,750
Windstream Corp. 8.625%, due 08/01/16	425,000	465,375
Wornick Co. 10.875%, due 07/15/11	450,000	402,750
Xerox Capital Trust I 8.000%, due 02/01/27	850,000	868,062
Xerox Corp. 6.750%, due 02/01/17	650,000	679,250
Total US corporate bonds (cost $92,818,248)		94,336,849
Asset-backed security — 0.48%
GSAMP Trust, 06-S2, Class B2, 144A1 7.000%, due 01/25/36 (cost $607,297)	750,000	525,000
Total US bonds (cost $93,425,545)		94,861,849

	Face amount	Value
International bonds — 8.98%
International corporate bonds — 8.98%
Bermuda — 1.10%
Intelsat Subsidiary Holding Co. Ltd. 8.625%, due 01/15/15	$1,150,000	$1,196,000
Canada — 3.75%
Abitibi-Consolidated, Inc. 6.950%, due 04/01/08	625,000	618,750
8.550%, due 08/01/10	800,000	760,000
MAAX Corp. 9.750%, due 06/15/12	225,000	175,500
Millar Western Forest Products Ltd. 7.750%, due 11/15/13	1,000,000	897,500
OPTI Canada, Inc., 144A 8.250%, due 12/15/14	500,000	513,750
Quebecor World Capital Corp., 144A 8.750%, due 03/15/16	1,150,000	1,101,125
		4,066,625
Cayman Islands — 0.87%
Bluewater Finance Ltd. 10.250%, due 02/15/12	900,000	942,750
France — 1.02%
Rhodia S.A. 10.250%, due 06/01/10	973,000	1,109,220
Netherlands — 1.71%
Montell Finance Co. BV, 144A 8.100%, due 03/15/27	1,300,000	1,235,000
NXP BV/NXP Funding LLC, 144A 7.875%, due 10/15/14	300,000	310,125
9.500%, due 10/15/15	300,000	307,500
		1,852,625
United Kingdom — 0.53%
Ineos Group Holdings PLC, 144A 8.500%, due 02/15/16	600,000	573,000
Total international bonds (cost $9,757,824)		9,740,220
Total bonds (cost $103,183,369)		104,602,069
	Shares
Equities — 0.00%
US equities[2,3,4] — 0.00%
Aerospace & defense — 0.00%
Sabreliner Corp.	8,400	0
Restaurants — 0.00%
American Restaurant Group, Inc.	972	0
Total US equities (cost $153,000)		0

UBS High Yield Fund—Schedule of investments

December 31, 2006 (unaudited)

	Number of warrants	Value
Warrants[2,4] — 0.00%
Dayton Superior Corp., strike @ $0.01, expires 6/15/09[5]	225	$0
Knology, Inc., strike @ $0.10, expires 10/15/07[5]	16,995	0
Pathnet, Inc., strike @ $0.01, expires 04/15/08[3]	6,275	0
Pliant Corp., strike @ $0.01, expires 06/01/10[5]	1	0
Total warrants (cost $10)		0

	Shares	Value
Short-term investment — 2.07%
Other* — 2.07%
UBS Supplementary Trust — U.S. Cash Management Prime Fund, yield of 5.35%[6] (cost $2,250,569)	2,250,569	$2,250,569
Total investments (cost $105,586,948) — 98.49%		106,852,638
Cash and other assets, less liabilities — 1.51%		1,640,758
Net assets — 100.00%		$108,493,396

Notes to schedule of investments

Aggregate cost for federal income tax purposes, which was substantially the same for book purposes, was $105,586,948; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$2,406,851
Gross unrealized depreciation	(1,141,161)
Net unrealized appreciation	$1,265,690

1  Step bonds — coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2006. Maturity date disclosed is the ultimate maturity date.

2  Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At December 31, 2006, the value of these securities amounted to $0 or 0.00% of net assets.

3  Security is illiquid. These securities amounted to $0 or 0.00% of net assets.

4  Non-income producing security.

5  Restricted security exempt from registration under Rule 144A of the securities Act of 1933. These securities which represent 0.00% of net assets at December 31, 2006 are considered illiquid and restricted.

6  Interest rate reflects yield at December 31, 2006.

144A  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, the value of these securities amounted to $14,661,779 or 13.51% of net assets.

GSAMP  Goldman Sachs Mortgage Securities Corp.

*  Investment in affiliated mutual fund.

Restricted securities

Security	Acquisition dates	Acquisition cost	Acquisition cost as a percentage of net assets	12/31/06 Market value	12/31/06 Market value as a percentage of net assets
Dayton Superior Corp., strike @ $0.01, expires 06/15/09	08/07/00	$0	0.00%	$0	0.00%
Knology, Inc., strike @ $0.10, expires 10/15/07	06/08/98	0	0.00	0	0.00
Pliant Corp., strike @ $0.01, expires 06/01/10	10/20/00	0	0.00	0	0.00
		$0	0.00%	$0	0.00%

See accompanying notes to financial statements.

UBS U.S. Bond Fund

For the six months ended December 31, 2006, Class A shares of UBS U.S. Bond Fund (the "Fund") returned 4.22% (Class A shares declined 0.43% after the deduction of the maximum sales charge), while Class Y shares returned 4.46%. The Fund's benchmark, the Lehman Brothers US Aggregate Bond Index (the "Index"), returned 5.09% over the same time period. (Class Y shares have lower expenses than other share classes in the series. Returns for all share classes over various time periods are shown on page 118; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

The Fund's relative underperformance versus the Index was primarily due to our defensive posture in a rising market. In particular, the Fund's shorter-than-Index duration hindered relative returns. (Duration measures sensitivity to changes in interest rates.)

Long-term focus dictates defensive posture

In August, the Federal Reserve Board decided to pause a series of interest rate hikes. Prior to the pause, the Fed had increased rates at its previous 17 meetings, dating back to June 2004. Investors had become increasingly concerned about a slowdown in the housing market and its potential impact on the economy. Following the pause, long- and short-term bond yields fell and prices rose (bond yields and prices move in the opposite direction). The bond market was also buoyed by speculation that the Fed would cut short-term rates in early 2007 to prop up the economy. In all, the Index rose 5.09% for the last six months of 2006, a sharp contrast to the 0.72% decline during the first six months of the year.

In our view, the market's rally was more a function of investor sentiment than a change in economic fundamentals. We continue to believe the economy is in the midst of its "soft landing," slowing from above-average growth to a more historical level. Stops and starts along the way are to be expected. Acting on our convictions, we adhered to a conservative strategy throughout the reporting period, focusing on what we believe are high quality sectors and securities, and reducing the Fund's average duration. Our shorter duration prevented us from fully benefiting when interest rates fell.

Opportunistic buying across market sectors

With yields falling and prices climbing, we found the bond market expensive. In this type of environment, we emphasized security selection over macro- economic trends or industry characteristics. Our in-depth, bottom-up research led us to opportunistic buying across bond market sectors. The result was an underweight to corporate bonds and Treasuries in favor of securitized sectors, including asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS).

The Fund's underweight to corporates detracted somewhat from relative performance, but this negative was lessened by good issue selection. Our research continues to suggest a cautionary stance with respect to the corporate bond market, as we do not believe investors are being sufficiently compensated for risk.

Our overweight to ABS and CMBS benefited relative performance, as did issue selection within those sectors. In our view, these sectors offer a more attractive risk-return profile and greater issue-specific opportunities. Our sector weighting in mortgage-backed securities (MBS) detracted from relative performance.

The Fund remains underweight to high quality government-related sectors, including agencies, supranationals and sovereigns. Within US government issues, we maintained a small allocation to Treasury Inflation Protected Securities (TIPS). Although we do not find TIPS undervalued in absolute terms, we believe they are attractive relative to nominal Treasuries.

We modestly allocated to high yield and emerging markets debt

As we informed you in our last report, the Board of Trustees approved an enhancement to the Fund's management strategy, which allows the Fund to invest up to 20% of its net assets in any combination of high yield securities, emerging markets debt and fixed income securities of foreign issuers. Implementing this enhancement has given the Fund the ability to pursue investment opportunities across a more diverse range of markets and securities, and

UBS U.S. Bond Fund

aligns the Fund's investment strategy more closely with those of its peers.

During the period, we made modest allocations to both high yield and emerging market debt. Although we found both asset classes to be richly priced, we did identify individual security opportunities, and these positions generated positive results for the Fund.

We maintained a long-term focus

The yield curve remained inverted at the end of 2006, with the spread (the difference between yields on securities of the same quality but different maturities) between the 10-year Treasury note and the six-month bill actually widening by four basis points over the quarter. An inverted yield curve, which occurs when short-term interest rates are higher than long-term rates, has historically been a precursor to a recession. However, the curve has moved between very flat and meaningfully inverted for almost all of 2006. We continue to disagree with the bond bulls/economy bears that a recession—and aggressive Fed rate cuts—are right around the corner. While growth has slowed from its above-trend pace of the past several years, we note that most measures of inflation remain above the Fed's stated comfort zone of 1.5%-2.0%, and we see the current fed funds rate level of 5.25% as neutral, rather than restrictive.

While economic data continues to be mixed, the market has interpreted it to indicate signs of weakness. We also observe that credit spreads remain tight, equity markets are healthy and access to credit for consumers and mortgages remains available. We think that predictions of early 2007 Fed easing are significantly premature and, as such, remain meaningfully defensive on duration. We continue to favor securitized issues over corporate issues, focusing on commercial mortgages and asset-backed securities, as well as nonbenchmark holdings such as hybrid adjustable-rate mortgages and non-agency mortgages. (In this case, nonbenchmark holdings reference securities that are not included in the Fund's benchmark Index, but are still within the Fund's investable universe.) Within corporate bonds, we remain defensive (both in market value and spread duration) and selective, focusing on issue-specific, higher-quality, shorter-duration names given the overall narrow level of spreads.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2006. The views and opinions in the letter were current as of January 17, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent.

We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/globalam-us.

UBS U.S. Bond Fund

Average annual total return (unaudited)

	6 months ended 12/31/06	1 year ended 12/31/06	5 years ended 12/31/06	10 years ended 12/31/06	Inception* to 12/31/06
UBS U.S. Bond Fund Class A	4.22%	4.09%	4.47%	N/A	5.69%
UBS U.S. Bond Fund Class B	3.93	3.31	3.71	N/A	3.13
UBS U.S. Bond Fund Class C	4.07	3.58	3.96	N/A	3.37
UBS U.S. Bond Fund Class Y	4.46	4.35	4.75	5.95%	6.05
UBS U.S. Bond Fund Class A**	-0.43	-0.55	3.52	N/A	5.18
UBS U.S. Bond Fund Class B**	-1.07	-1.69	3.36	N/A	2.97
UBS U.S. Bond Fund Class C**	3.32	2.83	3.96	N/A	3.37
Lehman Brothers US Aggregate Bond Index***	5.09	4.33	5.06	6.23	6.29

*  Inception date of UBS U.S. Bond Fund Class A shares is 06/30/97. Inception dates of Class B and Class C shares are 11/06/01 and 11/08/01, respectively. Inception date of Class Y shares and the Index is 08/31/95.

**  Returns include sales charges.

***  The Lehman Brothers US Aggregate Bond Index is an unmanaged index of investment grade fixed rate debt issues, including corporate, government, treasury, mortgage-backed and asset-backed securities with maturities of at least one year.

The Y share class is our lowest fee share class. Our other share classes include higher fees and loads, which may result in lower performance than Class Y.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com/globalam-us.

UBS U.S. Bond Fund

Top ten fixed income holdings (unaudited)a

As of December 31,2006

Percentage of net assets
US Treasury Note 4.875%, due 08/31/08	7.4%
US Treasury Note 4.500%, due 02/15/16	5.6
US Treasury Note 4.875%, due 10/31/08	3.0
US Treasury Bond 6.250%, due 08/15/23	2.7
US Treasury Note 2.000%, due 01/15/16	2.2
US Treasury Note 3.500%, due 05/31/07	1.6
Federal National Mortgage Association 5.500%, due 03/15/11	1.6
Ford Motor Credit Co. 5.800%, due 01/12/09	1.5
US Treasury Inflation Indexed Bonds (TIPS) 2.000%, due 07/15/14	1.4
Federal National Mortgage Association 4.375%, 03/15/13	1.0
Total	28.0%

a  Figures represent the direct investments of the UBS U.S. Bond Fund. Figures could be different if a breakdown of the underlying investment companies were included.

UBS U.S. Bond Fund

Industry diversification (unaudited)a

As a percentage of net assets as of December 31, 2006

Bonds US bonds US corporate bonds
Aerospace & defense	0.06%
Automobiles	0.30
Beverages	0.08
Capital markets	0.72
Chemicals	0.13
Commercial banks	1.24
Commercial services & supplies	0.06
Consumer finance	2.56
Diversified financial services	1.67
Diversified telecommunication services	0.38
Electric utilities	0.26
Food products	0.19
Insurance	0.08
It services	0.09
Media	0.29
Multi-utilities & unregulated power	0.07
Oil & gas	0.36
Personal products	0.09
Pharmaceuticals	0.10
Real estate	0.16
Road & rail	0.26
Thrifts & mortgage finance	0.33
Wireless telecommunication services	0.10
Total US corporate bonds	9.58
Asset-backed securities	1.88%
Collateralized debt obligation	0.58
Commercial mortgage-backed securities	4.16
Mortgage & agency debt securities	27.08
US government obligations	26.64
Total US bonds	69.92
International bonds
Aerospace & defense	0.07
Commercial banks	0.12
Diversified telecommunication services	0.11
Total international bonds	0.30
Total bonds	70.22
Investment companies
UBS Corporate Bond Relationship Fund	3.22
UBS Opportunistic High Yield Relationship Fund	6.24
UBS Opportunistic Emerging Markets Debt Relationship Fund	1.28
UBS U.S. Securitized Mortgage Relationship Fund	16.64
Total investment companies	27.38
Short-term investments	1.46
Options purchased	0.26
Total investments	99.32
Cash and other assets, less liabilities	0.68
Net assets	100.00%

a  Figures represent the industry breakdown of direct investments of the UBS U.S. Bond Fund. Figures would be different if a breakdown of the underlying investment companies' industry diversification were included.

UBS U.S. Bond Fund—Schedule of investments

December 31, 2006 (unaudited)

	Face amount	Value
Bonds — 70.22%
US bonds — 69.92%
US corporate bonds — 9.58%
American General Finance Corp. 5.375%, due 10/01/12	$180,000	$179,501
AT&T Corp. 8.000%, due 11/15/31	175,000	217,118
AvalonBay Communities, Inc. REIT 7.500%, due 08/01/09	95,000	99,974
Avon Products, Inc. 7.150%, due 11/15/09	150,000	157,031
Bank of America Corp., 144A 5.420%, due 03/15/17	400,000	396,902
Bank One Corp. 7.875%, due 08/01/10	345,000	374,225
BellSouth Corp. 6.550%, due 06/15/34	125,000	128,140
Boeing Capital Corp. 7.375%, due 09/27/10	150,000	160,815
Burlington Northern Santa Fe Corp. 7.082%, due 05/13/29	200,000	226,160
C.S. First Boston USA, Inc. 6.500%, due 01/15/12	180,000	189,167
Capital One Financial Corp. 5.500%, due 06/01/15	170,000	169,883
Citigroup, Inc. 5.625%, due 08/27/12	975,000	989,107
Comcast Cable Communications Holdings, Inc. 6.750%, due 01/30/11	425,000	445,310
Computer Sciences Corp. 3.500%, due 04/15/08	165,000	160,366
Coors Brewing Co. 6.375%, due 05/15/12	135,000	139,700
DaimlerChrysler N.A. Holding Corp. 4.050%, due 06/04/08	530,000	518,678
Devon Financing Corp. ULC 6.875%, due 09/30/11	260,000	274,929
Dominion Resources, Inc. 5.950%, due 06/15/35	130,000	127,807
EOP Operating LP 7.250%, due 06/15/28	165,000	180,822
Erac USA Finance Co., 144A 8.000%, due 01/15/11	200,000	218,103
Ford Motor Credit Co. 5.800%, due 01/12/09	2,695,000	2,646,067
General Electric Capital Corp. 6.000%, due 06/15/12	1,145,000	1,185,271
6.750%, due 03/15/32	140,000	160,339
General Motors Acceptance Corp. LLC 6.875%, due 09/15/11	510,000	523,106
Goldman Sachs Group, Inc. 6.875%, due 01/15/11	500,000	529,285
HSBC Bank USA N.A. 5.625%, due 08/15/35	265,000	255,323

	Face amount	Value
US corporate bonds — (concluded)
HSBC Finance Corp. 6.750%, due 05/15/11	$295,000	$312,210
ICI Wilmington, Inc. 4.375%, due 12/01/08	220,000	215,861
International Lease Finance Corp. 3.500%, due 04/01/09	300,000	288,577
John Deere Capital Corp. 7.000%, due 03/15/12	145,000	155,170
JPMorgan Chase & Co. 6.750%, due 02/01/11	225,000	236,545
Kinder Morgan Energy Partners LP 5.800%, due 03/15/35	145,000	131,767
Kraft Foods, Inc. 5.625%, due 11/01/11	320,000	323,401
Lockheed Martin Corp. 6.150%, due 09/01/36	100,000	105,064
MBNA Corp. 7.500%, due 03/15/12	125,000	136,924
Metlife, Inc. 5.000%, due 11/24/13	145,000	141,881
Morgan Stanley 6.750%, due 04/15/11	680,000	718,741
New Cingular Wireless Services, Inc. 8.750%, due 03/01/31	130,000	168,943
News America, Inc. 6.200%, due 12/15/34	65,000	62,739
PPL Energy Supply LLC 6.400%, due 11/01/11	200,000	207,053
Sprint Capital Corp. 8.750%, due 03/15/32	200,000	240,722
TXU Energy Co. LLC 7.000%, due 03/15/13	130,000	136,027
U.S. Bank N.A. 6.375%, due 08/01/11	240,000	250,534
Valero Energy Corp. 7.500%, due 04/15/32	185,000	211,067
Verizon New York, Inc., Series B 7.375%, due 04/01/32	70,000	72,276
Wachovia Bank N.A. 7.800%, due 08/18/10	345,000	371,100
Washington Mutual, Inc. 5.625%, due 01/15/07	575,000	575,029
Waste Management, Inc. 7.375%, due 08/01/10	100,000	106,371
Wells Fargo Bank N.A. 6.450%, due 02/01/11	480,000	501,272
Wyeth 5.500%, due 03/15/13	170,000	171,100
Xcel Energy, Inc. 7.000%, due 12/01/10	100,000	105,473
Total US corporate bonds (cost $16,461,512)		16,598,976

UBS U.S. Bond Fund—Schedule of investments

December 31, 2006 (unaudited)

	Face amount	Value
Bonds — (continued)
US bonds — (continued)
Asset-backed securities — 1.88%
Conseco Finance Corp., 01-D, Class M2[1] 7.100%, due 11/15/32	$518,774	$507,498
Conseco Finance Securitizations Corp., 00-2, Class A4 8.480%, due 12/01/30	19,608	19,620
Countrywide Asset-Backed Certificates, 03-SD3, Class A1, 144A2 5.770%, due 12/25/32	11,851	11,888
Countrywide Asset-Backed Certificates, 04-SD1, Class A1, 144A2 5.690%, due 06/25/33	87,432	87,806
Green Tree Financial Corp., 94-5, Class A5 8.300%, due 11/15/19	102,603	106,514
Green Tree Financial Corp., 99-3, Class A5 6.160%, due 02/01/31	99,160	99,199
GSAMP Trust, 06-S3, Class A2[2] 5.769%, due 05/25/36	1,450,000	1,449,544
Providian Gateway Master Trust, 04-AA, Class C, 144A1 6.250%, due 03/15/11	190,000	190,297
Providian Gateway Master Trust, 04-AA, Class D, 144A1 7.200%, due 03/15/11	220,000	220,722
Structured Asset Securities Corp., 03-AL2, Class A, 144A 3.357%, due 01/25/31	192,869	176,855
WFS Financial Owner Trust, 03-2, Class B 2.480%, due 12/20/10	392,415	389,421
Total asset-backed securities (cost $3,291,027)		3,259,364
Collateralized debt obligation — 0.58%
Abacus Ltd., 06-10A, Class H,[1,3] 6.850%, due 10/30/45 (cost $1,000,000)	1,000,000	1,010,000
Commercial mortgage-backed securities — 4.16%
Bear Stearns Commercial Mortgage Securities, 00-WF1, Class A2 7.780%, due 02/15/32	1,215,000	1,286,945
Bear Stearns Commercial Mortgage Securities, 00-WF2, Class A2 7.320%, due 10/15/32	200,000	212,404
DLJ Commercial Mortgage Corp., 00-CKP1, Class A1B 7.180%, due 11/10/33	802,910	846,796

	Face amount	Value
Commercial mortgage-backed securities — (concluded)
First Union Commercial Mortgage Securities, Inc., 97-C2, Class A3 6.650%, due 11/18/29	$211,370	$212,180
Host Marriott Pool Trust, 99-HMTA, Class A, 144A 6.980%, due 08/03/15	154,344	157,498
Host Marriott Pool Trust, 99-HMTA, Class C, 144A 7.730%, due 08/03/15	360,000	379,580
Host Marriott Pool Trust, 99-HMTA, Class D, 144A 7.970%, due 08/03/15	220,000	232,832
Host Marriott Pool Trust, 99-HMTA, Class E, 144A 8.070%, due 08/03/15	220,000	233,119
Mach One Trust Commercial Mortgage-Backed, 04-1A, Class A1, 144A 3.890%, due 05/28/40	808,657	798,770
Morgan Stanley Dean Witter Capital I, 00-LIF2, Class A1 6.960%, due 10/15/33	28,546	28,659
PNC Mortgage Acceptance Corp., 00-C1, Class A2 7.610%, due 02/15/10	886,685	931,035
Prudential Mortgage Capital Funding LLC, 01-ROCK, Class A2 6.605%, due 05/10/34	115,000	120,630
Salomon Brothers Mortgage Securities VII, 00-C1, Class A2 7.520%, due 12/18/09	1,250,000	1,314,880
TIAA Retail Commercial Trust, 01- C1A, Class A2, 144A 6.300%, due 06/19/21	445,710	449,333
Total commercial mortgage-backed securities (cost $7,419,353)		7,204,661
Mortgage & agency debt securities — 27.08%
Banc of America Commercial Mortgage, Inc., 02-PB2, Class C 6.349%, due 06/11/35	745,000	779,925
C.S. First Boston Mortgage Securities Corp., 02-10, Class 2A1 7.500%, due 05/25/32	127,056	128,277
C.S. First Boston Mortgage Securities Corp., 03-8, Class 5A1 6.500%, due 04/25/33	158,820	158,987
C.S. First Boston Mortgage Securities Corp., 05-11, Class 1A1 6.500%, due 12/25/35	1,063,020	1,075,311
C.S. First Boston Mortgage Securities Corp., 05-12, Class 1A1 6.500%, due 01/25/36	1,204,858	1,218,918

UBS U.S. Bond Fund—Schedule of investments

December 31, 2006 (unaudited)

	Face amount	Value
Bonds — (continued)
US bonds — (continued)
Mortgage & agency debt securities — (continued)
C.S. First Boston Mortgage Securities Corp., 05-9, Class 3A1 6.000%, due 10/25/35	$1,004,691	$1,004,149
Countrywide Alternative Loan Trust, 04-J8, Class 2A1 7.000%, due 08/25/34	220,501	221,974
Countrywide Home Loan Mortgage Pass Through Trust, 06-HYB1, Class 1A1[1] 5.385%, due 03/20/36	1,085,000	1,081,147
Credit Suisse Mortgage Capital Certificates, 06-2, Class 3A1 6.500%, due 03/25/36	1,254,509	1,270,934
Federal Home Loan Bank 5.000%, due 10/02/09	1,275,000	1,275,550
5.625%, due 06/13/16	815,000	838,784
Federal Home Loan Mortgage Corp. 5.600%, due 10/17/13	1,265,000	1,266,311
5.750%, due 06/27/16	815,000	848,237
Federal Home Loan Mortgage Corp., REMIC, 1595, Class D 7.000%, due 10/15/13	136,077	137,546
Federal Home Loan Mortgage Corp., REMIC, 2148, Class ZA 6.000%, due 04/15/29	567,594	564,053
Federal Home Loan Mortgage Corp., REMIC, 2297, Class NB 6.000%, due 03/15/16	406,515	411,796
Federal Home Loan Mortgage Corp., REMIC, 2426, Class GH 6.000%, due 08/15/30	214,253	214,675
Federal Home Loan Mortgage Corp., REMIC, 2532, Class PD 5.500%, due 06/15/26	283,708	283,269
Federal Home Loan Mortgage Corp., Gold 5.500%, due 01/01/18	404,404	405,091
5.500%, due 04/01/18	350,199	350,642
6.000%, due 12/01/17	300,719	305,139
6.000%, due 01/01/32	1,043,214	1,054,101
6.500%, due 06/01/29	55,200	56,599
6.500%, due 09/01/29	153,263	157,241
6.500%, due 11/01/29	358,043	367,454
6.500%, due 03/01/32	56,099	57,415
6.500%, due 11/01/32	54,699	55,928
7.000%, due 07/01/32	807,457	831,077
Federal National Mortgage Association 3.875%, due 07/15/08	785,000	771,124
4.250%, due 08/15/10	1,450,000	1,417,958
4.375%, due 03/15/13	1,715,000	1,660,101
5.200%, due 11/08/10	1,555,000	1,548,051
5.500%, due 03/15/11	2,770,000	2,828,616

	Face amount	Value
Mortgage & agency debt securities — (continued)
5.500%, due 01/01/24	$1,215,456	$1,209,634
5.500%, due 02/01/24	1,119,189	1,113,229
5.500%, due 09/01/24	297,982	296,175
5.500%, due 12/01/17	1,052,865	1,055,378
5.500%, due 03/01/33	1,173,627	1,161,774
5.500%, due 11/01/34	929,932	919,962
6.000%, due 06/01/16	868,725	881,654
6.000%, due 06/01/23	203,743	206,299
6.000%, due 03/01/28	63,291	64,012
6.000%, due 03/01/29	72,022	72,843
6.000%, due 05/01/29	65,323	66,067
6.000%, due 07/01/29	226,662	229,507
6.000%, due 01/01/33	469,334	473,617
6.000%, due 06/01/33	76,539	77,184
6.070%, due 05/12/16	800,000	805,247
6.250%, due 02/01/11	1,370,000	1,427,729
6.500%, due 05/01/28	926,155	950,622
6.500%, due 08/01/29	414,784	425,431
6.500%, due 12/01/29	608,801	625,062
7.000%, due 03/01/31	16,422	16,955
7.000%, due 11/01/31	97,279	100,102
7.000%, due 04/01/32	240,469	247,368
Federal National Mortgage Association Grantor Trust, 00-T6, Class A1 7.500%, due 06/25/30	426,275	441,054
Federal National Mortgage Association Grantor Trust, 01-T5, Class A3[1] 7.500%, due 06/19/30	54,099	56,134
Federal National Mortgage Association Grantor Trust, REMIC, 01-T10, Class A2 7.500%, due 12/25/41	45,036	46,773
Federal National Mortgage Association Whole Loan, 95-W3, Class A 9.000%, due 04/25/25	5,612	6,084
Federal National Mortgage Association Whole Loan, REMIC, 03-W6, Class 6A1 5.826%, due 08/25/42	180,324	184,758
Federal National Mortgage Association Whole Loan, REMIC, 04-W12, Class 1A3 7.000%, due 07/25/44	488,543	505,452
Federal National Mortgage Association Whole Loan, REMIC, 04-W15, Class 1A3 7.000%, due 08/25/44	509,443	528,334
First Horizon Alternative Mortgage Securities, 04-AA3, Class A1[1] 5.312%, due 09/25/34	539,141	539,198
First Horizon Asset Securities, Inc., 04-FL1, Class 1A1[1] 5.620%, due 02/25/35	113,091	113,213

UBS U.S. Bond Fund—Schedule of investments

December 31, 2006 (unaudited)

	Face amount	Value
Bonds — (concluded)
US bonds — (concluded)
Mortgage & agency debt securities — (concluded)
Government National Mortgage Association 5.125%, due 10/20/29[1]	$135,025	$136,972
6.000%, due 12/20/28	77,642	78,724
6.000%, due 05/20/29	358,775	363,710
6.000%, due 07/15/29	244,060	248,027
6.000%, due 08/20/29	265,916	269,573
6.500%, due 10/15/24	293,778	302,016
6.500%, due 08/15/27	1,233	1,269
7.000%, due 07/15/25	6,594	6,817
7.000%, due 07/15/31	64,132	66,277
8.500%, due 12/15/17	152,645	163,144
GSMPS Mortgage Loan Trust, 01-2, Class A, 144A 7.500%, due 06/19/32	124,589	129,388
GSR Mortgage Loan Trust, 05-4F, Class 3A1 6.500%, due 04/25/20	783,652	803,142
Indymac Index Mortgage Loan Trust, 05-AR3, Class B1[1] 5.431%, due 04/25/35	1,421,938	1,428,464
MLCC Mortgage Investors, Inc., 03-D, Class XA1[1,4,5] 1.000%, due 08/25/28	4,262,019	18,480
Morgan Stanley Mortgage Loan Trust, 06-1AR, Class 2A1 6.038%, due 02/25/36	1,324,047	1,340,094
Morgan Stanley Mortgage Loan Trust, 04-4, Class 2A1 6.432%, due 09/25/34	498,319	505,015
Residential Asset Securitization Trust, 04-IP2, Class B1[1] 5.432%, due 12/25/34	1,108,734	1,087,252
Structured Asset Securities Corp., 04-20, Class 4A1 6.000%, due 11/25/34	467,892	468,095
Total mortgage & agency debt securities (cost $47,302,204)		46,909,690
US government obligations — 26.64%
US treasury bonds 4.500%, due 02/15/36	1,360,000	1,293,276
6.250%, due 08/15/23	4,005,000	4,609,819
8.125%, due 08/15/21	435,000	580,555
US Treasury Inflation Indexed Bonds (TIPS) 2.000%, due 07/15/14	2,463,622	2,391,157
US Treasury Notes 2.000%, due 01/15/16	4,028,429	3,889,638
3.500%, due 05/31/07	2,875,000	2,857,368
3.875%, due 02/15/13	150,000	143,560
4.500%, due 02/15/16	9,925,000	9,766,815
4.625%, due 10/31/11	1,460,000	1,454,696
5.125%, due 06/30/11	1,125,000	1,143,984

	Face amount	Value
US government obligations — (concluded)
4.875%, due 08/31/08	$12,880,000	$12,878,995
4.875%, due 10/31/08	5,130,000	5,132,406
Total US government obligations (cost $46,188,564)		46,142,269
Total US bonds (cost $121,662,660)		121,124,960
International bonds — 0.30%
International corporate bonds — 0.30%
Canada — 0.07%
Bombardier, Inc., 144A 6.300%, due 05/01/14	125,000	117,500
Luxembourg — 0.11%
Telecom Italia Capital S.A. 5.250%, due 11/15/13	120,000	114,419
6.375%, due 11/15/33	85,000	80,310
		194,729
United Kingdom — 0.12%
Abbey National PLC 7.950%, due 10/26/29	105,000	132,951
Royal Bank of Scotland Group PLC[6] 9.118%, due 03/31/10	70,000	77,548
		210,499
Total international bonds (cost $533,242)		522,728
Total bonds (cost $122,195,902)		121,647,688
	Shares
Investment companies* — 27.38%
UBS Corporate Bond Relationship Fund	474,765	5,583,663
UBS Opportunistic High Yield Relationship Fund	811,565	10,809,157
UBS Opportunistic Emerging Markets Debt Relationship Fund	200,983	2,209,344
UBS U.S. Securitized Mortgage Relationship Fund	2,287,377	28,834,671
Total investment companies (cost $45,766,256)		47,436,835
Short-term investments — 1.46%
Other* — 1.25%
UBS Supplementary Trust — U.S. Cash Management Prime Fund, yield of 5.35%[8]	2,163,218	2,163,218
	Face amount
US Government Obligation — 0.21%
US Treasury Bills, yield of 5.03%, due 01/04/07[7,9]	$355,000	354,956
Total short-term investments (cost $2,518,071)		2,518,174

UBS U.S. Bond Fund—Schedule of investments

December 31, 2006 (unaudited)

	Number of contracts	Value
Options purchased[10] — 0.26%
Call options — 0.02%
5 Year US Treasury Note Futures, strike @ 105.5, expires March 2007	124	$36,813
Put options — 0.24%
90 Day Euro Futures, Strike @ 94.25, expires June 2007	574	14,350
90 Day Euro Futures, Strike @ 94.75, expires June 2007	574	186,549
90 Day Euro Futures, Strike @ 95.00, expires September 2007	99	66,825
5 Year US Treasury Note Futures, strike @ 105.5, expires March 2007	124	91,063

	Number of contracts	Value
10 Year US Treasury Note Futures, strike @ 107, expires March 2007	108	$52,313
10 Year US Treasury Note Futures, strike @ 106, expires March 2007	41	8,328
Total put options		419,428
Total options purchased (cost $456,418)		456,241
Total investments — 99.32% (cost $170,936,647)		172,058,938
Cash and other assets, less liabilities — 0.68%		1,176,246
Net assets — 100.00%		$173,235,184

Notes to schedule of investments

Aggregate cost for federal income tax purposes, which was substantially the same for book purposes, was $170,936,647; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$2,532,713
Gross unrealized depreciation	(1,410,422)
Net unrealized appreciation	$1,122,291

1  Floating rate securities — The interest rates shown are the current rates as of December 31, 2006.

2  Step Bonds — Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2006. Maturity date disclosed is the ultimate maturity date.

3  Security exempt from registration under Rule 144A of the Securities Act of 1933. This security which represents $1,010,000 or 0.58% of net assets as of December 31, 2006 is considered illiquid and restricted.

4  Interest Only Security — This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.

5  Security is illiquid. This security amounted to $18,480, or 0.01% of net assets.

6  Perpetual bond security — The maturity date reflects the next call date.

7  This security was pledged to cover margin requirements for futures contracts.

8  Interest rate reflects yield at December 31, 2006.

9  Interest rate shown is the discount rate at date of purchase

10  Non-income producing security.

144A  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, the value of these securities amounted to $3,800,593 or 2.19% of net assets.

GSAMP  Goldman Sachs Mortgage Securities Corp.

GSMPS  Goldman Sachs Mortgage Pass through Securities

GSR  Goldman Sachs Residential

MLCC  Merrill Lynch Credit Corporation

REIT  Real Estate Investment Trust

REMIC  Real Estate Mortgage Investment Conduit

TIPS  Treasury inflation protected securities are debt securities whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. Inflation-protected securities include Treasury Inflation Protected Securities ("TIPS"), which are securities issued by the US Treasury. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index ("CPI"). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

*  Investments in affiliated mutual funds.

UBS U.S. Bond Fund—Schedule of investments

December 31, 2006 (unaudited)

Restricted security

	Acquisition date	Acquisition cost	Acquistion cost as a percentage of net assets	12/31/06 Market value	12/31/06 Market value as a percentage of net assets
Abacus Ltd., 06-10A, Class H 6.850%, due 10/30/45	02/23/06	$1,000,000	0.58%	$1,010,000	0.58%

Futures contracts

UBS U.S. Bond Fund had the following open futures contracts as of December 31, 2006:

	Expiration date	Cost	Current value	Unrealized depreciation
US Treasury Notes Futures Buy Contracts:
5 Year US Treasury Notes, 29 contracts	March 2007	$3,048,734	$3,046,813	$(1,921)

The segregated aggregate market value of investments pledged to cover margin requirements for the open futures positions at December 31,2006 was $354,956.

Written options

Put options written

Number of contracts		Value
1,149	90 Day Euro Futures, strike @ 94.50, expires June 2007 (premiums received $78,343)	$(100,538)
99	90 Day Euro Futures, strike @ 94.50, expires September 2007 (premiums received $10,766)	(16,088)
108	US 10 Year Note Futures, strike @ 105, expires March 2007 (premiums received $16,470)	(8,438)
41	US 10 Year Note Futures, strike @ 106, expires March 2007 (premiums received $6,253)	(1,281)
	Total written options (premiums received $111,832)	$(126,345)

See accompanying notes to financial statements.

The UBS Funds

Explanation of expense disclosure (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads); and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2006 to December 31, 2006.

Actual expenses

The first line of each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Please note that the UBS U.S. Equity Alpha Fund commenced operations on September 26, 2006, therefore "Actual" expenses paid during the period reflect activity from September 26, 2006 through December 31, 2006.

Hypothetical example for comparison purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Please note that while the UBS U.S. Equity Alpha Fund commenced operations on September 26, 2006, the "Hypothetical" expenses paid during the period reflect projected activity for the full six month period for purposes of comparability. This projection assumes that annualized expense ratios for all share classes were in effect during the period from July 1, 2006 to December 31, 2006.

The UBS Funds

	Beginning account value July 1, 2006	Ending account value December 31, 2006	Expenses paid during period* 07/01/06 to 12/31/06	Expense ratio during period
UBS Dynamic Alpha Fund
Class A Actual	$1,000.00	$1,049.80	$5.99	1.16%
Hypothetical (5% annual return before expenses)	1,000.00	1,019.36	5.90	1.16%
Class B Actual	1,000.00	1,045.60	10.05	1.95%
Hypothetical (5% annual return before expenses)	1,000.00	1,015.38	9.91	1.95%
Class C Actual	1,000.00	1,045.60	9.95	1.93%
Hypothetical (5% annual return before expenses)	1,000.00	1,015.48	9.80	1.93%
Class Y Actual	1,000.00	1,051.60	4.55	0.88%
Hypothetical (5% annual return before expenses)	1,000.00	1,020.77	4.48	0.88%
UBS Global Allocation Fund
Class A Actual	1,000.00	1,098.10	5.98	1.13%
Hypothetical (5% annual return before expenses)	1,000.00	1,019.51	5.75	1.13%
Class B Actual	1,000.00	1,094.10	10.19	1.93%
Hypothetical (5% annual return before expenses)	1,000.00	1,015.48	9.80	1.93%
Class C Actual	1,000.00	1,093.70	10.08	1.91%
Hypothetical (5% annual return before expenses)	1,000.00	1,015.58	9.70	1.91%
Class Y Actual	1,000.00	1,099.70	4.66	0.88%
Hypothetical (5% annual return before expenses)	1,000.00	1,020.77	4.48	0.88%
UBS Global Equity Fund
Class A Actual	1,000.00	1,128.90	6.71	1.25%
Hypothetical (5% annual return before expenses)	1,000.00	1,018.90	6.36	1.25%
Class B Actual	1,000.00	1,124.60	10.71	2.00%
Hypothetical (5% annual return before expenses)	1,000.00	1,015.12	10.16	2.00%
Class C Actual	1,000.00	1,125.30	10.71	2.00%
Hypothetical (5% annual return before expenses)	1,000.00	1,015.12	10.16	2.00%
Class Y Actual	1,000.00	1,130.40	5.26	0.98%
Hypothetical (5% annual return before expenses)	1,000.00	1,020.27	4.99	0.98%

The UBS Funds

	Beginning account value July 1, 2006	Ending account value December 31, 2006	Expenses paid during period* 07/01/06 to 12/31/06	Expense ratio during period
UBS International Equity Fund
Class A Actual	$1,000.00	$1,147.50	$6.77	1.25%
Hypothetical (5% annual return before expenses)	1,000.00	1,018.90	6.36	1.25%
Class B Actual	1,000.00	1,143.90	10.81	2.00%
Hypothetical (5% annual return before expenses)	1,000.00	1,015.12	10.16	2.00%
Class C Actual	1,000.00	1,143.90	10.81	2.00%
Hypothetical (5% annual return before expenses)	1,000.00	1,015.12	10.16	2.00%
Class Y Actual	1,000.00	1,147.10	5.41	1.00%
Hypothetical (5% annual return before expenses)	1,000.00	1,020.16	5.09	1.00%
UBS U.S. Equity Alpha Fund**
Class A Actual	1,000.00	1,086.10	4.10	1.48%
Hypothetical (5% annual return before expenses)	1,000.00	1,017.74	7.53	1.48%
Class C Actual	1,000.00	1,084.10	6.18	2.23%
Hypothetical (5% annual return before expenses)	1,000.00	1,013.96	1.32	2.23%
Class Y Actual	1,000.00	1,085.70	3.41	1.23%
Hypothetical (5% annual return before expenses)	1,000.00	1,019.00	6.26	1.23%
UBS U.S. Large Cap Equity Fund
Class A Actual	1,000.00	1,126.00	6.38	1.19%
Hypothetical (5% annual return before expenses)	1,000.00	1,019.21	6.06	1.19%
Class B Actual	1,000.00	1,122.10	10.54	1.97%
Hypothetical (5% annual return before expenses)	1,000.00	1,015.27	10.01	1.97%
Class C Actual	1,000.00	1,122.70	10.27	1.92%
Hypothetical (5% annual return before expenses)	1,000.00	1,015.53	9.75	1.92%
Class Y Actual	1,000.00	1,127.90	4.77	0.89%
Hypothetical (5% annual return before expenses)	1,000.00	1,020.72	4.53	0.89%
UBS U.S. Large Cap Growth Fund
Class A Actual	1,000.00	1,123.10	5.62	1.05%
Hypothetical (5% annual return before expenses)	1,000.00	1,019.91	5.35	1.05%
Class B Actual	1,000.00	1,118.50	9.61	1.80%
Hypothetical (5% annual return before expenses)	1,000.00	1,016.13	9.15	1.80%
Class C Actual	1,000.00	1,118.40	9.61	1.80%
Hypothetical (5% annual return before expenses)	1,000.00	1,016.13	9.15	1.80%
Class Y Actual	1,000.00	1,124.00	4.28	0.80%
Hypothetical (5% annual return before expenses)	1,000.00	1,021.17	4.08	0.80%

The UBS Funds

	Beginning account value July 1, 2006	Ending account value December 31, 2006	Expenses paid during period* 07/01/06 to 12/31/06	Expense ratio during period
UBS U.S. Large Cap Value Equity Fund
Class A Actual	$1,000.00	$1,134.10	$5.92	1.10%
Hypothetical (5% annual return before expenses)	1,000.00	1,019.66	5.60	1.10%
Class B Actual	1,000.00	1,130.00	9.93	1.85%
Hypothetical (5% annual return before expenses)	1,000.00	1,015.88	9.40	1.85%
Class C Actual	1,000.00	1,129.80	9.93	1.85%
Hypothetical (5% annual return before expenses)	1,000.00	1,015.88	9.40	1.85%
Class Y Actual	1,000.00	1,136.30	4.58	0.85%
Hypothetical (5% annual return before expenses)	1,000.00	1,020.92	4.33	0.85%
UBS U.S. Mid Cap Growth Equity Fund
Class A Actual	1,000.00	1,040.60	7.46	1.45%
Hypothetical (5% annual return before expenses)	1,000.00	1,017.90	7.38	1.45%
Class C Actual	1,000.00	1,036.50	11.29	2.20%
Hypothetical (5% annual return before expenses)	1,000.00	1,014.12	11.17	2.20%
Class Y Actual	1,000.00	1,041.90	6.18	1.20%
Hypothetical (5% annual return before expenses)	1,000.00	1,019.16	6.11	1.20%
UBS U.S. Small Cap Growth Fund
Class A Actual	1,000.00	1,043.00	6.59	1.28%
Hypothetical (5% annual return before expenses)	1,000.00	1,018.75	6.51	1.28%
Class B Actual	1,000.00	1,038.80	10.43	2.03%
Hypothetical (5% annual return before expenses)	1,000.00	1,014.97	10.31	2.03%
Class C Actual	1,000.00	1,038.80	10.43	2.03%
Hypothetical (5% annual return before expenses)	1,000.00	1,014.97	10.31	2.03%
Class Y Actual	1,000.00	1,044.70	5.31	1.03%
Hypothetical (5% annual return before expenses)	1,000.00	1,020.01	5.24	1.03%
UBS Absolute Return Bond Fund
Class A Actual	1,000.00	1,025.40	4.75	0.93%
Hypothetical (5% annual return before expenses)	1,000.00	1,020.52	4.74	0.93%
Class C Actual	1,000.00	1,023.60	6.68	1.31%
Hypothetical (5% annual return before expenses)	1,000.00	1,018.60	6.67	1.31%
Class Y Actual	1,000.00	1,026.30	3.73	0.73%
Hypothetical (5% annual return before expenses)	1,000.00	1,021.53	3.72	0.73%

The UBS Funds

	Beginning account value July 1, 2006	Ending account value December 31, 2006	Expenses paid during period* 07/01/06 to 12/31/06	Expense ratio during period
UBS Global Bond Fund
Class A Actual	$1,000.00	$1,026.70	$5.87	1.15%
Hypothetical (5% annual return before expenses)	1,000.00	1,019.41	5.85	1.15%
Class B Actual	1,000.00	1,022.80	9.69	1.90%
Hypothetical (5% annual return before expenses)	1,000.00	1,015.63	9.65	1.90%
Class C Actual	1,000.00	1,025.20	8.42	1.65%
Hypothetical (5% annual return before expenses)	1,000.00	1,016.89	8.39	1.65%
Class Y Actual	1,000.00	1,029.10	4.60	0.90%
Hypothetical (5% annual return before expenses)	1,000.00	1,020.67	4.58	0.90%
UBS High Yield Fund
Class A Actual	1,000.00	1,058.90	6.23	1.20%
Hypothetical (5% annual return before expenses)	1,000.00	1,019.16	6.11	1.20%
Class B Actual	1,000.00	1,056.30	10.11	1.95%
Hypothetical (5% annual return before expenses)	1,000.00	1,015.38	9.91	1.95%
Class C Actual	1,000.00	1,056.20	8.81	1.70%
Hypothetical (5% annual return before expenses)	1,000.00	1,016.64	8.64	1.70%
Class Y Actual	1,000.00	1,061.40	4.94	0.95%
Hypothetical (5% annual return before expenses)	1,000.00	1,020.42	4.84	0.95%
UBS U.S. Bond Fund
Class A Actual	1,000.00	1,042.20	4.38	0.85%
Hypothetical (5% annual return before expenses)	1,000.00	1,020.92	4.33	0.85%
Class B Actual	1,000.00	1,039.30	8.22	1.60%
Hypothetical (5% annual return before expenses)	1,000.00	1,017.14	8.13	1.60%
Class C Actual	1,000.00	1,040.70	6.94	1.35%
Hypothetical (5% annual return before expenses)	1,000.00	1,018.40	6.87	1.35%
Class Y Actual	1,000.00	1,044.60	3.09	0.60%
Hypothetical (5% annual return before expenses)	1,000.00	1,022.18	3.06	0.60%

*  Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

**  The Fund commenced operations on September 26, 2006. Expenses are equal to the Fund's annualized net expense ratios, multiplied by 97 divided by 365 (to reflect actual days in the period for the actual example) and multiplied by 184 divided by 365 (to reflect the one-half year period for the hypothetical example).

The UBS Funds—Financial statements

Statements of assets and liabilities

December 31, 2006 (unaudited)

	UBS Dynamic Alpha Fund		UBS Global Allocation Fund*	UBS Global Equity Fund	UBS International Equity Fund**	UBS U.S. Equity Alpha Fund		UBS U.S. Large Cap Equity Fund	UBS U.S. Large Cap Growth Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$834,436,468		$3,357,987,658	$337,131,439	$149,493,021	$172,591,031		$668,933,751	$13,506,026
Affiliated issuers	1,886,608,453		678,034,775	16,852,491	10,604,105	969,989		46,711,067	184,734
Investments of cash collateral received in affiliated issuers from securities loaned, at cost	—		68,742,129	—	7,544,784	—		—	—
Foreign currency, at cost	—		2,561,181	3,780,869	1,720,565	—		—	—
	$2,721,044,921		$4,107,325,743	$357,764,799	$169,362,475	$173,561,020		$715,644,818	$13,690,760
Investments, at value:
Unaffiliated issuers	$937,542,915		$3,732,532,091	$445,140,066	$211,168,955	$181,240,709		$791,866,594	$14,914,033
Affiliated issuers	2,273,182,385		817,205,069	20,355,112	12,108,297	969,989		46,711,067	184,734
Investments of cash collateral in affiliated issuers received from securities loaned, at value	—		68,742,129	—	7,544,784	—		—	—
Foreign currency, at value	—		2,646,094	3,853,538	1,740,181	—		—	—
Cash	13,751,404		887,152	—	6,161	2,539,993		11,983	—
Receivables:
Investment securities sold	5,609,623		25,007,101	873,258	234,157	755,208		2,098,947	487,283
Due from Advisor	—		—	—	—	—		—	28,083
Dividends	975,989		3,056,468	760,904	265,329	241,493		957,056	11,830
Interest	483,275		13,176,426	10,184	60,977	5,607		186,026	779
Fund shares sold	12,914,514		18,451,432	731,168	968,635	2,203,158		23,443,437	31,934
Due from Broker	15,418,300		—	—	—	—		—	—
Variation margin	2,354,991		—	—	—	—		—	—
Cash collateral for futures contracts	228,866,014		20,851,541	—	—	—		—	—
Unrealized appreciation on forward foreign currency contracts	17,264,934		13,229,005	1,742,302	653,141	—		—	—
Unrealized appreciation on swap agreements	22,250,501		—	—	—	—		—	—
Other assets	—		—	—	—	48,786		—	—
Total assets	3,530,614,845		4,715,784,508	473,466,532	234,750,617	188,004,943		865,275,110	15,658,676
Liabilites:
Payables:
Cash collateral from securities loaned	—		68,742,129	—	7,544,784	—		—	—
Investment securities purchased	16,455,356		68,688,754	700,810	—	2,059,389		19,342,266	585,218
Investment advisory and administration fees	2,215,396		2,872,701	265,742	140,015	158,539	***	518,329	—
Distribution and service fees	990,462		1,674,790	94,495	8,391	48,821		33,783	2,902
Fund shares redeemed	6,264,459		8,744,966	1,148,558	252,144	120,470		1,228,764	15
Trustees' fees	5,266		10,662	3,824	3,188	3,623		2,630	2,866
Due to custodian bank	282,303		506,470	93,059	47,945	10,470		66,556	1,736
Variation margin	—		676,768	—	—	—		46,215	—
Due to broker	234,031,066		—	—	—	—		—	—
Options written, at value (premiums received $111,832)	—		—	—	—	—		—	—
Payable for securities sold short	4,657,630	†	—	—	—	31,242,109	††	—	—
Dividends payable for securities sold short	—		—	—	—	44,662		—	—
Accrued expenses	302,346		952,605	250,137	162,671	27,712		108,444	33,602

The UBS Funds—Financial statements

	UBS U.S. Large Cap Value Equity Fund	UBS U.S. Mid Cap Growth Equity Fund		UBS U.S. Small Cap Growth Fund	UBS Absolute Return Bond Fund		UBS Global Bond Fund	UBS High Yield Fund	UBS U.S. Bond Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$106,831,449	$5,040,592		$373,381,965	$393,914,223		$87,031,874	$103,336,379	$123,007,173
Affiliated issuers	1,940,130	63,474		5,014,379	93,575,099		17,016,634	2,250,569	47,929,474
Investments of cash collateral received in affiliated issuers from securities loaned, at cost	—	—		—	—		—	—	—
Foreign currency, at cost	—	—		—	32,746,821		251,975	—	—
	$108,771,579	$5,104,066		$378,396,344	$520,236,143		$104,300,483	$105,586,948	$170,936,647
Investments, at value:
Unaffiliated issuers	$136,585,022	$5,139,529		$440,122,602	$404,082,981		$88,938,686	$104,602,069	$122,458,885
Affiliated issuers	1,940,130	63,474		5,014,379	97,196,279		18,133,441	2,250,569	49,600,053
Investments of cash collateral in affiliated issuers received from securities loaned, at value	—	—		—	—		—	—	—
Foreign currency, at value	—	—		—	32,892,057		250,370	—	—
Cash	—	123		—	—		5,131	97,130	23,161
Receivables:
Investment securities sold	395,355	51,814		448,505	26,775,324		2,595,198	—	2,894,905
Due from Advisor	—	33,450	#	—	—		—	—	—
Dividends	208,230	1,618		174,872	—		—	—	—
Interest	8,840	323		19,514	7,183,656		1,623,116	2,105,914	1,365,325
Fund shares sold	22,145	4,000		616,296	1,902,677		484,453	95,709	756,840
Due from Broker	—	—		—	—		—	—	413
Variation margin	—	—		—	54,203		—	—	—
Cash collateral for futures contracts	—	—		—	1,674,600		—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—		—	2,938,459		237,952	—	—
Unrealized appreciation on swap agreements	—	—		—	124,708		—	—	404,402
Other assets	—	33,344		—	—		—	—	—
Total assets	139,159,722	5,327,675		446,396,168	574,824,944		112,268,347	109,151,391	177,503,984
Liabilites:
Payables:
Cash collateral from securities loaned	—	—		—	—		—	—	—
Investment securities purchased	1,383,960	—		—	3,054,046		3,161,821	—	3,175,590
Investment advisory and administration fees	94,478	—		277,374	284,502		53,091	61,256	60,840
Distribution and service fees	40,011	389		43,002	49,607		4,704	21,148	8,878
Fund shares redeemed	377,024	—		2,806,728	1,795,399		142,163	423,403	223,634
Trustees' fees	2,864	1,441		3,580	3,319		4,394	3,228	3,486
Due to custodian bank	32,235	772		50,734	128,646		14,227	29,868	18,460
Variation margin	—	—		—	—		—	—	1,921
Due to broker	—	—		—	122,647		—	—	—
Options written, at value (premiums received $111,832)	—	—		—	—		—	—	126,345
Payable for securities sold short	—	—		—	26,473,682	†††	—	—	—
Dividends payable for securities sold short	—	—		—	—		—	—	—
Accrued expenses	81,109	51,932		189,759	81,624		70,198	119,092	77,052

See accompanying notes to financial statements.

The UBS Funds—Financial statements

Statements of assets and liabilities (cont'd)

December 31, 2006 (unaudited)

	UBS Dynamic Alpha Fund	UBS Global Allocation Fund*	UBS Global Equity Fund	UBS International Equity Fund**	UBS U.S. Equity Alpha Fund	UBS U.S. Large Cap Equity Fund	UBS U.S. Large Cap Growth Fund
Unrealized depreciation on forward foreign currency contracts	$60,082,209	$18,569,493	$1,964,093	$1,230,095	$—	$—	$—
Unrealized depreciation on swap agreements	10,695,119	—	—	—	—	—	—
Total liabilities	335,981,612	171,439,338	4,520,718	9,389,233	33,715,795	21,346,987	626,339
Net assets	$3,194,633,233	$4,544,345,170	$468,945,814	$225,361,384	$154,289,148	$843,928,123	$15,032,337
Net assets consist of:
Beneficial Interest	$2,947,933,695	$3,992,680,162	$1,116,175,845	$161,799,943	$144,759,017	$714,589,764	$15,949,524
Accumulated undistributed (distributions in excess of) net investment income	(35,365,178)	4,608,485	1,280,568	670,263	(21,897)	499,248	282
Accumulated undistributed net realized gain (loss)	(150,977,883)	42,242,981	(759,885,543)	252,669	1,131,128	5,876,380	(2,325,476)
Net unrealized appreciation	433,042,599	504,813,542	111,374,944	62,638,509	8,420,900	122,962,731	1,408,007
Net assets	$3,194,633,233	$4,544,345,170	$468,945,814	$225,361,384	$154,289,148	$843,928,123	$15,032,337

  *  The market value of securities loaned for UBS Global Allocation Fund as of December 31, 2006 is $215,381,605.

  **  The market value of securities loaned for UBS International Equity Fund as of December 31, 2006 is $7,181,866.

  ***  Includes $45,595 of reimbursement for offering costs paid by Advisor.

  #  Includes $43,545 of reimbursement for offering costs paid by Advisor.

  †  Payable for securities sold short (proceeds $4,702,922)

  ††  Payable for securities sold short (proceeds $31,013,331)

  †††  Payable for securities sold short (poceeds $26,737,232)

The UBS Funds—Financial statements

	UBS U.S. Large Cap Value Equity Fund	UBS U.S. Mid Cap Growth Equity Fund	UBS U.S. Small Cap Growth Fund	UBS Absolute Return Bond Fund	UBS Global Bond Fund	UBS High Yield Fund	UBS U.S. Bond Fund
Unrealized depreciation on forward foreign currency contracts	$—	$—	$—	$579,629	$582,743	$—	$—
Unrealized depreciation on swap agreements	—	—	—	211,595	—	—	572,594
Total liabilities	2,011,681	54,534	3,371,177	32,784,696	4,033,341	657,995	4,268,800
Net assets	$137,148,041	$5,273,141	$443,024,991	$542,040,248	$108,235,006	$108,493,396	$173,235,184
Net assets consist of:
Beneficial Interest	$104,338,419	$5,269,174	$378,999,442	$536,570,436	$107,067,025	$346,887,823	$176,037,249
Accumulated undistributed (distributions in excess of) net investment income	12,256	(19,841)	(1,702,487)	(3,918,501)	(261,955)	97,464	(691,985)
Accumulated undistributed net realized gain (loss)	3,043,792	(75,129)	(1,012,601)	(11,569,443)	(1,290,739)	(239,757,580)	(3,047,746)
Net unrealized appreciation	29,753,574	98,937	66,740,637	20,957,756	2,720,675	1,265,689	937,666
Net assets	$137,148,041	$5,273,141	$443,024,991	$542,040,248	$108,235,006	$108,493,396	$173,235,184

See accompanying notes to financial statements.

The UBS Funds—Financial statements

Statement of assets and liabilities (cont'd)

Net asset value, offering price and redemption value per share:

December 31, 2006 (unaudited)

	UBS Dynamic Alpha Fund	UBS Global Allocation Fund	UBS Global Equity Fund	UBS International Equity Fund	UBS U.S. Equity Alpha Fund(b)	UBS U.S. Large Cap Equity Fund	UBS U.S. Large Cap Growth Fund
Class A:
Net assets	$2,161,949,342	$2,647,567,253	$179,812,808	$26,121,409	$124,517,977	$125,558,779	$7,957,628
Shares outstanding	186,622,080	187,083,430	12,368,678	2,187,477	11,483,768	6,333,826	804,882
Net asset value per share	$11.58	$14.15	$14.54	$11.94	$10.84	$19.82	$9.89
Offering price per share (NAV per share plus maximum sales charge)(a)	$12.25	$14.97	$15.39	$12.63	$11.47	$20.97	$10.47
Class B:
Net assets $31,241,209 $158,068,293 $10,339,823	$686,371		N/A	$987,680	$410,020	$1,407,352
Shares outstanding	2,723,535	11,341,545	725,475	58,064	N/A	50,918	43,005
Net asset value and offering price per share $11.47 $13.94 $14.25	$11.82		N/A	$19.40	$9.53	$10.81
Class C:
Net assets	$605,660,750	$1,167,893,503	$55,116,691	$2,680,419	$29,664,214	$8,786,141	$977,069
Shares outstanding	52,817,920	84,067,639	3,890,229	228,575	2,738,556	452,998	102,440
Net asset value and offering price per share	$11.47	$13.89	$14.17	$11.73	$10.83	$19.40	$9.54
Class Y:
Net assets	$395,781,932	$570,816,121	$223,676,492	$195,873,185	$106,957	$708,595,523	$5,687,620
Shares outstanding	34,029,349	39,760,742	15,104,446	16,311,762	9,877	35,374,871	562,102
Net asset value, offering price and redemption value per share	$11.63	$14.36	$14.81	$12.01	$10.83	$20.03	$10.12

  (a)  For Class A, the maximum sales charge is 5.50%, except for the UBS Global Bond Fund, UBS U.S. Bond Fund, and the UBS High Yield Fund which is 4.50%, and UBS Absolute Return Bond Fund which is 2.50%. Classes B, C and Y have no front-end sales charges. For Class A, the maximum contingent deferred sales charge of 1.00% of the shares' offering price or the net asset value at the time of sales by the shareholder, whichever is less, is charged on sales of shares on original purchases of $1 million or more that were not subject to a front-end sales charge made within one year of the purchase date. For Class B, the maximum contingent deferred sales charge is 5.00%, Class C maximum contingent deferred sales charge is 1.00%, except for UBS Global Bond Fund, UBS U.S. Bond Fund and UBS High Yield Fund which is 0.75%, and UBS Absolute Return Bond Fund which is 0.50%. Classes Y has no contingent deferred sales charges.

  (b)  UBS U.S. Equity Alpha Fund, UBS U.S. Mid Cap Growth Equity Fund and UBS Absolute Return Bond Fund currently do not offer Class B shares.

The UBS Funds—Financial statements

	UBS U.S. Large Cap Value Equity Fund	UBS U.S. Mid Cap Growth Equity Fund(b)	UBS U.S. Small Cap Growth Fund	UBS Absolute Return Bond Fund(b)	UBS Global Bond Fund	UBS High Yield Fund	UBS U.S. Bond Fund
Class A:
Net assets	$112,252,042	$204,581	$150,033,499	$259,864,326	$15,550,267	$53,403,328	$32,718,824
Shares outstanding	10,284,967	20,479	10,305,237	25,642,398	1,612,928	7,604,615	3,118,032
Net asset value per share	$10.91	$9.99	$14.56	$10.13	$9.64	$7.02	$10.49
Offering price per share (NAV per share plus maximum sales charge)(a)	$11.54	$10.57	$15.41	$10.39	$10.09	$7.35	$10.98
Class B:
Net assets $31,241,209 $158,068,293 $10,339,823	N/A	$4,149,952		N/A	$409,040	$2,191,387	$741,156
Shares outstanding	130,217	N/A	296,889	N/A	42,334	311,874	70,569
Net asset value and offering price per share $11.47 $13.94 $14.25	N/A	$13.98		N/A	$9.66	$7.03	$10.50
Class C:
Net assets	$15,746,407	$64,609	$7,765,997	$38,947,366	$1,583,166	$11,968,110	$1,550,637
Shares outstanding	1,467,039	6,505	556,296	3,845,277	164,643	1,703,675	147,976
Net asset value and offering price per share	$10.73	$9.93	$13.96	$10.13	$9.62	$7.02	$10.48
Class Y:
Net assets	$7,742,240	$5,003,951	$281,075,543	$243,228,556	$90,692,533	$40,930,571	$138,224,567
Shares outstanding	706,994	500,609	18,817,439	23,987,160	8,485,593	5,798,783	13,175,613
Net asset value, offering price and redemption value per share	$10.95	$10.00	$14.94	$10.14	$10.69	$7.06	$10.49

See accompanying notes to financial statements.

The UBS Funds—Financial statements

Statements of operations

For the six months ended December 31, 2006 (unaudited)

	UBS Dynamic Alpha Fund	UBS Global Allocation Fund	UBS Global Equity Fund	UBS International Equity Fund	UBS U.S. Equity Alpha Fund*	UBS U.S. Large Cap Equity Fund	UBS U.S. Large Cap Growth Fund
Investment income:
Dividends	$6,331,403	$23,728,475	$4,188,283	$1,815,709	$766,202	$6,472,494	$79,306
Interest and other	4,884,484	21,362,349	18,069	5,405	—	43,918	81
Affiliated interest	2,063,239	4,846,950	52,998	52,274	10,824	753,305	4,561
Securities lending-net	—	272,718	—	59,874	—	—	—
Foreign tax withheld	(659,232)	(528,327)	(138,320)	(121,620)	—	—	—
Total income	$12,619,894	$49,682,165	$4,121,030	$1,811,642	$777,026	$7,269,717	$83,948
Expenses:
Advisory and Administration fees	$12,196,078	$15,960,326	$1,794,963	$866,186	$343,420	$2,778,581	$52,288
Service and Distribution fees:
Class A	2,485,519	3,051,707	221,511	30,820	64,007	131,409	8,756
Class B	158,586	801,851	58,737	3,526	—	5,089	1,938
Class C	2,849,187	5,514,349	281,926	12,764	63,197	37,395	4,547
Tranfer agency fees:
Class A	388,265	552,860	138,266	6,983	12,602	49,399	3,832
Class B	11,568	74,456	20,560	704	—	688	328
Class C	167,498	382,653	57,382	1,028	5,839	3,245	707
Class Y	11,332	109,852	29,433	74,406	14	159,748	4,664
Custodian	293,613	1,106,701	162,256	95,334	10,930	162,662	3,399
Federal and State registration	112,917	65,965	25,841	25,728	2,209	36,808	22,779
Professional services	32,469	42,587	39,228	34,683	19,929	35,242	25,263
Shareholder reports	113,223	304,030	70,066	11,548	10,230	19,986	3,650
Trustees	13,146	18,390	7,518	6,587	3,623	7,848	6,085
Offering costs	—	—	—	—	16,749	—	—
Dividend expense for securities sold short	—	—	—	—	146,219	—	—
Other	73,000	147,236	24,957	14,311	510	23,121	3,619
Total operating expenses	18,906,401	28,132,963	2,932,644	1,184,608	699,478	3,451,221	141,855
Expenses waived by Advisor	—	—	(150,296)	(146,154)	(19,634)	—	(72,578)
Net operating expenses	18,906,401	28,132,963	2,782,348	1,038,454	679,844	3,451,221	69,277
Interest expense	8,050	—	—	8,438	6,246	—	—
Net investment income (loss)	(6,294,557)	21,549,202	1,338,682	764,750	90,936	3,818,496	14,671
Net realized gain (loss) on:
Investments	36,332,505	141,594,041	22,447,867	5,240,050	1,289,188	23,907,989	74,342
Futures contracts	(204,200,038)	(7,159,995)	—	—	—	1,378,269	—
Swap agreements	(1,081,408)	—	—	—	—	—	—
Foreign forward currency transactions	(7,152,053)	(19,581,500)	(1,912,016)	(677,893)	—	—	—
Options written	2,301,270	—	—	—	—	—	—
Net realized gain (loss)	(173,799,724)	114,852,546	20,535,851	4,562,157	1,289,188	25,286,258	74,342
Change in net unrealized appreciation (depreciation) on:
Investments	350,268,649	250,217,707	32,740,764	23,226,217	8,649,678	59,585,231	1,428,528
Futures contracts	28,272,406	(1,196,309)	—	—	—	(276,962)	—
Foreign forward currency contracts	(47,154,488)	3,525,091	(83,557)	(499,772)	—	—	—
Swap agreements	(11,381,212)	—	—	—	—	—	—
Securities sold short	45,291	—	—	—	(228,778)	—	—
Translation of other assets and liabilities denominated in foreign currency	366,059	(170,870)	76,109	2,404	—	—	—
Options written	(851,787)	—	—	—	—	—	—
Change in net unrealized appreciation (depreciation)	319,564,918	252,375,619	32,733,316	22,728,849	8,420,900	59,308,269	1,428,528
Net realized and unrealized gain	145,765,194	367,228,165	53,269,167	27,291,006	9,710,088	84,594,527	1,502,870
Net increase from payment by Advisor	—	—	—	—	—	—	—
Net increase in net assets resulting from operations	$139,470,637	$388,777,367	$54,607,849	$28,055,756	$9,801,024	$88,413,023	$1,517,541

  *  For the period September 26, 2006 (commencement of operations) to December 31, 2006.

The UBS Funds—Financial statements

	UBS U.S. Large Cap Value Equity Fund	UBS U.S. Mid Cap Growth Equity Fund	UBS U.S. Small Cap Growth Fund	UBS Absolute Return Bond Fund	UBS Global Bond Fund	UBS High Yield Fund	UBS U.S. Bond Fund
Investment income:
Dividends	$1,462,851	$12,793	$607,430	$73,540	$—	$973	$—
Interest and other	453	—	4,583	9,362,969	1,855,742	4,593,110	3,292,583
Affiliated interest	43,646	1,212	219,071	1,048,141	139,696	64,317	152,371
Securities lending-net	—	—	—	—	—	—	—
Foreign tax withheld	—	—	—	(15,492)	379	—	—
Total income	$1,506,950	$14,005	$831,084	$10,469,158	$1,995,817	$4,658,400	$3,444,954
Expenses:
Advisory and Administration fees	$519,591	$23,412	$2,040,151	$1,595,362	$381,941	$360,531	$469,215
Service and Distribution fees:
Class A	136,317	229	191,883	181,152	19,697	67,984	42,215
Class B	9,033	—	23,681	—	2,135	11,480	3,939
Class C	78,223	326	39,757	89,996	6,900	46,151	5,754
Tranfer agency fees:
Class A	57,706	400	335,082	64,655	11,915	47,138	15,597
Class B	2,567	—	8,247	—	476	2,134	663
Class C	10,661	436	11,199	10,245	865	10,822	884
Class Y	4,537	4,440	176,746	11,487	32,795	21,650	30,936
Custodian	27,872	1,323	109,984	142,041	34,341	18,504	33,019
Federal and State registration	23,424	24,408	29,006	33,188	24,164	22,693	25,502
Professional services	35,584	28,369	30,803	37,098	32,134	33,429	32,164
Shareholder reports	22,800	4,015	25,786	21,191	11,210	23,281	10,079
Trustees	6,591	6,271	7,547	7,625	5,936	6,529	6,527
Offering costs	—	26,808	—	—	—	—	—
Dividend expense for securities sold short	—	—	—	—	—	—	—
Other	8,425	3,413	23,811	17,726	6,165	7,495	8,146
Total operating expenses	943,331	123,850	3,053,683	2,211,766	570,674	679,821	684,640
Expenses waived by Advisor	(149,698)	(92,915)	(520,112)	—	(67,676)	(46,537)	(142,549)
Net operating expenses	793,633	30,935	2,533,571	2,211,766	502,998	633,284	542,091
Interest expense	—	—	—	—	478	—	—
Net investment income (loss)	713,317	(16,930)	(1,702,487)	8,257,392	1,492,341	4,025,116	2,902,863
Net realized gain (loss) on:
Investments	8,959,018	(45,359)	2,383,033	(236,019)	(68,862)	(1,263,556)	831,112
Futures contracts	—	—	—	(5,777,027)	—	—	(157,503)
Swap agreements	—	—	—	(140,176)	—	—	63,684
Foreign forward currency transactions	—	—	—	(4,333,339)	(695,431)	—	—
Options written	—	—	—	—	—	—	(166,644)
Net realized gain (loss)	8,959,018	(45,359)	2,383,033	(10,486,561)	(764,293)	(1,263,556)	570,649
Change in net unrealized appreciation (depreciation) on:
Investments	7,080,450	271,462	18,592,272	11,710,072	2,158,362	3,395,951	3,596,142
Futures contracts	—	—	—	2,855,062	—	—	(14,878)
Foreign forward currency contracts	—	—	—	811,447	(43,923)	—	—
Swap agreements	—	—	—	(86,887)	—	—	(172,759)
Securities sold short	—	—	—	41,234	—	—	—
Translation of other assets and liabilities denominated in foreign currency	—	—	—	(32,649)	19,179	—	—
Options written	—	—	—	—	—	—	(14,513)
Change in net unrealized appreciation (depreciation)	7,080,450	271,462	18,592,272	15,298,279	2,133,618	3,395,951	3,393,992
Net realized and unrealized gain	16,039,468	226,103	20,975,305	4,811,718	1,369,325	2,132,395	3,964,641
Net increase from payment by Advisor	—	—	—	—	—	—	2,811
Net increase in net assets resulting from operations	$16,752,785	$209,173	$19,272,818	$13,069,110	$2,861,666	$6,157,511	$6,870,315

See accompanying notes to financial statements.

The UBS Funds—Financial statements

Statement of changes in net assets

	UBS Dynamic Alpha Fund		UBS Global Allocation Fund		UBS Global Equity Fund
	Six Months Ended December 31, 2006 (unaudited)	Year Ended June 30, 2006	Six Months Ended December 31, 2006 (unaudited)	Year Ended June 30, 2006	Six Months Ended December 31, 2006 (unaudited)	Year Ended June 30, 2006
Operations:
Net investment income (loss)	$(6,294,557)	$(15,660,466)	$21,549,202	$41,067,168	$1,338,682	$3,604,161
Net realized gain (loss)	(173,799,724)	21,441,994	114,852,546	184,234,464	20,535,851	55,804,923
Change in net unrealized appreciation (depreciation)	319,564,918	100,939,338	252,375,619	81,438,410	32,733,316	(6,400,532)
Net increase from payment by Advisor	—	24,866	—	—	—	—
Net increase in net assets from operations	139,470,637	106,745,732	388,777,367	306,740,042	54,607,849	53,008,552
Dividends and distributions to shareholders by class:
Class A:
Dividends from net investment income and net foreign currency gains	(36,977)	(9,085,869)	(46,009,509)	(19,342,594)	(1,538,105)	(1,096,767)
Distributions from net realized gain	—	—	(138,962,907)	(81,236,181)	—	—
Total Class A dividends and distributions	(36,977)	(9,085,869)	(184,972,416)	(100,578,775)	(1,538,105)	(1,096,767)
Class B:
Dividends from net investment income and net foreign currency gains	—	(88,826)	(1,454,318)	(194,937)	(15,312)	—
Distributions from net realized gain	—	—	(8,537,738)	(7,483,823)	—	—
Total Class B dividends and distributions	—	(88,826)	(9,992,056)	(7,678,760)	(15,312)	—
Class C:
Dividends from net investment income and net foreign currency gains	—	(1,567,093)	(12,514,040)	(3,358,146)	(254,412)	—
Distributions from net realized gain	—	—	(63,009,563)	(43,158,661)	—	—
Total Class C dividends and distributions	—	(1,567,093)	(75,523,603)	(46,516,807)	(254,412)	—
Class Y:
Dividends from net investment income and net foreign currency gains	(9,903)	(1,349,644)	(10,584,281)	(4,969,313)	(2,156,504)	(1,345,824)
Distributions from net realized gain	—	—	(28,466,966)	(17,133,687)	—	—
Total Class Y dividends and distributions	(9,903)	(1,349,644)	(39,051,247)	(22,103,000)	(2,156,504)	(1,345,824)
Decrease in net assets from dividends and distributions	(46,880)	(12,091,432)	(309,539,322)	(176,877,342)	(3,964,333)	(2,442,591)
Beneficial interest transactions:
Shares sold	746,419,872	1,998,280,696	599,773,396	1,296,886,409	43,380,216	170,054,722
Shares issued on reinvestment of dividends and distributions	42,579	11,407,688	296,393,627	168,648,902	3,800,967	2,360,467
Shares redeemed	(312,434,700)	(285,347,554)	(346,726,879)	(717,756,759)	(53,430,218)	(245,313,514)
Redemption fees	43,809	129,393	34,341	86,029	1,585	3,939
Net increase (decrease) in net assets resulting from beneficial interest transactions	434,071,560	1,724,470,223	549,474,485	747,864,581	(6,247,450)	(72,894,386)
Increase (decrease) in net assets	573,495,317	1,819,124,523	628,712,530	877,727,281	44,396,066	(22,328,425)
Net assets, beginning of period	2,621,137,916	802,013,393	3,915,632,640	3,037,905,359	424,549,748	446,878,173
Net assets, end of period	$3,194,633,233	$2,621,137,916	$4,544,345,170	$3,915,632,640	$468,945,814	$424,549,748
Net assets include accumulated undistributed (distributions in excess of) net investment income	$(35,365,178)	$(40,182,024)	$4,608,485	$53,621,431	$1,280,568	$3,906,219

†  For the period September 26, 2006 (commencement of operations) to December 31, 2006.

The UBS Funds—Financial statements

	UBS International Equity Fund		UBS U.S. Equity Alpha Fund	UBS U.S. Large Cap Equity Fund		UBS U.S. Large Cap Growth Fund
	Six Months Ended December 31, 2006 (unaudited)	Year Ended June 30, 2006	Six Months Ended December 31, 2006 (unaudited)†	Six Months Ended December 31, 2006 (Unaudited)	Year Ended June 30, 2006	Six Months Ended December 31, 2006 (Unaudited)	Year Ended June 30, 2006
Operations:
Net investment income (loss)	$764,750	$2,716,776	$90,936	$3,818,496	$3,779,244	$14,671	$(14,502)
Net realized gain (loss)	4,562,157	8,857,119	1,289,188	25,286,258	7,774,481	74,342	995,485
Change in net unrealized appreciation (depreciation)	22,728,849	17,237,736	8,420,900	59,308,269	21,874,419	1,428,528	(635,956)
Net increase from payment by Advisor	—	—	—	—	—	—	—
Net increase in net assets from operations	28,055,756	28,811,631	9,801,024	88,413,023	33,428,144	1,517,541	345,027
Dividends and distributions to shareholders by class:
Class A:
Dividends from net investment income and net foreign currency gains	(228,734)	(195,160)	(112,683)	(589,979)	(303,204)	(4,030)	(1,122)
Distributions from net realized gain	(1,094,747)	(721,446)	(127,187)	(3,618,463)	(1,172,120)	—	—
Total Class A dividends and distributions	(1,323,481)	(916,606)	(239,870)	(4,208,442)	(1,475,324)	(4,030)	(1,122)
Class B:
Dividends from net investment income and net foreign currency gains	(429)	—	—	—	—	—	—
Distributions from net realized gain	(29,133)	(25,067)	—	(30,560)	(19,225)	—	—
Total Class B dividends and distributions	(29,562)	(25,067)	—	(30,560)	(19,225)	—	—
Class C:
Dividends from net investment income and net foreign currency gains	(6,311)	(3,051)	—	—	(2,197)	—	—
Distributions from net realized gain	(114,736)	(64,762)	(30,761)	(277,580)	(96,623)	—	—
Total Class C dividends and distributions	(121,047)	(67,813)	(30,761)	(277,580)	(98,820)	—	—
Class Y:
Dividends from net investment income and net foreign currency gains	(2,116,644)	(1,437,989)	(150)	(4,600,476)	(2,718,913)	(10,358)	(4,029)
Distributions from net realized gain	(8,036,802)	(4,418,048)	(112)	(20,376,839)	(8,607,085)	—	—
Total Class Y dividends and distributions	(10,153,446)	(5,856,037)	(262)	(24,977,315)	(11,325,998)	(10,358)	(4,029)
Decrease in net assets from dividends and distributions	(11,627,536)	(6,865,523)	(270,893)	(29,493,897)	(12,919,367)	(14,388)	(5,151)
Beneficial interest transactions:
Shares sold	44,461,953	90,851,632	155,872,798	189,077,940	376,538,429	3,166,954	9,809,159
Shares issued on reinvestment of dividends and distributions	11,499,470	6,761,683	262,664	27,310,334	11,937,737	14,250	5,096
Shares redeemed	(21,108,621)	(76,610,266)	(11,385,368)	(70,411,482)	(166,331,009)	(2,454,499)	(4,576,426)
Redemption fees	535	5,683	8,923	—	—	—	—
Net increase (decrease) in net assets resulting from beneficial interest transactions	34,853,337	21,008,732	144,759,017	145,976,792	222,145,157	726,705	5,237,829
Increase (decrease) in net assets	51,281,557	42,954,840	154,289,148	204,895,918	242,653,934	2,229,858	5,577,705
Net assets, beginning of period	174,079,827	131,124,987	—	639,032,205	396,378,271	12,802,479	7,224,774
Net assets, end of period	$225,361,384	$174,079,827	$154,289,148	$843,928,123	$639,032,205	$15,032,337	$12,802,479
Net assets include accumulated undistributed (distributions in excess of) net investment income	$670,263	$2,257,631	$(21,897)	$499,248	$1,871,207	$282	$(1)

See accompanying notes to financial statements.

The UBS Funds—Financial statements

Statement of changes in net assets

	UBS U.S. Large Cap Value Equity Fund		UBS U.S. Mid Cap Growth Equity Fund		UBS U.S. Small Cap Growth Fund		UBS Absolute Return Bond Fund
	Six Months Ended December 31, 2006 (unaudited)	Year Ended June 30, 2006	Six Months Ended December 31, 2006 (unaudited)	Period Ended June 30, 2006†	Six Months Ended December 31, 2006 (unaudited)	Year Ended June 30, 2006	Six Months Ended December 31, 2006 (unaudited)	Year Ended June 30, 2006
Operations:
Net investment income (loss)	$713,317	$1,291,635	$(16,930)	$(8,226)	$(1,702,487)	$(2,555,008)	$8,257,392	$9,976,032
Net realized gain (loss)	8,959,018	10,356,646	(45,359)	(29,770)	2,383,033	17,172,677	(10,486,561)	(331,116)
Change in net unrealized appreciation (depreciation)	7,080,450	3,542,465	271,462	(172,525)	18,592,272	16,235,431	15,298,279	6,734,308
Net increase from payment by Advisor	—	—	—	—	—	—	—	—
Net increase (decrease) in net assets from operations	16,752,785	15,190,746	209,173	(210,521)	19,272,818	30,853,100	13,069,110	16,379,224
Dividends and distributions to shareholders by class:
Class A:
Dividends from net investment income and net foreign currency gains	(1,076,729)	(1,180,726)	—	—	—	—	(4,590,079)	(4,903,230)
Distributions from net realized gain	(8,837,350)	(9,995,542)	—	—	(4,757,748)	(5,311,677)	(1,927,672)	(150,694)
Total Class A dividends and distributions	(9,914,079)	(11,176,268)	—	—	(4,757,748)	(5,311,677)	(6,517,751)	(5,053,924)
Class B:
Dividends from net investment income and net foreign currency gains	—	—	—	—	—	—	—	—
Distributions from net realized gain	(112,812)	(300,968)	—	—	(135,148)	(331,063)	—	—
Total Class B dividends and distributions	(112,812)	(300,968)	—	—	(135,148)	(331,063)	—	—
Class C:
Dividends from net investment income and net foreign currency gains	(29,335)	(62,311)	—	—	—	—	(626,726)	(625,870)
Distributions from net realized gain	(1,255,982)	(1,645,112)	—	—	(254,106)	(350,676)	(290,753)	(22,526)
Total Class C dividends and distributions	(1,285,317)	(1,707,423)	—	—	(254,106)	(350,676)	(917,479)	(648,396)
Class Y:
Dividends from net investment income and net foreign currency gains	(90,763)	(84,236)	(6,100)	—	—	—	(4,534,285)	(5,273,291)
Distributions from net realized gain	(595,960)	(580,926)	—	—	(8,601,303)	(7,818,200)	(1,801,190)	(171,039)
Total Class Y dividends and distributions	(686,723)	(665,162)	(6,100)	—	(8,601,303)	(7,818,200)	(6,335,475)	(5,444,330)
Decrease in net assets from dividends and distributions	(11,998,931)	(13,849,821)	(6,100)	—	(13,748,305)	(13,811,616)	(13,770,705)	(11,146,650)
Beneficial interest transactions:
Shares sold	4,060,908	9,482,763	227,604	5,456,508	56,320,229	237,309,281	127,045,103	431,394,854
Shares issued on reinvestment of dividends and distributions	10,871,380	12,467,214	6,100	—	12,462,374	12,644,348	13,265,924	9,518,443
Shares redeemed	(13,079,346)	(26,176,957)	(197,137)	(212,486)	(66,635,825)	(107,414,142)	(73,378,380)	(112,686,324)
Net increase (decrease) in net assets resulting from beneficial interest transactions	1,852,942	(4,766,980)	36,567	5,244,022	2,146,778	142,539,487	66,932,647	328,226,973
Increase (decrease) in net assets	6,606,796	(3,426,055)	239,640	5,033,501	7,671,291	159,580,970	66,231,052	333,459,547
Net assets, beginning of period	130,541,245	133,967,300	5,033,501	—	435,353,700	275,772,730	475,809,196	142,349,649
Net assets, end of period	$137,148,041	$130,541,245	$5,273,141	$5,033,501	$443,024,991	$435,353,700	$542,040,248	$475,809,196
Net assets include accumulated undistributed (distributions in excess of) net investment income	$12,256	$495,766	$(19,841)	$3,189	$(1,702,487)	$—	$(3,918,501)	$(2,424,802)

  †  For the period March 27, 2006 (commencement of investment operations) to June 30, 2006.

The UBS Funds—Financial statements

	UBS Global Bond Fund		UBS High Yield Fund		UBS U.S. Bond Fund
	Six Months Ended December 31, 2006 (unaudited)	Year Ended June 30, 2006	Six Months Ended December 31, 2006 (unaudited)	Year Ended June 30, 2006	Six Months Ended December 31, 2006 (unaudited)	Year Ended June 30, 2006
Operations:
Net investment income (loss)	$1,492,341	$1,677,373	$4,025,116	$8,604,450	$2,902,863	$5,381,409
Net realized gain (loss)	(764,293)	(1,560,529)	(1,263,556)	(5,692,387)	570,649	(1,824,329)
Change in net unrealized appreciation (depreciation)	2,133,618	546,413	3,395,951	1,762,732	3,393,992	(3,637,609)
Net increase from payment by Advisor	—	—	—	—	2,811	—
Net increase (decrease) in net assets from operations	2,861,666	663,257	6,157,511	4,674,795	6,870,315	(80,529)
Dividends and distributions to shareholders by class:
Class A:
Dividends from net investment income and net foreign currency gains	(182,073)	(649,130)	(2,082,659)	(4,659,800)	(704,319)	(1,516,248)
Distributions from net realized gain	—	—	—	—	—	—
Total Class A dividends and distributions	(182,073)	(649,130)	(2,082,659)	(4,659,800)	(704,319)	(1,516,248)
Class B:
Dividends from net investment income and net foreign currency gains	(3,336)	(17,832)	(77,723)	(204,232)	(13,444)	(39,737)
Distributions from net realized gain	—	—	—	—	—	—
Total Class B dividends and distributions	(3,336)	(17,832)	(77,723)	(204,232)	(13,444)	(39,737)
Class C:
Dividends from net investment income and net foreign currency gains	(15,885)	(86,788)	(437,587)	(1,018,907)	(28,522)	(60,177)
Distributions from net realized gain	—	—	—	—	—	—
Total Class C dividends and distributions	(15,885)	(86,788)	(437,587)	(1,018,907)	(28,522)	(60,177)
Class Y:
Dividends from net investment income and net foreign currency gains	(1,020,320)	(2,208,907)	(1,499,257)	(2,732,863)	(2,897,550)	(4,288,926)
Distributions from net realized gain	—	—	—	—	—	—
Total Class Y dividends and distributions	(1,020,320)	(2,208,907)	(1,499,257)	(2,732,863)	(2,897,550)	(4,288,926)
Decrease in net assets from dividends and distributions	(1,221,614)	(2,962,657)	(4,097,226)	(8,615,802)	(3,643,835)	(5,905,088)
Beneficial interest transactions:
Shares sold	25,681,285	58,131,940	19,814,627	29,236,468	46,777,143	69,892,399
Shares issued on reinvestment of dividends and distributions	1,187,740	2,730,438	2,692,223	5,497,236	3,328,048	5,248,275
Shares redeemed	(19,201,771)	(32,916,738)	(14,884,264)	(48,270,220)	(19,246,062)	(77,542,857)
Net increase (decrease) in net assets resulting from beneficial interest transactions	7,667,254	27,945,640	7,622,586	(13,536,516)	30,859,129	(2,402,183)
Increase (decrease) in net assets	9,307,306	25,646,240	9,682,871	(17,477,523)	34,085,609	(8,387,800)
Net assets, beginning of period	98,927,700	73,281,460	98,810,525	116,288,048	139,149,575	147,537,375
Net assets, end of period	$108,235,006	$98,927,700	$108,493,396	$98,810,525	$173,235,184	$139,149,575
Net assets include accumulated undistributed (distributions in excess of) net investment income	$(261,955)	$(914,689)	$97,464	$169,574	$(691,985)	$48,987

See accompanying notes to financial statements.

UBS Dynamic Alpha Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Class A	Six months ended December 31, 2006 (unaudited)		For the year ended June 30, 2006	For the period ended June 30, 2005*
Net asset value, beginning of period	$11.04		$10.22	$10.00
Income (loss) from investment operations:
Net investment loss**	(0.02)		(0.09)	(0.04)
Net realized and unrealized gain from investment activities	0.56		1.01	0.26
Total income from investment operations	0.54		0.92	0.22
Less dividends/distributions:
From net investment income and net foreign currency gains	0.00	#	(0.10)	—
Net increase from payment by Advisor	—		0.00 #	—
Net asset value, end of period	$11.58		$11.04	$10.22
Total investment return†	4.98%		9.02%‡	2.20%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$2,161,949		$1,777,329	$528,088
Ratio of expenses to average net assets	1.16	%***	1.20%	1.32	%***
Ratio of net investment loss to average net assets	(0.30	)%***	(0.80)%	(1.04	)%***
Portfolio turnover	16%		38%	6%
Class B	Six months ended December 31, 2006 (unaudited)		For the year ended June 30, 2006	For the period ended June 30, 2005*
Net asset value, beginning of period	$10.98		$10.19	$10.00
Income (loss) from investment operations:
Net investment loss**	(0.06)		(0.17)	(0.08)
Net realized and unrealized gain from investment activities	0.55		1.00	0.27
Total income from investment operations	0.49		0.83	0.19
Less dividends/distributions:
From net investment income and net foreign currency gains	—		(0.04)	—
Net increase from payment by Advisor	—		0.00 #	—
Net asset value, end of period	$11.47		$10.98	$10.19
Total investment return†	4.56%		8.09%‡	1.90%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$31,241		$30,051	$14,815
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	1.95	%***	1.98%	2.11	%***
After expense reimbursement/recoupment	1.95	%***	1.99%	2.10	%***
Ratio of net investment loss to average net assets	(1.08	)%***	(1.59)%	(1.82	)%***
Portfolio turnover	16%		38%	6%

  *  For the period January 27, 2005 (commencement of issuance) through June 30, 2005.

  **  The net investment income (loss) per share data was determined by using average shares outstanding throughout the period.

  ***  Annualized.

  #  Amount represents less than $0.005 per share.

  †  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

  ‡  During the fiscal year ended June 30, 2006, the Fund's total investment return included a reimbursement by the Investment Advisor for amounts relating to a trading error that had an impact on the total return of less than 0.005%.

See accompanying notes to financial statements.

UBS Dynamic Alpha Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Class C	Six months ended December 31, 2006 (unaudited)		For the year ended June 30, 2006	For the period ended June 30, 2005*
Net asset value, beginning of period	$10.97		$10.19	$10.00
Income (loss) from investment operations:
Net investment loss**	(0.06)		(0.17)	(0.08)
Net realized and unrealized gain from investment activities	0.56		1.00	0.27
Total income from investment operations	0.50		0.83	0.19
Less dividends/distributions:
From net investment income and net foreign currency gains	—		(0.05)	—
Net increase from payment by Advisor	—		0.00 #	—
Net asset value, end of period	$11.47		$10.97	$10.19
Total investment return†	4.56%		8.15%‡	1.90%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$605,661		$520,754	$202,891
Ratio of expenses to average net assets	1.93	%***	1.97%	2.09	%***
Ratio of net investment loss to average net assets	(1.07	)%***	(1.57)%	(1.81	)%***
Portfolio turnover	16%		38%	6%
Class Y	Six months ended December 31, 2006 (unaudited)		For the year ended June 30, 2006	For the period ended June 30, 2005*
Net asset value, beginning of period	$11.07		$10.23	$10.00
Income (loss) from investment operations:
Net investment loss**	(0.00	)#	(0.06)	(0.03)
Net realized and unrealized gain from investment activities	0.56		1.02	0.26
Total income from investment operations	0.56		0.96	0.23
Less dividends/distributions:
From net investment income and net foreign currency gains	0.00	#	(0.12)	—
Net increase from payment by Advisor	—		0.00 #	—
Net asset value, end of period	$11.63		$11.07	$10.23
Total investment return†	5.16%		9.28%‡	2.30%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$395,782		$293,004	$56,220
Ratio of expenses to average net assets	0.88	%***	0.92%	1.00	%***
Ratio of net investment loss to average net assets	(0.02	)%***	(0.52)%	(0.72	)%***
Portfolio turnover	16%		38%	6%

  *  For the period January 27, 2005 (commencement of issuance) through June 30, 2005.

  **  The net investment income (loss) per share data was determined by using average shares outstanding throughout the period.

  ***  Annualized.

  #  Amount represents less than $0.005 per share.

  †  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

  ‡  During the fiscal year ended June 30, 2006, the Fund's total investment return included a reimbursement by the Investment Advisor for amounts relating to a trading error that had an impact on the total return of less than 0.005%.

See accompanying notes to financial statements.

UBS Global Allocation Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Six months ended December 31, 2006		Year ended June 30,
Class A	(unaudited)		2006	2005	2004	2003	2002
Net asset value, beginning of period	$13.86		$13.33	$12.35	$10.69	$10.60	$11.10
Income from investment operations:
Net investment income**	0.09		0.19	0.17	0.12	0.10	0.10
Net realized and unrealized gain from investment activities	1.27		1.08	1.32	1.69	0.41	0.40
Total income from investment operations	1.36		1.27	1.49	1.81	0.51	0.50
Less dividends/distributions:
From net investment income and net foreign currency gains	(0.27)		(0.14)	(0.19)	(0.15)	(0.42)	(0.19)
From net realized gains	(0.80)		(0.60)	(0.32)	—	—	(0.81)
Total dividends/distributions	(1.07)		(0.74)	(0.51)	(0.15)	(0.42)	(1.00)
Net asset value, end of period	$14.15		$13.86	$13.33	$12.35	$10.69	$10.60
Total investment return†	9.81%		9.72%	12.11%	17.02%	5.35%	4.84%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$2,647,567		$2,246,289	$1,594,113	$876,636	$175,415	$6,914
Ratio of expenses to average net assets	1.13	%***	1.14%	1.20%	1.28%	1.35%	1.35%
Ratio of net investment income to average net assets	1.23	%***	1.41%	1.34%	1.00%	0.98%	0.98%
Portfolio turnover	37%		83%	84%	78%	66%	116%
	Six months ended December 31, 2006		Year ended June 30,				For the period ended
Class B	(unaudited)		2006	2005	2004	2003	June 30, 2002*
Net asset value, beginning of period	$13.60		$13.08	$12.14	$10.55	$10.52	$11.21
Income from investment operations:
Net investment income**	0.03		0.08	0.08	0.02	0.02	0.12
Net realized and unrealized gain from investment activities	1.25		1.06	1.29	1.68	0.41	0.19
Total income from investment operations	1.28		1.14	1.37	1.70	0.43	0.31
Less dividends/distributions:
From net investment income and net foreign currency gains	(0.14)		(0.02)	(0.11)	(0.11)	(0.40)	(0.19)
From net realized gains	(0.80)		(0.60)	(0.32)	—	—	(0.81)
Total dividends/distributions	(0.94)		(0.62)	(0.43)	(0.11)	(0.40)	(1.00)
Net asset value, end of period	$13.94		$13.60	$13.08	$12.14	$10.55	$10.52
Total investment return†	9.41%		8.81%	11.24%	16.14%	4.60%	3.00%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$158,068		$161,704	$184,359	$153,481	$49,573	$1,570
Ratio of expenses to average net assets	1.93	%***	1.95%	1.96%	2.09%	2.10%	2.10	%***
Ratio of net investment income to average net assets	0.43	%***	0.60%	0.58%	0.19%	0.23%	2.17	%***
Portfolio turnover	37%		83%	84%	78%	66%	116%

  *  For the period December 13, 2001 (commencement of issuance) through June 30, 2002.

  **  The net investment income per share data was determined by using average shares outstanding throughout the period.

  ***  Annualized

  †  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

UBS Global Allocation Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Six months ended December 31, 2006		Year ended June 30,				For the period ended
Class C	(unaudited)		2006	2005	2004	2003	June 30, 2002*
Net asset value, beginning of period	$13.58		$13.09	$12.15	$10.56	$10.54	$11.10
Income from investment operations:
Net investment income**	0.03		0.09	0.09	0.03	0.02	0.11
Net realized and unrealized gain from investment activities	1.24		1.05	1.29	1.68	0.41	0.33
Total income from investment operations	1.27		1.14	1.38	1.71	0.43	0.44
Less dividends/distributions:
From net investment income and net foreign currency gains	(0.16)		(0.05)	(0.12)	(0.12)	(0.41)	(0.19)
From net realized gains	(0.80)		(0.60)	(0.32)	—	—	(0.81)
Total dividends/distributions	(0.96)		(0.65)	(0.44)	(0.12)	(0.41)	(1.00)
Net asset value, end of period	$13.89		$13.58	$13.09	$12.15	$10.56	$10.54
Total investment return†	9.37%		8.82%	11.32%	16.19%	4.55%	4.23%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$1,167,894		$1,044,517	$903,280	$539,399	$137,078	$1,525
Ratio of expenses to average net assets	1.91	%***	1.91%	1.95%	2.06%	2.10%	2.10	%***
Ratio of net investment income to average net assets	0.45	%***	0.64%	0.59%	0.23%	0.23%	1.77	%***
Portfolio turnover	37%		83%	84%	78%	66%	116%
	Six months ended December 31, 2006		Year ended June 30,
Class Y	(unaudited)		2006	2005	2004	2003	2002
Net asset value, beginning of period	$14.06		$13.51	$12.50	$10.79	$10.69	$11.18
Income from investment operations:
Net investment income**	0.11		0.23	0.22	0.15	0.12	0.13
Net realized and unrealized gain from investment activities	1.29		1.09	1.33	1.73	0.41	0.38
Total income from investment operations	1.40		1.32	1.55	1.88	0.53	0.51
Less dividends/distributions:
From net investment income and net foreign currency gains	(0.30)		(0.17)	(0.22)	(0.17)	(0.43)	(0.19)
From net realized gains	(0.80)		(0.60)	(0.32)	—	—	(0.81)
Total dividends/distributions	(1.10)		(0.77)	(0.54)	(0.17)	(0.43)	(1.00)
Net asset value, end of period	$14.36		$14.06	$13.51	$12.50	$10.79	$10.69
Total investment return†	9.97%		9.98%	12.40%	17.44%	5.50%	4.91%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$570,816		$463,122	$356,154	$263,675	$193,758	$165,630
Ratio of expenses to average net assets	0.88	%***	0.88%	0.93%	1.02%	1.10%	1.10%
Ratio of net investment income to average net assets	1.48	%***	1.67%	1.61%	1.26%	1.23%	1.24%
Portfolio turnover	37%		83%	84%	78%	66%	116%

  *  For the period November 22, 2001 (commencement of issuance) through June 30, 2002.

  **  The net investment income per share data was determined by using average shares outstanding throughout the period.

  ***  Annualized

  †  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

UBS Global Equity Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Six months ended December 31, 2006		Year ended June 30,
Class A	(unaudited)		2006	2005	2004	2003	2002
Net asset value, beginning of period	$12.99		$11.63	$10.51	$8.89	$9.37	$10.61
Income (loss) from investment operations:
Net investment income**	0.04		0.11	0.15	0.10	0.16	0.04
Net realized and unrealized gain (loss) from investment activities	1.63		1.32	0.97	1.63	(0.39)	(0.88)
Total income (loss) from investment operations	1.67		1.43	1.12	1.73	(0.23)	(0.84)
Less dividends/distributions:
From net investment income and net foreign currency gains	(0.12)		(0.07)	—	(0.11)	(0.25)	(0.06)
From net realized gains	—		—	—	—	—	(0.34)
Total dividends/distributions	(0.12)		(0.07)	—	(0.11)	(0.25)	(0.40)
Net asset value, end of period	$14.54		$12.99	$11.63	$10.51	$8.89	$9.37
Total investment return†	12.89%		12.35%	10.66%	19.49%	(2.23)%	(8.05)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$179,813		$173,052	$109,998	$117,084	$123,756	$15,173
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	1.36	%***	1.37%	1.39%	1.44%	1.44%	1.47%
After expense reimbursement and earnings credits	1.25	%***	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income to average net assets	0.59	%***	0.88%	1.35%	0.99%	1.92%	0.39%
Portfolio turnover	18%		48%	37%	50%	206%	117%
	Six months ended December 31, 2006		Year ended June 30,				For the period ended
Class B	(unaudited)		2006	2005	2004	2003	June 30, 2002*
Net asset value, beginning of period	$12.69		$11.39	$10.37	$8.82	$9.34	$10.17
Income (loss) from investment operations:
Net investment income (loss)**	(0.01)		0.02	0.07	0.02	0.10	0.05
Net realized and unrealized gain (loss) from investment activities	1.59		1.28	0.95	1.62	(0.39)	(0.48)
Total income (loss) from investment operations	1.58		1.30	1.02	1.64	(0.29)	(0.43)
Less dividends/distributions:
From net investment income and net foreign currency gains	(0.02)		—	—	(0.09)	(0.23)	(0.06)
From net realized gains	—		—	—	—	—	(0.34)
Total dividends/distributions	(0.02)		—	—	(0.09)	(0.23)	(0.40)
Net asset value, end of period	$14.25		$12.69	$11.39	$10.37	$8.82	$9.34
Total investment return†	12.46%		11.41%	9.84%	18.61%	(2.91)%	(4.38)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$10,340		$13,672	$108,894	$134,419	$144,232	$418
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	2.30	%***	2.35%	2.22%	2.27%	2.20%	2.25	%***
After expense reimbursement and earnings credits	2.00	%***	2.00%	2.00%	2.00%	2.00%	2.00	%***
Ratio of net investment income (loss) to average net assets	(0.15	)%***	0.13%	0.60%	0.24%	1.17%	0.97	%***
Portfolio turnover	18%		48%	37%	50%	206%	117%

  *  For the period December 11, 2001 (commencement of issuance) through June 30, 2002.

  **  The net investment income (loss) per share data was determined by using average shares outstanding throughout the period.

  ***  Annualized.

  †  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

UBS Global Equity Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Six months ended December 31, 2006		Year ended June 30,				For the period ended
Class C	(unaudited)		2006	2005	2004	2003	June 30, 2002*
Net asset value, beginning of period	$12.65		$11.35	$10.33	$8.79	$9.33	$10.18
Income (loss) from investment operations:
Net investment income (loss)**	(0.01)		0.02	0.06	0.02	0.10	0.04
Net realized and unrealized gain (loss) from investment activities	1.60		1.28	0.96	1.61	(0.40)	(0.49)
Total income (loss) from investment operations	1.59		1.30	1.02	1.63	(0.30)	(0.45)
Less dividends/distributions:
From net investment income and net foreign currency gains	(0.07)		—	—	(0.09)	(0.24)	(0.06)
From net realized gains	—		—	—	—	—	(0.34)
Total dividends/distributions	(0.07)		—	—	(0.09)	(0.24)	(0.40)
Net asset value, end of period	$14.17		$12.65	$11.35	$10.33	$8.79	$9.33
Total investment return†	12.53%		11.45%	9.87%	18.54%	(2.93)%	(4.57)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$55,117		$56,836	$68,735	$82,684	$93,605	$351
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	2.15	%***	2.20%	2.20%	2.28%	2.24%	2.23	%***
After expense reimbursement and earnings credits	2.00	%***	2.00%	2.00%	2.00%	2.00%	2.00	%***
Ratio of net investment income (loss) to average net assets	(0.15	)%***	0.13%	0.60%	0.25%	1.17%	0.78	%***
Portfolio turnover	18%		48%	37%	50%	206%	117%
	Six months ended December 31, 2006		Year ended June 30,
Class Y	(unaudited)		2006	2005	2004	2003	2002
Net asset value, beginning of period	$13.23		$11.83	$10.67	$8.99	$9.47	$10.68
Income (loss) from investment operations:
Net investment income**	0.06		0.15	0.18	0.13	0.18	0.06
Net realized and unrealized gain (loss) from investment activities	1.66		1.34	0.98	1.67	(0.39)	(0.87)
Total income (loss) from investment operations	1.72		1.49	1.16	1.80	(0.21)	(0.81)
Less dividends/distributions:
From net investment income and net foreign currency gains	(0.14)		(0.09)	—	(0.12)	(0.27)	(0.06)
From net realized gains	—		—	—	—	—	(0.34)
Total dividends/distributions	(0.14)		(0.09)	—	(0.12)	(0.27)	(0.40)
Net asset value, end of period	$14.81		$13.23	$11.83	$10.67	$8.99	$9.47
Total investment return†	13.04%		12.67%	10.87%	20.09%	(1.93)%	(7.71)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$223,676		$180,990	$159,252	$114,835	$62,873	$40,714
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	0.98	%***	0.99%	1.04%	1.03%	1.16%	1.19%
After expense reimbursement and earnings credits	0.98	%***	0.99%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	0.86	%***	1.14%	1.60%	1.24%	2.17%	0.64%
Portfolio turnover	18%		48%	37%	50%	206%	117%

  *  For the period November 27, 2001 (commencement of issuance) through June 30, 2002.

  **  The net investment income (loss) per share data was determined by using average shares outstanding throughout the period.

  ***  Annualized.

  †  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

UBS International Equity Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Six months ended December 31, 2006		Year ended June 30,
Class A	(unaudited)		2006	2005	2004	2003	2002
Net asset value, beginning of period	$10.98		$9.48	$8.58	$6.99	$8.08	$10.61
Income (loss) from investment operations:
Net investment income**	0.03		0.16	0.15	0.12	0.10	0.13
Net realized and unrealized gain (loss) from investment activities	1.56		1.81	0.86	1.69	(0.87)	(0.79)
Total income (loss) from investment operations	1.59		1.97	1.01	1.81	(0.77)	(0.66)
Less dividends/distributions:
From net investment income and net foreign currency gains	(0.11)		(0.10)	(0.11)	(0.22)	(0.31)	(0.27)
From net realized gains	(0.52)		(0.37)	—	—	(0.01)	(1.60)
Total dividends/distributions	(0.63)		(0.47)	(0.11)	(0.22)	(0.32)	(1.87)
Net asset value, end of period	$11.94		$10.98	$9.48	$8.58	$6.99	$8.08
Total investment return†	14.75%		20.93%	11.73%	26.00%	(9.24)%	(5.91)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$26,121		$23,539	$15,168	$7,866	$3,146	$2,599
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	1.37	%***	1.48%	1.68%	1.55%	1.47%	1.41%
After expense reimbursement and earnings credits	1.25	%***	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income to average net assets	0.56	%***	1.52%	1.61%	1.43%	1.43%	1.54%
Portfolio turnover	31%		69%	71%	108%	120%	82%
	Six months ended December 31, 2006		Year ended June 30,				For the period ended
Class B	(unaudited)		2006	2005	2004	2003	June 30, 2002*
Net asset value, beginning of period	$10.82		$9.34	$8.48	$6.92	$8.05	$7.75
Income (loss) from investment operations:
Net investment income (loss)**	(0.01)		0.08	0.08	0.06	0.04	0.05
Net realized and unrealized gain (loss) from investment activities	1.54		1.77	0.85	1.67	(0.86)	0.25
Total income (loss) from investment operations	1.53		1.85	0.93	1.73	(0.82)	0.30
Less dividends/distributions:
From net investment income and net foreign currency gains	(0.01)		—	(0.07)	(0.17)	(0.30)	—
From net realized gains	(0.52)		(0.37)	—	—	(0.01)	—
Total dividends/distributions	(0.53)		(0.37)	(0.07)	(0.17)	(0.31)	—
Net asset value, end of period	$11.82		$10.82	$9.34	$8.48	$6.92	$8.05
Total investment return†	14.39%		19.86%	10.92%	25.17%	(9.94)%	3.87%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$686		$732	$876	$815	$352	$120
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	2.27	%***	2.22%	2.25%	2.60%	2.18%	2.05	%***
After expense reimbursement and earnings credits	2.00	%***	2.00%	2.00%	2.00%	2.00%	2.00	%***
Ratio of net investment income (loss) to average net assets	(0.20	)%***	0.77%	0.86%	0.69%	0.68%	1.50	%***
Portfolio turnover	31%		69%	71%	108	120%	82%

  *  For the period February 12, 2002 (commencement of issuance) through June 30, 2002.

  **  The net investment income (loss) per share data was determined by using average shares outstanding throughout the period.

  ***  Annualized.

  †  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

UBS International Equity Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Six months ended December 31, 2006		Year ended June 30,				For the period ended
Class C	(unaudited)		2006	2005	2004	2003	June 30, 2002*
Net asset value, beginning of period	$10.76		$9.30	$8.45	$6.90	$8.05	$7.75
Income (loss) from investment operations:
Net investment income (loss)**	(0.01)		0.08	0.08	0.06	0.04	0.04
Net realized and unrealized gain (loss) from investment activities	1.53		1.77	0.85	1.68	(0.89)	0.26
Total income (loss) from investment operations	1.52		1.85	0.93	1.74	(0.85)	0.30
Less dividends/distributions:
From net investment income and net foreign currency gains	(0.03)		(0.02)	(0.08)	(0.19)	(0.29)	—
From net realized gains	(0.52)		(0.37)	—	—	(0.01)	—
Total distributions	(0.55)		(0.39)	(0.08)	(0.19)	(0.30)	—
Net asset value, end of period	$11.73		$10.76	$9.30	$8.45	$6.90	$8.05
Total return†	14.39%		19.93%	10.97%	25.26%	(10.29)%	3.87%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$2,680		$2,412	$1,816	$1,338	$399	$183
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	2.14	%***	2.17%	2.16%	2.35%	2.21%	2.19	%***
After expense reimbursement and earnings credits	2.00	%***	2.01%	2.00%	2.00%	2.00%	2.00	%***
Ratio of net investment income (loss) to average net assets	(0.19	)%***	0.77%	0.86%	0.69%	0.68%	1.10	%***
Portfolio turnover	31%		69%	71%	108%	120%	82%
	Six months ended December 31, 2006		Year Ended June 30,
Class Y	(unaudited)		2006	2005	2004	2003	2002
Net asset value, beginning of period	$11.04		$9.55	$8.63	$7.01	$8.12	$10.64
Income (loss) from investment operations:
Net investment income**	0.05		0.19	0.17	0.14	0.11	0.09
Net realized and unrealized gain (loss) from investment activities	1.58		1.79	0.86	1.71	(0.88)	(0.74)
Total income (loss) from investment operations	1.63		1.98	1.03	1.85	(0.77)	(0.65)
Less dividends/distributions:
From net investment income and net foreign currency gains	(0.14)		(0.12)	(0.11)	(0.23)	(0.33)	(0.27)
From net realized gains	(0.52)		(0.37)	—	—	(0.01)	(1.60)
Total distributions	(0.66)		(0.49)	(0.11)	(0.23)	(0.34)	(1.87)
Net asset value, end of period	$12.01		$11.04	$9.55	$8.63	$7.01	$8.12
Total return†	14.71%		21.22%	11.97%	26.56%	(9.21)%	(5.78)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$195,873		$147,397	$113,264	$100,782	$90,514	$97,851
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	1.15	%***	1.19%	1.18%	1.26%	1.21%	1.13%
After expense reimbursement and earnings credits	1.00	%***	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	0.82	%***	1.77%	1.86%	1.69%	1.68%	1.05%
Portfolio turnover	31%		69%	71%	108%	120%	82%

  *  For the period December 26, 2001 (commencement of issuance) through June 30, 2002.

  **  The net investment income (loss) per share data was determined by using average shares outstanding throughout the period.

  ***  Annualized.

  †  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

UBS U.S. Equity Alpha Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Class A	For the period ended December 31, 2006* (unaudited)
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income**	0.01
Net realized and unrealized gain from investment activities	0.85
Total income from investment operations	0.86
Less dividends/distributions:
From net investment income	(0.01)
From net realized gains	(0.01)
Total distributions	(0.02)
Net asset value, end of period	$10.84
Total investment return†	8.61%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$124,518
Ratio of expenses to average net assets:
Before expense reimbursement and after interest and dividend expense for securities sold short	2.03%
After expense reimbursement and interest and dividend income for securities sold short	1.97%
After expense reimbursement and before interest and dividend expense for securities sold short	1.50%
Ratio of net investment income to average net assets	0.43	%***
Portfolio turnover	46%

  *  For the period September 26, 2006 (commencent of issuance) through December 31, 2006.

  **  The net investment income per share data was determined by using average shares outstanding throughout the period.

  ***  Annualized.

  †  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

UBS U.S. Equity Alpha Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Class C	For the period ended December 31, 2006* (unaudited)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment loss**	(0.01)
Net realized and unrealized gain from investment activities	0.85
Total income from investment operations	0.84
Less dividends/distributions:
From net investment income	—
From net realized gains	(0.01)
Total distributions	(0.01)
Net asset value, end of period	$10.83
Total investment return†	8.41%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$29,664
Ratio of expenses to average net assets:
Before expense reimbursement and after interest and dividend expense for securities sold short	2.79%
After expense reimbursement and interest and dividend expense for securities sold short	2.73%
After expense reimbursement and before interest and dividend expense for securities sold short	2.25%
Ratio of net investment loss to average net assets	(0.31	)%***
Portfolio turnover	46%
Class Y	For the period ended December 31, 2006* (unaudited)
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income**	0.01
Net realized and unrealized gain from investment activities	0.85
Total income from investment operations	0.86
Less dividends/distributions:
From net investment income	(0.02)
From net realized gains	(0.01)
Total distributions	(0.03)
Net asset value, end of period	$10.83
Total investment return†	8.57%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$107
Ratio of expenses to average net assets:
Before expense reimbursement and after interest and dividend expense for securities sold short	1.73%
After expense reimbursement and interest and dividend expense for securities sold short	1.70%
After expense reimbursement and before interest and dividend expense for securities sold short	1.25%
Ratio of net investment income to average net assets	0.52	%***
Portfolio turnover	46%

  *  For the period September 26, 2006 (commencent of issuance) through December 31, 2006.

  **  The net investment income (loss) per share data was determined by using average shares outstanding throughout the period.

  ***  Annualized.

  †  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

UBS U.S. Large Cap Equity Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Six months ended December 31, 2006		Year ended June 30,
Class A	(unaudited)		2006	2005	2004	2003	2002
Net asset value, beginning of period	$18.24		$17.27	$16.08	$13.63	$13.94	$15.97
Income (loss) from investment operations:
Net investment income**	0.08		0.10	0.15	0.06	0.11	0.08
Net realized and unrealized gain (loss) from investment activities	2.22		1.39	1.63	2.54	0.04	(1.38)
Total income (loss) from investment operations	2.30		1.49	1.78	2.60	0.15	(1.30)
Less dividends/distributions:
From net investment income	(0.10)		(0.11)	(0.11)	(0.15)	(0.08)	(0.04)
From net realized gains	(0.62)		(0.41)	(0.48)	—	(0.38)	(0.69)
Total dividends/distributions	(0.72)		(0.52)	(0.59)	(0.15)	(0.46)	(0.73)
Net asset value, end of period	$19.82		$18.24	$17.27	$16.08	$13.63	$13.94
Total investment return†	12.60%		8.62%	11.10%	19.10%	1.37%	(8.41)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$125,559		$88,968	$25,669	$7,886	$4,702	$13,698
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment and earnings credits	1.19	%***	1.24%	1.14%	1.36%	1.30%	1.19%
After expense reimbursement/recoupment and earnings credits	1.19	%***	1.24%	1.14%	1.30%	1.05%	1.05%
Ratio of net investment income to average net assets	0.80	%***	0.54%	0.89%	0.43%	0.89%	0.54%
Portfolio turnover	18%		50%	32%	43%	33%	60%
	Six months ended December 31, 2006		Year ended June 30,				For the period ended
Class B	(unaudited)		2006	2005	2004	2003	June 30, 2002*
Net asset value, beginning of period	$17.84		$16.94	$15.81	$13.45	$13.87	$14.76
Income (loss) from investment operations:
Net investment income (loss)**	0.00	#	(0.04)	0.00 #	(0.05)	0.02	0.06
Net realized and unrealized gain (loss) from investment activities	2.18		1.35	1.61	2.50	0.02	(0.22)
Total income (loss) from investment operations	2.18		1.31	1.61	2.45	0.04	(0.16)
Less dividends/distributions:
From net investment income	—		—	—	(0.09)	(0.08)	(0.04)
From net realized gains	(0.62)		(0.41)	(0.48)	—	(0.38	(0.69)
Total dividends/distributions	(0.62)		(0.41)	(0.48)	(0.09)	(0.46)	(0.73)
Net asset value, end of period	$19.40		$17.84	$16.94	$15.81	$13.45	$13.87
Total investment return†	12.21%		7.73%	10.19%	18.25%	0.63%	(1.39)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$988		$989	$1,018	$1,217	$635	$223
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment and earnings credits	1.97	%***	2.01%	2.02%	2.04%	2.04%	1.99	%***
After expense reimbursement/recoupment and earnings credits	1.97	%***	2.01%	2.02%	2.04%	1.80%	1.80	%***
Ratio of net investment income (loss) to average net assets	0.02	%***	(0.23)%	0.01%	(0.31)%	0.14%	0.65	%***
Portfolio turnover	18%		50%	32%	43%	33%	60%

  *  For the period November 5, 2001 (commencement of issuance) through June 30, 2002.

  **  The net investment income (loss) per share data was determined by using average shares outstanding throughout the period.

  ***  Annualized.

  †  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

  #  Amount represents less than $0.005 per share.

See accompanying notes to financial statements.

UBS U.S. Large Cap Equity Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Six months ended December 31, 2006		Year ended June 30,				For the period ended
Class C	(unaudited)		2006	2005	2004	2003	June 30, 2002*
Net asset value, beginning of period .	$17.83		$16.93	$15.80	$13.44	$13.88	$15.20
Income (loss) from investment operations:
Net investment income (loss)**	0.01		(0.04)	0.01	(0.04)	0.02	0.07
Net realized and unrealized gain (loss) from investment activities	2.18		1.36	1.60	2.49	0.03	(0.66)
Total income (loss) from investment operations	2.19		1.32	1.61	2.45	0.05	(0.59)
Less dividends/distributions:
From net investment income	—		(0.01)	—	(0.09)	(0.11)	(0.04)
From net realized gains	(0.62)		(0.41)	(0.48)	—	(0.38)	(0.69)
Total dividends/distributions	(0.62)		(0.42)	(0.48)	(0.09)	(0.49)	(0.73)
Net asset value, end of period	$19.40		$17.83	$16.93	$15.80	$13.44	$13.88
Total investment return†	12.27%		7.79%	10.20%	18.26%	0.68%	(4.18)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$8,786		$5,977	$2,423	$1,629	$1,020	$70
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment and earnings credits	1.92	%***	1.98%	1.95%	2.00%	2.04%	1.97	%***
After expense reimbursement/recoupment and earnings credits	1.92	%***	1.98%	1.95%	2.00%	1.80%	1.80	%***
Ratio of net investment income (loss) to average net assets	0.07	%***	(0.20)%	0.08%	(0.27)%	0.14%	0.73	%***
Portfolio turnover	18%		50%	32%	43%	33%	60%
	Six months ended December 31, 2006		Year ended June 30,
Class Y	(unaudited)		2006	2005	2004	2003	2002
Net asset value, beginning of period	$18.43		$17.42	$16.21	$13.73	$14.07	$16.07
Income (loss) from investment operations:
Net investment income**	0.11		0.15	0.19	0.12	0.14	0.12
Net realized and unrealized gain (loss) from investment activities	2.25		1.40	1.65	2.55	0.04	(1.39)
Total income (loss) from investment operations	2.36		1.55	1.84	2.67	0.18	(1.27)
Less dividends/distributions:
From net investment income	(0.14)		(0.13)	(0.15)	(0.19)	(0.14)	(0.04)
From net realized gains	(0.62)		(0.41)	(0.48)	—	(0.38)	(0.69)
Total dividends/distributions	(0.76)		(0.54)	(0.63)	(0.19)	(0.52)	(0.73)
Net asset value, end of period	$20.03		$18.43	$17.42	$16.21	$13.73	$14.07
Total investment return†	12.79%		8.91%	11.37%	19.50%	1.69%	(8.17)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$708,596		$543,099	$367,268	$153,608	$99,398	$87,710
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment and earnings credits	0.89	%***	0.97%	0.90%	0.96%	1.04%	0.93%
After expense reimbursement/recoupment and earnings credits	0.89	%***	0.97%	0.90%	0.96%	0.80%	0.80%
Ratio of net investment income to average net assets	1.10	%***	0.81%	1.13%	0.76%	1.14%	0.79%
Portfolio turnover	18%		50%	32%	43%	33%	60%

  *  For the period November 13, 2001 (commencement of issuance) through June 30, 2002.

  **  The net investment income (loss) per share data was determined by using average shares outstanding throughout the period.

  ***  Annualized.

  †  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

UBS U.S. Large Cap Growth Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Six months ended December 31, 2006		Year ended June 30,
Class A	(unaudited)		2006	2005	2004	2003	2002
Net asset value, beginning of period	$8.81		$8.21	$7.71	$6.39	$6.38	$8.90
Income (loss) from investment operations:
Net investment income (loss)**	0.01		(0.01)	0.00 #	(0.02)	0.00 #	(0.02)
Net realized and unrealized gain (loss) from investment activities	1.08		0.61	0.50	1.34	0.01	(2.45)
Total income (loss) from investment operations	1.09		0.60	0.50	1.32	0.01	(2.47)
Less dividends/distributions:
From net investment income	(0.01)		(0.00)#	—	—	—	—
From net realized gains	—		—	—	—	—	(0.05)
Total dividends/distributions	(0.01)		—	—	—	—	(0.05)
Net asset value, end of period	$9.89		$8.81	$8.21	$7.71	$6.39	$6.38
Total investment return†	12.31%		7.33%	6.49%	20.66%	0.16%	(27.89)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$7,958		$6,803	$3,175	$2,275	$1,163	$1,155
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	2.09	%***	2.33%	3.19%	2.76%	3.91%	2.51%
After expense reimbursement and earnings credits	1.05	%***	1.05%	1.05%	1.05%	1.05%	1.05%
Ratio of net investment income (loss) to average net assets	0.19	%***	(0.16)%	0.04%	(0.32)%	0.04%	(0.25)%
Portfolio turnover	67%		137%	145%	102%	86%	93%
	Six months ended December 31, 2006		Year ended June 30,				For the period ended
Class B	(unaudited)		2006	2005	2004	2003	June 30, 2002*
Net asset value, beginning of period	$8.52		$8.00	$7.57	$6.32	$6.36	$7.86
Income (loss) from investment operations:
Net investment loss**	(0.03)		(0.08)	(0.05)	(0.08)	(0.04)	(0.05)
Net realized and unrealized gain (loss) from investment activities	1.04		0.60	0.48	1.33	—	(1.40)
Total income (loss) from investment operations	1.01		0.52	0.43	1.25	(0.04)	(1.45)
Less dividends/distributions:
From net realized gains	—		—	—	—	—	(0.05)
Net asset value, end of period	$9.53		$8.52	$8.00	$7.57	$6.32	$6.36
Total investment return†	11.85%		6.50%	5.68%	19.78%	(0.63)%	(18.61)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$410		$389	$564	$342	$321	$115
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	2.91	%***	3.23%	3.93%	3.48%	4.54%	3.06	%***
After expense reimbursement and earnings credits	1.80	%***	1.80%	1.80%	1.80%	1.80%	1.80	%***
Ratio of net investment loss to average net assets	(0.59	)%***	(0.91)%	(0.71)%	(1.07)%	(0.71)%	(1.02	)%***
Portfolio turnover	67%		137%	145%	102%	86%	93%

  *  For the period November 7, 2001 (commencement of issuance) through June 30, 2002.

  **  The net investment income (loss) per share data was determined by using average shares outstanding throughout the period.

  ***  Annualized.

  †  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

  #  Amount represents less than $0.005 per share.

See accompanying notes to financial statements.

UBS U.S. Large Cap Growth Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Six months ended December 31, 2006		Year ended June 30,				For the period ended
Class C	(unaudited)		2006	2005	2004	2003	June 30, 2002*
Net asset value, beginning of period	$8.53		$8.00	$7.56	$6.32	$6.35	$8.18
Income (loss) from investment operations:
Net investment loss**	(0.03)		(0.08)	(0.05)	(0.08)	(0.04)	(0.05)
Net realized and unrealized gain (loss) from investment activities	1.04		0.61	0.49	1.32	0.01	(1.73)
Total income (loss) from investment operations	1.01		0.53	0.44	1.24	(0.03)	(1.78)
Less dividends/distributions:
From net realized gains	—		—	—	—	—	(0.05)
Net asset value, end of period	$9.54		$8.53	$8.00	$7.56	$6.32	$6.35
Total investment return†	11.84%		6.63%	5.82%	19.62%	(0.47)%	(21.91)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$977		$814	$407	$432	$267	$572
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	2.89	%***	3.12%	3.96%	3.54%	4.71%	3.22	%***
After expense reimbursement and earnings credits	1.80	%***	1.80%	1.80%	1.80%	1.80%	1.80	%***
Ratio of net investment loss to average net assets	(0.56	)%***	(0.91)%	(0.71)%	(1.08)%	(0.71)%	(1.02	)%***
Portfolio turnover	67%		137%	145%	102%	86%	93%
	Six months ended December 31, 2006		Year ended June 30,
Class Y	(unaudited)		2006	2005	2004	2003	2002
Net asset value, beginning of period	$9.02		$8.38	$7.85	$6.49	$6.47	$8.99
Income (loss) from investment operations:
Net investment income (loss)**	0.02		0.01	0.02	(0.01)	0.02	0.00	#
Net realized and unrealized gain (loss) from investment activities	1.10		0.64	0.51	1.37	0.00 #	(2.47)
Total income (loss) from investment operations	1.12		0.65	0.53	1.36	0.02	(2.47)
Less dividends/distributions:
From net investment income	(0.02)		(0.01)	—	—	—	—
From net realized gains	—		—	—	—	—	(0.05)
Total dividends/distributions	(0.02)		(0.01)	—	—	—	(0.05)
Net asset value, end of period	$10.12		$9.02	$8.38	$7.85	$6.49	$6.47
Total investment return†	12.40%		7.72%	6.75%	20.96%	0.31%	(27.61)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$5,688		$4,797	$3,078	$3,502	$1,943	$2,291
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	1.91	%***	2.10%	3.01%	2.51%	3.72%	2.14%
After expense reimbursement and earnings credits	0.80	%***	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	0.44	%***	0.09%	0.29%	(0.07)%	0.29%	(0.05)%
Portfolio turnover	67%		137%	145%	102%	86%	93%

  *  For the period November 19, 2001 (commencement of issuance) through June 30, 2002.

  **  The net investment income (loss) per share data was determined by using average shares outstanding throughout the period.

  ***  Annualized.

  †  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

  #  Amount represents less than $0.005 per share.

See accompanying notes to financial statements.

UBS U.S. Large Cap Value Equity Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Six months ended December 31, 2006		Year ended June 30,				For the period ended
Class A	(unaudited)		2006	2005	2004	2003	June 30, 2002*
Net asset value, beginning of period	$10.54		$10.48	$11.18	$9.31	$9.37	$9.96
Income (loss) from investment operations:
Net investment income**	0.06		0.11	0.12	0.09	0.11	0.05
Net realized and unrealized gain (loss) from investment activities	1.35		1.12	1.22	1.80	(0.06)	(0.64)
Total income (loss) from investment operations	1.41		1.23	1.34	1.89	0.05	(0.59)
Less dividends/distributions:
From net investment income	(0.11)		(0.12)	(0.12)	(0.02)	(0.05)	—
From net realized gains	(0.93)		(1.05)	(1.92)	—	(0.06)	—
Total dividends/distributions	(1.04)		(1.17)	(2.04)	(0.02)	(0.11)	—
Net asset value, end of period	$10.91		$10.54	$10.48	$11.18	$9.31	$9.37
Total investment return†	13.41%		12.13%	12.35%	20.28%	0.61%	(5.92)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$112,252		$105,709	$105,975	$108,369	$1,073	$751
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	1.32	%***	1.31%	1.39%	1.42%	2.85%	3.82	%***
After expense reimbursement and earnings credits	1.10	%***	1.10%	1.10%	1.10%	1.10%	1.10	%***
Ratio of net investment income to average net assets	1.15	%***	1.07%	1.09%	0.86%	1.33%	0.87	%***
Portfolio turnover	20%		41%	49%	170%	59%	39%
	Six months ended December 31, 2006		Year ended June 30,				For the period ended
Class B	(unaudited)		2006	2005	2004	2003	June 30, 2002*
Net asset value, beginning of period	$10.39		$10.31	$10.99	$9.21	$9.32	$9.62
Income (loss) from investment operations:
Net investment income**	0.02		0.03	0.04	0.01	0.05	0.01
Net realized and unrealized gain (loss) from investment activities	1.33		1.10	1.20	1.77	(0.07)	(0.31)
Total income (loss) from investment operations	1.35		1.13	1.24	1.78	(0.02)	(0.30)
Less dividends/distributions:
From net investment income	—		—	—	(0.00)#	(0.03)	—
From net realized gains	(0.93)		(1.05)	(1.92)	—	(0.06)	—
Total dividends/distributions	(0.93)		(1.05)	(1.92)	(0.00)	(0.09)	—
Net asset value, end of period	$10.81		$10.39	$10.31	$10.99	$9.21	$9.32
Total investment return†	13.00%		11.25%	11.59%	19.38%	(0.17)%	(3.12)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$1,407		$1,978	$4,997	$14,556	$709	$301
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	2.25	%***	2.15%	2.35%	2.31%	3.42%	4.66	%***
After expense reimbursement and earnings credits	1.85	%***	1.85%	1.85%	1.85%	1.85%	1.85	%***
Ratio of net investment income to average net assets	0.41	%***	0.32%	0.34%	0.11%	0.58%	0.09	%***
Portfolio turnover	20%		41%	49%	170%	59%	39%

  *  For the periods December 7, 2001 and November 8, 2001 (commencement of issuance) for Class A and Class B, respectively, through June 30, 2002.

  **  The net investment income per share data was determined by using average shares outstanding throughout the period.

  ***  Annualized.

  †  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

  #  Amount represents less than $0.005 per share.

See accompanying notes to financial statements.

UBS U.S. Large Cap Value Equity Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Six months ended December 31, 2006		Year ended June 30,				For the period ended
Class C	(unaudited)		2006	2005	2004	2003	June 30, 2002*
Net asset value, beginning of period	$10.34		$10.30	$11.00	$9.22	$9.33	$9.73
Income (loss) from investment operations:
Net investment income**	0.02		0.03	0.04	0.01	0.05	0.00	#
Net realized and unrealized gain (loss) from investment activities	1.32		1.10	1.20	1.77	(0.07)	(0.40)
Total income (loss) from investment operations	1.34		1.13	1.24	1.78	(0.02)	(0.40)
Less dividends/distributions:
From net investment income	(0.02)		(0.04)	(0.02)	(0.00)#	(0.03)	—
From net realized gains	(0.93)		(1.05)	(1.92)	—	(0.06)	—
Total dividends/distributions	(0.95)		(1.09)	(1.94)	(0.00)	(0.09)	—
Net asset value, end of period	$10.73		$10.34	$10.30	$11.00	$9.22	$9.33
Total investment return†	12.98%		11.26%	11.62%	19.34%	(0.13)%	(4.11)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$15,746		$15,683	$17,235	$19,530	$1,025	$234
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	2.10	%***	2.08%	2.19%	2.17%	3.04%	4.58	%***
After expense reimbursement and earnings credits	1.85	%***	1.85%	1.85%	1.85%	1.85%	1.85	%***
Ratio of net investment income to average net assets	0.40	%***	0.32%	0.34%	0.11%	0.58%	0.05	%***
Portfolio turnover	20%		41%	49%	170%	59%	39%
	Six months ended December 31, 2006		Year ended June 30,				For the period ended
Class Y	(unaudited)		2006	2005	2004	2003	June 30, 2002*
Net asset value, beginning of period	$10.58		$10.52	$11.22	$9.33	$9.38	$10.00
Income (loss) from investment operations:
Net investment income**	0.08		0.14	0.14	0.11	0.13	0.11
Net realized and unrealized gain (loss) from investment activities	1.36		1.12	1.24	1.80	(0.06)	(0.73)
Total income (loss) from investment operations	1.44		1.26	1.38	1.91	0.07	(0.62)
Less dividends/distributions:
From net investment income	(0.14)		(0.15)	(0.16)	(0.02)	(0.06)	—
From net realized gains	(0.93)		(1.05)	(1.92)	—	(0.06)	—
Total dividends/distributions	(1.07)		(1.20)	(2.08)	(0.02)	(0.12)	—
Net asset value, end of period	$10.95		$10.58	$10.52	$11.22	$9.33	$9.38
Total investment return†	13.63%		12.37%	12.74%	20.49%	0.89%	(6.20)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$7,742		$7,172	$5,760	$4,516	$4,790	$2,819
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	1.08	%***	1.06%	1.13%	1.27%	2.62%	3.15	%***
After expense reimbursement and earnings credits	0.85	%***	0.85%	0.85%	0.85%	0.85%	0.85	%***
Ratio of net investment income to average net assets	1.40	%***	1.32%	1.34%	1.10%	1.58%	1.13	%***
Portfolio turnover	20%		41%	49%	170%	59%	39%

  *  For the periods December 12, 2001 and June 29, 2001 (commencement of issuance) for Class C and Class Y, respectively, through June 30, 2002.

  **  The net investment income per share data was determined by using average shares outstanding throughout the period.

  ***  Annualized.

  †  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

  ‡  Amount represents less than 0.005%.

  #  Amount represents less than $0.005 per share.

See accompanying notes to financial statements.

UBS U.S. Mid Cap Growth Equity Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Class A	Six months ended December 31, 2006 (unaudited)		For the period ended June 30, 2006*
Net asset value, beginning of period	$9.60		$10.15
Income (loss) from investment operations:
Net investment loss**	(0.04)		(0.02)
Net realized and unrealized gain (loss) from investment activities	0.43		(0.53)
Total income (loss) from investment operations	0.39		(0.55)
Net asset value, end of period	$9.99		$9.60
Total investment return†	4.06%		(5.42)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$205		$162
Ratio of expenses to average net assets:
Before expense reimbursement	5.17	%***	6.59	%***
After expense reimbursement	1.45	%***	1.45	%***
Ratio of net investment loss to average net assets	(0.91	)%***	(0.87	)%***
Portfolio turnover	43%		12%

  *  For the period March 31, 2006 (commencent of issuance) through June 30, 2006.

  **  The net investment loss per share data was determined by using average shares outstanding throughout the period.

  ***  Annualized.

  †  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

UBS U.S. Mid Cap Growth Equity Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Class C	Six months ended December 31, 2006 (unaudited)		For the period ended June 30, 2006*
Net asset value, beginning of period	$9.58		$10.41
Income (loss) from investment operations:
Net investment loss**	(0.08)		(0.03)
Net realized and unrealized gain (loss) from investment activities	0.43		(0.80)
Total income (loss) from investment operations	0.35		(0.83)
Net asset value, end of period	$9.93		$9.58
Total investment return†	3.65%		(7.97)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$65		$67
Ratio of expenses to average net assets:
Before expense reimbursement	6.22	%***	7.52	%***
After expense reimbursement	2.20	%***	2.20	%***
Ratio of net investment loss to average net assets	(1.64	)%***	(1.62	)%***
Portfolio turnover	43%		12%
Class Y	Six months ended December 31, 2006 (unaudited)		For the period ended June 30, 2006*
Net asset value, beginning of period	$9.61		$10.00
Income (loss) from investment operations:
Net investment loss**	(0.03)		(0.02)
Net realized and unrealized gain (loss) from investment activities	0.43		(0.37)
Total income (loss) from investment operations	0.40		(0.39)
Less dividends/distributions:
From net investment income	(0.01)		—
Net asset value, end of period	$10.00		$9.61
Total investment return†	4.19%		(3.90)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$5,004		$4,805
Ratio of expenses to average net assets:
Before expense reimbursement	4.86	%***	5.90	%***
After expense reimbursement	1.20	%***	1.20	%***
Ratio of net investment loss to average net assets	(0.65	)%***	(0.61	)%***
Portfolio turnover	43%		12%

  *  For the periods April 21, 2006 and March 27, 2006 (commencement of issuance of Class C and Class Y, respectively), through June 30, 2006.

  **  The net investment loss per share data was determined by using average shares outstanding throughout the period.

  ***  Annualized.

  †  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

UBS U.S. Small Cap Growth Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Six months ended December 31, 2006		Year ended June 30,
Class A	(unaudited)		2006	2005	2004	2003	2002
Net asset value, beginning of period	$14.41		$13.65	$12.41	$10.00	$9.79	$11.76
Income (loss) from investment operations:
Net investment loss**	(0.07)		(0.12)	(0.11)	(0.11)	(0.08)	(0.11)
Net realized and unrealized gain (loss) from investment activities	0.69		1.45	1.55	2.55	0.29	(1.42)
Total income (loss) from investment operations	0.62		1.33	1.44	2.44	0.21	(1.53)
Less dividends/distributions:
From net realized gains	(0.47)		(0.57)	(0.20)	(0.03)	—	(0.44)
Net asset value, end of period	$14.56		$14.41	$13.65	$12.41	$10.00	$9.79
Total investment return†	4.30%		9.88%	11.63%	24.45%	2.14%	(13.18)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$150,033		$151,731	$110,795	$73,833	$9,841	$1,789
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	1.71	%***	1.50%	1.59%	1.56%	1.71%	1.69%
After expense reimbursement and earnings credits	1.28	%***	1.28%	1.28%	1.28%	1.40%	1.40%
Ratio of net investment loss to average net assets	(0.91	)%***	(0.82)%	(0.88)%	(0.90)%	(0.90)%	(1.06)%
Portfolio turnover	22%		49%	50%	75%	69%	71%
	Six months ended December 31, 2006		Year ended June 30,				For the period ended
Class B	(unaudited)		2006	2005	2004	2003	June 30, 2002*
Net asset value, beginning of period	$13.91		$13.29	$12.17	$9.89	$9.75	$10.18
Income (loss) from investment operations:
Net investment loss**	(0.12)		(0.22)	(0.20)	(0.20)	(0.14)	(0.11)
Net realized and unrealized gain from investment activities	0.66		1.41	1.52	2.51	0.28	0.12
Total income from investment operations	0.54		1.19	1.32	2.31	0.14	0.01
Less dividends/distributions:
From net realized gains	(0.47)		(0.57)	(0.20)	(0.03)	—	(0.44)
Net asset value, end of period	$13.98		$13.91	$13.29	$12.17	$9.89	$9.75
Total investment return†	3.88%		9.09%	10.86%	23.40%	1.44%	(0.11)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$4,150		$5,598	$9,592	$11,683	$1,132	$656
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	2.38	%***	2.39%	2.53%	2.55%	2.47%	2.46	%***
After expense reimbursement and earnings credits	2.03	%***	2.03%	2.03%	2.03%	2.15%	2.15	%***
Ratio of net investment loss to average net assets	(1.66	)%***	(1.57)%	1.63%	(1.62)%	(1.65)%	(1.62	)%***
Portfolio turnover	22%		49%	50%	75%	69%	71%

  *  For the period November 7, 2001 (commencement of issuance) through June 30, 2002.

  **  The net investment loss per share data was determined by using average shares outstanding throughout the period.

  ***  Annualized.

  †  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

UBS U.S. Small Cap Growth Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Six months ended December 31, 2006		Year ended June 30,				For the period ended
Class C	(unaudited)		2006	2005	2004	2003	June 30, 2002*
Net asset value, beginning of period	$13.89		$13.28	$12.16	$9.88	$9.74	$10.37
Income (loss) from investment operations:
Net investment loss**	(0.12)		(0.22)	(0.20)	(0.20)	(0.14)	(0.10)
Net realized and unrealized gain (loss) from investment activities	0.66		1.40	1.52	2.51	0.28	(0.09)
Total income (loss) from investment operations	0.54		1.18	1.32	2.31	0.14	(0.19)
Less dividends/distributions:
From net realized gains	(0.47)		(0.57)	(0.20)	(0.03)	—	(0.44)
Net asset value, end of period	$13.96		$13.89	$13.28	$12.16	$9.88	$9.74
Total investment return†	3.88%		9.02%	10.87%	23.43%	1.44%	(2.04)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$7,766		$8,329	$8,661	$9,580	$757	$410
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	2.31	%***	2.31%	2.45%	2.54%	2.47%	2.46	%***
After expense reimbursement and earnings credits	2.03	%***	2.03%	2.03%	2.03%	2.15%	2.15	%***
Ratio of net investment loss to average net assets	(1.66	)%***	(1.57)%	(1.63)%	(1.63)%	(1.65)%	(1.59	)%***
Portfolio turnover	22%		49%	50%	75%	69%	71%
	Six months ended December 31, 2006		Year ended June 30,
Class Y	(unaudited)		2006	2005	2004	2003	2002
Net asset value, beginning of period	$14.75		$13.93	$12.63	$10.15	$9.92	$11.86
Income (loss) from investment operations:
Net investment loss**	(0.05)		(0.08)	(0.08)	(0.08)	(0.06)	(0.09)
Net realized and unrealized gain (loss) from investment activities	0.71		1.47	1.58	2.59	0.29	(1.41)
Total income (loss) from investment operations	0.66		1.39	1.50	2.51	0.23	(1.50)
Less dividends/distributions:
From net realized gains	(0.47)		(0.57)	(0.20)	(0.03)	—	(0.44)
Net asset value, end of period	$14.94		$14.75	$13.93	$12.63	$10.15	$9.92
Total investment return†	4.47%		10.12%	11.90%	24.78%	2.32%	(12.90)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$281,076		$269,696	$146,725	$91,406	$39,785	$36,318
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	1.16	%***	1.13%	1.14%	1.21%	1.49%	1.41%
After expense reimbursement and earnings credits	1.03	%***	1.03%	1.03%	1.03%	1.15%	1.15%
Ratio of net investment loss to average net assets	(0.66	)%***	(0.57)%	(0.63)%	(0.66)%	(0.66)%	(0.81)%
Portfolio turnover	22%		49%	50%	75%	69%	71%

  *  For the period November 19, 2001 (commencement of issuance) through June 30, 2002.

  **  The net investment loss per share data was determined by using average shares outstanding throughout the period.

  ***  Annualized.

  †  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

UBS Absolute Return Bond Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Class A	Six months ended December 31, 2006 (unaudited)		For the year ended June 30, 2006	For the period ended June 30, 2005*
Net asset value, beginning of period	$10.14		$9.98	$10.00
Income (loss) from investment operations:
Net investment income**	0.16		0.28	0.03
Net realized and unrealized gain (loss) from investment activities	0.18		0.18	(0.02)
Total income from investment operations	0.34		0.46	0.01
Less dividends/distributions:
From net investment income and net foreign currency gains	(0.27)		(0.29)	(0.03)
From net realized gains	(0.08)		(0.01)	—
Total dividends/distributions	(0.35)		(0.30)	(0.03)
Net asset value, end of period	$10.13		$10.14	$9.98
Total investment return†	2.54%		4.65%	0.06%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$259,864		$212,983	$105,373
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment and earnings credits	0.93	%***	0.96%	1.31	%***
After expense reimbursement/recoupment and earnings credits	0.93	%***	0.99%	1.00	%***
Ratio of net investment income to average net assets	3.17	%***	2.78%	1.75	%***
Portfolio turnover	19%		96%	22%
Class C	Six months ended December 31, 2006 (unaudited)		For the year ended June 30, 2006	For the period ended June 30, 2005*
Net asset value, beginning of period	$10.14		$9.98	$10.00
Income (loss) from investment operations:
Net investment income**	0.14		0.24	0.02
Net realized and unrealized gain (loss) from investment activities	0.17		0.18	(0.02)
Total income from investment operations	0.31		0.42	0.00
Less dividends/distributions:
From net investment income and net foreign currency gains	(0.24)		(0.25)	(0.02)
From net realized gains	(0.08)		(0.01)	—
Total dividends/distributions	(0.32)		(0.26)	(0.02)
Net asset value, end of period	$10.13		$10.14	$9.98
Total investment return†	2.36%		4.30%	0.01%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$38,947		$30,618	$16,973
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment and earnings credits	1.30	%***	1.32%	1.68	%***
After expense reimbursement/recoupment and earnings credits	1.31	%***	1.35%	1.35	%***
Ratio of net investment income to average net assets	2.79	%***	2.42%	1.40	%***
Portfolio turnover	19%		96%	22%

  *  For the period April 27, 2005 (commencement of issuance) through June 30, 2005.

  **  The net investment income per share data was determined by using average shares outstanding throughout the period.

  ***  Annualized.

  †  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

UBS Absolute Return Bond Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Class Y	Six months ended December 31, 2006 (unaudited)		For the year ended June 30, 2006	For the period ended June 30, 2005*
Net asset value, beginning of period	$10.15		$9.98	$10.00
Income (loss) from investment operations:
Net investment income**	0.17		0.30	0.03
Net realized and unrealized gain (loss) from investment activities	0.19		0.19	(0.02)
Total income from investment operations	0.36		0.49	0.01
Less dividends/distributions:
From net investment income and net foreign currency gains	(0.29)		(0.31)	(0.03)
From net realized gains	(0.08)		(0.01)	—
Total dividends/distributions	(0.37)		(0.32)	(0.03)
Net asset value, end of period	$10.14		$10.15	$9.98
Total investment return†	2.63%		4.94%	0.09%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$243,229		$232,208	$20,004
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment and earnings credits	0.73	%***	0.77%	1.11	%***
After expense reimbursement/recoupment and earnings credits	0.73	%***	0.77%	0.85	%***
Ratio of net investment income to average net assets	3.37	%***	3.00%	1.90	%***
Portfolio turnover	19%		96%	22%

  *  For the period April 27, 2005 (commencement of issuance) through June 30, 2005.

  **  The net investment income per share data was determined by using average shares outstanding throughout the period.

  ***  Annualized.

  †  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

UBS Global Bond Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Six months ended December 31, 2006		Year ended June 30,
Class A	(unaudited)		2006	2005	2004	2003	2002*
Net asset value, beginning of period	$9.50		$9.83	$9.87	$10.24	$9.01	$8.58
Income (loss) from investment operations:
Net investment income**	0.13		0.19	0.17	0.19	0.24	0.17
Net realized and unrealized gain (loss) from investment activities	0.28		(0.15)	0.34	0.35	1.21	0.43
Total income from investment operations	0.41		0.04	0.51	0.54	1.45	0.60
Less dividends/distributions:
From net investment income and net foreign currency gains	(0.27)		(0.37)	(0.55)	(0.91)	(0.22)	—
From return of capital	—		—	—	—	—	(0.17)
Total dividends/distributions	(0.27)		(0.37)	(0.55)	(0.91)	(0.22)	(0.17)
Net asset value, end of period	$9.64		$9.50	$9.83	$9.87	$10.24	$9.01
Total investment return†	2.67%		0.51%	5.05%	5.21%	16.34%	7.18%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$15,550		$15,546	$16,701	$14,610	$11,659	$1,925
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	1.34	%***	1.48%	1.48%	1.55%	1.53%	1.49%
After expense reimbursement and earnings credits	1.15	%***	1.15%	1.15%	1.15%	1.15%	1.15%
Ratio of net investment income to average net assets	2.64	%***	1.97%	1.65%	1.84%	2.44%	3.06%
Portfolio turnover	43%		114%	112%	186%	145%	157%
	Six months ended December 31, 2006		Year ended June 30,				For the period ended
Class B	(unaudited)		2006	2005	2004	2003	June 30, 2002*
Net asset value, beginning of period	$9.52		$9.85	$9.88	$10.25	$9.01	$8.35
Income (loss) from investment operations:
Net investment income**	0.09		0.12	0.09	0.11	0.16	0.11
Net realized and unrealized gain (loss) from investment activities	0.25		(0.15)	0.35	0.35	1.23	0.69
Total income (loss) from investment operations	0.34		(0.03)	0.44	0.46	1.39	0.80
Less dividends/distributions:
From net investment income and net foreign currency gains	(0.20)		(0.30)	(0.47)	(0.83)	(0.15)	—
From return of capital	—		—	—	—	—	(0.14)
Total dividends/distributions	(0.20)		(0.30)	(0.47)	(0.83)	(0.15)	(0.14)
Net asset value, end of period	$9.66		$9.52	$9.85	$9.88	$10.25	$9.01
Total investment return†	2.28%		(0.26)%	4.29%	4.38%	15.61%	9.67%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$409		$420	$1,153	$1,536	$1,755	$392
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	2.16	%***	2.25%	2.30%	2.33%	2.30%	2.25	%***
After expense reimbursement and earnings credits	1.90	%***	1.90%	1.90%	1.90%	1.90%	1.90	%***
Ratio of net investment income to average net assets	1.89	%***	1.22%	0.90%	1.09%	1.69%	2.29	%***
Portfolio turnover	43%		114%	112%	186%	145%	157%

  *  On July 2, 2001, Class A was fully liquidated. For the period November 5, 2001 and November 26, 2001 (commencement of reissuance and issuance for Class A and B, respectively) through June 30, 2002.

  **  The net investment income per share data was determined by using average shares outstanding throughout the period.

  ***  Annualized.

  †  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

UBS Global Bond Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Six months ended December 31, 2006		Year ended June 30,			For the period ended
Class C	(unaudited)		2006	2005	2004	June 30, 2003*
Net asset value, beginning of period	$9.47		$9.81	$9.85	$10.23	$9.00
Income (loss) from investment operations:
Net investment income**	0.10		0.14	0.12	0.14	0.19
Net realized and unrealized gain (loss) from investment activities	0.27		(0.15)	0.35	0.34	1.22
Total income (loss) from investment operations	0.37		(0.01)	0.47	0.48	1.41
Less dividends/distributions:
From net investment income and net foreign currency gains	(0.22)		(0.33)	(0.51)	(0.86)	(0.18)
Net asset value, end of period	$9.62		$9.47	$9.81	$9.85	$10.23
Total investment return†	2.52%		(0.09)%	4.60%	4.64%	15.84%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$1,583		$2,426	$3,081	$3,451	$3,198
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	1.79	%***	1.88%	1.92%	1.99%	2.01	%***
After expense reimbursement and earnings credits	1.65	%***	1.65%	1.65%	1.65%	1.65	%***
Ratio of net investment income to average net assets	2.14	%***	1.47%	1.15%	1.34%	1.94	%***
Portfolio turnover	43%		114%	112%	186%	145%

	Six months ended December 31, 2006		Year ended June 30,
Class Y	(unaudited)		2006	2005	2004	2003	2002
Net asset value, beginning of period	$10.51		$10.84	$10.83	$11.16	$9.79	$8.57
Income (loss) from investment operations:
Net investment income**	0.15		0.23	0.21	0.23	0.28	0.31
Net realized and unrealized gain (loss) from investment activities	0.32		(0.17)	0.38	0.38	1.33	1.09
Total income from investment operations	0.47		0.06	0.59	0.61	1.61	1.40
Less dividends/distributions:
From net investment income and net foreign currency gains	(0.29)		(0.39)	(0.58)	(0.94)	(0.24)	—
From return of capital	—		—	—	—	—	(0.18)
Total distributions	(0.29)		(0.39)	(0.58)	(0.94)	(0.24)	(0.18)
Net asset value, end of period	$10.69		$10.51	$10.84	$10.83	$11.16	$9.79
Total investment return†	2.91%		0.65%	5.36%	5.43%	16.72%	16.57%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$90,693		$80,536	$52,345	$41,016	$35,484	$34,421
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	1.02	%***	1.16%	1.16%	1.24%	1.32%	1.17%
After expense reimbursement and earnings credits	0.90	%***	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income to average net assets	2.89	%***	2.22%	1.90%	2.09%	2.69%	3.41%
Portfolio turnover	43%		114%	112%	186%	145%	157%

  *  For the period July 2, 2002 (commencement of issuance) through June 30, 2003.

  **  The net investment income per share data was determined by using average shares outstanding throughout the period.

  ***  Annualized.

  †  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

UBS High Yield Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Six months ended December 31, 2006		Year ended June 30,
Class A	(unaudited)		2006	2005	2004	2003	2002
Net asset value, beginning of period	$6.89		$7.14	$7.06	$6.84	$6.36	$7.87
Income (loss) from investment operations:
Net investment income**	0.26		0.55	0.57	0.58	0.56	0.76
Net realized and unrealized gain (loss) from investment activities	0.42		(0.24)	0.10	0.22	0.50	(0.96)
Total income (loss) from investment operations	0.68		0.31	0.67	0.80	1.06	(0.20)
Less dividends/distributions:
From net investment income	(0.55)		(0.56)	(0.59)	(0.58)	(0.58)	(1.31)
Net asset value, end of period	$7.02		$6.89	$7.14	$7.06	$6.84	$6.36
Total investment return†	5.89%		4.48%	9.66%	12.15%	17.70%	(3.01)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$53,403		$51,121	$66,677	$72,614	$76,309	$65,832
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	1.31	%***	1.37%	1.28%	1.31%	1.29%	1.26%
After expense reimbursement and earnings credits	1.20	%***	1.20%	1.20%	1.20%	0.95%	0.95%
Ratio of net investment income to average net assets	7.52	%***	7.86%	7.83%	8.27%	8.72%	11.02%
Portfolio turnover	15%		64%	61%	80%	71%	120%
	Six months ended December 31, 2006		Year ended June 30,				For the period ended
Class B	(unaudited)		2006	2005	2004	2003	June 30, 2002*
Net asset value, beginning of period	$6.89		$7.14	$7.06	$6.83	$6.35	$7.02
Income (loss) from investment operations:
Net investment income**	0.24		0.50	0.51	0.53	0.51	0.45
Net realized and unrealized gain (loss) from investment activities	0.39		(0.25)	0.10	0.23	0.50	(0.61)
Total income (loss) from investment operations	0.63		0.25	0.61	0.76	1.01	(0.16)
Less dividends/distributions:
From net investment income	(0.49)		(0.50)	(0.53)	(0.53)	(0.53)	(0.51)
Net asset value, end of period	$7.03		$6.89	$7.14	$7.06	$6.83	$6.35
Total investment return†	5.63%		3.69%	8.79%	11.48%	16.83%	(2.70)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$2,191		$2,497	$3,945	$7,844	$13,130	$15,692
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	2.07	%***	2.09%	1.99%	2.05%	2.05%	2.05	%***
After expense reimbursement and earnings credits	1.95	%***	1.95%	1.95%	1.95%	1.70%	1.70	%***
Ratio of net investment income to average net assets	6.77	%***	7.11%	7.08%	7.53%	7.97%	10.23	%***
Portfolio turnover	15%		64%	61%	80%	71%	120%

  *  For the period November 7, 2001 (commencement of issuance) through June 30, 2002.

  **  The net investment income per share data was determined by using average shares outstanding throughout the period.

  ***  Annualized.

  †  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

UBS High Yield Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Six months ended December 31, 2006		Year ended June 30,				For the period ended
Class C	(unaudited)		2006	2005	2004	2003	June 30, 2002*
Net asset value, beginning of period	$6.89		$7.14	$7.06	$6.84	$6.35	$7.02
Income (loss) from investment operations:
Net investment income**	0.25		0.52	0.53	0.55	0.53	0.46
Net realized and unrealized gain (loss) from investment activities	0.39		(0.25)	0.10	0.22	0.51	(0.61)
Total income (loss) from investment operations	0.64		0.27	0.63	0.77	1.04	(0.15)
Less dividends/distributions:
From net investment income	(0.51)		(0.52)	(0.55)	(0.55)	(0.55)	(0.52)
Net asset value, end of period	$7.02		$6.89	$7.14	$7.06	$6.84	$6.35
Total investment return†	5.62%		3.95%	9.09%	11.59%	17.29%	(2.54)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$11,968		$12,177	$15,389	$17,499	$18,969	$17,947
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	1.81	%***	1.86%	1.79%	1.82%	1.79%	1.79	%***
After expense reimbursement and earnings credits	1.70	%***	1.70%	1.70%	1.70%	1.45%	1.45	%***
Ratio of net investment income to average net assets	7.02	%***	7.36%	7.33%	7.78%	8.22%	10.49	%***
Portfolio turnover	15%		64%	61%	80%	71%	120%
	Six months ended December 31, 2006		Year ended June 30,
Class Y	(unaudited)		2006	2005	2004	2003	2002
Net asset value, beginning of period	$6.92		$7.17	$7.10	$6.87	$6.38	$7.90
Income (loss) from investment operations:
Net investment income**	0.27		0.57	0.59	0.61	0.58	0.81
Net realized and unrealized gain (loss) from investment activities	0.43		(0.24)	0.09	0.23	0.50	(1.01)
Total income (loss) from investment operations	0.70		0.33	0.68	0.84	1.08	(0.20)
Less dividends/distributions:
From net investment income	(0.56)		(0.58)	(0.61)	(0.61)	(0.59)	(1.32)
Net asset value, end of period	$7.06		$6.92	$7.17	$7.10	$6.87	$6.38
Total investment return†	6.14%		4.72%	9.82%	12.66%	18.08%	(2.98)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$40,931		$33,015	$30,277	$48,038	$71,819	$40,120
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	1.00	%***	1.06%	0.96%	0.92%	1.05%	1.02%
After expense reimbursement and earnings credits	0.95	%***	0.95%	0.95%	0.92%	0.70%	0.70%
Ratio of net investment income to average net assets	7.76	%***	8.11%	8.08%	8.55%	8.97%	11.09%
Portfolio turnover	15%		64%	61%	80%	71%	120%

  *  For the period November 7, 2001 (commencement of issuance) through June 30, 2002.

  **  The net investment income per share data was determined by using average shares outstanding throughout the period.

  ***  Annualized.

  †  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

UBS U.S. Bond Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Six months ended December 31, 2006		Year ended June 30,
Class A	(unaudited)		2006	2005	2004	2003	2002
Net asset value, beginning of period	$10.27		$10.73	$10.56	$10.99	$10.51	$10.33
Income (loss) from investment operations:
Net investment income**	0.18		0.40	0.39	0.39	0.42	0.53
Net realized and unrealized gain (loss) from investment activities	0.47		(0.42)	0.20	(0.37)	0.52	0.32
Total income (loss) from investment operations	0.65		(0.02)	0.59	0.02	0.94	0.85
Less dividends/distributions:
From net investment income	(0.43)		(0.44)	(0.42)	(0.45)	(0.46)	(0.67)
Net increase from payment by Advisor	0.00	#	—	—	—	—	—
Net asset value, end of period	$10.49		$10.27	$10.73	$10.56	$10.99	$10.51
Total investment return†	4.22%		(0.07)%	5.72%	0.18%	9.17%	8.41%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$32,719		$31,285	$34,282	$31,420	$31,337	$18,558
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	1.06	%***	1.07%	1.19%	1.11%	1.04%	1.21%
After expense reimbursement and earnings credits	0.85	%***	0.85%	0.85%	0.85%	0.85%	0.86	%††
Ratio of net investment income to average net assets	3.39	%***	3.79%	3.61%	3.58%	3.89%	5.03%
Portfolio turnover	80%		229%	174%	137%	180%	452%
	Six months ended December 31, 2006		Year ended June 30,				For the period ended
Class B	(unaudited)		2006	2005	2004	2003	June 30, 2002*
Net asset value, beginning of period	$10.28		$10.74	$10.56	$10.97	$10.50	$10.76
Income (loss) from investment operations:
Net investment income**	0.14		0.32	0.31	0.30	0.34	0.29
Net realized and unrealized gain (loss) from investment activities	0.43		(0.42)	0.21	(0.36)	0.52	(0.22)
Total income (loss) from investment operations	0.57		(0.10)	0.52	(0.06)	0.86	0.07
Less dividends/distributions:
From net investment income	(0.35)		(0.36)	(0.34)	(0.35)	(0.39)	(0.33)
Net increase from payment by Advisor	0.00	#	—	—	—	—	—
Net asset value, end of period	$10.50		$10.28	$10.74	$10.56	$10.97	$10.50
Total investment return†	3.93%		(0.93)%	4.96%	(0.55)%	8.30%	0.70%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$741		$808	$1,620	$2,043	$3,646	$1,405
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	1.88	%***	1.83%	2.00%	2.00%	1.79%	1.96	%***
After expense reimbursement and earnings credits	1.60	%***	1.60%	1.60%	1.60%	1.60%	1.60	%***
Ratio of net investment income to average net assets	2.66	%***	3.04%	2.86%	2.82%	3.14%	4.29	%***
Portfolio turnover	80%		229%	174%	137%	180%	452%

  *  For the period November 6, 2001 (commencement of issuance) through June 30, 2002.

  **  The net investment income per share data was determined by using average shares outstanding throughout the period.

  ***  Annualized.

  †  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

  ††  The ratio of net operating expenses to average net assets for Class A was 0.85%.

  #  Amount represents less than $0.005 per share.

See accompanying notes to financial statements.

UBS U.S. Bond Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Six months ended December 31, 2006		Year ended June 30,				For the period ended
Class C	(unaudited)		2006	2005	2004	2003	June 30, 2002*
Net asset value, beginning of period	$10.26		$10.72	$10.55	$10.98	$10.50	$10.77
Income (loss) from investment operations:
Net investment income**	0.15		0.34	0.33	0.33	0.37	0.31
Net realized and unrealized gain (loss) from investment activities	0.45		(0.41)	0.22	(0.37)	0.52	(0.24)
Total income (loss) from investment operations	0.60		(0.07)	0.55	(0.04)	0.89	0.07
Less dividends/distributions:
From net investment income	(0.38)		(0.39)	(0.38)	(0.39)	(0.41)	(0.34)
Net increase from payment by Advisor	0.00	#	—	—	—	—	—
Net asset value, end of period	$10.48		$10.26	$10.72	$10.55	$10.98	$10.50
Total investment return†	4.07%		(0.67)%	5.25%	(0.37)%	8.65%	0.72%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$1,551		$1,530	$2,068	$2,195	$3,164	$1,143
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	1.58	%***	1.56%	1.64%	1.65%	1.54%	1.61	%***
After expense reimbursement and earnings credits	1.35	%***	1.35%	1.35%	1.35%	1.35%	1.35	%***
Ratio of net investment income to average net assets	2.89	%***	3.29%	3.11%	3.08%	3.39%	4.58	%***
Portfolio turnover	80%		229%	174%	137%	180%	452%
	Six months ended December 31, 2006		Year ended June 30,
Class Y	(unaudited)		2006	2005	2004	2003	2002
Net asset value, beginning of period	$10.27		$10.72	$10.57	$11.01	$10.53	$10.35
Income (loss) from investment operations:
Net investment income**	0.19		0.42	0.41	0.41	0.45	0.56
Net realized and unrealized gain (loss) from investment activities	0.48		(0.41)	0.21	(0.37)	0.52	0.31
Total income from investment operations	0.67		0.01	0.62	0.04	0.97	0.87
Less dividends/distributions:
From net investment income	(0.45)		(0.46)	(0.47)	(0.48)	(0.49)	(0.69)
Net increase from payment by Advisor	0.00	#	—	—	—	—	—
Net asset value, end of period	$10.49		$10.27	$10.72	$10.57	$11.01	$10.53
Total investment return†	4.46%		0.14%	5.95%	0.40%	9.42%	8.59%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$138,225		$105,526	$109,568	$89,281	$78,807	$59,740
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	0.76	%***	0.82%	0.78%	0.80%	0.79%	0.80%
After expense reimbursement and earnings credits	0.60	%***	0.60%	0.60%	0.60%	0.60%	0.64	%††
Ratio of net investment income to average net assets	3.61	%***	4.04%	3.86%	3.83%	4.14%	5.26%
Portfolio turnover	80%		229%	174%	137%	180%	452%

  *  For the period November 8, 2001 (commencement of issuance) through June 30, 2002.

  **  The net investment income per share data was determined by using average shares outstanding throughout the period.

  ***  Annualized.

  †  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

  ††  The ratio of net operating expenses to average net assets for Class Y was 0.60%.

  #  Amount represents less than $0.005 per share.

See accompanying notes to financial statements.

The UBS Funds—Notes to financial statements

1.   Organization and significant accounting policies

The UBS Funds (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company currently offering multiple series representing separate investment portfolios. The Trust is a Delaware statutory trust organized on August 9, 1993. The trustees of the Trust have the authority to issue an unlimited number of shares of beneficial interest at a par value of $0.001 per share.

The Trust has fourteen Funds available for investment, each having its own investment objectives and policies: UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Equity Fund, UBS International Equity Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Growth Fund, UBS U.S. Large Cap Value Equity Fund, UBS U.S. Mid Cap Growth Equity Fund, UBS U.S. Small Cap Growth Fund, UBS Absolute Return Bond Fund, UBS Global Bond Fund, UBS High Yield Fund and UBS U.S. Bond Fund (each a "Fund", and collectively, the "Funds").

Each of the Funds is classified as a "diversified" investment company with the exception of UBS Dynamic Alpha Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Large Cap Growth Fund, UBS Absolute Return Bond Fund and UBS Global Bond Fund which are classified as "non-diversified" for purposes of the 1940 Act. Each Fund currently offer Class A, Class B, Class C and Class Y shares, except for UBS Absolute Return Bond Fund, UBS U.S. Equity Alpha Fund and UBS U.S. Mid Cap Growth Equity Fund, which offer Class A, Class C, and Class Y. Each class represents interests in the same assets of the applicable Fund and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class A shares within a certain number of years after issuance which varies depending upon the amount invested. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan, if any. Class Y shares have no service or distribution plan.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations or that provide general indemnification for certain liabilities. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The preparation of financial statements in accordance with US generally accepted accounting principles requires the Trust's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A:   Investment valuation: Each Fund calculates its net asset value based on the current market value for its portfolio securities. The Funds normally obtain market values for their securities from independent pricing sources. Independent pricing sources may use last reported sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on US and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. Certain funds may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign

The UBS Funds—Notes to financial statements

markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security is valued at a "fair value," that value is likely to be different from the last quoted market price for the security. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the investment manager of the Funds. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees (the "Board"). Various factors may be reviewed in order to make a good faith determination of a security's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities; and the evaluation of forces which influence the market in which the securities are purchased and sold. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company.

Certain securities in which the Funds invest are traded in markets that close before 4:00 p.m. Eastern Time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m. Eastern Time will not be reflected in the Fund's NAV. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund's securities, the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities as of 4:00 p.m. Eastern Time.

Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of December 31, 2006, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosure will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the "Statement of operations" for a fiscal period.

B.  Restricted securities

The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each Fund's "Schedule of investments."

C.   Foreign currency translation: Investment securities and other assets and liabilities denominated in foreign currencies are translated daily into US dollars using foreign currency exchange rates determined as of the close of regular trading on the New York Stock Exchange. Purchases and sales of portfolio securities, commitments under forward foreign currency contracts and income receipts are translated at the prevailing exchange rate as of the date of each transaction. Realized and unrealized foreign exchange gains or losses on

The UBS Funds—Notes to financial statements

investments are included as a component of net realized and unrealized gain or loss on foreign forward currency contracts and foreign currency transactions in the Statements of operations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with US federal income tax regulations.

D.  Investment transactions, investment income and expenses: Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income is recorded on the ex-dividend date ("ex-date") except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day after adjusting for current capital share activity of the respective classes. Class specific expenses are charged directly to the applicable class of shares.

E.   Forward foreign currency contracts: A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the US dollar and the potential inability of the counterparty to meet the terms of the contract. The Funds may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to manage currency risk.

A Fund will only enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Fund enters into a forward contract to sell an amount of foreign currency, the Fund's custodian or sub-custodian will place assets in a segregated account of the Fund in an amount not less than the value of the Fund's total assets committed to the consumption of such forward contracts. If the assets placed in the account decline, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

The unrealized gain, if any, represents the credit risk to each Fund on a forward foreign currency contract. Fluctuations in the value of the open forward foreign currency contracts are recorded daily for book purposes as net unrealized gains or losses on foreign forward currency contracts by the Funds. Realized gains and losses include net gains and losses recognized by the Funds on contracts which have been sold or matured.

F.   Futures contracts: The Funds may purchase or sell exchange-traded futures contracts, which are contracts that obligate the Funds to make or take delivery of a financial instrument or the cash value of a securities index at a specified future date at a specified price. The Funds may enter into such contracts to hedge a portion of their portfolio or to equitize cash. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. Upon entering into a futures contract, the Funds are required to deposit with a broker either cash and/or liquid securities (initial margin). Subsequent payments (variation margin) are made or received by the Funds, generally on a daily basis. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains or losses. The Funds will recognize a realized gain or loss when the contract is closed or expires. The Statements of operations reflect net realized and net unrealized gains and losses on these contracts.

The UBS Funds—Notes to financial statements

G.   Securities traded on to-be-announced basis: Certain Funds may from time to time purchase, or sell short, securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities or other liquid high grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At December 31, 2006 the UBS Dynamic Alpha Fund and UBS Absolute Return Bond sold short TBA securities with total proceeds of $4,702,922 and $26,737,232, respectively.

H.   Swap agreements: The Funds (except for UBS Global Equity Fund, UBS International Equity Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Growth Fund, UBS U.S. Small Cap Growth Fund and UBS High Yield Fund) may engage in swaps, including but not limited to interest rate, currency, credit default and equity swaps. A Fund expects to enter into these transactions to preserve a return or spread on a particular investment or portion of the portfolio's duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Certain Funds may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Credit default swap agreements involve commitments to pay interest and principal in the event of a default of a security. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, the Fund typically would receive full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk and credit risk.

The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Funds will be less favorable than it would have been if this investment technique was never used. Swaps do not involve the delivery of securities or other underlying assets or principal, and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, a Fund's risk of loss will consist of the net amount of interest payments that the Fund is contractually entitled to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap contract in evaluating potential credit risk.

The Funds will accrue for interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the Statements of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the Statements of

The UBS Funds—Notes to financial statements

operations. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of swaps.

At December 31, 2006, UBS Dynamic Alpha Fund and UBS U.S. Bond Fund had outstanding interest rate swap contracts with the following terms:

UBS Dynamic Alpha Fund
			Rate type
Notional amount		Termination dates	Payments made by the Fund		Payments received by the Fund		Unrealized appreciation/ (depreciation)
CHF	45,000,000	05/09/15	2.3725%		2.2000	%+	$578,900
CHF	20,000,000	05/19/16	3.1850		2.2000+		(837,473)
CHF	25,000,000	10/27/15	2.2675		2.2000+		778,612
CHF	20,000,000	12/19/15	2.5600		2.2000+		266,119
CHF	45,000,000	03/2/16	2.5625		2.2000+		51,357
CHF	10,000,000	07/05/16	3.180		2.2000+		(328,956)
CHF	67,000,000	09/18/16	2.8188		2.2000+		(317,520)
CHF	82,500,000	12/13/16	2.7550		2.2000+		153,636
GBP	41,000,000	11/02/21	3.0850		—	@	278,282
GBP	47,000,000	11/02/21	4.7550		5.4300++		(1,674,134)
GBP	62,300,000	12/09/35	—	@	3.1450		1,718,749
GBP	80,000,000	12/09/35	4.3175		5.4300++		5,374,299
GBP	42,300,000	01/19/36	—	@	3.0550		(451,435)
GBP	56,400,000	01/19/36	4.0010		5.4300++		9,587,068
GBP	10,600,000	07/03/36	—	@	3.1075		208,712
GBP	13,000,000	07/05/36	4.6525		5.4300++		(501,238)
GBP	34,000,000	11/02/36	—	@	3.0350		(186,165)
GBP	47,000,000	11/02/36	4.3380		5.4300++		1,974,275
JPY	1,600,000,000	05/09/35	2.2513		0.6306+++		481,763
JPY	675,000,000	07/12/35	2.2550		0.6306+++		170,081
JPY	1,200,000,000	10/27/35	2.4400		0.6306+++		(36,199)
JPY	700,000,000	12/19/35	2.4700		0.6306+++		(39,807)
JPY	1,000,000,000	05/19/36	2.7200		0.6306+++		(516,014)
JPY	1,500,000,000	03/02/36	2.4625		0.6306+++		(134,823)
JPY	1,100,000,000	07/05/36	2.7800		0.6306+++		(769,104)
USD	211,000,000	06/13/09	4.9980		5.3600++++		(250,814)
USD	50,000,000	12/30/11	5.0150		5.3600++++		139,606
USD	140,000,000	10/31/16	5.2530		5.3600++++		—
USD	29,500,000	12/12/16	4.9780		5.3600++++		436,643
USD	53,000,000	06/13/17	5.1470		5.3600++++		52,399
							$16,206,819

@   Zero Coupon Inflation Swap. Cash is exchanged at the end of the swap. The dollar amount to be paid/received by the Fund is based on the RPI (Retail Price Index in the UK) as published by the Office of National Statistics.

+   Rate based on 6 month LIBOR (Swiss BBA)

++   Rate based on 6 Month LIBOR (GBP BBA)

+++   Rate based on 6 month LIBOR (JPY BBA)

++++   Rate based on 3 month LIBOR (USD BBA)

BBA   British Banking Association

The UBS Funds—Notes to financial statements

Currency type abbreviations:

CHF   Swiss Franc

GBP   British Pound

JPY   Japanese Yen

USD   United States Dollar

UBS U.S. Bond Fund
			Rate type
Notional amount		Termination dates	Payments made by the Fund		Payments received by the Fund		Unrealized appreciation/ (depreciation)
USD	30,000,000	06/13/09	5.3600	%@	5.3965%		$184,041
USD	45,000,000	12/07/09	4.5810		5.3600	@	(331,950)
USD	8,000,000	06/13/17	5.5575		5.3600	@	(240,644)
USD	11,000,000	12/07/17	4.8910		5.3600	@	220,361
							$(168,192)

@   Payments made based on 3 Month LIBOR

Currency type abbreviation:

USD   United States Dollar

At December 31, 2006 UBS Dynamic Alpha Fund and UBS Absolute Return Bond Fund had outstanding credit default swap contracts with the following terms:

UBS Dynamic Alpha Fund
			Rate type
Notional amount		Termination dates	Payments made by the Fund		Payments received by the Fund		Unrealized depreciation
EUR	23,000,000	12/20/11	0.50	%*	0.00	%**	$(181,531)
EUR	23,000,000	12/20/11	0.28	*	0.00	***	(47,390)
USD	57,000,000	06/20/11	1.35	*	0.00	#	(1,485,319)
USD	111,000,000	12/20/11	1.40	*	0.00	##	(2,128,136)
USD	40,000,000	12/20/11	1.40	*	0.00	##	(745,384)
USD	29,000,000	12/20/11	0.39	*	0.00	###	(49,401)
USD	15,500,000	12/20/11	0.48	*	0.00	####	(14,276)
							$(4,651,437)

*   Payments made by the Fund are based on notional amount.

**   Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Wolters Kluwer N.V. bond 5.125% due 01/27/14.

***   Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Akzo Nobel N.V. bond 4.250% due 06/14/11.

#   Payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX.EM.5 Index.

##   Payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX.EM.6 Index.

###  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the H.J. Heinz bond 6.000% due 03/15/08.

####  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Masco Corporation bond 5.875% due 07/15/12.

Currency type abbreviations:

EUR   Euro

USD   United States Dollar

The UBS Funds—Notes to financial statements

UBS Absolute Return Bond Fund
			Rate type
Notional amount		Termination Dates	Payments made by the Fund	Payments received by the Fund	Unrealized appreciation/ (depreciation)
EUR	3,860,000	09/20/11	2.80%[1]	0.00%[2]	$(152,341)
EUR	3,700,000	09/20/11	0.57[1]	0.00[3]	(46,862)
EUR	3,740,000	09/20/11	0.25[1]	0.00[4]	(3,598)
EUR	4,000,000	06/13/17	2.80[1]	0.00[2]	124,708
USD	5,000,000	12/20/11	0.38[1]	0.00[5]	(6,307)
USD	2,700,000	12/20/11	0.48[1]	0.00[6]	(2,487)
					$(86,887)

1   Payments made by the Fund are based on the notional amount.

2   Payment will be received upon the occurrence of a succession event with respect to the iTraxx Europe Crossover Series 6 Version 1 Index.

3   Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Wolters Kluwer N.V. bond 5.125% due 01/27/14.

4   Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Akzo Nobel N.V. bond 4.25% due 06/14/11.

5  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the H.J. Heinz Company bond 6.00% due 03/15/08.

6  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Masco Corporation bond 5.875% due 07/15/12.

Currency type abbreviations:

EUR   Euro

USD   United States Dollar

I.   Option writing: Certain Funds may write (sell) put and call options on foreign or US securities indices in order to gain exposure to or protect against changes in the markets. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Funds bear the market risk of an unfavorable change in the price of the derivative instrument, security or currency underlying the written option. Exercise of an option written by a Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

Written option activity for the six months ended December 31, 2006 for UBS Dynamic Alpha Fund was as follows:

The UBS Funds—Notes to financial statements

	Number of contracts (000)	Amount of premium received
Options outstanding at June 30, 2006	2,627	$3,766,496
Options expired prior to exercise	(2,627)	(3,766,496)
Options outstanding at December 31, 2006	—	$—

Written option activity for the six months ended December 31, 2006 for UBS U.S. Bond Fund was as follows:

	Number of contracts (000)	Amount of premium received
Options outstanding at June 30, 2006	—	—
Options written	1,683	$166,463
Options expired prior to exercise	(286)	(54,631)
Options outstanding at December 31, 2006	1,397	$111,832

J.   Purchased options: Certain Funds may also purchase put and call options on foreign or US securities and indices as well as exchange-listed call options on particular market segment indices to achieve temporary exposure to a specific industry or geographic region. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, security or currency transaction to determine the realized gain or loss.

K.   Short sales: Certain Funds may enter into short sales whereby the Fund sells a security it generally does not own, in anticipation of a decline in the security's price. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized gains or losses on the Statement of operations. If the Fund shorts a security when also holding a long position in the security (a "short against the box"), as the security price declines, the short position increases in value, offsetting the long position's decrease in value. The opposite effect occurs if the security price rises. The Fund will realize a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). The Fund is liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are booked as an expense of the Fund. The Fund designates collateral consisting of cash, US government securities or other liquid assets sufficient to collateralize the market value of short positions.

L.   Dividends and distributions to shareholders: It is the Funds' policy to distribute their respective net investment income and net capital gains, if any, annually except for UBS Global Bond Fund, UBS U.S. Bond Fund and UBS High Yield Fund, which will distribute their respective net income, if any, monthly. UBS Absolute Return Bond Fund will distribute its respective net income, if any, quarterly. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends from net investment income and distributions of net capital gains are determined in accordance with income tax regulations which may differ from US generally accepted accounting principles. These "book/tax" differences

The UBS Funds—Notes to financial statements

are either considered temporary or permanent in nature. To the extent they are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Differences in dividends from net investment income per share between the classes are mainly due to service and distribution related expenses.

M.   Concentration of risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. Small capitalization ("small cap") companies may be more vulnerable than larger capitalization companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of larger capitalization companies or the market averages in general and therefore may involve greater risk than investing in larger capitalization companies. In addition, small cap companies may not be well known to the investing public, may not have institutional ownership and may have only cyclical, static or moderated growth prospects.

The ability of the issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

The UBS Funds—Notes to financial statements

2.   Investment advisory fees and other transactions with affiliates

UBS Global Asset Management (Americas) Inc. (the "Advisor"), a registered investment advisor, provides the Funds with investment management services. As compensation for these services, each Fund pays the Advisor a monthly fee, accrued daily and paid monthly, based on each Fund's respective average daily net assets in accordance with the following per annum schedule:

Fund	$0 to $500 mm	$500 mm to $1 billion	$1 billion to $1.5 billion	$1.5 billion to $2.0 billion	$2.0 billion to $3.0 billion	$3.0 billion to $6.0 billion	$6.0 billion and over
UBS Dynamic Alpha Fund	0.850%	0.800%	0.750%	0.725%	0.700%	0.700%	0.700%
UBS Global Allocation Fund	0.800	0.750	0.700	0.675	0.650	0.630	0.610
UBS International Equity Fund	0.800	0.750	0.700	0.675	0.650	0.650	0.650
UBS U.S. Equity Alpha Fund	1.000	0.900	0.850	0.850	0.850	0.850	0.850
UBS U.S. Large Cap Equity Fund	0.700	0.650	0.600	0.575	0.550	0.550	0.550
UBS U.S. Large Cap Growth Fund	0.700	0.650	0.600	0.575	0.550	0.550	0.550
UBS U.S. Large Cap Value Equity Fund	0.700	0.650	0.600	0.575	0.550	0.550	0.550
UBS U.S. Mid Cap Growth Equity Fund	0.850	0.800	0.775	0.775	0.775	0.775	0.775
UBS U.S. Small Cap Growth Fund	0.850	0.850	0.825	0.825	0.825	0.825	0.825
UBS Absolute Return Bond Fund	0.550	0.500	0.475	0.450	0.425	0.425	0.425
UBS Global Bond Fund	0.650	0.650	0.650	0.600	0.550	0.550	0.550
UBS High Yield Fund	0.600	0.550	0.525	0.525	0.525	0.525	0.525
UBS U.S. Bond Fund	0.500	0.475	0.450	0.425	0.400	0.400	0.400
	$0 to $250 mm	$250 mm to $500 mm	$500 mm to $1 billion	$1 billion and over
UBS Global Equity Fund	0.750%	0.700%	0.680%	0.650%

The UBS Funds—Notes to financial statements

The Advisor has agreed to waive its fees and/or reimburse the expenses of each Fund to the extent that total annualized operating expenses exceed a specified percentage of each Fund's respective average daily net assets. Investment advisory fees, including the dollar amount waived or reimbursed for the six months ended December 31, 2006, were as follows:

Fund	Class A expense cap	Class B expense cap	Class C expense cap	Class Y expense cap	Advisory fees	Fees waived/ expenses reimbursed
UBS Dynamic Alpha Fund	1.35%	2.10%	2.10%	1.10%	$11,095,071	—
UBS Global Allocation Fund	N/A	N/A	N/A	N/A	14,381,785	—
UBS Global Equity Fund	1.25	2.00	2.00	1.00	1,627,355	$150,296
UBS International Equity Fund	1.25	2.00	2.00	1.00	791,941	146,154
UBS U.S. Equity Alpha Fund	1.50	N/A*	2.25	1.25	319,460	19,634
UBS U.S. Large Cap Equity Fund	1.30	2.05	2.05	1.05	2,504,533	—
UBS U.S. Large Cap Growth Fund	1.05	1.80	1.80	0.80	47,228	72,578
UBS U.S. Large Cap Value Equity Fund	1.10	1.85	1.85	0.85	469,308	149,698
UBS U.S. Mid Cap Growth Equity Fund	1.45	N/A*	2.20	1.20	21,514	92,915
UBS U.S. Small Cap Growth Fund	1.28	2.03	2.03	1.03	1,874,733	520,112
UBS Absolute Return Bond Fund	1.00	N/A*	1.35	0.85	1,403,827	—
UBS Global Bond Fund	1.15	1.90	1.65	0.90	342,437	67,676
UBS High Yield Fund	1.20	1.95	1.70	0.95	320,472	46,537
UBS U.S. Bond Fund	0.85	1.60	1.35	0.60	408,013	142,549

*   UBS U.S. Equity Alpha Fund, UBS U.S. Mid Cap Growth Equity Fund and UBS Absolute Return Bond Fund do not offer Class B shares.

Each Fund will reimburse the Advisor for expenses it reimburses for a period three years following such expense reimbursements, to the extent such reimbursements will not cause a Fund to exceed any applicable expense limit for the Fund. The expenses waived for the six months ended December 31, 2006 are subject to repayment through June 30, 2010.

The UBS Funds—Notes to financial statements

At December 31, 2006, the following Funds had remaining fee waivers and expense reimbursements subject to repayment to the Advisor and respective dates of expiration as follows:

Fund	Fee waivers/ expense reimbursements subject to repayment	Expires June 30, 2007	Expires June 30, 2008	Expires June 30, 2009	Expires June 30, 2010
UBS Global Equity Fund—Class A	$685,562	$238,725	$157,744	$194,727	$94,366
UBS Global Equity Fund—Class B	853,567	390,500	271,790	174,443	17,833
UBS Global Equity Fund—Class C	577,396	254,518	155,224	124,069	43,584
UBS Global Equity Fund—Class Y	84,346	30,193	48,718	5,435	—
UBS International Equity Fund—Class A	125,511	14,581	49,413	46,598	14,920
UBS International Equity Fund—Class B	8,436	3,430	2,359	1,711	936
UBS International Equity Fund—Class C	10,770	3,052	2,511	3,364	1,842
UBS International Equity Fund—Class Y	804,209	229,989	197,472	248,292	128,456
UBS U.S. Equity Alpha Fund—Class A	15,196	—	—	—	15,196
UBS U.S. Equity Alpha Fund—Class C	4,431	—	—	—	4,431
UBS U.S. Equity Alpha Fund—Class Y	7	—	—	—	7
UBS U.S. Large Cap Growth Fund— Class A	187,144	29,595	51,018	69,987	36,544
UBS U.S. Large Cap Growth Fund— Class B	22,141	6,094	7,933	5,968	2,146
UBS U.S. Large Cap Growth Fund— Class C	27,492	5,873	8,401	8,261	4,957
UBS U.S. Large Cap Growth Fund— Class Y	206,587	50,726	71,839	55,091	28,931
UBS U.S. Large Cap Value Equity Fund—Class A	869,017	211,954	312,029	226,959	118,075
UBS U.S. Large Cap Value Equity Fund—Class B	125,546	69,108	42,951	9,897	3,590
UBS U.S. Large Cap Value Equity Fund—Class C	165,143	44,157	62,485	39,190	19,311
UBS U.S. Large Cap Value Equity Fund—Class Y	57,938	19,559	15,415	14,242	8,722
UBS U.S. Mid Cap Growth Equity Fund—Class A	4,991	—	—	1,575	3,416
UBS U.S. Mid Cap Growth Equity Fund—Class C	1,901	—	—	590	1,311
UBS U.S. Mid Cap Growth Equity Fund—Class Y	148,450	—	—	60,262	88,188
UBS U.S. Small Cap Growth Fund— Class A	1,023,188	121,354	272,585	298,048	331,201
UBS U.S. Small Cap Growth Fund— Class B	133,424	44,503	51,108	29,642	8,171
UBS U.S. Small Cap Growth Fund— Class C	107,124	33,446	38,249	24,460	10,970
UBS U.S. Small Cap Growth Fund— Class Y	596,492	114,628	110,351	201,743	169,770

The UBS Funds—Notes to financial statements

Fund	Fee waivers/ expense reimbursements subject to repayment	Expires June 30, 2007	Expires June 30, 2008	Expires June 30, 2009	Expires June 30, 2010
UBS Global Bond Fund—Class A	$178,120	$53,343	$54,654	$54,977	$15,146
UBS Global Bond Fund—Class B	15,017	6,816	5,301	2,335	564
UBS Global Bond Fund—Class C	29,354	12,045	9,933	6,123	1,253
UBS Global Bond Fund—Class Y	460,312	130,933	123,731	154,935	50,713
UBS High Yield Fund—Class A	268,260	84,599	55,259	99,109	29,293
UBS High Yield Fund—Class B	17,812	10,229	2,034	4,134	1,415
UBS High Yield Fund—Class C	67,222	22,340	15,374	22,658	6,850
UBS High Yield Fund—Class Y	50,939	—	4,299	37,661	8,979
UBS U.S. Bond Fund—Class A	307,725	83,977	108,925	79,152	35,221
UBS U.S. Bond Fund—Class B	22,534	11,048	7,703	2,662	1,121
UBS U.S. Bond Fund—Class C	18,936	7,557	6,202	3,411	1,766
UBS U.S. Bond Fund—Class Y	642,816	158,431	168,925	211,019	104,441

Each Fund pays UBS Global Asset Management (US) Inc. ("UBS Global AM (US)"), an affiliate of the Advisor, a monthly administration fee that is accrued daily and paid monthly at an annual rate of 0.075% of the average daily net assets of such Fund. For the six months ended December 31, 2006, the Funds owed and incurred administrative fees as follows:

Fund	Administrative fees owed	Administrative fees incurred
UBS Dynamic Alpha Fund	$201,054	$1,101,007
UBS Global Allocation Fund	285,395	1,578,541
UBS Global Equity Fund	29,738	167,608
UBS International Equity Fund	13,953	74,245
UBS U.S. Equity Alpha Fund	9,250	23,960
UBS U.S. Large Cap Equity Fund	51,424	274,048
UBS U.S. Large Cap Growth Fund	970	5,060
UBS U.S. Large Cap Value Equity Fund	8,737	50,283
UBS U.S. Mid Cap Growth Equity Fund	341	1,898
UBS U.S. Small Cap Growth Fund	28,718	165,418
UBS Absolute Return Bond Fund	34,345	191,535
UBS Global Bond Fund	6,903	39,504
UBS High Yield Fund	6,953	40,059
UBS U.S. Bond Fund	11,055	61,202

The UBS Funds—Notes to financial statements

The Funds may invest in shares of certain affiliated investment companies also sponsored by the Advisor. The Funds pay no management fees to these affiliated investment companies. Investments in affiliated investment companies for the six months ended December 31, 2006 were as follows:

		UBS Dynamic Alpha Fund
Affiliates	Purchases	Sales proceeds	Net realized gain (loss)	Change in net unrealized appreciation	Value
UBS Emerging Markets Equity Relationship Fund	—	—	—	$43,105,488	$238,603,800
UBS International Equity Relationship Fund	$17,000,000	$40,000,000	$11,246,756	105,624,019	846,384,741
UBS Small Cap Equity Relationship Fund	—	—	—	19,734,942	188,984,102
UBS U.S. Equity Alpha Relationship Fund	19,000,000	—	—	46,862,766	330,752,503
UBS U.S. Large Cap Equity Relationship Fund	—	318,000,000	23,876,223	16,876,808	365,227,384
UBS Large Cap Growth Equity Relationship Fund	9,000,000	—	—	20,701,475	195,945,082
UBS Opportunistic High Yield Relationship Fund	23,000,000	—	—	950,983	23,950,983
UBS Opportunistic Emerging Markets Debt Relationship Fund	14,000,000	—	—	1,075,752	15,075,752
		UBS Global Allocation Fund
Affiliates	Purchases	Sales proceeds	Net realized gain (loss)	Change in net unrealized appreciation	Value
UBS Corporate Bond Relationship Fund	$25,350,000	—	—	$3,039,273	$69,036,083
UBS Emerging Markets Equity Relationship Fund	—	—	—	37,013,479	204,882,424
UBS High Yield Relationship Fund	10,000,000	—	—	2,378,325	44,018,555
UBS Small Cap Equity Relationship Fund	—	—	—	13,809,444	132,240,834
UBS U.S. Securitized Mortgage Relationship Fund	25,100,000	—	—	5,324,736	153,353,035

The UBS Funds—Notes to financial statements

		UBS Global Equity Fund
Affiliates	Purchases	Sales proceeds	Net realized gain (loss)	Change in net unrealized appreciation	Value
UBS Emerging Markets Equity Completion Relationship Fund	—	—	—	$3,071,295	$19,802,621
		UBS International Equity Fund
Affiliates	Purchases	Sales proceeds	Net realized gain (loss)	Change in net unrealized appreciation	Value
UBS Emerging Markets Equity Completion Relationship Fund	—	—	—	$1,318,960	$8,504,192
		UBS Absolute Return Bond Fund
Affiliates	Purchases	Sales proceeds	Net realized gain (loss)	Change in net unrealized appreciation	Value
UBS U.S. Securitized Mortgage Relationship Fund	—	$2,000,000	$96,593	$2,578,705	$63,717,773
		UBS Global Bond Fund
Affiliates	Purchases	Sales proceeds	Net realized gain (loss)	Change in net unrealized appreciation	Value
UBS U.S. Securitized Mortgage Relationship Fund	$3,075,000	—	—	$540,747	$15,325,908
		UBS U.S. Bond Fund
Affiliates	Purchases	Sales proceeds	Net realized gain (loss)	Change in net unrealized appreciation	Value
UBS Corporate Bond Relationship Fund	$2,600,000	—	—	$285,351	$5,583,663
UBS Opportunistic High Yield Relationship Fund	2,200,000	—	—	582,309	10,809,157
UBS Opportunistic Emerging Markets Debt Relationship Fund	—	—	—	202,631	2,209,344
UBS U.S. Securitized Mortgage Relationship Fund	18,840,000	—	—	559,320	28,834,671

The UBS Funds—Notes to financial statements

The Funds may invest in shares of the UBS Supplementary Trust — U.S. Cash Management Prime Fund ("Supplementary Trust"). Supplementary Trust is managed by the Advisor and is offered as a cash management option only to mutual funds and certain other accounts managed by the Advisor. Supplementary Trust pays no management fees to the Advisor. Distributions received from Supplementary Trust are reflected as affiliated interest income in the Statements of operations. Amounts relating to those investments at December 31, 2006 and for the six months then ended were as follows:

Fund	Purchases	Sales proceeds	Interest income	Value	% of net assets
UBS Global Allocation Fund	$428,301,743	$353,799,770	$4,846,950	$282,416,267	6.21%
UBS Global Equity Fund	39,999,187	39,446,696	52,998	552,491	0.12
UBS International Equity Fund	47,608,041	57,534,182	52,274	11,148,889	4.95
UBS U.S. Large Cap Equity Fund	128,157,834	99,592,407	753,305	46,711,067	5.54
UBS U.S. Large Cap Growth Fund	4,020,715	3,975,442	4,561	184,734	1.23
UBS U.S. Large Cap Value Equity Fund	15,130,159	14,093,616	43,646	1,940,130	1.41
UBS U.S. Small Cap Growth Fund	51,775,084	57,547,700	219,071	5,014,379	1.13
UBS Global Bond Fund	20,624,886	25,021,822	139,696	2,807,533	2.59
UBS High Yield Fund	21,307,687	20,039,723	64,317	2,250,569	2.07
UBS U.S. Bond Fund	50,948,469	56,629,557	113,940	2,163,218	1.25

The Funds may invest in shares of the UBS U.S. Cash Management Prime Relationship Fund ("Cash Prime"). Cash Prime is offered as a cash management option only to mutual funds and certain other accounts. Distributions received from Cash Prime are reflected as affiliated interest income in the Statements of operations. Amounts relating to those investments at December 31, 2006 and for the six months then ended were as follows:

Fund	Purchases	Sales proceeds	Interest income	Value	% of net assets
UBS Dynamic Alpha Fund	$464,670,050	$423,545,237	$2,063,239	$68,258,038	2.14%
UBS U.S. Equity Alpha Fund	20,575,442	19,605,453	10,824	969,989	0.63
UBS U.S. Mid Cap Growth Equity Fund	650,683	648,081	1,212	63,474	1.20
UBS Absolute Return Bond Fund	86,033,571	92,383,952	1,048,141	33,478,506	6.18

The following Funds have incurred brokerage commissions with an affiliated broker-dealer. Amounts relating to those transactions for the six months ended December 31, 2006, were as follows:

Fund	UBS AG
UBS Dynamic Alpha Fund	$24,947
UBS Global Allocation Fund	192
UBS U.S. Equity Alpha Fund	16
UBS U.S. Large Cap Equity Fund	3,035
UBS U.S. Large Cap Value Equity Fund	8

3.   Service and distribution plans

UBS Global Asset Management (US) Inc. is the principal underwriter of each Fund's shares. The Trust has adopted service and/or distribution plans (the "Plans") pursuant to Rule 12b-1 under the Investment

The UBS Funds—Notes to financial statements

Company Act of 1940, as amended, for Class A, Class B and Class C. The Plans govern payments made for the expenses incurred in the service and/or distribution of Class A, Class B and Class C. Annual fees under the Plans as a percentage of the average daily net assets of each representative class of each of the Funds are as follows:

Fund	Class A	Class B	Class C
UBS Dynamic Alpha Fund	0.25%	1.00%	1.00%
UBS Global Allocation Fund	0.25	1.00	1.00
UBS Global Equity Fund	0.25	1.00	1.00
UBS International Equity Fund	0.25	1.00	1.00
UBS U.S. Equity Alpha Fund	0.25	N/A*	1.00
UBS U.S. Large Cap Equity Fund	0.25	1.00	1.00
UBS U.S. Large Cap Growth Fund	0.25	1.00	1.00
UBS U.S. Large Cap Value Equity Fund	0.25	1.00	1.00
UBS U.S. Mid Cap Growth Equity Fund	0.25	N/A*	1.00
UBS U.S. Small Cap Growth Fund	0.25	1.00	1.00
UBS Absolute Return Bond Fund	0.15	N/A*	0.50
UBS Global Bond Fund	0.25	1.00	0.75
UBS High Yield Fund	0.25	1.00	0.75
UBS U.S. Bond Fund	0.25	1.00	0.75

*   UBS U.S. Equity Alpha Fund, UBS U.S. Mid Cap Growth Equity Fund and UBS Absolute Return Bond Fund do not offer Class B shares.

UBS Global AM (US) also receives the proceeds of the initial sales charges paid upon purchase of Class A and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A, Class B, and Class C.

At December 31, 2006 certain Funds owed UBS Global AM (US) service and distribution fees, and for the six months ended December 31, 2006, certain Funds were informed by UBS Global AM (US) that it had earned sales charges as follows:

Fund	Service and distribution fees owed	Sales charges earned
UBS Dynamic Alpha Fund—Class A	$452,495	$2,684,438
UBS Dynamic Alpha Fund—Class B	27,573	37,390
UBS Dynamic Alpha Fund—Class C	510,394	83,405
UBS Global Allocation Fund—Class A	555,449	2,776,486
UBS Global Allocation Fund—Class B	134,459	103,069
UBS Global Allocation Fund—Class C	984,882	46,477
UBS Global Equity Fund—Class A	38,449	24,818
UBS Global Equity Fund—Class B	8,864	6,040
UBS Global Equity Fund—Class C	47,182	220
UBS International Equity Fund—Class A	5,513	20,300
UBS International Equity Fund—Class B	583	542
UBS International Equity Fund—Class C	2,295	741
UBS U.S. Equity Alpha Fund—Class A	24,806	534,737
UBS U.S. Equity Alpha Fund—Class C	24,015	3,933

The UBS Funds—Notes to financial statements

Fund	Service and distribution fees owed	Sales charges earned
UBS U.S. Large Cap Equity Fund—Class A	$25,528	$21,728
UBS U.S. Large Cap Equity Fund—Class B	861	49
UBS U.S. Large Cap Equity Fund—Class C	7,394	1,088
UBS U.S. Large Cap Growth Fund—Class A	1,719	301
UBS U.S. Large Cap Growth Fund—Class B	344	234
UBS U.S. Large Cap Growth Fund—Class C	839	22
UBS U.S. Large Cap Value Equity Fund—Class A	25,421	11,530
UBS U.S. Large Cap Value Equity Fund—Class B	1,242	1,538
UBS U.S. Large Cap Value Equity Fund—Class C	13,348	15
UBS U.S. Mid Cap Growth Equity Fund—Class A	50	—
UBS U.S. Mid Cap Growth Equity Fund—Class C	339	246
UBS U.S. Small Cap Growth Fund—Class A	32,699	4,895
UBS U.S. Small Cap Growth Fund—Class B	3,597	1,421
UBS U.S. Small Cap Growth Fund—Class C	6,706	450
UBS Absolute Return Bond Fund—Class A	33,069	87,272
UBS Absolute Return Bond Fund—Class C	16,538	2,767
UBS Global Bond Fund—Class A	3,341	1,506
UBS Global Bond Fund—Class B	355	—
UBS Global Bond Fund—Class C	1,008	373
UBS High Yield Fund—Class A	11,471	10,615
UBS High Yield Fund—Class B	2,000	2,737
UBS High Yield Fund—Class C	7,677	1,570
UBS U.S. Bond Fund—Class A	7,251	742
UBS U.S. Bond Fund—Class B	637	156
UBS U.S. Bond Fund—Class C	990	584

4.   Redemption fees

UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Equity Fund, UBS International Equity Fund and UBS U.S. Equity Alpha Fund charge a 1.00% redemption fee if you sell or exchange Class A shares or Class Y shares less than 90 days after the purchase date. Effective on or about March 1, 2007, each class of each series of the UBS Funds will impose a 1% redemption fee on shares sold or exchanged within 90 days of their purchase date, subject to limited exceptions. This amount is paid to the applicable Fund, not the Advisor or UBS Global AM (US). The redemption fees earned by the Fund are disclosed in the Statements of Changes in Net Assets.

5.   Transfer agency and related services fees

UBS Financial Services Inc. provides transfer agency and related services to each Fund pursuant to a delegation of authority from PFPC, Inc. ("PFPC"), each Fund's transfer agent, and is compensated for these services by PFPC, not the Funds.

For the six months ended December 31, 2006, UBS Financial Services Inc. received from PFPC, not the Funds, total transfer agency and related services fees paid by the Funds to PFPC as follows:

Fund	Amount paid
UBS Dynamic Alpha Fund	$301,982
UBS Global Allocation Fund	502,333
UBS Global Equity Fund	107,012
UBS International Equity Fund	5,038
UBS U.S. Equity Alpha Fund	10,143

The UBS Funds—Notes to financial statements

Fund	Amount paid
UBS U.S. Large Cap Equity Fund	$11,752
UBS U.S. Large Cap Growth Fund	1,789
UBS U.S. Large Cap Value Equity Fund	27,246
UBS U.S. Mid Cap Growth Equity Fund	94
UBS U.S. Small Cap Growth Fund	21,558
UBS Absolute Return Bond Fund	38,018
UBS Global Bond Fund	7,679
UBS High Yield Fund	26,514
UBS U.S. Bond Fund	1,864

6.   Securities lending

Each Fund may lend securities up to 331/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, US government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. Each Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, each Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash, US government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The Funds monitor the market value of securities loaned on a daily basis and initially require collateral against the loaned securities in an amount at least equal to 102% of the value of domestic securities loaned and 105% of the value of foreign securities loaned.

UBS Global Allocation Fund and UBS International Equity Fund loaned securities to certain qualified broker-dealers, with the Funds' custodian acting as the Funds' lending agent. Cash collateral received is invested in interest bearing securities, which are included in the Schedules of Investments. In addition, the UBS Global Allocation Fund received US Government Agency securities as collateral amounting to $152,048,187, which cannot be resold. The value of loaned securities and related collateral outstanding at December 31, 2006, were as follows:

Fund	Market value of securities loaned	Total collateral received for securities loaned	Market Value of Investments of cash collateral received
UBS Global Allocation Fund	$215,381,605	$220,790,316	$68,742,129
UBS International Equity Fund	7,181,866	7,544,784	7,544,784

7.   Line of credit

The Trust has entered into an agreement with JPMorgan Chase Bank to provide a $75 million committed line of credit to the Funds ("Committed Credit Facility") to be utilized for temporary financing until the settlement of shares or purchases of portfolio securities, the repurchase or redemption of shares of each Fund at the request of shareholders and other temporary or emergency purposes. Interest on amounts borrowed is calculated based on the federal funds rate in effect at the time of borrowing, plus 0.50%. Under the Committed Credit Facility arrangement, each Fund has agreed to pay commitment fees, pro rata, based on

The UBS Funds—Notes to financial statements

the relative asset size of the Funds in the Committed Credit Facility. The average daily borrowings under the agreement for the six months ended December 31, 2006, were as follows:

Fund	Average daily borrowings	Number of days outstanding	Interest expense	Weighted average annualized interest rate
UBS Dynamic Alpha Fund	$12,600,000	4	$8,050	5.75%
UBS International Equity Fund	10,456,200	5	8,438	5.81
UBS Global Bond Fund	1,480,000	2	478	5.81

8.   Purchases and sales of securities

For the six months ended December 31, 2006, aggregate purchases and sales of portfolio securities, excluding short-term investments and US Government and agency securities, were as follows:

Fund	Purchases	Sales proceeds
UBS Dynamic Alpha Fund	$342,567,151	$169,259,226
UBS Global Allocation Fund	1,104,168,732	979,714,045
UBS Global Equity Fund	80,677,566	94,582,765
UBS International Equity Fund	60,313,692	60,648,534
UBS U.S. Equity Alpha Fund	218,915,245	78,612,896
UBS U.S. Large Cap Equity Fund	214,848,407	126,979,365
UBS U.S. Large Cap Growth Fund	9,521,935	8,877,568
UBS U.S. Large Cap Value Equity Fund	26,838,970	36,243,503
UBS U.S. Mid Cap Growth Equity Fund	1,856,288	1,933,800
UBS U.S. Small Cap Growth Fund	94,311,702	97,968,158
UBS Absolute Return Bond Fund	129,641,465	83,537,306
UBS Global Bond Fund	44,252,934	29,197,152
UBS High Yield Fund	20,801,472	15,613,706
UBS U.S. Bond Fund	35,543,378	19,649,996

For the six months ended December 31, 2006, aggregate purchases and sales of US Government securities, excluding short-term investments and US Government and agency securities, were as follows:

Fund	Purchases	Sales proceeds
UBS Global Allocation Fund	$516,577,289	$483,233,917
UBS Global Bond Fund	10,197,813	12,890,914
UBS U.S. Bond Fund	119,854,254	106,344,426

9.   Federal income taxes

It is each Fund's policy to comply with all requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The UBS Funds—Notes to financial statements

The tax character of distributions paid during the fiscal year ended June 30, 2006 were as follows:

	2006
Fund	Distributions paid from ordinary income	Distributions paid from long-term capital gains	Total distributions paid
UBS Dynamic Alpha Fund	$7,212,627	$4,878,805	$12,091,432
UBS Global Allocation Fund	65,733,883	111,143,459	176,877,342
UBS Global Equity Fund	2,442,591	—	2,442,591
UBS International Equity Fund	2,158,708	4,706,815	6,865,523
UBS U.S. Equity Alpha Fund	—	—	—
UBS U.S. Large Cap Equity Fund	5,777,509	7,141,858	12,919,367
UBS U.S. Large Cap Growth Fund	5,151	—	5,151
UBS U.S. Large Cap Value Equity Fund	3,914,428	9,935,393	13,849,821
UBS U.S. Mid Cap Growth Equity Fund	—	—	—
UBS U.S. Small Cap Growth Fund	503,650	13,307,966	13,811,616
UBS Absolute Return Bond Fund	10,912,261	234,389	11,146,650
UBS Global Bond Fund	2,962,657	—	2,962,657
UBS High Yield Fund	8,615,802	—	8,615,802
UBS U.S. Bond Fund	5,905,088	—	5,905,088

The tax character of distributions paid and the components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be determined after the Trust's fiscal ending June 30, 2007.

At June 30, 2006, the following Funds had net capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration dates:

Fund	Expiration date June 30, 2008		Expiration date June 30, 2009		Expiration date June 30, 2010		Expiration date June 30, 2011	Expiration date June 30, 2012	Expiration date June 30, 2013	Expiration date June 30, 2014
UBS Global Equity Fund	$132,240,797	†	$389,124,210	†	$253,636,661	†	$4,283,846	—	—	—
UBS U.S. Large Cap Growth Fund	—		—		—		1,723,135	$603,775	—	—
UBS U.S. Large Cap Value Equity Fund	213,382	††	83,503	††	273,335	††	—	—	—	—
UBS U.S. Mid Cap Growth Equity Fund	—		—		—		—	—	—	$27,700
UBS Global Bond Fund	—		269,385		—		—	—	—	—
UBS U.S. Bond Fund	—		404,247		—		—	614,333	$140,847	630,558

†   Due to merger with UBS Strategy Fund, utilization of capital loss carryforwards in subsequent years may be limited.

††   Due to merger with UBS U.S. Large Cap Equity Fund, utilization of capital loss carryforwards in subsequent years may be limited.

At June 30, 2006, the UBS High Yield Fund had the following capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration dates:

Expiration date June 30, 2007		Expiration date June 30, 2008		Expiration date June 30, 2009		Expiration date June 30, 2010	Expiration date June 30, 2011	Expiration date June 30, 2012	Expiration date June 30, 2013	Expiration date June 30, 2014
$18,661,457	†††	$98,009,332	†††	$23,205,714	†††	$6,612,767	$37,425,637	$15,791,570	$11,067,780	$22,213,870

†††   Due to merger with Paine Webber High Income Fund, utilization of capital loss carryforwards in subsequent years may be limited.

The UBS Funds—Notes to financial statements

The UBS High Yield Fund had capital loss carryforwards in the amount of $11,387,957 that expired as of June 30, 2006.

During the fiscal year ended June 30, 2006, the following Funds utilized capital loss carryforwards to offset current year realized gains:

UBS Global Equity Fund	$54,504,778
UBS U.S. Large Cap Growth Fund	1,031,479
UBS U.S. Large Cap Value Equity Fund	142,555
UBS Global Bond Fund	144,802

Post-October losses are deemed to arise on the first business day of a Fund's next taxable year. For the six months ended June 30, 2006, the following Funds incurred, and elected to defer, losses of the following:

Fund	Net capital losses	Net currency losses
UBS Dynamic Alpha Fund	—	$20,435,598
UBS International Equity Fund	—	82,681
UBS Absolute Return Bond Fund	—	3,242,558
UBS Global Bond Fund	$249,805	862,543
UBS High Yield Fund	5,434,509	—
UBS U.S. Bond Fund	1,678,948	—

On July 13, 2006, FASB released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund's tax return to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expenses in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Based on the Securities and Exchange Commission's announcement on December 22, 2006, the implementation of FIN 48 must be incorporated into accounting practices no later than the last business day of the Funds' December 31, 2007 semiannual report. Management continues to evaluate the application of FIN 48 to the Funds, and is not in a position at this time to estimate the significance of its impact, if any, on the Funds' financial statements.

10.   Commission recapture program

The following Funds participate in a brokerage commission recapture program: UBS Global Allocation Fund, UBS Global Equity Fund, UBS International Equity Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Growth Fund, UBS U.S. Large Cap Value Equity Fund, UBS U.S. Mid Cap Growth Equity Fund and UBS U.S. Small Cap Growth Fund. These Funds have established commission recapture arrangements with certain participating brokers or dealers. If a Fund's investment manager chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Fund. Any collateral benefit received through participation in

The UBS Funds—Notes to financial statements

the commission recapture program is directed exclusively to the Fund. The following Funds recorded recaptured commissions which are reflected on the Statements of operations within the net realized gains (losses) on investment activities:

Fund	Amount
UBS Global Allocation Fund	$229,601
UBS Global Equity Fund	87,442
UBS International Equity Fund	7,368
UBS U.S. Equity Alpha Fund	13,837
UBS U.S. Large Cap Equity Fund	119,833
UBS U.S. Large Cap Value Equity Fund	11,580
UBS U.S. Mid Cap Growth Equity Fund	1,003

11.   Capital contributions from advisor

During the period ended December 31, 2006, the Advisor reimbursed the UBS U.S. Bond Fund for a trading error in the amount of $2,811 or $0.0002 per share based upon the Fund's shares outstanding at December 31, 2006.

12.   Shares of beneficial interest

For the six months ended December 31, 2006, transactions in shares of beneficial interest for each of the Funds were as follows:

UBS Dynamic Alpha Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	46,314,118	$521,719,886	279,686	$3,119,831
Shares repurchased	(20,734,658)	(233,708,713)	(228,809)	(2,588,338)
Shares converted from Class B to Class A	64,764	728,992	(65,270)	(728,992)
Dividends reinvested	2,843	32,985	—	—
Net increase (decrease)	25,647,067	$288,773,150	(14,393)	$(197,499)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	8,705,040	$97,241,972	10,951,829	$123,653,000
Shares repurchased	(3,352,766)	(37,545,396)	(3,393,266)	(37,863,261)
Dividends reinvested	—	—	826	9,594
Net increase	5,352,274	$59,696,576	7,559,389	$85,799,333

The UBS Funds—Notes to financial statements

UBS Global Allocation Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	26,764,446	$385,946,194	446,076	$6,279,937
Shares repurchased	(15,143,424)	(218,005,471)	(670,220)	(9,414,002)
Shares converted from Class B to Class A	982,074	14,248,385	(1,002,668)	(14,248,385)
Dividends reinvested	12,438,303	176,001,429	681,599	9,501,490
Net increase (decrease)	25,041,399	$358,190,537	(545,213)	$(7,880,960)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	6,552,859	$92,768,548	6,911,724	$100,564,673
Shares repurchased	(4,644,264)	(65,239,657)	(2,728,842)	(39,819,364)
Dividends reinvested	5,255,085	72,993,131	2,640,946	37,897,577
Net increase	7,163,680	$100,522,022	6,823,828	$98,642,886

UBS Global Equity Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	258,134	$3,590,209	6,555	$89,845
Shares repurchased	(1,585,771)	(21,840,730)	(79,129)	(1,040,388)
Shares converted from Class B to Class A	273,348	3,707,961	(280,197)	(3,707,961)
Dividends reinvested	96,518	1,399,511	803	11,422
Net decrease	(957,771)	$(13,143,049)	(351,968)	$(4,647,082)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	45,572	$608,183	2,565,310	$35,385,603
Shares repurchased	(664,014)	(8,875,260)	(1,290,816)	(17,965,879)
Dividends reinvested	16,938	239,335	145,613	2,150,699
Net increase (decrease)	(601,504)	$(8,027,742)	1,420,107	$19,570,423

The UBS Funds—Notes to financial statements

UBS International Equity Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	184,451	$2,145,874	1,009	$11,172
Shares repurchased	(254,935)	(2,966,012)	(6,663)	(73,642)
Shares converted from Class B to Class A	6,264	73,435	(6,364)	(73,435)
Dividends reinvested	107,043	1,270,597	2,423	28,499
Net increase (decrease)	42,823	$523,894	(9,595)	$(107,406)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	27,124	$296,355	3,634,636	$41,935,652
Shares Repurchased	(32,838)	(365,691)	(1,512,705)	(17,629,841)
Dividends reinvested	10,126	118,068	844,414	10,082,306
Net increase	4,412	$48,732	2,966,345	$34,388,117

UBS U.S. Equity Alpha Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	12,302,926	$125,234,674	3,013,295	$30,547,031	9,852	$100,016
Shares repurchased	(840,586)	(8,590,346)	(277,543)	(2,795,022)	—	—
Dividends reinvested	21,428	232,063	2,804	30,339	24	262
Net increase	11,483,768	$116,876,391	2,738,556	$27,782,348	9,877	$100,278

UBS U.S. Large Cap Equity Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	1,912,319	$36,980,848	3,234	$58,016
Shares repurchased	(641,003)	(12,435,080)	(5,781)	(110,892)
Shares converted from Class B to Class A	3,287	62,445	(3,365)	(62,445)
Dividends reinvested	180,554	3,573,169	1,388	26,879
Net increase (decrease)	1,455,157	$28,181,382	(4,524)	$(88,442)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	136,938	$2,561,345	7,657,115	$149,415,286
Shares repurchased	(32,907)	(625,233)	(2,928,612)	(57,177,832)
Dividends reinvested	13,801	267,332	1,172,148	23,442,954
Net increase	117,832	$2,203,444	5,900,651	$115,680,408

The UBS Funds—Notes to financial statements

UBS U.S. Large Cap Growth Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	203,213	$1,952,066	4,166	$39,098
Shares repurchased	(176,213)	(1,619,374)	(1,433)	(12,157)
Shares converted from Class B to Class A	5,162	47,629	(5,347)	(47,629)
Dividends reinvested	395	3,926	—	—
Net increase (decrease)	32,557	$384,247	(2,614)	$(20,688)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	11,787	$103,527	106,887	$1,024,634
Shares repurchased	(4,806)	(41,834)	(77,936)	(733,505)
Dividends reinvested	—	—	1,016	10,324
Net increase	6,981	$61,693	29,967	$301,453

UBS U.S. Large Cap Value Equity Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	135,377	$1,518,407	20,538	$222,994
Shares repurchased	(756,359)	(8,339,639)	(24,248)	(276,829)
Shares converted from Class B to Class A	63,419	716,697	(65,511)	(716,697)
Dividends reinvested	814,426	8,877,242	9,030	97,431
Net increase (decrease)	256,863	$2,772,707	(60,191)	$(673,101)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	27,570	$297,900	115,945	$1,304,910
Shares repurchased	(190,258)	(2,050,277)	(149,292)	(1,695,904)
Dividends reinvested	112,897	1,210,256	62,804	686,451
Net increase (decrease)	(49,791)	$(542,121)	29,457	$295,457

The UBS Funds—Notes to financial statements

UBS U.S. Mid Cap Growth Equity Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	23,927	$222,603	513	$5,001	—	$—
Shares repurchased	(20,265)	(187,363)	(977)	(9,774)	—	—
Dividends reinvested	—	—	—	—	608	6,100
Net increase (decrease)	3,662	$35,240	(464)	$(4,773)	608	$6,100

UBS U.S. Small Cap Growth Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	1,458,027	$20,877,904	702	$9,499
Shares repurchased	(2,047,029)	(29,781,391)	(15,361)	(213,189)
Shares converted from Class B to Class A	96,762	1,389,922	(100,438)	(1,389,922)
Dividends reinvested	268,311	3,903,931	9,444	131,933
Net decrease	(223,929)	$(3,609,634)	(105,653)	$(1,461,679)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	6,785	$94,415	2,306,381	$33,948,489
Shares repurchased	(67,438)	(930,821)	(2,316,026)	(34,320,502)
Dividends reinvested	17,265	240,842	548,270	8,185,668
Net increase (decrease)	(43,388)	$(595,564)	538,625	$7,813,655

UBS Absolute Return Bond Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	8,689,008	$88,561,760	1,225,554	$12,475,728	2,553,641	$26,007,615
Shares repurchased	(4,646,970)	(47,378,183)	(482,426)	(4,913,090)	(2,073,795)	(21,087,107)
Dividends reinvested	603,210	6,095,938	82,602	834,511	626,465	6,335,475
Net increase	4,645,248	$47,279,515	825,730	$8,397,149	1,106,311	$11,255,983

The UBS Funds—Notes to financial statements

UBS Global Bond Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	138,209	$1,325,522	2,751	$26,376
Shares repurchased	(180,769)	(1,730,999)	(3,834)	(36,885)
Shares converted from Class B to Class A	983	9,661	(981)	(9,661)
Dividends reinvested	17,342	166,019	295	2,830
Net decrease	(24,235)	$(229,797)	(1,769)	$(17,340)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	7,087	$68,250	2,292,639	$24,251,476
Shares repurchased	(99,671)	(948,959)	(1,562,297)	(16,475,267)
Dividends reinvested	1,093	10,441	95,063	1,008,450
Net increase (decrease)	(91,491)	$(870,268)	825,405	$8,784,659

UBS High Yield Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	1,213,589	$8,440,160	11,753	$81,985
Shares repurchased	(1,201,390)	(8,387,521)	(37,802)	(262,661)
Shares converted from Class B to Class A	30,061	208,756	(30,060)	(208,756)
Dividends reinvested	139,866	972,763	5,486	38,185
Net increase (decrease)	182,126	$1,234,158	(50,623)	$(351,247)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	81,470	$567,336	1,501,648	$10,516,390
Shares repurchased	(175,881)	(1,229,527)	(683,190)	(4,795,799)
Dividends reinvested	30,630	213,272	209,869	1,468,003
Net increase (decrease)	(63,781)	$(448,919)	1,028,327	$7,188,594

The UBS Funds—Notes to financial statements

UBS U.S. Bond Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	476,080	$4,981,903	—	—
Shares repurchased	(446,792)	(4,699,184)	(3,630)	$(38,162)
Shares converted from Class B to Class A	5,266	55,169	(5,263)	(55,169)
Dividends reinvested	38,467	402,656	837	8,767
Net increase (decrease)	73,021	$740,544	(8,056)	$(84,564)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	14,056	$146,912	3,990,317	$41,593,159
Shares repurchased	(17,198)	(179,594)	(1,364,505)	(14,273,953)
Dividends reinvested	2,046	21,392	276,563	2,895,233
Net increase (decrease)	(1,096)	$(11,290)	2,902,375	$30,214,439

For the year ended June 30, 2006, transactions in shares of beneficial interest for each of the Funds were as follows:

UBS Dynamic Alpha Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	128,079,469	$1,389,322,850	1,828,083	$19,652,483
Shares repurchased	(19,812,434)	(215,331,923)	(303,794)	(3,249,313)
Shares converted from Class B to Class A	247,266	2,658,305	(248,477)	(2,658,305)
Dividends reinvested	794,100	8,560,404	7,912	85,128
Net increase	109,307,401	$1,185,223,826	1,283,724	$13,829,993
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	31,040,840	$334,455,043	23,122,252	$252,321,581
Shares repurchased	(3,628,976)	(39,225,551)	(2,264,553)	(24,882,462)
Dividends reinvested	138,072	1,484,271	118,432	1,277,885
Net increase	27,549,936	$296,717,340	20,976,131	$228,723,930

The UBS Funds—Notes to financial statements

UBS Global Allocation Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	62,903,880	$865,736,142	1,491,471	$20,139,283
Shares repurchased	(30,065,197)	(413,871,317)	(1,655,143)	(22,377,774)
Shares converted from Class B to Class A	2,541,296	34,905,059	(2,591,178)	(34,905,059)
Dividends reinvested	7,117,515	95,516,626	548,472	7,256,282
Net increase (decrease)	42,497,494	$582,286,510	(2,206,378)	$(29,887,238)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	16,719,366	$225,655,967	10,854,603	$150,535,987
Shares repurchased	(12,243,723)	(165,380,957)	(5,820,329)	(81,221,682)
Dividends reinvested	3,404,722	44,942,397	1,539,235	20,933,597
Net increase	7,880,365	$105,217,407	6,573,509	$90,247,902

UBS Global Equity Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	1,396,975	$17,595,879	24,111	$287,187
Shares repurchased	(4,721,111)	(60,109,716)	(1,231,208)	(14,756,174)
Shares converted from Class B to Class A	7,111,962	86,168,577	(7,279,324)	(86,168,577)
Dividends reinvested	81,168	1,015,414	—	—
Net increase (decrease)	3,868,994	$44,670,154	(8,486,821)	$(100,637,564)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	160,698	$1,945,401	5,025,750	$64,061,617
Shares repurchased	(1,724,053)	(20,983,395)	(4,904,221)	(63,295,653)
Dividends reinvested	—	—	105,660	1,345,053
Net increase (decrease)	(1,563,355)	$(19,037,994)	227,189	$2,111,017

The UBS Funds—Notes to financial statements

UBS International Equity Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	971,667	$10,111,325	15,235	$161,759
Shares repurchased	(542,890)	(5,730,867)	(12,924)	(138,242)
Shares converted from Class B to Class A	30,377	309,728	(30,868)	(309,728)
Dividends reinvested	85,840	875,565	2,373	23,936
Net increase (decrease)	544,994	$5,565,751	(26,184)	$(262,275)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	80,175	$837,960	7,425,136	$79,436,543
Shares repurchased	(57,952)	(593,700)	(6,502,467)	(69,837,729)
Dividends reinvested	6,566	65,849	564,394	5,796,333
Net increase	28,789	$310,109	1,487,063	$15,395,147

UBS U.S. Large Cap Equity Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	4,162,891	$75,756,826	50,395	$893,374
Shares repurchased	(896,850)	(16,440,209)	(6,298)	(110,259)
Shares converted from Class B to Class A	48,664	873,574	(49,693)	(873,574)
Dividends reinvested	77,658	1,407,165	944	16,797
Net increase (decrease)	3,392,363	$61,597,356	(4,652)	$(73,662)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	225,170	$4,010,894	16,056,543	$295,877,335
Shares repurchased	(38,503)	(692,110)	(8,231,439)	(149,088,431)
Dividends reinvested	5,388	95,856	569,596	10,417,919
Net increase	192,055	$3,314,640	8,394,700	$157,206,823

The UBS Funds—Notes to financial statements

UBS U.S. Large Cap Growth Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	575,000	$5,261,963	29,874	$267,760
Shares repurchased	(237,052)	(2,154,474)	(6,129)	(51,853)
Shares converted from Class B to Class A	47,337	414,391	(48,647)	(414,391)
Dividends reinvested	113	1,082	—	—
Net increase (decrease)	385,398	$3,522,962	(24,902)	$(198,484)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	76,410	$688,459	378,505	$3,590,977
Shares repurchased	(31,861)	(286,655)	(213,933)	(2,083,444)
Dividends reinvested	—	—	412	4,014
Net increase	44,549	$401,804	164,984	$1,511,547

UBS U.S. Large Cap Value Equity Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	388,095	$4,108,673	16,700	$175,261
Shares repurchased	(1,693,252)	(18,009,583)	(86,176)	(904,307)
Shares converted from Class B to Class A	245,309	2,618,270	(249,359)	(2,618,270)
Dividends reinvested	979,619	9,962,730	24,425	245,715
Net decrease	(80,229)	$(1,319,910)	(294,407)	$(3,101,601)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	37,589	$393,836	205,542	$2,186,723
Shares repurchased	(353,585)	(3,677,575)	(140,354)	(1,507,222)
Dividends reinvested	159,245	1,595,633	65,013	663,136
Net increase (decrease)	(156,751)	$(1,688,106)	130,201	$1,342,637

The UBS Funds—Notes to financial statements

UBS U.S. Mid Cap Growth Equity Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	37,333	$385,174	6,969	$71,324	500,001	$5,000,010
Shares repurchased	(20,516)	(212,486)	—	—	—	—
Net increase	16,817	$172,688	6,969	$71,324	500,001	$5,000,010

UBS U.S. Small Cap Growth Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	4,491,291	$65,274,814	17,046	$237,916
Shares repurchased	(2,638,851)	(38,341,212)	(101,823)	(1,423,996)
Shares converted from Class B to Class A	249,854	3,687,653	(258,086)	(3,687,653)
Dividends reinvested	312,044	4,353,008	23,758	320,974
Net increase (decrease)	2,414,338	$34,974,263	(319,105)	$(4,522,759)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	32,009	$447,802	11,429,781	$167,661,096
Shares repurchased	(109,350)	(1,541,864)	(4,217,628)	(62,419,417)
Dividends reinvested	24,665	332,733	535,598	7,637,633
Net increase (decrease)	(52,676)	$(761,329)	7,747,751	$112,879,312

UBS Absolute Return Bond Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	18,921,598	$190,630,308	2,101,902	$21,191,655	21,840,716	$219,572,891
Shares repurchased	(8,935,032)	(90,035,339)	(839,168)	(8,434,110)	(1,407,032)	(14,216,875)
Dividends reinvested	451,836	4,522,668	55,894	559,167	442,679	4,436,608
Net increase	10,438,402	$105,117,637	1,318,628	$13,316,712	20,876,363	$209,792,624

The UBS Funds—Notes to financial statements

UBS Global Bond Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	545,080	$5,240,870	3,088	$29,383
Shares repurchased	(725,048)	(6,931,243)	(20,862)	(199,014)
Shares converted from Class B to Class A	56,802	547,406	(56,686)	(547,406)
Dividends reinvested	61,472	582,841	1,473	13,990
Net decrease	(61,694)	$(560,126)	(72,987)	$(703,047)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	16,285	$155,446	4,946,965	$52,158,835
Shares repurchased	(80,174)	(769,544)	(2,314,779)	(24,469,531)
Dividends reinvested	5,864	55,436	198,026	2,078,171
Net increase (decrease)	(58,025)	$(558,662)	2,830,212	$29,767,475

UBS High Yield Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	1,045,985	$7,353,436	162,614	$1,141,616
Shares repurchased	(3,492,760)	(24,556,100)	(163,377)	(1,153,500)
Shares converted from Class B to Class A	200,458	1,410,267	(200,411)	(1,410,267)
Dividends reinvested	331,995	2,323,759	11,386	79,749
Net decrease	(1,914,322)	$(13,468,640)	(189,788)	$(1,342,402)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	74,596	$525,427	2,652,297	$18,805,721
Shares repurchased	(531,985)	(3,737,732)	(2,472,637)	(17,412,621)
Dividends reinvested	70,445	493,321	369,919	2,600,408
Net increase (decrease)	(386,944)	$(2,718,984)	549,579	$3,993,508

The UBS Funds—Notes to financial statements

UBS U.S. Bond Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	2,092,757	$21,892,814	2,714	$28,183
Shares repurchased	(2,387,338)	(24,802,696)	(30,768)	(322,979)
Shares converted from Class B to Class A	46,616	487,276	(46,573)	(487,276)
Dividends reinvested	98,002	1,026,053	2,392	25,116
Net decrease	(149,963)	$(1,396,553)	(72,235)	$(756,956)
	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	20,643	$215,872	4,566,668	$47,755,530
Shares repurchased	(68,731)	(724,302)	(4,908,628)	(51,692,880)
Dividends reinvested	4,179	43,684	396,907	4,153,422
Net increase (decrease)	(43,909)	$(464,746)	54,947	$216,072

The UBS Funds—General information (unaudited)

Quarterly Form N-Q portfolio schedule

Each Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ('SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Funds' (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month period ended June 30, for which an SEC filing has been made without charge, upon request by contacting the Funds directly at 1-800-647 1568, online on the Funds' Web site: www.ubs.com/ubsglobalamproxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

The UBS Funds—Board approval of investment advisory agreement (unaudited)

At the meeting of the Board of Trustees (the "Board") of The UBS Funds (the "Trust"), held on December 8, 2006 (the "December Meeting"), the Board, consisting entirely of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or UBS Global Asset Management (Americas) Inc. (the "Advisor") and its affiliates (together, the "Independent Trustees"), considered the continuation of the investment advisory agreement (the "Advisory Agreement") between the Trust and the Advisor for the UBS Dynamic Alpha Fund (the "Fund"). Prior to the Meeting, the Independent Trustees' counsel had sent to the Advisor a request detailing the information that the Independent Trustees wished to receive in connection with their consideration of the continuation of the Advisory Agreement. The Independent Trustees met with their independent counsel, as well as independent consultants engaged by the Board to assist in the annual Advisory Agreement review process, on May 17, 2006 and June 1, 2006 to discuss the materials provided to them in response to the information request, including materials prepared by the Advisor, as well as reports prepared by Lipper Inc. ("Lipper Reports"), an independent statistical compilation company, providing comparative expense information on an actual and contractual basis and comparative performance for the Fund. The Board initially addressed the annual approval of the Advisory Agreement at a meeting of the Board of the Trust held on June 2, 2006 (the "June Meeting"), but deferred considering the annual approval of the Advisory Agreement for the Fund until the December Meeting, to give the Advisor the opportunity to provide the Board with additional information about the Fund's investment strategy and fees. The Board also made reference to information and material that had been provided to the Independent Trustees throughout the year at quarterly Board meetings. The June Meeting and the December Meeting are collectively referred to in this discussion as the "Meeting".

At the Meeting, the Board considered a number of factors in connection with its deliberations concerning the continuation of the Advisory Agreement for the Fund, including: (i) the nature, extent, and quality of the services provided by the Advisor to the Fund; (ii) the performance of the Fund and the Advisor; (iii) the Fund's expenses, costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund; and (iv) whether economies of scale are realized by the Advisor with respect to the Fund, as it grows larger, and the extent to which the economies of scale are reflected in the level of the management fees charged.

Nature, Extent, and Quality of Services. In considering the nature, extent, and quality of the services provided by the Advisor to the Fund, the Board reviewed the material presented by the Advisor describing the various services provided to the Fund. The Board noted that in addition to investment management services, the Advisor provides the Fund with operational, legal, and compliance support. The Board also considered the scope and depth of the Advisor's organization and the experience and expertise of the professionals currently providing investment management and other services to the Fund. The Board considered that the Advisor was a well-established investment management organization employing investment personnel with significant experience in the investment management industry. The Board also considered the Advisor's in-house research capabilities, as well as other research services available to it, including research services available to the Advisor as a result of securities transactions effected for the Fund and the Advisor's other investment management clients, and noted that the Advisor had extensive global research capabilities. The Board also evaluated the Advisor's portfolio management process for the Fund, including the use of risk management techniques and the proprietary technologies utilized to structure the Fund's portfolio. The Board noted that the portfolio manager for the Fund provided a presentation to the Board describing the unique components of the Fund's investment strategy, which seeks multiple sources of return through bottom-up security selection, active allocation across various global asset classes, currency management and the extensive use of derivatives. The Fund's portfolio manager noted that due to the complexity and uniqueness of the Fund's investment strategy, the Advisor dedicates a significant amount of time and resources to managing the Fund.

The UBS Funds—Board approval of investment advisory agreement (unaudited)

The Board also noted and discussed the services that the Advisor and its affiliates provide to the Fund under other agreements with the Trust including administration services provided by the Advisor, underwriting services provided by UBS Global Asset Management (US) Inc. ("UBS Global AM (US)"), and sub-transfer agency services provided by UBS Financial Services Inc. ("UBS Financial Services"). In connection with the non-investment management services, the Board also considered the quarterly reports that the Advisor provides to the Board throughout the year pertaining to brokerage commissions, soft dollars, portfolio valuations, and Rule 12b-1 fees, among others. The Board also discussed the annual written compliance report from the Chief Compliance Officer and noted enhancements planned with respect to the compliance program, such as an upgrade to the investment guideline monitoring system. The Board noted the growth of Fund assets across the Fund complex. The Advisor described for the Board the portfolio management and research enhancements that had been undertaken over the previous year as a result of the increase in assets across the complex. The Board also discussed with the Advisor the need to ensure that the operational infrastructure at the Advisor is maintained at a level sufficient to meet the requirements of the Fund. In response to the Board's concerns, the Advisor committed to dedicating additional resources to enhance the operational infrastructure that supports the Fund. After analyzing the services provided by the Advisor to the Fund, both quantitatively and qualitatively, including the impact of these services on investment performance, and the Advisor's commitment to invest in its operational infrastructure, the Board concluded that the nature, extent, and quality of services provided to the Fund were consistent with the operational requirements of the Fund, and met the needs of the Fund's shareholders.

Performance. In evaluating the performance of the Fund, the Board analyzed the Lipper Reports, which compared the performance of the Fund with other funds in its peer universe over the one-year and since inception time periods. At the Board's request, the Advisor addressed the performance data for the Fund.

The Advisor discussed the performance of the Fund, which appeared in the 4th quintile for performance in its peer universe for the one-year and since inception periods. The Advisor explained that due to the Fund's unique strategy there was not an ideal Lipper peer universe for comparative performance purposes. The global flexible portfolio funds peer universe used for comparative performance information for the Fund consists of funds that utilize a goal of relative return, while the Fund is designed to provide absolute return over market cycles regardless of the market's direction. The Advisor explained that the Fund invests to limit market risk and thus is subject to less risk than the funds in its peer group and also noted that the Fund is less volatile than a majority of its peers. The Advisor also pointed out that, on a risk-adjusted basis, the Fund was quite competitive with its peers offering a significantly higher value for a given unit of risk than all but one of the funds in its peer universe as indicated by a comparison of the one-year Sharpe ratios of the funds in its performance universe. The Advisor also noted that the Fund's return goal is to achieve a total rate of return that meets or exceeds 5% per year on a real (i.e., inflation-adjusted) basis and net of management fees over rolling five year time horizons. The Advisor directed the Board to the one-year performance of the Fund's Class Y shares, which exceeded the Fund's return goal.

The Board concluded that the Advisor's explanations provided a sound basis for understanding the performance of the Fund, and determined, after analyzing the performance data, that the performance of the Fund was acceptable as compared with relevant performance standards, given the investment strategies and risk profile of the Fund and the expectations of the shareholder base.

Fund Fees and Expenses. When considering the fees and expenses borne by the Fund, and the reasonableness of the management fee paid to the Advisor in light of the services provided to the Fund, the Board compared the fees charged by the Advisor to the Fund to fees charged to the funds in its peer group for comparable services, as provided in the Lipper Reports, on both an actual (taking into account expense limitation arrangements) and a contractual basis (assuming all funds in the peer expense group were similar in size to the Fund).

The UBS Funds—Board approval of investment advisory agreement (unaudited)

The Advisor addressed the fees and expenses of the Fund, which had a contractual management fee, an actual management fee and total expenses in one of the lower quintiles in its expense group. The Advisor explained that the complexity of the Fund's investment strategy was the reason that the Fund's management fee was higher than the management fees of funds in its expense group. The Advisor explained that the Fund is designed to provide absolute return over market cycles regardless of the market's direction. The Advisor explained that in order to achieve its absolute return goal, the Fund uses sophisticated derivatives techniques and is the only fund in its peer group that actively utilized short positions for individual markets, currencies and securities. The Advisor also stated that the Fund is continually adding additional types of investments as sources of return and that there is a continual innovation with respect to the strategies, tools and techniques utilized to manage the Fund. The Advisor stated that employing these sophisticated management techniques make the Fund more expensive to manage than other global allocation funds.

The Board also received and considered information about the fee rates charged to other funds and accounts that are managed by the Advisor. After discussing the information about the other funds and accounts with the Advisor, the Board determined that the fees charged by the Advisor to the Fund were within a reasonable range, giving effect to differences in services performed for such other funds and accounts as compared to such fee rates. The Advisor reported to the Board that the management fee charged to the Fund was lower than the management fee charged to institutional accounts that were managed by the Advisor with the same strategy. The Board also considered that the Advisor had agreed to renew the expense limit arrangement at the current rate for an additional one-year period. The Board, after reviewing all pertinent material and taking into account the unique investment strategy of the Fund, concluded that the management fee payable under the Fund's Advisory Agreement was fair and reasonable.

Costs and Profitability. The Board considered the costs of providing services to the Fund and the profitability of the Fund to the Advisor and its affiliates by reviewing the profitability analysis provided by the Advisor, including information about its fee revenues and expenses. The Board reviewed the profitability of the Fund to the Advisor and its affiliates, and the compensation that was received for providing services to the Fund. The profitability analysis, which provided information for the last three calendar years, included schedules relating to the revenue and expenses attributable to: (i) the investment advisory and administration services provided by the Advisor and UBS Global AM (US); (ii) the distribution and shareholder services provided by UBS Global AM (US) and UBS Financial Services; (iii) the transfer agency related services provided by UBS Financial Services; and (iv) all services provided by the Advisor, UBS Global AM (US), and UBS Financial Services shown on a consolidated basis. In reviewing the cost methodology used in the profitability analysis, the Board recognized that there are a number of reasonable allocation methodologies that may be used in a profitability analysis and determined that the consultant hired by the Board should work with management to enhance the methodology used next year. In discussing the profitability analysis with the Board, the Advisor stated that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by the Advisor and its affiliates.

Also, in reviewing the profitability of the Fund, the Board considered the fact that the Advisor was prepared in the upcoming year to dedicate additional Advisor resources to improving the infrastructure for mutual fund operations. The Board also considered "fall-out" or ancillary benefits to the Advisor or its affiliates as the result of their relationship with the Fund; for example, the ability to attract other clients due to the Advisor's role as investment advisor to the Fund and the research services available to the Advisor through soft dollar brokerage commissions. The Independent Trustees also considered the ancillary benefits received by the Advisor's affiliates, UBS Securities LLC and UBS AG, in the form of commissions for executing securities transactions for the Fund. Upon closely examining the information provided concerning the Advisor's profitability, the Board concluded that the level of profits realized by the Advisor and its affiliates with respect to the Fund, was reasonable in relation to the nature and quality of the services that were provided.

The UBS Funds—Board approval of investment advisory agreement (unaudited)

Economies of Scale. The Board also discussed whether economies of scale are realized by the Advisor with respect to the Fund as it grows larger, and the extent to which this is reflected in the level of management fees charged. The Board noted that with respect to the Fund, any actual or potential economies of scale are, or will be, shared with the Fund and its shareholders through existing management fee breakpoints so that as the Fund grows in size, its effective management fee declines. Based on the Fund's fees and expenses and the Advisor's profitability analysis, the Board concluded that any actual or potential economies of scale would be reasonably shared with a Fund and its shareholders.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, with the assistance of independent counsel, concluded that the continuation of the Advisory Agreement for the Fund was in the best interests of the Fund and its shareholders.

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Item 2. Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3. Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4. Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating Committee. The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust’s outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust’s total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Mr. Walter Auch, care of the Secretary of the UBS Funds at UBS Global Asset Management, One North

Wacker Drive, Chicago, Illinois 60606, and indicate on the envelope “Nominating Committee.” The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)            The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)           The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)                (1) Code of Ethics – Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a)                (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)                (3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(b)               Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The UBS Funds

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	March 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	March 9, 2007

By:	/s/ Thomas Disbrow
Thomas Disbrow
Treasurer & Principal Accounting Officer

Date:	March 9, 2007